UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3855

Fidelity Advisor Series VIII
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Scott C. Goebel, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2014

Item 1. Reports to Stockholders

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Diversified International

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-3.60%	6.91%	4.84%
Class T (incl. 3.50% sales charge)	-1.53%	7.15%	4.83%
Class B (incl. contingent deferred sales charge) A	-3.55%	7.05%	4.86%
Class C (incl. contingent deferred sales charge) B	0.58%	7.40%	4.67%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Diversified International Fund - Class A on October 31, 2004, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from William Bower, Portfolio Manager of Fidelity Advisor® Diversified International Fund: For the year ending October 31, 2014, the fund's Class A, Class T, Class B and Class C shares gained 2.28%, 2.04%, 1.45% and 1.58%, respectively (excluding sales charges), outpacing the -0.48% result for the MSCI EAFE Index. Stock selection drove relative results, with strong showings in the information technology and health care sectors, with industrials the only notable detractor. Geographically, the fund benefited from out-of-index holdings in emerging markets, the U.S. and Canada. Stock selection helped in six of 10 sectors, and all 10 top relative contributors were overweights or out-of-index positions. Denmark's Novo Nordisk, an insulin producer, was up 38% for the year. Japanese optics maker Hoya also helped. Our holding in Alimentation Couche-Tard was up 51% for the full year. Conversely, picks in industrials hurt most, particularly data purveyor Experian, which was off 25% for the period. In financials, ORIX disappointed. In health care, not owning Switzerland's Novartis or U.K.-based AstraZeneca, two index heavies, weighed on relative results. I reduced its position in Honda Motor and sold out of Toyota Motor and Renault, and established a position in Suzuki Motor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.24%
Actual		$ 1,000.00	$ 981.40	$ 6.19
HypotheticalA		$ 1,000.00	$ 1,018.95	$ 6.31
Class T	1.50%
Actual		$ 1,000.00	$ 980.30	$ 7.49
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63
Class B	2.05%
Actual		$ 1,000.00	$ 977.60	$ 10.22
HypotheticalA		$ 1,000.00	$ 1,014.87	$ 10.41
Class C	1.99%
Actual		$ 1,000.00	$ 978.00	$ 9.92
HypotheticalA		$ 1,000.00	$ 1,015.17	$ 10.11
Institutional Class	.96%
Actual		$ 1,000.00	$ 983.20	$ 4.80
HypotheticalA		$ 1,000.00	$ 1,020.37	$ 4.89
Class Z	.78%
Actual		$ 1,000.00	$ 984.20	$ 3.90
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.97

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.9	1.9
ORIX Corp. (Japan, Diversified Financial Services)	1.8	1.6
Bayer AG (Germany, Pharmaceuticals)	1.6	1.7
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.6	1.4
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.4	0.7
	8.3
Top Five Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.2	21.1
Health Care	16.7	16.1
Consumer Discretionary	15.6	15.8
Information Technology	13.9	9.8
Consumer Staples	12.0	11.9
Top Five Countries as of October 31, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Japan	17.7	15.3
United Kingdom	16.8	17.4
United States of America	7.9	7.1
Germany	6.2	8.4
Switzerland	5.2	5.4
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2014	As of April 30, 2014
Stocks 98.1%	Stocks 97.7%
Other Investments 0.1%	Other Investments 0.1%
Short-Term Investments and Net Other Assets (Liabilities) 1.8%	Short-Term Investments and Net Other Assets (Liabilities) 2.2%

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value (000s)
Australia - 2.8%
Ansell Ltd.	258,534	$ 4,535
Australia & New Zealand Banking Group Ltd.	628,447	18,596
BHP Billiton Ltd. sponsored ADR (e)	217,236	12,913
CSL Ltd.	167,531	11,828
Woodside Petroleum Ltd.	172,944	6,143
TOTAL AUSTRALIA		54,015
Austria - 0.1%
Andritz AG	52,900	2,554
Bailiwick of Guernsey - 0.2%
Amdocs Ltd.	72,600	3,451
Bailiwick of Jersey - 2.0%
Experian PLC	398,000	5,975
Shire PLC	255,300	17,130
Wolseley PLC	124,370	6,599
WPP PLC	445,924	8,710
TOTAL BAILIWICK OF JERSEY		38,414
Belgium - 2.6%
Anheuser-Busch InBev SA NV	272,131	30,178
Arseus NV	61,500	2,458
KBC Groupe SA (a)	246,648	13,213
UCB SA	42,200	3,405
TOTAL BELGIUM		49,254
Bermuda - 0.7%
BW LPG Ltd.	339,872	3,220
Golar LNG Ltd.	76,000	4,264
Noble Group Ltd.	3,986,000	3,710
Travelport Worldwide Ltd.	158,100	2,285
TOTAL BERMUDA		13,479
Canada - 3.8%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	460,900	15,642
AutoCanada, Inc.	36,900	2,050
Canadian Natural Resources Ltd.	110,900	3,870
CGI Group, Inc. Class A (sub. vtg.) (a)	397,700	13,652
Constellation Software, Inc.	25,700	7,240
First Quantum Minerals Ltd.	256,600	3,870
Imperial Oil Ltd.	96,200	4,629
Keyera Corp.	28,900	2,299
Potash Corp. of Saskatchewan, Inc.	115,500	3,942
Common Stocks - continued
	Shares	Value (000s)
Canada - continued
PrairieSky Royalty Ltd.	38,000	$ 1,170
Suncor Energy, Inc.	265,200	9,417
Tourmaline Oil Corp. (a)	100,600	3,609
TransForce, Inc.	77,900	1,905
TOTAL CANADA		73,295
Cayman Islands - 3.2%
58.com, Inc. ADR	21,000	831
Alibaba Group Holding Ltd. sponsored ADR	240,900	23,753
Baidu.com, Inc. sponsored ADR (a)	18,500	4,417
China Modern Dairy Holdings Ltd. (a)(e)	6,161,000	2,718
GCL-Poly Energy Holdings Ltd. (a)	16,510,000	5,564
Melco Crown Entertainment Ltd. sponsored ADR	267,500	7,260
PW Medtech Group Ltd. (a)	5,938,000	3,749
Sands China Ltd.	1,554,400	9,695
Tencent Holdings Ltd.	196,800	3,163
TOTAL CAYMAN ISLANDS		61,150
Colombia - 0.2%
Grupo Aval Acciones y Valores SA ADR	287,696	3,878
Curacao - 0.0%
Schlumberger Ltd.	5,400	533
Denmark - 2.4%
A.P. Moller - Maersk A/S Series B	802	1,869
Genmab A/S (a)	132,800	5,789
Novo Nordisk A/S Series B	789,740	35,698
Vestas Wind Systems A/S (a)	94,134	3,151
TOTAL DENMARK		46,507
Finland - 0.6%
Nokia Corp.	647,900	5,414
Sampo Oyj (A Shares)	113,300	5,419
TOTAL FINLAND		10,833
France - 3.7%
Air Liquide SA	54,260	6,545
Atos Origin SA	49,027	3,385
AXA SA	444,800	10,262
BNP Paribas SA	221,943	13,945
Kering SA	16,100	3,106
LVMH Moet Hennessy - Louis Vuitton SA	16,998	2,883
Numericable Group SA (e)	33,900	1,253
Common Stocks - continued
	Shares	Value (000s)
France - continued
Numericable Group SA rights 11/12/14 (a)	33,900	$ 1,005
Publicis Groupe SA (a)	140,010	9,697
Sanofi SA	186,347	16,909
Tarkett SA	43,874	1,264
TOTAL FRANCE		70,254
Germany - 4.8%
adidas AG	20,690	1,505
Bayer AG	219,452	31,199
Brenntag AG	75,600	3,657
Continental AG	34,600	6,792
Drillisch AG	50,000	1,735
Fresenius SE & Co. KGaA	294,300	15,139
Gerry Weber International AG (Bearer)	59,100	2,372
Linde AG	53,347	9,837
OSRAM Licht AG (a)	62,910	2,204
ProSiebenSat.1 Media AG	90,800	3,659
SAP AG (e)	135,216	9,213
Symrise AG	58,000	3,262
TOTAL GERMANY		90,574
Hong Kong - 1.7%
AIA Group Ltd.	4,129,000	23,042
Galaxy Entertainment Group Ltd.	1,059,000	7,241
Melco International Development Ltd.	679,000	1,841
TOTAL HONG KONG		32,124
India - 2.4%
Apollo Hospitals Enterprise Ltd. (a)	199,507	3,621
Axis Bank Ltd. (a)	444,940	3,279
HDFC Bank Ltd.	835,563	13,549
Housing Development Finance Corp. Ltd.	655,610	11,807
ITC Ltd. (a)	1,141,123	6,598
LIC Housing Finance Ltd.	201,645	1,187
Lupin Ltd.	127,912	2,962
Pidilite Industries Ltd.	524,041	3,531
TOTAL INDIA		46,534
Indonesia - 0.5%
PT Bank Central Asia Tbk	5,215,000	5,630
PT Bank Rakyat Indonesia Tbk	4,102,200	3,759
TOTAL INDONESIA		9,389
Common Stocks - continued
	Shares	Value (000s)
Ireland - 2.1%
Actavis PLC (a)	50,000	$ 12,137
DCC PLC (United Kingdom)	71,500	3,996
Greencore Group PLC	1,069,521	4,489
Perrigo Co. PLC	71,900	11,608
Ryanair Holdings PLC sponsored ADR (a)	147,800	8,209
TOTAL IRELAND		40,439
Israel - 1.3%
Check Point Software Technologies Ltd. (a)	120,100	8,917
Teva Pharmaceutical Industries Ltd. sponsored ADR	295,000	16,659
TOTAL ISRAEL		25,576
Italy - 0.9%
Telecom Italia SpA (a)	2,528,504	2,866
UniCredit SpA	1,301,916	9,397
World Duty Free SpA (a)	582,140	4,928
TOTAL ITALY		17,191
Japan - 17.7%
Ain Pharmaciez, Inc.	77,700	2,105
Aozora Bank Ltd.	867,000	3,047
Astellas Pharma, Inc.	1,338,800	20,779
Daiichikosho Co. Ltd.	74,400	1,878
Don Quijote Holdings Co. Ltd.	182,000	10,905
Fast Retailing Co. Ltd.	18,500	6,878
Fuji Heavy Industries Ltd.	98,700	3,285
GMO Internet, Inc.	357,500	3,002
Honda Motor Co. Ltd. sponsored ADR	152,306	4,892
Hoya Corp.	650,900	23,033
Japan Exchange Group, Inc.	361,800	8,975
Japan Tobacco, Inc.	686,800	23,433
KDDI Corp.	224,600	14,749
Keyence Corp.	46,800	22,678
Komatsu Ltd.	440,400	10,398
Medical System Network Co. Ltd. (e)	752,500	2,298
Misumi Group, Inc.	34,800	1,098
Mitsubishi Electric Corp.	436,000	5,622
Mitsubishi UFJ Financial Group, Inc.	2,952,200	17,209
Nagaileben Co. Ltd.	117,000	2,249
NEC Corp.	3,756,000	13,283
NGK Spark Plug Co. Ltd.	106,000	2,765
Nippon Telegraph & Telephone Corp.	158,500	9,862
Nitori Holdings Co. Ltd.	86,000	5,450
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Olympus Corp. (a)	56,700	$ 2,036
OMRON Corp.	163,100	7,720
ORIX Corp.	2,432,400	33,762
Rakuten, Inc.	1,186,500	13,380
Recruit Holdings Co. Ltd. (a)	36,900	1,261
Seven & i Holdings Co., Ltd.	156,700	6,120
SHIMANO, Inc.	51,800	6,869
Shinsei Bank Ltd.	1,893,000	4,254
Ship Healthcare Holdings, Inc.	95,400	2,233
SoftBank Corp.	311,400	22,670
Suzuki Motor Corp.	154,500	5,179
Toshiba Plant Systems & Services Corp.	153,200	2,564
Tsuruha Holdings, Inc.	116,000	6,849
VT Holdings Co. Ltd.	606,600	2,396
TOTAL JAPAN		337,166
Korea (South) - 0.9%
NAVER Corp.	10,009	7,024
Orion Corp.	6,412	4,923
Samsung Electronics Co. Ltd.	4,431	5,130
Samsung SDS Co. Ltd. (a)	2,071	366
TOTAL KOREA (SOUTH)		17,443
Luxembourg - 1.3%
Altice SA	243,177	15,142
Eurofins Scientific SA	38,800	9,805
TOTAL LUXEMBOURG		24,947
Mexico - 0.3%
America Movil S.A.B. de CV Series L sponsored ADR	197,100	4,811
Netherlands - 3.5%
AEGON NV	2,212,100	18,030
AerCap Holdings NV (a)	75,500	3,272
IMCD Group BV	122,800	3,386
ING Groep NV (Certificaten Van Aandelen) (a)	664,900	9,522
LyondellBasell Industries NV Class A	82,200	7,532
Reed Elsevier NV	213,182	4,906
Unilever NV (Certificaten Van Aandelen) (Bearer)	500,200	19,387
TOTAL NETHERLANDS		66,035
Norway - 0.2%
Telenor ASA	187,400	4,212
Common Stocks - continued
	Shares	Value (000s)
Philippines - 0.4%
Alliance Global Group, Inc.	12,852,154	$ 7,229
Singapore - 0.4%
Ezion Holdings Ltd.	1,479,600	1,742
United Overseas Bank Ltd.	329,000	5,894
TOTAL SINGAPORE		7,636
South Africa - 0.9%
Naspers Ltd. Class N	142,100	17,684
Spain - 1.6%
Amadeus IT Holding SA Class A	266,800	9,796
Criteria CaixaCorp SA	554,945	3,026
Inditex SA	656,784	18,449
TOTAL SPAIN		31,271
Sweden - 2.3%
ASSA ABLOY AB (B Shares)	100,600	5,328
HEXPOL AB (B Shares)	16,800	1,486
Nordea Bank AB	1,015,800	13,027
Svenska Cellulosa AB (SCA) (B Shares)	644,300	14,406
Svenska Handelsbanken AB (A Shares)	212,000	10,109
TOTAL SWEDEN		44,356
Switzerland - 5.2%
Actelion Ltd.	47,876	5,692
Compagnie Financiere Richemont SA Series A	113,494	9,549
Credit Suisse Group AG	354,987	9,458
Nestle SA	162,022	11,882
Roche Holding AG (participation certificate)	91,362	26,961
Syngenta AG (Switzerland)	53,404	16,516
UBS AG	1,072,643	18,651
TOTAL SWITZERLAND		98,709
Taiwan - 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	937,900	20,653
Thailand - 0.2%
Kasikornbank PCL (For. Reg.)	533,300	3,863
United Kingdom - 16.8%
Al Noor Hospitals Group PLC	266,200	4,339
Associated British Foods PLC	175,100	7,714
B&M European Value Retail S.A.	1,353,586	5,386
BG Group PLC	1,008,869	16,814
British American Tobacco PLC sponsored ADR	167,200	18,987
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
BT Group PLC	1,879,500	$ 11,080
Bunzl PLC	119,000	3,227
Capita Group PLC	100,700	1,767
Compass Group PLC	404,800	6,514
Diploma PLC	350,900	3,904
easyJet PLC	160,900	3,861
Exova Group Ltd. PLC (a)	644,700	1,751
Filtrona PLC	815,100	8,951
GlaxoSmithKline PLC	419,900	9,496
Hikma Pharmaceuticals PLC	238,987	7,245
HSBC Holdings PLC sponsored ADR	490,797	25,040
IMI PLC	189,700	3,708
Imperial Tobacco Group PLC	88,997	3,860
ITV PLC	1,841,700	5,981
Johnson Matthey PLC	121,600	5,785
Kingfisher PLC	1,846,900	8,947
Liberty Global PLC:
Class A (a)	68,400	3,110
Class C	48,700	2,166
Lloyds Banking Group PLC (a)	17,941,900	22,156
Mears Group PLC	260,100	1,839
Meggitt PLC	539,673	3,894
Next PLC	192,100	19,806
Poundland Group PLC (a)	361,369	1,821
Prudential PLC	1,008,173	23,345
Reckitt Benckiser Group PLC	222,013	18,646
Rentokil Initial PLC	1,109,900	2,187
Rolls-Royce Group PLC	733,500	9,892
SABMiller PLC	169,000	9,530
Schroders PLC	24,900	960
Spectris PLC	138,900	4,004
Sports Direct International PLC (a)	459,400	4,736
St. James's Place Capital PLC	934,800	11,141
Standard Chartered PLC (United Kingdom)	232,764	3,499
Travis Perkins PLC	220,300	5,822
Whitbread PLC	116,872	8,159
TOTAL UNITED KINGDOM		321,070
United States of America - 7.9%
AbbVie, Inc.	114,900	7,292
Alexion Pharmaceuticals, Inc. (a)	47,600	9,109
Alliance Data Systems Corp. (a)	20,900	5,922
Common Stocks - continued
	Shares	Value (000s)
United States of America - continued
Amgen, Inc.	52,700	$ 8,547
Celldex Therapeutics, Inc. (a)	41,800	700
CF Industries Holdings, Inc.	14,700	3,822
Fidelity National Information Services, Inc.	96,600	5,640
FMC Corp.	32,700	1,875
Freeport-McMoRan, Inc.	110,100	3,138
Gilead Sciences, Inc. (a)	90,700	10,158
Google, Inc.:
Class A (a)	13,295	7,550
Class C (a)	19,795	11,067
Las Vegas Sands Corp.	133,000	8,281
MasterCard, Inc. Class A	127,700	10,695
McGraw Hill Financial, Inc.	189,800	17,173
Mead Johnson Nutrition Co. Class A	53,900	5,353
Mondelez International, Inc.	144,300	5,088
Noble Energy, Inc.	148,300	8,547
QUALCOMM, Inc.	75,500	5,928
The Blackstone Group LP	146,100	4,401
Visa, Inc. Class A	44,500	10,744
TOTAL UNITED STATES OF AMERICA		151,030
TOTAL COMMON STOCKS (Cost $1,514,332)		1,847,559
Preferred Stocks - 1.4%

Convertible Preferred Stocks - 0.0%
United States of America - 0.0%
NJOY, Inc.:
Series C (a)(h)	60,264	486
Series D (h)	18,951	153
TOTAL UNITED STATES OF AMERICA		639
Nonconvertible Preferred Stocks - 1.4%
Germany - 1.4%
Henkel AG & Co. KGaA	132,200	13,051
Volkswagen AG	64,700	13,787
TOTAL GERMANY		26,838
Preferred Stocks - continued
	Shares	Value (000s)
Nonconvertible Preferred Stocks - continued
United Kingdom - 0.0%
Rolls-Royce Group PLC	66,015,000	$ 106
TOTAL NONCONVERTIBLE PREFERRED STOCKS		26,944
TOTAL PREFERRED STOCKS (Cost $21,726)		27,583
Preferred Securities - 0.1%
Principal Amount (d) (000s)
Ireland - 0.1%
Baggot Securities Ltd. 10.24% (f)(g) (Cost $2,488)	EUR	1,620	2,295
Money Market Funds - 2.6%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	31,286,373	31,286
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	18,560,972	18,561
TOTAL MONEY MARKET FUNDS (Cost $49,847)		49,847
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $1,588,393)		1,927,284
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(15,807)
NET ASSETS - 100%		$ 1,911,477
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,295,000 or 0.1% of net assets.

(g) Security is perpetual in nature with no stated maturity date.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $639,000 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
NJOY, Inc. Series C	6/7/13	$ 487
NJOY, Inc. Series D	2/14/14	$ 321
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 26
Fidelity Securities Lending Cash Central Fund	900
Total	$ 926
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 295,222	$ 199,164	$ 95,419	$ 639
Consumer Staples	233,257	121,689	111,568	-
Energy	66,257	41,558	24,699	-
Financials	403,505	144,490	259,015	-
Health Care	321,467	161,281	160,186	-
Industrials	123,823	91,941	31,882	-
Information Technology	263,235	170,165	93,070	-
Materials	96,391	76,344	20,047	-
Telecommunication Services	71,985	10,758	61,227	-
Preferred Securities	2,295	-	2,295	-
Money Market Funds	49,847	49,847	-	-
Total Investments in Securities:	$ 1,927,284	$ 1,067,237	$ 859,408	$ 639

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 164,017
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $17,707) - See accompanying schedule: Unaffiliated issuers (cost $1,538,546)	$ 1,877,437
Fidelity Central Funds (cost $49,847)	49,847
Total Investments (cost $1,588,393)		$ 1,927,284
Foreign currency held at value (cost $62)		62
Receivable for investments sold		7,243
Receivable for fund shares sold		2,290
Dividends receivable		4,406
Distributions receivable from Fidelity Central Funds		14
Prepaid expenses		5
Other receivables		196
Total assets		1,941,500

Liabilities
Payable for investments purchased	$ 3,546
Payable for fund shares redeemed	3,300
Accrued management fee	1,039
Distribution and service plan fees payable	468
Other affiliated payables	443
Other payables and accrued expenses	2,666
Collateral on securities loaned, at value	18,561
Total liabilities		30,023

Net Assets		$ 1,911,477
Net Assets consist of:
Paid in capital		$ 4,218,295
Undistributed net investment income		18,417
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,661,534)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		336,299
Net Assets		$ 1,911,477

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($693,064 ÷ 35,431 shares)	$ 19.56

Maximum offering price per share (100/94.25 of $19.56)	$ 20.75
Class T: Net Asset Value and redemption price per share ($283,584 ÷ 14,630 shares)	$ 19.38

Maximum offering price per share (100/96.50 of $19.38)	$ 20.08
Class B: Net Asset Value and offering price per share ($19,140 ÷ 1,021 shares)A	$ 18.75

Class C: Net Asset Value and offering price per share ($243,431 ÷ 13,034 shares)A	$ 18.68

Institutional Class: Net Asset Value, offering price and redemption price per share ($648,208 ÷ 32,552 shares)	$ 19.91

Class Z: Net Asset Value, offering price and redemption price per share ($24,050 ÷ 1,207 shares)	$ 19.93

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2014

Investment Income
Dividends		$ 45,009
Special dividends		9,777
Income from Fidelity Central Funds		926
Income before foreign taxes withheld		55,712
Less foreign taxes withheld		(3,501)
Total income		52,211

Expenses
Management fee	$ 13,964
Transfer agent fees	4,638
Distribution and service plan fees	6,276
Accounting and security lending fees	896
Custodian fees and expenses	249
Independent trustees' compensation	8
Registration fees	116
Audit	86
Legal	8
Miscellaneous	17
Total expenses before reductions	26,258
Expense reductions	(27)	26,231
Net investment income (loss)		25,980
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	173,972
Foreign currency transactions	(234)
Futures contracts	550
Total net realized gain (loss)		174,288
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $21)	(153,249)
Assets and liabilities in foreign currencies	(168)
Futures contracts	(491)
Total change in net unrealized appreciation (depreciation)		(153,908)
Net gain (loss)		20,380
Net increase (decrease) in net assets resulting from operations		$ 46,360

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 25,980	$ 19,442
Net realized gain (loss)	174,288	196,674
Change in net unrealized appreciation (depreciation)	(153,908)	237,976
Net increase (decrease) in net assets resulting from operations	46,360	454,092
Distributions to shareholders from net investment income	(17,375)	(23,595)
Distributions to shareholders from net realized gain	(17,564)	(7,342)
Total distributions	(34,939)	(30,937)
Share transactions - net increase (decrease)	(109,770)	(330,363)
Redemption fees	19	17
Total increase (decrease) in net assets	(98,330)	92,809

Net Assets
Beginning of period	2,009,807	1,916,998
End of period (including undistributed net investment income of $18,417 and undistributed net investment income of $17,279, respectively)	$ 1,911,477	$ 2,009,807

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.47	$ 15.63	$ 14.61	$ 15.63	$ 14.25
Income from Investment Operations
Net investment income (loss) C	.27F	.19	.18	.22G	.14
Net realized and unrealized gain (loss)	.17	3.92	1.03	(1.01)	1.44
Total from investment operations	.44	4.11	1.21	(.79)	1.58
Distributions from net investment income	(.18)	(.21)	(.19)	(.20)	(.19)
Distributions from net realized gain	(.17)	(.06)	-	(.03)	(.01)
Total distributions	(.35)	(.27)	(.19)	(.23)	(.20)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 19.56	$ 19.47	$ 15.63	$ 14.61	$ 15.63
Total ReturnA, B	2.28%	26.69%	8.47%	(5.15)%	11.17%
Ratios to Average Net Assets D, H
Expenses before reductions	1.26%	1.31%	1.32%	1.31%	1.32%
Expenses net of fee waivers, if any	1.26%	1.30%	1.32%	1.31%	1.32%
Expenses net of all reductions	1.26%	1.28%	1.31%	1.29%	1.30%
Net investment income (loss)	1.34% F	1.08%	1.20%	1.38% G	.95%
Supplemental Data
Net assets, end of period (in millions)	$ 693	$ 756	$ 762	$ 916	$ 1,302
Portfolio turnover rateE	40%	50%	34%	48%	59%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .85%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .98%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.30	$ 15.49	$ 14.46	$ 15.47	$ 14.11
Income from Investment Operations
Net investment income (loss) C	.21F	.14	.14	.18G	.10
Net realized and unrealized gain (loss)	.18	3.89	1.03	(.99)	1.43
Total from investment operations	.39	4.03	1.17	(.81)	1.53
Distributions from net investment income	(.14)	(.16)	(.14)	(.16)	(.16)
Distributions from net realized gain	(.17)	(.06)	-	(.03)	(.01)
Total distributions	(.31)	(.22)	(.14)	(.20) J	(.17)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 19.38	$ 19.30	$ 15.49	$ 14.46	$ 15.47
Total ReturnA, B	2.04%	26.37%	8.17%	(5.35)%	10.88%
Ratios to Average Net Assets D, H
Expenses before reductions	1.51%	1.55%	1.58%	1.55%	1.55%
Expenses net of fee waivers, if any	1.51%	1.55%	1.58%	1.55%	1.55%
Expenses net of all reductions	1.51%	1.53%	1.57%	1.53%	1.53%
Net investment income (loss)	1.09% F	.83%	.94%	1.14% G	.71%
Supplemental Data
Net assets, end of period (in millions)	$ 284	$ 319	$ 304	$ 404	$ 621
Portfolio turnover rateE	40%	50%	34%	48%	59%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .60%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .74%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $.20 per share is comprised of distributions from net investment income of $.164 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 18.65	$ 14.95	$ 13.91	$ 14.91	$ 13.61
Income from Investment Operations
Net investment income (loss) C	.10F	.05	.06	.09G	.02
Net realized and unrealized gain (loss)	.17	3.77	1.00	(.96)	1.38
Total from investment operations	.27	3.82	1.06	(.87)	1.40
Distributions from net investment income	-	(.06)	(.02)	(.10)	(.09)
Distributions from net realized gain	(.17)	(.06)	-	(.03)	(.01)
Total distributions	(.17)	(.12)	(.02)	(.13)	(.10)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 18.75	$ 18.65	$ 14.95	$ 13.91	$ 14.91
Total ReturnA, B	1.45%	25.72%	7.64%	(5.89)%	10.34%
Ratios to Average Net Assets D, H
Expenses before reductions	2.07%	2.08%	2.08%	2.08%	2.09%
Expenses net of fee waivers, if any	2.07%	2.08%	2.08%	2.08%	2.09%
Expenses net of all reductions	2.07%	2.06%	2.07%	2.06%	2.07%
Net investment income (loss)	.53%F	.30%	.44%	.61%G	.18%
Supplemental Data
Net assets, end of period (in millions)	$ 19	$ 36	$ 59	$ 94	$ 157
Portfolio turnover rateE	40%	50%	34%	48%	59%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .04%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .21%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 18.63	$ 14.97	$ 13.95	$ 14.95	$ 13.65
Income from Investment Operations
Net investment income (loss) C	.11F	.06	.06	.10G	.03
Net realized and unrealized gain (loss)	.18	3.75	1.01	(.96)	1.38
Total from investment operations	.29	3.81	1.07	(.86)	1.41
Distributions from net investment income	(.07)	(.09)	(.05)	(.11)	(.10)
Distributions from net realized gain	(.17)	(.06)	-	(.03)	(.01)
Total distributions	(.24)	(.15)	(.05)	(.14)	(.11)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 18.68	$ 18.63	$ 14.97	$ 13.95	$ 14.95
Total ReturnA, B	1.58%	25.71%	7.71%	(5.83)%	10.32%
Ratios to Average Net Assets D, H
Expenses before reductions	2.00%	2.04%	2.06%	2.05%	2.06%
Expenses net of fee waivers, if any	2.00%	2.04%	2.06%	2.05%	2.06%
Expenses net of all reductions	2.00%	2.01%	2.05%	2.03%	2.04%
Net investment income (loss)	.60%F	.35%	.46%	.64%G	.21%
Supplemental Data
Net assets, end of period (in millions)	$ 243	$ 264	$ 246	$ 302	$ 419
Portfolio turnover rateE	40%	50%	34%	48%	59%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .11%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .24%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.80	$ 15.90	$ 14.87	$ 15.90	$ 14.48
Income from Investment Operations
Net investment income (loss) B	.33E	.24	.23	.28F	.19
Net realized and unrealized gain (loss)	.18	3.98	1.05	(1.03)	1.47
Total from investment operations	.51	4.22	1.28	(.75)	1.66
Distributions from net investment income	(.23)	(.26)	(.25)	(.25)	(.23)
Distributions from net realized gain	(.17)	(.06)	-	(.03)	(.01)
Total distributions	(.40)	(.32)	(.25)	(.28)	(.24)
Redemption fees added to paid in capital B,H	-	-	-	-	-
Net asset value, end of period	$ 19.91	$ 19.80	$ 15.90	$ 14.87	$ 15.90
Total ReturnA	2.60%	27.03%	8.83%	(4.85)%	11.55%
Ratios to Average Net Assets C, G
Expenses before reductions	.97%	.99%	1.00%	.99%	.99%
Expenses net of fee waivers, if any	.97%	.99%	1.00%	.99%	.99%
Expenses net of all reductions	.97%	.97%	.99%	.97%	.97%
Net investment income (loss)	1.63%E	1.39%	1.52%	1.70%F	1.28%
Supplemental Data
Net assets, end of period (in millions)	$ 648	$ 636	$ 546	$ 723	$ 1,316
Portfolio turnover rateD	40%	50%	34%	48%	59%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.14%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.30%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Years ended October 31,	2014	2013H
Selected Per-Share Data
Net asset value, beginning of period	$ 19.81	$ 18.54
Income from Investment Operations
Net investment income (loss) D	.36G	.03
Net realized and unrealized gain (loss)	.19	1.24
Total from investment operations	.55	1.27
Distributions from net investment income	(.26)	-
Distributions from net realized gain	(.17)	-
Total distributions	(.43)	-
Redemption fees added to paid in capital D	-J	-
Net asset value, end of period	$ 19.93	$ 19.81
Total ReturnB, C	2.81%	6.85%
Ratios to Average Net Assets E, I
Expenses before reductions	.81%	.83%A
Expenses net of fee waivers, if any	.81%	.83%A
Expenses net of all reductions	.81%	.80%A
Net investment income (loss)	1.79%G	.77%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,050	$ 107
Portfolio turnover rateF	40%	50%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.30%.

H For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Diversified International Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Institutional Class and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The

Annual Report

3. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, futures transactions, partnerships, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 401,047
Gross unrealized depreciation	(78,289)
Net unrealized appreciation (depreciation) on securities	$ 322,758
Tax Cost	$ 1,604,526

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 18,554
Capital loss carryforward	$ (2,645,401)
Net unrealized appreciation (depreciation) on securities and other investments	$ 322,566

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (2,645,401)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 34,939	$ 30,937

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

Annual Report

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Derivative Instruments - continued

Futures Contracts - continued

the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments

During the period the Fund recognized net realized gain (loss) of $550 and a change in net unrealized appreciation (depreciation) of $(491) related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $792,312 and $925,506, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. Prior to August 1, 2014 the individual fund fee rate was .45%. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 1,866	$ 12
Class T	.25%	.25%	1,545	1
Class B	.75%	.25%	273	206
Class C	.75%	.25%	2,592	104
			$ 6,276	$ 323

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 92
Class T	24
Class B*	14
Class C*	5
$ 135

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 1,823.24
Class T	758.25
Class B	83.30
Class C	613.24
Institutional Class	1,357.21
Class Z	4.05
	$ 4,638

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a

Annual Report

8. Security Lending - continued

broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $900, including $2 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $27 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 6,853	$ 9,993
Class T	2,251	3,119
Class B	-	218
Class C	979	1,491
Institutional Class	7,291	8,774
Class Z	1	-
Total	$ 17,375	$ 23,595

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Distributions to Shareholders - continued

Years ended October 31,	2014	2013
From net realized gain
Class A	$ 6,584	$ 2,917
Class T	2,789	1,167
Class B	307	229
Class C	2,390	978
Institutional Class	5,493	2,051
Class Z	1	-
Total	$ 17,564	$ 7,342

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013 A	2014	2013 A
Class A
Shares sold	4,795	5,624	$ 94,751	$ 97,285
Reinvestment of distributions	646	758	12,430	12,002
Shares redeemed	(8,821)	(16,315)	(174,243)	(276,915)
Net increase (decrease)	(3,380)	(9,933)	$ (67,062)	$ (167,628)
Class T
Shares sold	1,185	1,308	$ 23,252	$ 22,307
Reinvestment of distributions	249	255	4,764	4,007
Shares redeemed	(3,330)	(4,655)	(65,214)	(78,662)
Net increase (decrease)	(1,896)	(3,092)	$ (37,198)	$ (52,348)
Class B
Shares sold	29	17	$ 537	$ 283
Reinvestment of distributions	15	26	278	396
Shares redeemed	(933)	(2,107)	(17,767)	(34,470)
Net increase (decrease)	(889)	(2,064)	$ (16,952)	$ (33,791)
Class C
Shares sold	874	787	$ 16,572	$ 13,034
Reinvestment of distributions	149	129	2,754	1,968
Shares redeemed	(2,144)	(3,176)	(40,544)	(51,899)
Net increase (decrease)	(1,121)	(2,260)	$ (21,218)	$ (36,897)

Annual Report

11. Share Transactions - continued

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013 A	2014	2013 A
Institutional Class
Shares sold	7,676	4,395	$ 154,759	$ 77,113
Reinvestment of distributions	582	586	11,367	9,415
Shares redeemed	(7,810)	(7,233)	(158,739)	(126,327)
Net increase (decrease)	448	(2,252)	$ 7,387	$ (39,799)
Class Z
Shares sold	1,246	5	$ 26,144	$ 100
Reinvestment of distributions	-	-	2	-
Shares redeemed	(44)	-	(873)	-
Net increase (decrease)	1,202	5	$ 25,273	$ 100

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of
Fidelity Advisor Diversified International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Diversified International Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Diversified International Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class A designates 3%, Class T designates 4%, Class B designates 6%, and Class C designates 5% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 82%, Class T designates 92%, Class B designates 100%, and Class C designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/09/13	$0.2446	$0.0163
Class T	12/09/13	$0.2178	$0.0163
Class B	12/09/13	$0.1241	$0.0163
Class C	12/09/13	$0.1723	$0.0163

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Diversified International Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2014.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Diversified International Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Diversified International Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

Furthermore, the Board considered that, on July 16, 2014, after the periods shown in the chart above, it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and Class Z ranked below its competitive median for 2013 and the total expense ratio of Class T ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

ADIF-UANN-1214
1.784735.111

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Diversified International

Fund - Institutional Class

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Institutional Class	2.60%	8.53%	5.77%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Diversified International Fund - Institutional Class on October 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from William Bower, Portfolio Manager of Fidelity Advisor® Diversified International Fund: For the year ending October 31, 2014, the fund's Institutional Class shares gained 2.60%, outpacing the -0.48% result for the MSCI EAFE Index. Stock selection drove relative results, with strong showings in the information technology and health care sectors, with industrials the only notable detractor. On balance, allocations also helped. Geographically, the fund benefited from out-of-index holdings in emerging markets and North America. Stock selection helped in seven of 10 sectors, and all 10 top relative contributors were overweights. Denmark's Novo Nordisk, an insulin producer, was up 38% for the year. Japanese optics maker Hoya also helped. Alimentation Couche-Tard was up 51% for the full year. Conversely, picks in industrials hurt most, particularly Experian, which was off 25% for the period. In financials, Orix disappointed. In health care, not owning Switzerland's Novartis or U.K.-based AstraZeneca, two index heavyweights, weighed on relative results. I reduced its position in Honda Motor and sold out of Toyota Motor and

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.24%
Actual		$ 1,000.00	$ 981.40	$ 6.19
HypotheticalA		$ 1,000.00	$ 1,018.95	$ 6.31
Class T	1.50%
Actual		$ 1,000.00	$ 980.30	$ 7.49
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63
Class B	2.05%
Actual		$ 1,000.00	$ 977.60	$ 10.22
HypotheticalA		$ 1,000.00	$ 1,014.87	$ 10.41
Class C	1.99%
Actual		$ 1,000.00	$ 978.00	$ 9.92
HypotheticalA		$ 1,000.00	$ 1,015.17	$ 10.11
Institutional Class	.96%
Actual		$ 1,000.00	$ 983.20	$ 4.80
HypotheticalA		$ 1,000.00	$ 1,020.37	$ 4.89
Class Z	.78%
Actual		$ 1,000.00	$ 984.20	$ 3.90
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.97

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.9	1.9
ORIX Corp. (Japan, Diversified Financial Services)	1.8	1.6
Bayer AG (Germany, Pharmaceuticals)	1.6	1.7
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.6	1.4
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.4	0.7
	8.3
Top Five Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.2	21.1
Health Care	16.7	16.1
Consumer Discretionary	15.6	15.8
Information Technology	13.9	9.8
Consumer Staples	12.0	11.9
Top Five Countries as of October 31, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Japan	17.7	15.3
United Kingdom	16.8	17.4
United States of America	7.9	7.1
Germany	6.2	8.4
Switzerland	5.2	5.4
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2014	As of April 30, 2014
Stocks 98.1%	Stocks 97.7%
Other Investments 0.1%	Other Investments 0.1%
Short-Term Investments and Net Other Assets (Liabilities) 1.8%	Short-Term Investments and Net Other Assets (Liabilities) 2.2%

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value (000s)
Australia - 2.8%
Ansell Ltd.	258,534	$ 4,535
Australia & New Zealand Banking Group Ltd.	628,447	18,596
BHP Billiton Ltd. sponsored ADR (e)	217,236	12,913
CSL Ltd.	167,531	11,828
Woodside Petroleum Ltd.	172,944	6,143
TOTAL AUSTRALIA		54,015
Austria - 0.1%
Andritz AG	52,900	2,554
Bailiwick of Guernsey - 0.2%
Amdocs Ltd.	72,600	3,451
Bailiwick of Jersey - 2.0%
Experian PLC	398,000	5,975
Shire PLC	255,300	17,130
Wolseley PLC	124,370	6,599
WPP PLC	445,924	8,710
TOTAL BAILIWICK OF JERSEY		38,414
Belgium - 2.6%
Anheuser-Busch InBev SA NV	272,131	30,178
Arseus NV	61,500	2,458
KBC Groupe SA (a)	246,648	13,213
UCB SA	42,200	3,405
TOTAL BELGIUM		49,254
Bermuda - 0.7%
BW LPG Ltd.	339,872	3,220
Golar LNG Ltd.	76,000	4,264
Noble Group Ltd.	3,986,000	3,710
Travelport Worldwide Ltd.	158,100	2,285
TOTAL BERMUDA		13,479
Canada - 3.8%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	460,900	15,642
AutoCanada, Inc.	36,900	2,050
Canadian Natural Resources Ltd.	110,900	3,870
CGI Group, Inc. Class A (sub. vtg.) (a)	397,700	13,652
Constellation Software, Inc.	25,700	7,240
First Quantum Minerals Ltd.	256,600	3,870
Imperial Oil Ltd.	96,200	4,629
Keyera Corp.	28,900	2,299
Potash Corp. of Saskatchewan, Inc.	115,500	3,942
Common Stocks - continued
	Shares	Value (000s)
Canada - continued
PrairieSky Royalty Ltd.	38,000	$ 1,170
Suncor Energy, Inc.	265,200	9,417
Tourmaline Oil Corp. (a)	100,600	3,609
TransForce, Inc.	77,900	1,905
TOTAL CANADA		73,295
Cayman Islands - 3.2%
58.com, Inc. ADR	21,000	831
Alibaba Group Holding Ltd. sponsored ADR	240,900	23,753
Baidu.com, Inc. sponsored ADR (a)	18,500	4,417
China Modern Dairy Holdings Ltd. (a)(e)	6,161,000	2,718
GCL-Poly Energy Holdings Ltd. (a)	16,510,000	5,564
Melco Crown Entertainment Ltd. sponsored ADR	267,500	7,260
PW Medtech Group Ltd. (a)	5,938,000	3,749
Sands China Ltd.	1,554,400	9,695
Tencent Holdings Ltd.	196,800	3,163
TOTAL CAYMAN ISLANDS		61,150
Colombia - 0.2%
Grupo Aval Acciones y Valores SA ADR	287,696	3,878
Curacao - 0.0%
Schlumberger Ltd.	5,400	533
Denmark - 2.4%
A.P. Moller - Maersk A/S Series B	802	1,869
Genmab A/S (a)	132,800	5,789
Novo Nordisk A/S Series B	789,740	35,698
Vestas Wind Systems A/S (a)	94,134	3,151
TOTAL DENMARK		46,507
Finland - 0.6%
Nokia Corp.	647,900	5,414
Sampo Oyj (A Shares)	113,300	5,419
TOTAL FINLAND		10,833
France - 3.7%
Air Liquide SA	54,260	6,545
Atos Origin SA	49,027	3,385
AXA SA	444,800	10,262
BNP Paribas SA	221,943	13,945
Kering SA	16,100	3,106
LVMH Moet Hennessy - Louis Vuitton SA	16,998	2,883
Numericable Group SA (e)	33,900	1,253
Common Stocks - continued
	Shares	Value (000s)
France - continued
Numericable Group SA rights 11/12/14 (a)	33,900	$ 1,005
Publicis Groupe SA (a)	140,010	9,697
Sanofi SA	186,347	16,909
Tarkett SA	43,874	1,264
TOTAL FRANCE		70,254
Germany - 4.8%
adidas AG	20,690	1,505
Bayer AG	219,452	31,199
Brenntag AG	75,600	3,657
Continental AG	34,600	6,792
Drillisch AG	50,000	1,735
Fresenius SE & Co. KGaA	294,300	15,139
Gerry Weber International AG (Bearer)	59,100	2,372
Linde AG	53,347	9,837
OSRAM Licht AG (a)	62,910	2,204
ProSiebenSat.1 Media AG	90,800	3,659
SAP AG (e)	135,216	9,213
Symrise AG	58,000	3,262
TOTAL GERMANY		90,574
Hong Kong - 1.7%
AIA Group Ltd.	4,129,000	23,042
Galaxy Entertainment Group Ltd.	1,059,000	7,241
Melco International Development Ltd.	679,000	1,841
TOTAL HONG KONG		32,124
India - 2.4%
Apollo Hospitals Enterprise Ltd. (a)	199,507	3,621
Axis Bank Ltd. (a)	444,940	3,279
HDFC Bank Ltd.	835,563	13,549
Housing Development Finance Corp. Ltd.	655,610	11,807
ITC Ltd. (a)	1,141,123	6,598
LIC Housing Finance Ltd.	201,645	1,187
Lupin Ltd.	127,912	2,962
Pidilite Industries Ltd.	524,041	3,531
TOTAL INDIA		46,534
Indonesia - 0.5%
PT Bank Central Asia Tbk	5,215,000	5,630
PT Bank Rakyat Indonesia Tbk	4,102,200	3,759
TOTAL INDONESIA		9,389
Common Stocks - continued
	Shares	Value (000s)
Ireland - 2.1%
Actavis PLC (a)	50,000	$ 12,137
DCC PLC (United Kingdom)	71,500	3,996
Greencore Group PLC	1,069,521	4,489
Perrigo Co. PLC	71,900	11,608
Ryanair Holdings PLC sponsored ADR (a)	147,800	8,209
TOTAL IRELAND		40,439
Israel - 1.3%
Check Point Software Technologies Ltd. (a)	120,100	8,917
Teva Pharmaceutical Industries Ltd. sponsored ADR	295,000	16,659
TOTAL ISRAEL		25,576
Italy - 0.9%
Telecom Italia SpA (a)	2,528,504	2,866
UniCredit SpA	1,301,916	9,397
World Duty Free SpA (a)	582,140	4,928
TOTAL ITALY		17,191
Japan - 17.7%
Ain Pharmaciez, Inc.	77,700	2,105
Aozora Bank Ltd.	867,000	3,047
Astellas Pharma, Inc.	1,338,800	20,779
Daiichikosho Co. Ltd.	74,400	1,878
Don Quijote Holdings Co. Ltd.	182,000	10,905
Fast Retailing Co. Ltd.	18,500	6,878
Fuji Heavy Industries Ltd.	98,700	3,285
GMO Internet, Inc.	357,500	3,002
Honda Motor Co. Ltd. sponsored ADR	152,306	4,892
Hoya Corp.	650,900	23,033
Japan Exchange Group, Inc.	361,800	8,975
Japan Tobacco, Inc.	686,800	23,433
KDDI Corp.	224,600	14,749
Keyence Corp.	46,800	22,678
Komatsu Ltd.	440,400	10,398
Medical System Network Co. Ltd. (e)	752,500	2,298
Misumi Group, Inc.	34,800	1,098
Mitsubishi Electric Corp.	436,000	5,622
Mitsubishi UFJ Financial Group, Inc.	2,952,200	17,209
Nagaileben Co. Ltd.	117,000	2,249
NEC Corp.	3,756,000	13,283
NGK Spark Plug Co. Ltd.	106,000	2,765
Nippon Telegraph & Telephone Corp.	158,500	9,862
Nitori Holdings Co. Ltd.	86,000	5,450
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Olympus Corp. (a)	56,700	$ 2,036
OMRON Corp.	163,100	7,720
ORIX Corp.	2,432,400	33,762
Rakuten, Inc.	1,186,500	13,380
Recruit Holdings Co. Ltd. (a)	36,900	1,261
Seven & i Holdings Co., Ltd.	156,700	6,120
SHIMANO, Inc.	51,800	6,869
Shinsei Bank Ltd.	1,893,000	4,254
Ship Healthcare Holdings, Inc.	95,400	2,233
SoftBank Corp.	311,400	22,670
Suzuki Motor Corp.	154,500	5,179
Toshiba Plant Systems & Services Corp.	153,200	2,564
Tsuruha Holdings, Inc.	116,000	6,849
VT Holdings Co. Ltd.	606,600	2,396
TOTAL JAPAN		337,166
Korea (South) - 0.9%
NAVER Corp.	10,009	7,024
Orion Corp.	6,412	4,923
Samsung Electronics Co. Ltd.	4,431	5,130
Samsung SDS Co. Ltd. (a)	2,071	366
TOTAL KOREA (SOUTH)		17,443
Luxembourg - 1.3%
Altice SA	243,177	15,142
Eurofins Scientific SA	38,800	9,805
TOTAL LUXEMBOURG		24,947
Mexico - 0.3%
America Movil S.A.B. de CV Series L sponsored ADR	197,100	4,811
Netherlands - 3.5%
AEGON NV	2,212,100	18,030
AerCap Holdings NV (a)	75,500	3,272
IMCD Group BV	122,800	3,386
ING Groep NV (Certificaten Van Aandelen) (a)	664,900	9,522
LyondellBasell Industries NV Class A	82,200	7,532
Reed Elsevier NV	213,182	4,906
Unilever NV (Certificaten Van Aandelen) (Bearer)	500,200	19,387
TOTAL NETHERLANDS		66,035
Norway - 0.2%
Telenor ASA	187,400	4,212
Common Stocks - continued
	Shares	Value (000s)
Philippines - 0.4%
Alliance Global Group, Inc.	12,852,154	$ 7,229
Singapore - 0.4%
Ezion Holdings Ltd.	1,479,600	1,742
United Overseas Bank Ltd.	329,000	5,894
TOTAL SINGAPORE		7,636
South Africa - 0.9%
Naspers Ltd. Class N	142,100	17,684
Spain - 1.6%
Amadeus IT Holding SA Class A	266,800	9,796
Criteria CaixaCorp SA	554,945	3,026
Inditex SA	656,784	18,449
TOTAL SPAIN		31,271
Sweden - 2.3%
ASSA ABLOY AB (B Shares)	100,600	5,328
HEXPOL AB (B Shares)	16,800	1,486
Nordea Bank AB	1,015,800	13,027
Svenska Cellulosa AB (SCA) (B Shares)	644,300	14,406
Svenska Handelsbanken AB (A Shares)	212,000	10,109
TOTAL SWEDEN		44,356
Switzerland - 5.2%
Actelion Ltd.	47,876	5,692
Compagnie Financiere Richemont SA Series A	113,494	9,549
Credit Suisse Group AG	354,987	9,458
Nestle SA	162,022	11,882
Roche Holding AG (participation certificate)	91,362	26,961
Syngenta AG (Switzerland)	53,404	16,516
UBS AG	1,072,643	18,651
TOTAL SWITZERLAND		98,709
Taiwan - 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	937,900	20,653
Thailand - 0.2%
Kasikornbank PCL (For. Reg.)	533,300	3,863
United Kingdom - 16.8%
Al Noor Hospitals Group PLC	266,200	4,339
Associated British Foods PLC	175,100	7,714
B&M European Value Retail S.A.	1,353,586	5,386
BG Group PLC	1,008,869	16,814
British American Tobacco PLC sponsored ADR	167,200	18,987
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
BT Group PLC	1,879,500	$ 11,080
Bunzl PLC	119,000	3,227
Capita Group PLC	100,700	1,767
Compass Group PLC	404,800	6,514
Diploma PLC	350,900	3,904
easyJet PLC	160,900	3,861
Exova Group Ltd. PLC (a)	644,700	1,751
Filtrona PLC	815,100	8,951
GlaxoSmithKline PLC	419,900	9,496
Hikma Pharmaceuticals PLC	238,987	7,245
HSBC Holdings PLC sponsored ADR	490,797	25,040
IMI PLC	189,700	3,708
Imperial Tobacco Group PLC	88,997	3,860
ITV PLC	1,841,700	5,981
Johnson Matthey PLC	121,600	5,785
Kingfisher PLC	1,846,900	8,947
Liberty Global PLC:
Class A (a)	68,400	3,110
Class C	48,700	2,166
Lloyds Banking Group PLC (a)	17,941,900	22,156
Mears Group PLC	260,100	1,839
Meggitt PLC	539,673	3,894
Next PLC	192,100	19,806
Poundland Group PLC (a)	361,369	1,821
Prudential PLC	1,008,173	23,345
Reckitt Benckiser Group PLC	222,013	18,646
Rentokil Initial PLC	1,109,900	2,187
Rolls-Royce Group PLC	733,500	9,892
SABMiller PLC	169,000	9,530
Schroders PLC	24,900	960
Spectris PLC	138,900	4,004
Sports Direct International PLC (a)	459,400	4,736
St. James's Place Capital PLC	934,800	11,141
Standard Chartered PLC (United Kingdom)	232,764	3,499
Travis Perkins PLC	220,300	5,822
Whitbread PLC	116,872	8,159
TOTAL UNITED KINGDOM		321,070
United States of America - 7.9%
AbbVie, Inc.	114,900	7,292
Alexion Pharmaceuticals, Inc. (a)	47,600	9,109
Alliance Data Systems Corp. (a)	20,900	5,922
Common Stocks - continued
	Shares	Value (000s)
United States of America - continued
Amgen, Inc.	52,700	$ 8,547
Celldex Therapeutics, Inc. (a)	41,800	700
CF Industries Holdings, Inc.	14,700	3,822
Fidelity National Information Services, Inc.	96,600	5,640
FMC Corp.	32,700	1,875
Freeport-McMoRan, Inc.	110,100	3,138
Gilead Sciences, Inc. (a)	90,700	10,158
Google, Inc.:
Class A (a)	13,295	7,550
Class C (a)	19,795	11,067
Las Vegas Sands Corp.	133,000	8,281
MasterCard, Inc. Class A	127,700	10,695
McGraw Hill Financial, Inc.	189,800	17,173
Mead Johnson Nutrition Co. Class A	53,900	5,353
Mondelez International, Inc.	144,300	5,088
Noble Energy, Inc.	148,300	8,547
QUALCOMM, Inc.	75,500	5,928
The Blackstone Group LP	146,100	4,401
Visa, Inc. Class A	44,500	10,744
TOTAL UNITED STATES OF AMERICA		151,030
TOTAL COMMON STOCKS (Cost $1,514,332)		1,847,559
Preferred Stocks - 1.4%

Convertible Preferred Stocks - 0.0%
United States of America - 0.0%
NJOY, Inc.:
Series C (a)(h)	60,264	486
Series D (h)	18,951	153
TOTAL UNITED STATES OF AMERICA		639
Nonconvertible Preferred Stocks - 1.4%
Germany - 1.4%
Henkel AG & Co. KGaA	132,200	13,051
Volkswagen AG	64,700	13,787
TOTAL GERMANY		26,838
Preferred Stocks - continued
	Shares	Value (000s)
Nonconvertible Preferred Stocks - continued
United Kingdom - 0.0%
Rolls-Royce Group PLC	66,015,000	$ 106
TOTAL NONCONVERTIBLE PREFERRED STOCKS		26,944
TOTAL PREFERRED STOCKS (Cost $21,726)		27,583
Preferred Securities - 0.1%
Principal Amount (d) (000s)
Ireland - 0.1%
Baggot Securities Ltd. 10.24% (f)(g) (Cost $2,488)	EUR	1,620	2,295
Money Market Funds - 2.6%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	31,286,373	31,286
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	18,560,972	18,561
TOTAL MONEY MARKET FUNDS (Cost $49,847)		49,847
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $1,588,393)		1,927,284
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(15,807)
NET ASSETS - 100%		$ 1,911,477
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,295,000 or 0.1% of net assets.

(g) Security is perpetual in nature with no stated maturity date.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $639,000 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
NJOY, Inc. Series C	6/7/13	$ 487
NJOY, Inc. Series D	2/14/14	$ 321
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 26
Fidelity Securities Lending Cash Central Fund	900
Total	$ 926
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 295,222	$ 199,164	$ 95,419	$ 639
Consumer Staples	233,257	121,689	111,568	-
Energy	66,257	41,558	24,699	-
Financials	403,505	144,490	259,015	-
Health Care	321,467	161,281	160,186	-
Industrials	123,823	91,941	31,882	-
Information Technology	263,235	170,165	93,070	-
Materials	96,391	76,344	20,047	-
Telecommunication Services	71,985	10,758	61,227	-
Preferred Securities	2,295	-	2,295	-
Money Market Funds	49,847	49,847	-	-
Total Investments in Securities:	$ 1,927,284	$ 1,067,237	$ 859,408	$ 639

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 164,017
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $17,707) - See accompanying schedule: Unaffiliated issuers (cost $1,538,546)	$ 1,877,437
Fidelity Central Funds (cost $49,847)	49,847
Total Investments (cost $1,588,393)		$ 1,927,284
Foreign currency held at value (cost $62)		62
Receivable for investments sold		7,243
Receivable for fund shares sold		2,290
Dividends receivable		4,406
Distributions receivable from Fidelity Central Funds		14
Prepaid expenses		5
Other receivables		196
Total assets		1,941,500

Liabilities
Payable for investments purchased	$ 3,546
Payable for fund shares redeemed	3,300
Accrued management fee	1,039
Distribution and service plan fees payable	468
Other affiliated payables	443
Other payables and accrued expenses	2,666
Collateral on securities loaned, at value	18,561
Total liabilities		30,023

Net Assets		$ 1,911,477
Net Assets consist of:
Paid in capital		$ 4,218,295
Undistributed net investment income		18,417
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,661,534)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		336,299
Net Assets		$ 1,911,477

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($693,064 ÷ 35,431 shares)	$ 19.56

Maximum offering price per share (100/94.25 of $19.56)	$ 20.75
Class T: Net Asset Value and redemption price per share ($283,584 ÷ 14,630 shares)	$ 19.38

Maximum offering price per share (100/96.50 of $19.38)	$ 20.08
Class B: Net Asset Value and offering price per share ($19,140 ÷ 1,021 shares)A	$ 18.75

Class C: Net Asset Value and offering price per share ($243,431 ÷ 13,034 shares)A	$ 18.68

Institutional Class: Net Asset Value, offering price and redemption price per share ($648,208 ÷ 32,552 shares)	$ 19.91

Class Z: Net Asset Value, offering price and redemption price per share ($24,050 ÷ 1,207 shares)	$ 19.93

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2014

Investment Income
Dividends		$ 45,009
Special dividends		9,777
Income from Fidelity Central Funds		926
Income before foreign taxes withheld		55,712
Less foreign taxes withheld		(3,501)
Total income		52,211

Expenses
Management fee	$ 13,964
Transfer agent fees	4,638
Distribution and service plan fees	6,276
Accounting and security lending fees	896
Custodian fees and expenses	249
Independent trustees' compensation	8
Registration fees	116
Audit	86
Legal	8
Miscellaneous	17
Total expenses before reductions	26,258
Expense reductions	(27)	26,231
Net investment income (loss)		25,980
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	173,972
Foreign currency transactions	(234)
Futures contracts	550
Total net realized gain (loss)		174,288
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $21)	(153,249)
Assets and liabilities in foreign currencies	(168)
Futures contracts	(491)
Total change in net unrealized appreciation (depreciation)		(153,908)
Net gain (loss)		20,380
Net increase (decrease) in net assets resulting from operations		$ 46,360

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 25,980	$ 19,442
Net realized gain (loss)	174,288	196,674
Change in net unrealized appreciation (depreciation)	(153,908)	237,976
Net increase (decrease) in net assets resulting from operations	46,360	454,092
Distributions to shareholders from net investment income	(17,375)	(23,595)
Distributions to shareholders from net realized gain	(17,564)	(7,342)
Total distributions	(34,939)	(30,937)
Share transactions - net increase (decrease)	(109,770)	(330,363)
Redemption fees	19	17
Total increase (decrease) in net assets	(98,330)	92,809

Net Assets
Beginning of period	2,009,807	1,916,998
End of period (including undistributed net investment income of $18,417 and undistributed net investment income of $17,279, respectively)	$ 1,911,477	$ 2,009,807

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.47	$ 15.63	$ 14.61	$ 15.63	$ 14.25
Income from Investment Operations
Net investment income (loss) C	.27F	.19	.18	.22G	.14
Net realized and unrealized gain (loss)	.17	3.92	1.03	(1.01)	1.44
Total from investment operations	.44	4.11	1.21	(.79)	1.58
Distributions from net investment income	(.18)	(.21)	(.19)	(.20)	(.19)
Distributions from net realized gain	(.17)	(.06)	-	(.03)	(.01)
Total distributions	(.35)	(.27)	(.19)	(.23)	(.20)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 19.56	$ 19.47	$ 15.63	$ 14.61	$ 15.63
Total ReturnA, B	2.28%	26.69%	8.47%	(5.15)%	11.17%
Ratios to Average Net Assets D, H
Expenses before reductions	1.26%	1.31%	1.32%	1.31%	1.32%
Expenses net of fee waivers, if any	1.26%	1.30%	1.32%	1.31%	1.32%
Expenses net of all reductions	1.26%	1.28%	1.31%	1.29%	1.30%
Net investment income (loss)	1.34% F	1.08%	1.20%	1.38% G	.95%
Supplemental Data
Net assets, end of period (in millions)	$ 693	$ 756	$ 762	$ 916	$ 1,302
Portfolio turnover rateE	40%	50%	34%	48%	59%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .85%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .98%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.30	$ 15.49	$ 14.46	$ 15.47	$ 14.11
Income from Investment Operations
Net investment income (loss) C	.21F	.14	.14	.18G	.10
Net realized and unrealized gain (loss)	.18	3.89	1.03	(.99)	1.43
Total from investment operations	.39	4.03	1.17	(.81)	1.53
Distributions from net investment income	(.14)	(.16)	(.14)	(.16)	(.16)
Distributions from net realized gain	(.17)	(.06)	-	(.03)	(.01)
Total distributions	(.31)	(.22)	(.14)	(.20) J	(.17)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 19.38	$ 19.30	$ 15.49	$ 14.46	$ 15.47
Total ReturnA, B	2.04%	26.37%	8.17%	(5.35)%	10.88%
Ratios to Average Net Assets D, H
Expenses before reductions	1.51%	1.55%	1.58%	1.55%	1.55%
Expenses net of fee waivers, if any	1.51%	1.55%	1.58%	1.55%	1.55%
Expenses net of all reductions	1.51%	1.53%	1.57%	1.53%	1.53%
Net investment income (loss)	1.09% F	.83%	.94%	1.14% G	.71%
Supplemental Data
Net assets, end of period (in millions)	$ 284	$ 319	$ 304	$ 404	$ 621
Portfolio turnover rateE	40%	50%	34%	48%	59%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .60%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .74%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $.20 per share is comprised of distributions from net investment income of $.164 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 18.65	$ 14.95	$ 13.91	$ 14.91	$ 13.61
Income from Investment Operations
Net investment income (loss) C	.10F	.05	.06	.09G	.02
Net realized and unrealized gain (loss)	.17	3.77	1.00	(.96)	1.38
Total from investment operations	.27	3.82	1.06	(.87)	1.40
Distributions from net investment income	-	(.06)	(.02)	(.10)	(.09)
Distributions from net realized gain	(.17)	(.06)	-	(.03)	(.01)
Total distributions	(.17)	(.12)	(.02)	(.13)	(.10)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 18.75	$ 18.65	$ 14.95	$ 13.91	$ 14.91
Total ReturnA, B	1.45%	25.72%	7.64%	(5.89)%	10.34%
Ratios to Average Net Assets D, H
Expenses before reductions	2.07%	2.08%	2.08%	2.08%	2.09%
Expenses net of fee waivers, if any	2.07%	2.08%	2.08%	2.08%	2.09%
Expenses net of all reductions	2.07%	2.06%	2.07%	2.06%	2.07%
Net investment income (loss)	.53%F	.30%	.44%	.61%G	.18%
Supplemental Data
Net assets, end of period (in millions)	$ 19	$ 36	$ 59	$ 94	$ 157
Portfolio turnover rateE	40%	50%	34%	48%	59%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .04%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .21%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 18.63	$ 14.97	$ 13.95	$ 14.95	$ 13.65
Income from Investment Operations
Net investment income (loss) C	.11F	.06	.06	.10G	.03
Net realized and unrealized gain (loss)	.18	3.75	1.01	(.96)	1.38
Total from investment operations	.29	3.81	1.07	(.86)	1.41
Distributions from net investment income	(.07)	(.09)	(.05)	(.11)	(.10)
Distributions from net realized gain	(.17)	(.06)	-	(.03)	(.01)
Total distributions	(.24)	(.15)	(.05)	(.14)	(.11)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 18.68	$ 18.63	$ 14.97	$ 13.95	$ 14.95
Total ReturnA, B	1.58%	25.71%	7.71%	(5.83)%	10.32%
Ratios to Average Net Assets D, H
Expenses before reductions	2.00%	2.04%	2.06%	2.05%	2.06%
Expenses net of fee waivers, if any	2.00%	2.04%	2.06%	2.05%	2.06%
Expenses net of all reductions	2.00%	2.01%	2.05%	2.03%	2.04%
Net investment income (loss)	.60%F	.35%	.46%	.64%G	.21%
Supplemental Data
Net assets, end of period (in millions)	$ 243	$ 264	$ 246	$ 302	$ 419
Portfolio turnover rateE	40%	50%	34%	48%	59%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .11%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .24%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.80	$ 15.90	$ 14.87	$ 15.90	$ 14.48
Income from Investment Operations
Net investment income (loss) B	.33E	.24	.23	.28F	.19
Net realized and unrealized gain (loss)	.18	3.98	1.05	(1.03)	1.47
Total from investment operations	.51	4.22	1.28	(.75)	1.66
Distributions from net investment income	(.23)	(.26)	(.25)	(.25)	(.23)
Distributions from net realized gain	(.17)	(.06)	-	(.03)	(.01)
Total distributions	(.40)	(.32)	(.25)	(.28)	(.24)
Redemption fees added to paid in capital B,H	-	-	-	-	-
Net asset value, end of period	$ 19.91	$ 19.80	$ 15.90	$ 14.87	$ 15.90
Total ReturnA	2.60%	27.03%	8.83%	(4.85)%	11.55%
Ratios to Average Net Assets C, G
Expenses before reductions	.97%	.99%	1.00%	.99%	.99%
Expenses net of fee waivers, if any	.97%	.99%	1.00%	.99%	.99%
Expenses net of all reductions	.97%	.97%	.99%	.97%	.97%
Net investment income (loss)	1.63%E	1.39%	1.52%	1.70%F	1.28%
Supplemental Data
Net assets, end of period (in millions)	$ 648	$ 636	$ 546	$ 723	$ 1,316
Portfolio turnover rateD	40%	50%	34%	48%	59%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.14%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.30%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Years ended October 31,	2014	2013H
Selected Per-Share Data
Net asset value, beginning of period	$ 19.81	$ 18.54
Income from Investment Operations
Net investment income (loss) D	.36G	.03
Net realized and unrealized gain (loss)	.19	1.24
Total from investment operations	.55	1.27
Distributions from net investment income	(.26)	-
Distributions from net realized gain	(.17)	-
Total distributions	(.43)	-
Redemption fees added to paid in capital D	-J	-
Net asset value, end of period	$ 19.93	$ 19.81
Total ReturnB, C	2.81%	6.85%
Ratios to Average Net Assets E, I
Expenses before reductions	.81%	.83%A
Expenses net of fee waivers, if any	.81%	.83%A
Expenses net of all reductions	.81%	.80%A
Net investment income (loss)	1.79%G	.77%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,050	$ 107
Portfolio turnover rateF	40%	50%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.30%.

H For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Diversified International Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Institutional Class and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The

Annual Report

3. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, futures transactions, partnerships, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 401,047
Gross unrealized depreciation	(78,289)
Net unrealized appreciation (depreciation) on securities	$ 322,758
Tax Cost	$ 1,604,526

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 18,554
Capital loss carryforward	$ (2,645,401)
Net unrealized appreciation (depreciation) on securities and other investments	$ 322,566

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (2,645,401)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 34,939	$ 30,937

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

Annual Report

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Derivative Instruments - continued

Futures Contracts - continued

the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments

During the period the Fund recognized net realized gain (loss) of $550 and a change in net unrealized appreciation (depreciation) of $(491) related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $792,312 and $925,506, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. Prior to August 1, 2014 the individual fund fee rate was .45%. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 1,866	$ 12
Class T	.25%	.25%	1,545	1
Class B	.75%	.25%	273	206
Class C	.75%	.25%	2,592	104
			$ 6,276	$ 323

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 92
Class T	24
Class B*	14
Class C*	5
$ 135

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 1,823.24
Class T	758.25
Class B	83.30
Class C	613.24
Institutional Class	1,357.21
Class Z	4.05
	$ 4,638

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a

Annual Report

8. Security Lending - continued

broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $900, including $2 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $27 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 6,853	$ 9,993
Class T	2,251	3,119
Class B	-	218
Class C	979	1,491
Institutional Class	7,291	8,774
Class Z	1	-
Total	$ 17,375	$ 23,595

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Distributions to Shareholders - continued

Years ended October 31,	2014	2013
From net realized gain
Class A	$ 6,584	$ 2,917
Class T	2,789	1,167
Class B	307	229
Class C	2,390	978
Institutional Class	5,493	2,051
Class Z	1	-
Total	$ 17,564	$ 7,342

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013 A	2014	2013 A
Class A
Shares sold	4,795	5,624	$ 94,751	$ 97,285
Reinvestment of distributions	646	758	12,430	12,002
Shares redeemed	(8,821)	(16,315)	(174,243)	(276,915)
Net increase (decrease)	(3,380)	(9,933)	$ (67,062)	$ (167,628)
Class T
Shares sold	1,185	1,308	$ 23,252	$ 22,307
Reinvestment of distributions	249	255	4,764	4,007
Shares redeemed	(3,330)	(4,655)	(65,214)	(78,662)
Net increase (decrease)	(1,896)	(3,092)	$ (37,198)	$ (52,348)
Class B
Shares sold	29	17	$ 537	$ 283
Reinvestment of distributions	15	26	278	396
Shares redeemed	(933)	(2,107)	(17,767)	(34,470)
Net increase (decrease)	(889)	(2,064)	$ (16,952)	$ (33,791)
Class C
Shares sold	874	787	$ 16,572	$ 13,034
Reinvestment of distributions	149	129	2,754	1,968
Shares redeemed	(2,144)	(3,176)	(40,544)	(51,899)
Net increase (decrease)	(1,121)	(2,260)	$ (21,218)	$ (36,897)

Annual Report

11. Share Transactions - continued

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013 A	2014	2013 A
Institutional Class
Shares sold	7,676	4,395	$ 154,759	$ 77,113
Reinvestment of distributions	582	586	11,367	9,415
Shares redeemed	(7,810)	(7,233)	(158,739)	(126,327)
Net increase (decrease)	448	(2,252)	$ 7,387	$ (39,799)
Class Z
Shares sold	1,246	5	$ 26,144	$ 100
Reinvestment of distributions	-	-	2	-
Shares redeemed	(44)	-	(873)	-
Net increase (decrease)	1,202	5	$ 25,273	$ 100

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of
Fidelity Advisor Diversified International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Diversified International Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Diversified International Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class I designates 3% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class I designates 72% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class I	12/09/13	$0.2774	$0.0163

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Diversified International Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2014.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Diversified International Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Diversified International Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

Furthermore, the Board considered that, on July 16, 2014, after the periods shown in the chart above, it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and Class Z ranked below its competitive median for 2013 and the total expense ratio of Class T ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

ADIFI-UANN-1214
1.784736.111

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Diversified International

Fund - Class Z

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class Z A	2.81%	8.58%	5.80%

A The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Institutional Class.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Diversified International Fund - Class Z on October 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period. See footnote A above for additional information regarding the performance of Class Z.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from William Bower, Portfolio Manager of Fidelity Advisor® Diversified International Fund: For the year ending October 31, 2014, the fund's Class Z shares gained 2.81%, outpacing the -0.48% result for the MSCI EAFE Index. Stock selection drove relative results, with strong showings in the information technology and health care sectors, with industrials the only notable detractor. Geographically, the fund benefited from out-of-index holdings in emerging markets, the U.S. and Canada. Stock selection helped in six of 10 sectors, and all 10 top relative contributors were overweights or out-of-index positions. Denmark's Novo Nordisk, an insulin producer, was up 38% for the year. Japanese optics maker Hoya also helped. Our holding in Alimentation Couche-Tard was up 51% for the full year. Conversely, picks in industrials hurt most, particularly data purveyor Experian, which was off 25% for the period. In financials, ORIX disappointed. In health care, not owning Switzerland's Novartis or U.K.-based AstraZeneca, two index heavies, weighed on relative results. I reduced its position in Honda Motor and sold out of Toyota Motor and Renault, and established a position in Suzuki Motor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.24%
Actual		$ 1,000.00	$ 981.40	$ 6.19
HypotheticalA		$ 1,000.00	$ 1,018.95	$ 6.31
Class T	1.50%
Actual		$ 1,000.00	$ 980.30	$ 7.49
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63
Class B	2.05%
Actual		$ 1,000.00	$ 977.60	$ 10.22
HypotheticalA		$ 1,000.00	$ 1,014.87	$ 10.41
Class C	1.99%
Actual		$ 1,000.00	$ 978.00	$ 9.92
HypotheticalA		$ 1,000.00	$ 1,015.17	$ 10.11
Institutional Class	.96%
Actual		$ 1,000.00	$ 983.20	$ 4.80
HypotheticalA		$ 1,000.00	$ 1,020.37	$ 4.89
Class Z	.78%
Actual		$ 1,000.00	$ 984.20	$ 3.90
HypotheticalA		$ 1,000.00	$ 1,021.27	$ 3.97

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.9	1.9
ORIX Corp. (Japan, Diversified Financial Services)	1.8	1.6
Bayer AG (Germany, Pharmaceuticals)	1.6	1.7
Anheuser-Busch InBev SA NV (Belgium, Beverages)	1.6	1.4
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	1.4	0.7
	8.3
Top Five Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.2	21.1
Health Care	16.7	16.1
Consumer Discretionary	15.6	15.8
Information Technology	13.9	9.8
Consumer Staples	12.0	11.9
Top Five Countries as of October 31, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
Japan	17.7	15.3
United Kingdom	16.8	17.4
United States of America	7.9	7.1
Germany	6.2	8.4
Switzerland	5.2	5.4
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2014	As of April 30, 2014
Stocks 98.1%	Stocks 97.7%
Other Investments 0.1%	Other Investments 0.1%
Short-Term Investments and Net Other Assets (Liabilities) 1.8%	Short-Term Investments and Net Other Assets (Liabilities) 2.2%

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 96.7%
	Shares	Value (000s)
Australia - 2.8%
Ansell Ltd.	258,534	$ 4,535
Australia & New Zealand Banking Group Ltd.	628,447	18,596
BHP Billiton Ltd. sponsored ADR (e)	217,236	12,913
CSL Ltd.	167,531	11,828
Woodside Petroleum Ltd.	172,944	6,143
TOTAL AUSTRALIA		54,015
Austria - 0.1%
Andritz AG	52,900	2,554
Bailiwick of Guernsey - 0.2%
Amdocs Ltd.	72,600	3,451
Bailiwick of Jersey - 2.0%
Experian PLC	398,000	5,975
Shire PLC	255,300	17,130
Wolseley PLC	124,370	6,599
WPP PLC	445,924	8,710
TOTAL BAILIWICK OF JERSEY		38,414
Belgium - 2.6%
Anheuser-Busch InBev SA NV	272,131	30,178
Arseus NV	61,500	2,458
KBC Groupe SA (a)	246,648	13,213
UCB SA	42,200	3,405
TOTAL BELGIUM		49,254
Bermuda - 0.7%
BW LPG Ltd.	339,872	3,220
Golar LNG Ltd.	76,000	4,264
Noble Group Ltd.	3,986,000	3,710
Travelport Worldwide Ltd.	158,100	2,285
TOTAL BERMUDA		13,479
Canada - 3.8%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	460,900	15,642
AutoCanada, Inc.	36,900	2,050
Canadian Natural Resources Ltd.	110,900	3,870
CGI Group, Inc. Class A (sub. vtg.) (a)	397,700	13,652
Constellation Software, Inc.	25,700	7,240
First Quantum Minerals Ltd.	256,600	3,870
Imperial Oil Ltd.	96,200	4,629
Keyera Corp.	28,900	2,299
Potash Corp. of Saskatchewan, Inc.	115,500	3,942
Common Stocks - continued
	Shares	Value (000s)
Canada - continued
PrairieSky Royalty Ltd.	38,000	$ 1,170
Suncor Energy, Inc.	265,200	9,417
Tourmaline Oil Corp. (a)	100,600	3,609
TransForce, Inc.	77,900	1,905
TOTAL CANADA		73,295
Cayman Islands - 3.2%
58.com, Inc. ADR	21,000	831
Alibaba Group Holding Ltd. sponsored ADR	240,900	23,753
Baidu.com, Inc. sponsored ADR (a)	18,500	4,417
China Modern Dairy Holdings Ltd. (a)(e)	6,161,000	2,718
GCL-Poly Energy Holdings Ltd. (a)	16,510,000	5,564
Melco Crown Entertainment Ltd. sponsored ADR	267,500	7,260
PW Medtech Group Ltd. (a)	5,938,000	3,749
Sands China Ltd.	1,554,400	9,695
Tencent Holdings Ltd.	196,800	3,163
TOTAL CAYMAN ISLANDS		61,150
Colombia - 0.2%
Grupo Aval Acciones y Valores SA ADR	287,696	3,878
Curacao - 0.0%
Schlumberger Ltd.	5,400	533
Denmark - 2.4%
A.P. Moller - Maersk A/S Series B	802	1,869
Genmab A/S (a)	132,800	5,789
Novo Nordisk A/S Series B	789,740	35,698
Vestas Wind Systems A/S (a)	94,134	3,151
TOTAL DENMARK		46,507
Finland - 0.6%
Nokia Corp.	647,900	5,414
Sampo Oyj (A Shares)	113,300	5,419
TOTAL FINLAND		10,833
France - 3.7%
Air Liquide SA	54,260	6,545
Atos Origin SA	49,027	3,385
AXA SA	444,800	10,262
BNP Paribas SA	221,943	13,945
Kering SA	16,100	3,106
LVMH Moet Hennessy - Louis Vuitton SA	16,998	2,883
Numericable Group SA (e)	33,900	1,253
Common Stocks - continued
	Shares	Value (000s)
France - continued
Numericable Group SA rights 11/12/14 (a)	33,900	$ 1,005
Publicis Groupe SA (a)	140,010	9,697
Sanofi SA	186,347	16,909
Tarkett SA	43,874	1,264
TOTAL FRANCE		70,254
Germany - 4.8%
adidas AG	20,690	1,505
Bayer AG	219,452	31,199
Brenntag AG	75,600	3,657
Continental AG	34,600	6,792
Drillisch AG	50,000	1,735
Fresenius SE & Co. KGaA	294,300	15,139
Gerry Weber International AG (Bearer)	59,100	2,372
Linde AG	53,347	9,837
OSRAM Licht AG (a)	62,910	2,204
ProSiebenSat.1 Media AG	90,800	3,659
SAP AG (e)	135,216	9,213
Symrise AG	58,000	3,262
TOTAL GERMANY		90,574
Hong Kong - 1.7%
AIA Group Ltd.	4,129,000	23,042
Galaxy Entertainment Group Ltd.	1,059,000	7,241
Melco International Development Ltd.	679,000	1,841
TOTAL HONG KONG		32,124
India - 2.4%
Apollo Hospitals Enterprise Ltd. (a)	199,507	3,621
Axis Bank Ltd. (a)	444,940	3,279
HDFC Bank Ltd.	835,563	13,549
Housing Development Finance Corp. Ltd.	655,610	11,807
ITC Ltd. (a)	1,141,123	6,598
LIC Housing Finance Ltd.	201,645	1,187
Lupin Ltd.	127,912	2,962
Pidilite Industries Ltd.	524,041	3,531
TOTAL INDIA		46,534
Indonesia - 0.5%
PT Bank Central Asia Tbk	5,215,000	5,630
PT Bank Rakyat Indonesia Tbk	4,102,200	3,759
TOTAL INDONESIA		9,389
Common Stocks - continued
	Shares	Value (000s)
Ireland - 2.1%
Actavis PLC (a)	50,000	$ 12,137
DCC PLC (United Kingdom)	71,500	3,996
Greencore Group PLC	1,069,521	4,489
Perrigo Co. PLC	71,900	11,608
Ryanair Holdings PLC sponsored ADR (a)	147,800	8,209
TOTAL IRELAND		40,439
Israel - 1.3%
Check Point Software Technologies Ltd. (a)	120,100	8,917
Teva Pharmaceutical Industries Ltd. sponsored ADR	295,000	16,659
TOTAL ISRAEL		25,576
Italy - 0.9%
Telecom Italia SpA (a)	2,528,504	2,866
UniCredit SpA	1,301,916	9,397
World Duty Free SpA (a)	582,140	4,928
TOTAL ITALY		17,191
Japan - 17.7%
Ain Pharmaciez, Inc.	77,700	2,105
Aozora Bank Ltd.	867,000	3,047
Astellas Pharma, Inc.	1,338,800	20,779
Daiichikosho Co. Ltd.	74,400	1,878
Don Quijote Holdings Co. Ltd.	182,000	10,905
Fast Retailing Co. Ltd.	18,500	6,878
Fuji Heavy Industries Ltd.	98,700	3,285
GMO Internet, Inc.	357,500	3,002
Honda Motor Co. Ltd. sponsored ADR	152,306	4,892
Hoya Corp.	650,900	23,033
Japan Exchange Group, Inc.	361,800	8,975
Japan Tobacco, Inc.	686,800	23,433
KDDI Corp.	224,600	14,749
Keyence Corp.	46,800	22,678
Komatsu Ltd.	440,400	10,398
Medical System Network Co. Ltd. (e)	752,500	2,298
Misumi Group, Inc.	34,800	1,098
Mitsubishi Electric Corp.	436,000	5,622
Mitsubishi UFJ Financial Group, Inc.	2,952,200	17,209
Nagaileben Co. Ltd.	117,000	2,249
NEC Corp.	3,756,000	13,283
NGK Spark Plug Co. Ltd.	106,000	2,765
Nippon Telegraph & Telephone Corp.	158,500	9,862
Nitori Holdings Co. Ltd.	86,000	5,450
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Olympus Corp. (a)	56,700	$ 2,036
OMRON Corp.	163,100	7,720
ORIX Corp.	2,432,400	33,762
Rakuten, Inc.	1,186,500	13,380
Recruit Holdings Co. Ltd. (a)	36,900	1,261
Seven & i Holdings Co., Ltd.	156,700	6,120
SHIMANO, Inc.	51,800	6,869
Shinsei Bank Ltd.	1,893,000	4,254
Ship Healthcare Holdings, Inc.	95,400	2,233
SoftBank Corp.	311,400	22,670
Suzuki Motor Corp.	154,500	5,179
Toshiba Plant Systems & Services Corp.	153,200	2,564
Tsuruha Holdings, Inc.	116,000	6,849
VT Holdings Co. Ltd.	606,600	2,396
TOTAL JAPAN		337,166
Korea (South) - 0.9%
NAVER Corp.	10,009	7,024
Orion Corp.	6,412	4,923
Samsung Electronics Co. Ltd.	4,431	5,130
Samsung SDS Co. Ltd. (a)	2,071	366
TOTAL KOREA (SOUTH)		17,443
Luxembourg - 1.3%
Altice SA	243,177	15,142
Eurofins Scientific SA	38,800	9,805
TOTAL LUXEMBOURG		24,947
Mexico - 0.3%
America Movil S.A.B. de CV Series L sponsored ADR	197,100	4,811
Netherlands - 3.5%
AEGON NV	2,212,100	18,030
AerCap Holdings NV (a)	75,500	3,272
IMCD Group BV	122,800	3,386
ING Groep NV (Certificaten Van Aandelen) (a)	664,900	9,522
LyondellBasell Industries NV Class A	82,200	7,532
Reed Elsevier NV	213,182	4,906
Unilever NV (Certificaten Van Aandelen) (Bearer)	500,200	19,387
TOTAL NETHERLANDS		66,035
Norway - 0.2%
Telenor ASA	187,400	4,212
Common Stocks - continued
	Shares	Value (000s)
Philippines - 0.4%
Alliance Global Group, Inc.	12,852,154	$ 7,229
Singapore - 0.4%
Ezion Holdings Ltd.	1,479,600	1,742
United Overseas Bank Ltd.	329,000	5,894
TOTAL SINGAPORE		7,636
South Africa - 0.9%
Naspers Ltd. Class N	142,100	17,684
Spain - 1.6%
Amadeus IT Holding SA Class A	266,800	9,796
Criteria CaixaCorp SA	554,945	3,026
Inditex SA	656,784	18,449
TOTAL SPAIN		31,271
Sweden - 2.3%
ASSA ABLOY AB (B Shares)	100,600	5,328
HEXPOL AB (B Shares)	16,800	1,486
Nordea Bank AB	1,015,800	13,027
Svenska Cellulosa AB (SCA) (B Shares)	644,300	14,406
Svenska Handelsbanken AB (A Shares)	212,000	10,109
TOTAL SWEDEN		44,356
Switzerland - 5.2%
Actelion Ltd.	47,876	5,692
Compagnie Financiere Richemont SA Series A	113,494	9,549
Credit Suisse Group AG	354,987	9,458
Nestle SA	162,022	11,882
Roche Holding AG (participation certificate)	91,362	26,961
Syngenta AG (Switzerland)	53,404	16,516
UBS AG	1,072,643	18,651
TOTAL SWITZERLAND		98,709
Taiwan - 1.1%
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	937,900	20,653
Thailand - 0.2%
Kasikornbank PCL (For. Reg.)	533,300	3,863
United Kingdom - 16.8%
Al Noor Hospitals Group PLC	266,200	4,339
Associated British Foods PLC	175,100	7,714
B&M European Value Retail S.A.	1,353,586	5,386
BG Group PLC	1,008,869	16,814
British American Tobacco PLC sponsored ADR	167,200	18,987
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
BT Group PLC	1,879,500	$ 11,080
Bunzl PLC	119,000	3,227
Capita Group PLC	100,700	1,767
Compass Group PLC	404,800	6,514
Diploma PLC	350,900	3,904
easyJet PLC	160,900	3,861
Exova Group Ltd. PLC (a)	644,700	1,751
Filtrona PLC	815,100	8,951
GlaxoSmithKline PLC	419,900	9,496
Hikma Pharmaceuticals PLC	238,987	7,245
HSBC Holdings PLC sponsored ADR	490,797	25,040
IMI PLC	189,700	3,708
Imperial Tobacco Group PLC	88,997	3,860
ITV PLC	1,841,700	5,981
Johnson Matthey PLC	121,600	5,785
Kingfisher PLC	1,846,900	8,947
Liberty Global PLC:
Class A (a)	68,400	3,110
Class C	48,700	2,166
Lloyds Banking Group PLC (a)	17,941,900	22,156
Mears Group PLC	260,100	1,839
Meggitt PLC	539,673	3,894
Next PLC	192,100	19,806
Poundland Group PLC (a)	361,369	1,821
Prudential PLC	1,008,173	23,345
Reckitt Benckiser Group PLC	222,013	18,646
Rentokil Initial PLC	1,109,900	2,187
Rolls-Royce Group PLC	733,500	9,892
SABMiller PLC	169,000	9,530
Schroders PLC	24,900	960
Spectris PLC	138,900	4,004
Sports Direct International PLC (a)	459,400	4,736
St. James's Place Capital PLC	934,800	11,141
Standard Chartered PLC (United Kingdom)	232,764	3,499
Travis Perkins PLC	220,300	5,822
Whitbread PLC	116,872	8,159
TOTAL UNITED KINGDOM		321,070
United States of America - 7.9%
AbbVie, Inc.	114,900	7,292
Alexion Pharmaceuticals, Inc. (a)	47,600	9,109
Alliance Data Systems Corp. (a)	20,900	5,922
Common Stocks - continued
	Shares	Value (000s)
United States of America - continued
Amgen, Inc.	52,700	$ 8,547
Celldex Therapeutics, Inc. (a)	41,800	700
CF Industries Holdings, Inc.	14,700	3,822
Fidelity National Information Services, Inc.	96,600	5,640
FMC Corp.	32,700	1,875
Freeport-McMoRan, Inc.	110,100	3,138
Gilead Sciences, Inc. (a)	90,700	10,158
Google, Inc.:
Class A (a)	13,295	7,550
Class C (a)	19,795	11,067
Las Vegas Sands Corp.	133,000	8,281
MasterCard, Inc. Class A	127,700	10,695
McGraw Hill Financial, Inc.	189,800	17,173
Mead Johnson Nutrition Co. Class A	53,900	5,353
Mondelez International, Inc.	144,300	5,088
Noble Energy, Inc.	148,300	8,547
QUALCOMM, Inc.	75,500	5,928
The Blackstone Group LP	146,100	4,401
Visa, Inc. Class A	44,500	10,744
TOTAL UNITED STATES OF AMERICA		151,030
TOTAL COMMON STOCKS (Cost $1,514,332)		1,847,559
Preferred Stocks - 1.4%

Convertible Preferred Stocks - 0.0%
United States of America - 0.0%
NJOY, Inc.:
Series C (a)(h)	60,264	486
Series D (h)	18,951	153
TOTAL UNITED STATES OF AMERICA		639
Nonconvertible Preferred Stocks - 1.4%
Germany - 1.4%
Henkel AG & Co. KGaA	132,200	13,051
Volkswagen AG	64,700	13,787
TOTAL GERMANY		26,838
Preferred Stocks - continued
	Shares	Value (000s)
Nonconvertible Preferred Stocks - continued
United Kingdom - 0.0%
Rolls-Royce Group PLC	66,015,000	$ 106
TOTAL NONCONVERTIBLE PREFERRED STOCKS		26,944
TOTAL PREFERRED STOCKS (Cost $21,726)		27,583
Preferred Securities - 0.1%
Principal Amount (d) (000s)
Ireland - 0.1%
Baggot Securities Ltd. 10.24% (f)(g) (Cost $2,488)	EUR	1,620	2,295
Money Market Funds - 2.6%
	Shares
Fidelity Cash Central Fund, 0.11% (b)	31,286,373	31,286
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	18,560,972	18,561
TOTAL MONEY MARKET FUNDS (Cost $49,847)		49,847
TOTAL INVESTMENT PORTFOLIO - 100.8% (Cost $1,588,393)		1,927,284
NET OTHER ASSETS (LIABILITIES) - (0.8)%		(15,807)
NET ASSETS - 100%		$ 1,911,477
Currency Abbreviations
EUR	-	European Monetary Unit
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Amount is stated in United States dollars unless otherwise noted.
(e) Security or a portion of the security is on loan at period end.

(f) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,295,000 or 0.1% of net assets.

(g) Security is perpetual in nature with no stated maturity date.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $639,000 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
NJOY, Inc. Series C	6/7/13	$ 487
NJOY, Inc. Series D	2/14/14	$ 321
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 26
Fidelity Securities Lending Cash Central Fund	900
Total	$ 926
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 295,222	$ 199,164	$ 95,419	$ 639
Consumer Staples	233,257	121,689	111,568	-
Energy	66,257	41,558	24,699	-
Financials	403,505	144,490	259,015	-
Health Care	321,467	161,281	160,186	-
Industrials	123,823	91,941	31,882	-
Information Technology	263,235	170,165	93,070	-
Materials	96,391	76,344	20,047	-
Telecommunication Services	71,985	10,758	61,227	-
Preferred Securities	2,295	-	2,295	-
Money Market Funds	49,847	49,847	-	-
Total Investments in Securities:	$ 1,927,284	$ 1,067,237	$ 859,408	$ 639

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 164,017
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $17,707) - See accompanying schedule: Unaffiliated issuers (cost $1,538,546)	$ 1,877,437
Fidelity Central Funds (cost $49,847)	49,847
Total Investments (cost $1,588,393)		$ 1,927,284
Foreign currency held at value (cost $62)		62
Receivable for investments sold		7,243
Receivable for fund shares sold		2,290
Dividends receivable		4,406
Distributions receivable from Fidelity Central Funds		14
Prepaid expenses		5
Other receivables		196
Total assets		1,941,500

Liabilities
Payable for investments purchased	$ 3,546
Payable for fund shares redeemed	3,300
Accrued management fee	1,039
Distribution and service plan fees payable	468
Other affiliated payables	443
Other payables and accrued expenses	2,666
Collateral on securities loaned, at value	18,561
Total liabilities		30,023

Net Assets		$ 1,911,477
Net Assets consist of:
Paid in capital		$ 4,218,295
Undistributed net investment income		18,417
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,661,534)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		336,299
Net Assets		$ 1,911,477

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($693,064 ÷ 35,431 shares)	$ 19.56

Maximum offering price per share (100/94.25 of $19.56)	$ 20.75
Class T: Net Asset Value and redemption price per share ($283,584 ÷ 14,630 shares)	$ 19.38

Maximum offering price per share (100/96.50 of $19.38)	$ 20.08
Class B: Net Asset Value and offering price per share ($19,140 ÷ 1,021 shares)A	$ 18.75

Class C: Net Asset Value and offering price per share ($243,431 ÷ 13,034 shares)A	$ 18.68

Institutional Class: Net Asset Value, offering price and redemption price per share ($648,208 ÷ 32,552 shares)	$ 19.91

Class Z: Net Asset Value, offering price and redemption price per share ($24,050 ÷ 1,207 shares)	$ 19.93

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Year ended October 31, 2014

Investment Income
Dividends		$ 45,009
Special dividends		9,777
Income from Fidelity Central Funds		926
Income before foreign taxes withheld		55,712
Less foreign taxes withheld		(3,501)
Total income		52,211

Expenses
Management fee	$ 13,964
Transfer agent fees	4,638
Distribution and service plan fees	6,276
Accounting and security lending fees	896
Custodian fees and expenses	249
Independent trustees' compensation	8
Registration fees	116
Audit	86
Legal	8
Miscellaneous	17
Total expenses before reductions	26,258
Expense reductions	(27)	26,231
Net investment income (loss)		25,980
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	173,972
Foreign currency transactions	(234)
Futures contracts	550
Total net realized gain (loss)		174,288
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $21)	(153,249)
Assets and liabilities in foreign currencies	(168)
Futures contracts	(491)
Total change in net unrealized appreciation (depreciation)		(153,908)
Net gain (loss)		20,380
Net increase (decrease) in net assets resulting from operations		$ 46,360

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 25,980	$ 19,442
Net realized gain (loss)	174,288	196,674
Change in net unrealized appreciation (depreciation)	(153,908)	237,976
Net increase (decrease) in net assets resulting from operations	46,360	454,092
Distributions to shareholders from net investment income	(17,375)	(23,595)
Distributions to shareholders from net realized gain	(17,564)	(7,342)
Total distributions	(34,939)	(30,937)
Share transactions - net increase (decrease)	(109,770)	(330,363)
Redemption fees	19	17
Total increase (decrease) in net assets	(98,330)	92,809

Net Assets
Beginning of period	2,009,807	1,916,998
End of period (including undistributed net investment income of $18,417 and undistributed net investment income of $17,279, respectively)	$ 1,911,477	$ 2,009,807

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.47	$ 15.63	$ 14.61	$ 15.63	$ 14.25
Income from Investment Operations
Net investment income (loss) C	.27F	.19	.18	.22G	.14
Net realized and unrealized gain (loss)	.17	3.92	1.03	(1.01)	1.44
Total from investment operations	.44	4.11	1.21	(.79)	1.58
Distributions from net investment income	(.18)	(.21)	(.19)	(.20)	(.19)
Distributions from net realized gain	(.17)	(.06)	-	(.03)	(.01)
Total distributions	(.35)	(.27)	(.19)	(.23)	(.20)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 19.56	$ 19.47	$ 15.63	$ 14.61	$ 15.63
Total ReturnA, B	2.28%	26.69%	8.47%	(5.15)%	11.17%
Ratios to Average Net Assets D, H
Expenses before reductions	1.26%	1.31%	1.32%	1.31%	1.32%
Expenses net of fee waivers, if any	1.26%	1.30%	1.32%	1.31%	1.32%
Expenses net of all reductions	1.26%	1.28%	1.31%	1.29%	1.30%
Net investment income (loss)	1.34% F	1.08%	1.20%	1.38% G	.95%
Supplemental Data
Net assets, end of period (in millions)	$ 693	$ 756	$ 762	$ 916	$ 1,302
Portfolio turnover rateE	40%	50%	34%	48%	59%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .85%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .98%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.30	$ 15.49	$ 14.46	$ 15.47	$ 14.11
Income from Investment Operations
Net investment income (loss) C	.21F	.14	.14	.18G	.10
Net realized and unrealized gain (loss)	.18	3.89	1.03	(.99)	1.43
Total from investment operations	.39	4.03	1.17	(.81)	1.53
Distributions from net investment income	(.14)	(.16)	(.14)	(.16)	(.16)
Distributions from net realized gain	(.17)	(.06)	-	(.03)	(.01)
Total distributions	(.31)	(.22)	(.14)	(.20) J	(.17)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 19.38	$ 19.30	$ 15.49	$ 14.46	$ 15.47
Total ReturnA, B	2.04%	26.37%	8.17%	(5.35)%	10.88%
Ratios to Average Net Assets D, H
Expenses before reductions	1.51%	1.55%	1.58%	1.55%	1.55%
Expenses net of fee waivers, if any	1.51%	1.55%	1.58%	1.55%	1.55%
Expenses net of all reductions	1.51%	1.53%	1.57%	1.53%	1.53%
Net investment income (loss)	1.09% F	.83%	.94%	1.14% G	.71%
Supplemental Data
Net assets, end of period (in millions)	$ 284	$ 319	$ 304	$ 404	$ 621
Portfolio turnover rateE	40%	50%	34%	48%	59%
A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .60%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .74%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $.20 per share is comprised of distributions from net investment income of $.164 and distributions from net realized gain of $.034 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 18.65	$ 14.95	$ 13.91	$ 14.91	$ 13.61
Income from Investment Operations
Net investment income (loss) C	.10F	.05	.06	.09G	.02
Net realized and unrealized gain (loss)	.17	3.77	1.00	(.96)	1.38
Total from investment operations	.27	3.82	1.06	(.87)	1.40
Distributions from net investment income	-	(.06)	(.02)	(.10)	(.09)
Distributions from net realized gain	(.17)	(.06)	-	(.03)	(.01)
Total distributions	(.17)	(.12)	(.02)	(.13)	(.10)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 18.75	$ 18.65	$ 14.95	$ 13.91	$ 14.91
Total ReturnA, B	1.45%	25.72%	7.64%	(5.89)%	10.34%
Ratios to Average Net Assets D, H
Expenses before reductions	2.07%	2.08%	2.08%	2.08%	2.09%
Expenses net of fee waivers, if any	2.07%	2.08%	2.08%	2.08%	2.09%
Expenses net of all reductions	2.07%	2.06%	2.07%	2.06%	2.07%
Net investment income (loss)	.53%F	.30%	.44%	.61%G	.18%
Supplemental Data
Net assets, end of period (in millions)	$ 19	$ 36	$ 59	$ 94	$ 157
Portfolio turnover rateE	40%	50%	34%	48%	59%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .04%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .21%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 18.63	$ 14.97	$ 13.95	$ 14.95	$ 13.65
Income from Investment Operations
Net investment income (loss) C	.11F	.06	.06	.10G	.03
Net realized and unrealized gain (loss)	.18	3.75	1.01	(.96)	1.38
Total from investment operations	.29	3.81	1.07	(.86)	1.41
Distributions from net investment income	(.07)	(.09)	(.05)	(.11)	(.10)
Distributions from net realized gain	(.17)	(.06)	-	(.03)	(.01)
Total distributions	(.24)	(.15)	(.05)	(.14)	(.11)
Redemption fees added to paid in capital C, I	-	-	-	-	-
Net asset value, end of period	$ 18.68	$ 18.63	$ 14.97	$ 13.95	$ 14.95
Total ReturnA, B	1.58%	25.71%	7.71%	(5.83)%	10.32%
Ratios to Average Net Assets D, H
Expenses before reductions	2.00%	2.04%	2.06%	2.05%	2.06%
Expenses net of fee waivers, if any	2.00%	2.04%	2.06%	2.05%	2.06%
Expenses net of all reductions	2.00%	2.01%	2.05%	2.03%	2.04%
Net investment income (loss)	.60%F	.35%	.46%	.64%G	.21%
Supplemental Data
Net assets, end of period (in millions)	$ 243	$ 264	$ 246	$ 302	$ 419
Portfolio turnover rateE	40%	50%	34%	48%	59%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .11%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .24%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 19.80	$ 15.90	$ 14.87	$ 15.90	$ 14.48
Income from Investment Operations
Net investment income (loss) B	.33E	.24	.23	.28F	.19
Net realized and unrealized gain (loss)	.18	3.98	1.05	(1.03)	1.47
Total from investment operations	.51	4.22	1.28	(.75)	1.66
Distributions from net investment income	(.23)	(.26)	(.25)	(.25)	(.23)
Distributions from net realized gain	(.17)	(.06)	-	(.03)	(.01)
Total distributions	(.40)	(.32)	(.25)	(.28)	(.24)
Redemption fees added to paid in capital B,H	-	-	-	-	-
Net asset value, end of period	$ 19.91	$ 19.80	$ 15.90	$ 14.87	$ 15.90
Total ReturnA	2.60%	27.03%	8.83%	(4.85)%	11.55%
Ratios to Average Net Assets C, G
Expenses before reductions	.97%	.99%	1.00%	.99%	.99%
Expenses net of fee waivers, if any	.97%	.99%	1.00%	.99%	.99%
Expenses net of all reductions	.97%	.97%	.99%	.97%	.97%
Net investment income (loss)	1.63%E	1.39%	1.52%	1.70%F	1.28%
Supplemental Data
Net assets, end of period (in millions)	$ 648	$ 636	$ 546	$ 723	$ 1,316
Portfolio turnover rateD	40%	50%	34%	48%	59%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.14%.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.30%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Years ended October 31,	2014	2013H
Selected Per-Share Data
Net asset value, beginning of period	$ 19.81	$ 18.54
Income from Investment Operations
Net investment income (loss) D	.36G	.03
Net realized and unrealized gain (loss)	.19	1.24
Total from investment operations	.55	1.27
Distributions from net investment income	(.26)	-
Distributions from net realized gain	(.17)	-
Total distributions	(.43)	-
Redemption fees added to paid in capital D	-J	-
Net asset value, end of period	$ 19.93	$ 19.81
Total ReturnB, C	2.81%	6.85%
Ratios to Average Net Assets E, I
Expenses before reductions	.81%	.83%A
Expenses net of fee waivers, if any	.81%	.83%A
Expenses net of all reductions	.81%	.80%A
Net investment income (loss)	1.79%G	.77%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 24,050	$ 107
Portfolio turnover rateF	40%	50%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.10 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.30%.

H For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Diversified International Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Institutional Class and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Preferred securities are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees may elect to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The

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3. Significant Accounting Policies - continued

Deferred Trustee Compensation - continued

investment of deferred amounts and the offsetting payable to the Trustees are included in the accompanying Statement of Assets and Liabilities.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, futures transactions, partnerships, capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 401,047
Gross unrealized depreciation	(78,289)
Net unrealized appreciation (depreciation) on securities	$ 322,758
Tax Cost	$ 1,604,526

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 18,554
Capital loss carryforward	$ (2,645,401)
Net unrealized appreciation (depreciation) on securities and other investments	$ 322,566

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (2,645,401)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 34,939	$ 30,937

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

Annual Report

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

4. Derivative Instruments - continued

Futures Contracts - continued

the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments

During the period the Fund recognized net realized gain (loss) of $550 and a change in net unrealized appreciation (depreciation) of $(491) related to its investment in futures contracts. This amount is included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $792,312 and $925,506, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. Prior to August 1, 2014 the individual fund fee rate was .45%. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .69% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services.

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 1,866	$ 12
Class T	.25%	.25%	1,545	1
Class B	.75%	.25%	273	206
Class C	.75%	.25%	2,592	104
			$ 6,276	$ 323

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 92
Class T	24
Class B*	14
Class C*	5
$ 135

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser FMR, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 1,823.24
Class T	758.25
Class B	83.30
Class C	613.24
Institutional Class	1,357.21
Class Z	4.05
	$ 4,638

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3 for the period.

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $3 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a

Annual Report

8. Security Lending - continued

broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. At period end, there were no security loans outstanding with FCM. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $900, including $2 from securities loaned to FCM.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $27 for the period.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 6,853	$ 9,993
Class T	2,251	3,119
Class B	-	218
Class C	979	1,491
Institutional Class	7,291	8,774
Class Z	1	-
Total	$ 17,375	$ 23,595

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Notes to Financial Statements - continued

(Amounts in thousands except percentages)

10. Distributions to Shareholders - continued

Years ended October 31,	2014	2013
From net realized gain
Class A	$ 6,584	$ 2,917
Class T	2,789	1,167
Class B	307	229
Class C	2,390	978
Institutional Class	5,493	2,051
Class Z	1	-
Total	$ 17,564	$ 7,342

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013 A	2014	2013 A
Class A
Shares sold	4,795	5,624	$ 94,751	$ 97,285
Reinvestment of distributions	646	758	12,430	12,002
Shares redeemed	(8,821)	(16,315)	(174,243)	(276,915)
Net increase (decrease)	(3,380)	(9,933)	$ (67,062)	$ (167,628)
Class T
Shares sold	1,185	1,308	$ 23,252	$ 22,307
Reinvestment of distributions	249	255	4,764	4,007
Shares redeemed	(3,330)	(4,655)	(65,214)	(78,662)
Net increase (decrease)	(1,896)	(3,092)	$ (37,198)	$ (52,348)
Class B
Shares sold	29	17	$ 537	$ 283
Reinvestment of distributions	15	26	278	396
Shares redeemed	(933)	(2,107)	(17,767)	(34,470)
Net increase (decrease)	(889)	(2,064)	$ (16,952)	$ (33,791)
Class C
Shares sold	874	787	$ 16,572	$ 13,034
Reinvestment of distributions	149	129	2,754	1,968
Shares redeemed	(2,144)	(3,176)	(40,544)	(51,899)
Net increase (decrease)	(1,121)	(2,260)	$ (21,218)	$ (36,897)

Annual Report

11. Share Transactions - continued

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013 A	2014	2013 A
Institutional Class
Shares sold	7,676	4,395	$ 154,759	$ 77,113
Reinvestment of distributions	582	586	11,367	9,415
Shares redeemed	(7,810)	(7,233)	(158,739)	(126,327)
Net increase (decrease)	448	(2,252)	$ 7,387	$ (39,799)
Class Z
Shares sold	1,246	5	$ 26,144	$ 100
Reinvestment of distributions	-	-	2	-
Shares redeemed	(44)	-	(873)	-
Net increase (decrease)	1,202	5	$ 25,273	$ 100

A Share transactions for Class Z are for the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of
Fidelity Advisor Diversified International Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Diversified International Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Diversified International Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 17, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class Z designates 3% of the dividend distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class Z designates 68% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class Z	12/09/13	$0.2975	$0.0163

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Diversified International Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in January 2014.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Diversified International Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Diversified International Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

Furthermore, the Board considered that, on July 16, 2014, after the periods shown in the chart above, it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and Class Z ranked below its competitive median for 2013 and the total expense ratio of Class T ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

ADIFZ-UANN-1214
1.9585026.101

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Emerging Asia

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	1.50%	7.18%	13.13%
Class T (incl. 3.50% sales charge)	3.58%	7.36%	13.09%
Class B (incl. contingent deferred sales charge) A	1.84%	7.30%	13.20%
Class C (incl. contingent deferred sales charge) B	5.85%	7.65%	12.96%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Asia Fund - Class A on October 31, 2004, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI AC (All Country) Asia ex Japan Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Colin Chickles, Portfolio Manager of Fidelity Advisor® Emerging Asia Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 7.70%, 7.34%, 6.84% and 6.85%, respectively (excluding sales charges), outpacing the 5.75% gain of the MSCI AC (All Country) Asia ex Japan Index. Versus the index, the fund's positioning in India meaningfully contributed to performance. The top contributor was Bharat Heavy Electricals, a manufacturer of power-generation equipment and related products. This stock got a big boost from the May 2014 election of Prime Minister Narendra Modi. Other India-based contributors included high-quality tire maker Apollo Tyres, oil refinery Hindustan Petro, fertilizer supplier UPL and two banks: Axis Bank and Yes Bank. I'll also mention one Chinese stock, logistics provider Sinotrans. Conversely, stock picking in Hong Kong was a weak point for the fund. Disappointments here included casino operator Sands China, the fund's largest relative detractor, which I bought during the period and sold at a significant loss. Underweighting wireless-services provider and index component China Mobile - another Hong Kong-listed stock - also hampered our results, as did overweighted exposure to South Korean electronics giant Samsung Electronics. Many stocks I've mentioned were not in the benchmark, and many of these positions were sold or reduced during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.37%
Actual		$ 1,000.00	$ 1,081.70	$ 7.19
HypotheticalA		$ 1,000.00	$ 1,018.30	$ 6.97
Class T	1.68%
Actual		$ 1,000.00	$ 1,079.70	$ 8.81
HypotheticalA		$ 1,000.00	$ 1,016.74	$ 8.54
Class B	2.16%
Actual		$ 1,000.00	$ 1,077.50	$ 11.31
HypotheticalA		$ 1,000.00	$ 1,014.32	$ 10.97
Class C	2.12%
Actual		$ 1,000.00	$ 1,077.60	$ 11.10
HypotheticalA		$ 1,000.00	$ 1,014.52	$ 10.76
Institutional Class	1.08%
Actual		$ 1,000.00	$ 1,083.00	$ 5.67
HypotheticalA		$ 1,000.00	$ 1,019.76	$ 5.50

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd.	5.4	6.2
Taiwan Semiconductor Manufacturing Co. Ltd.	4.1	3.9
Tencent Holdings Ltd.	3.0	2.4
China Construction Bank Corp. (H Shares)	2.4	2.1
Hon Hai Precision Industry Co. Ltd. (Foxconn)	2.0	1.8
Bank of China Ltd. (H Shares)	1.8	1.5
PetroChina Co. Ltd. (H Shares)	1.6	0.0
AIA Group Ltd.	1.4	2.6
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	1.4	1.0
Hyundai Motor Co.	1.3	1.7
	24.4
Top Five Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	31.7	30.2
Information Technology	23.0	24.0
Consumer Discretionary	11.4	13.6
Industrials	7.7	8.1
Telecommunication Services	6.4	4.2
Asset Allocation (% of fund's net assets)
As of October 31, 2014	As of April 30, 2014
Stocks 99.9%	Stocks 98.9%
Short-Term Investments and Net Other Assets (Liabilities) 0.1%	Short-Term Investments and Net Other Assets (Liabilities) 1.1%

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value
Bermuda - 3.4%
BW Offshore Ltd.	156,500	$ 191,885
China Resources Gas Group Ltd.	96,000	274,415
CSI Properties Ltd.	14,830,000	641,247
Great Eagle Holdings Ltd.	614,000	2,066,782
Hongkong Land Holdings Ltd.	223,000	1,555,184
Huabao International Holdings Ltd.	567,000	405,436
Kerry Logistics Network Ltd.	193,500	314,982
Luk Fook Holdings International Ltd.	254,000	757,349
Noble Group Ltd.	1,222,000	1,137,509
Oriental Watch Holdings Ltd.	1,280,000	285,921
PAX Global Technology Ltd. (a)	761,000	817,354
Shangri-La Asia Ltd.	284,000	412,369
Yue Yuen Industrial (Holdings) Ltd.	392,500	1,317,617
TOTAL BERMUDA		10,178,050
British Virgin Islands - 0.2%
Michael Kors Holdings Ltd. (a)	6,200	487,258
Cayman Islands - 10.1%
Alibaba Group Holding Ltd. sponsored ADR	19,300	1,902,980
Baidu.com, Inc. sponsored ADR (a)	5,000	1,193,850
Best Pacific International Holdings Ltd.	1,044,000	519,004
China Cord Blood Corp. (a)	6,844	34,836
China Lilang Ltd.	358,000	256,227
China Lodging Group Ltd. ADR (a)	44,972	1,236,280
China Modern Dairy Holdings Ltd. (a)	1,218,000	537,380
China Resources Cement Holdings Ltd.	2,613,972	1,777,499
China Sanjiang Fine Chemicals Ltd.	1,344,000	666,264
China State Construction International Holdings Ltd.	584,000	902,808
Ctrip.com International Ltd. sponsored ADR (a)	12,400	722,920
eLong, Inc. sponsored ADR (a)	3,300	64,020
GCL-Poly Energy Holdings Ltd. (a)	2,586,000	871,540
Goodbaby International Holdings Ltd.	984,000	396,705
Greatview Aseptic Pack Co. Ltd.	1,065,000	701,115
Home Inns & Hotels Management, Inc. sponsored ADR (a)	6,100	184,281
Hosa International Ltd.	1,196,000	475,331
iKang Healthcare Group, Inc. sponsored ADR (d)	9,800	178,948
International Housewares Retail Co. Ltd.	1,909,000	524,389
KWG Property Holding Ltd.	2,444,011	1,697,101
Lifestyle International Holdings Ltd.	345,000	655,434
Lifetech Scientific Corp. (a)	40,000	58,783
Pico Far East Holdings Ltd.	272,000	67,360
Silergy Corp.	19,000	131,566
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
Sitoy Group Holdings Ltd.	303,000	$ 249,544
SOHO China Ltd.	1,391,000	1,020,728
SouFun Holdings Ltd. ADR	127,700	1,245,075
Sunny Optical Technology Group Co. Ltd.	222,000	359,245
Tencent Holdings Ltd.	569,200	9,148,338
Value Partners Group Ltd.	921,000	694,108
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	25,000	942,500
Xinyi Glass Holdings Ltd.	436,000	257,609
Xinyi Solar Holdings Ltd.	452,000	152,972
Zhen Ding Technology Holding Ltd.	259,400	711,591
TOTAL CAYMAN ISLANDS		30,538,331
China - 20.7%
Agricultural Bank of China Ltd. (H Shares)	4,501,000	2,091,584
Aluminum Corp. of China Ltd. (H Shares) (a)	2,878,000	1,281,119
Anhui Conch Cement Co. Ltd. (H Shares)	323,000	1,057,781
Bank of China Ltd. (H Shares)	11,530,000	5,518,850
Beijing Jingneng Clean Energy Co. Ltd. (H Shares)	132,000	59,286
China Communications Construction Co. Ltd. (H Shares)	2,662,000	2,043,574
China Construction Bank Corp. (H Shares)	9,721,000	7,252,832
China Merchants Bank Co. Ltd. (H Shares)	1,240,000	2,297,999
China Pacific Insurance Group Co. Ltd. (H Shares)	832,000	3,113,477
China Railway Construction Corp. Ltd. (H Shares)	1,242,000	1,304,840
China Railway Group Ltd. (H Shares)	4,465,000	2,754,472
China Shenhua Energy Co. Ltd. (H Shares)	938,500	2,645,197
China Telecom Corp. Ltd. (H Shares)	4,862,000	3,099,308
Chongqing Changan Automobile Co. Ltd. (B Shares)	163,513	361,362
Chongqing Rural Commercial Bank Co. Ltd. (H Shares)	740,000	356,134
CSR Corp. Ltd. (H Shares)	2,298,000	2,337,959
Dongfeng Motor Group Co. Ltd. (H Shares)	904,000	1,397,998
Guangdong Kelon Electrical Holdings Ltd. Series H (a)	390,000	350,078
Huadian Fuxin Energy Corp. Ltd. (H Shares)	2,040,000	1,173,699
Huadian Power International Corp. Ltd. (H Shares)	2,114,000	1,614,781
Industrial & Commercial Bank of China Ltd. (H Shares)	3,921,000	2,603,387
People's Insurance Co. of China Group (H Shares)	5,817,000	2,514,361
PetroChina Co. Ltd. (H Shares)	3,786,000	4,739,861
PICC Property & Casualty Co. Ltd. (H Shares)	1,034,000	1,896,809
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	505,000	4,128,241
Shanghai Fosun Pharmaceutical (Group) Co. Ltd. Class H	46,500	167,414
Sinotrans Ltd. (H Shares)	2,178,000	1,728,254
Tong Ren Tang Technologies Co. Ltd. (H Shares)	218,000	292,952
Weichai Power Co. Ltd. (H Shares)	377,000	1,447,180
Common Stocks - continued
	Shares	Value
China - continued
Weifu High-Technology Co. Ltd. (B Shares)	17,800	$ 67,499
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	140,000	439,955
Zhuzhou CSR Times Electric Co. Ltd. (H Shares)	134,500	578,400
TOTAL CHINA		62,716,643
Hong Kong - 8.7%
AIA Group Ltd.	763,800	4,262,328
BYD Electronic International Co. Ltd.	446,000	530,595
China Mobile Ltd.	219,500	2,731,133
China Power International Development Ltd.	2,044,000	923,320
Dah Chong Hong Holdings Ltd.	2,100,000	1,238,456
Dah Sing Banking Group Ltd.	184,000	334,315
Dah Sing Financial Holdings Ltd.	111,200	692,411
Far East Horizon Ltd.	1,760,000	1,636,902
Fosun International Ltd.	543,500	644,677
Franshion Properties China Ltd.	1,200,000	283,274
HKT Trust/HKT Ltd. unit	1,520,500	1,852,325
Hysan Development Co. Ltd.	341,000	1,555,933
Lenovo Group Ltd.	1,528,000	2,252,280
Magnificent Estates Ltd. (a)	1,896,000	90,443
PCCW Ltd.	3,775,000	2,399,831
Power Assets Holdings Ltd.	204,500	1,974,521
Techtronic Industries Co. Ltd.	399,000	1,249,110
Wheelock and Co. Ltd.	335,000	1,614,740
TOTAL HONG KONG		26,266,594
India - 10.8%
Alembic Pharmaceuticals Ltd. (a)	21,585	143,634
Amara Raja Batteries Ltd. (a)	29,327	312,907
Apollo Tyres Ltd.	155,277	553,220
Axis Bank Ltd. (a)	254,160	1,873,218
Bajaj Finserv Ltd. (a)	37,348	649,485
Balkrishna Industries Ltd.	7,278	91,333
Bharat Petroleum Corp. Ltd.	60,203	704,803
Bharti Infratel Ltd.	241,029	1,155,117
Cadila Healthcare Ltd. (a)	21,957	509,193
Cox & Kings India Ltd.	187,175	872,255
Engineers India Ltd.	45,524	201,724
Exide Industries Ltd.	218,175	559,363
Future Retail Ltd. (a)	76,771	144,283
HCL Technologies Ltd.	75,409	1,977,690
Hexaware Technologies Ltd.	173,363	557,844
Common Stocks - continued
	Shares	Value
India - continued
IL&FS Transportation Networks Ltd. (a)	57,416	$ 184,322
JK Tyre & Industries Ltd. (a)	37,379	298,666
Lupin Ltd.	67,233	1,556,672
Mahindra & Mahindra Ltd. (a)	74,046	1,574,351
Maruti Suzuki India Ltd. (a)	30,721	1,682,745
McLeod Russel India Ltd.	66,079	279,802
MindTree Consulting Ltd.	71,166	1,267,172
MRF Ltd.	1,022	520,966
NIIT Technologies Ltd. (a)	55,090	346,744
NTPC Ltd.	545,018	1,330,981
Petronet LNG Ltd. (a)	420,274	1,364,494
Punjab National Bank (a)	53,917	824,269
Redington India Ltd. (a)	143,788	241,709
Reliance Infrastructure Ltd. (a)	66,954	694,310
Sesa Sterlite Ltd.	343,938	1,435,002
Shriram City Union Finance Ltd.	17,404	492,807
Sintex Industries Ltd.	204,486	322,670
Sun Pharmaceutical Industries Ltd.	121,366	1,670,219
Tata Motors Ltd. (a)	297,671	2,600,641
The Jammu & Kashmir Bank Ltd.	411,289	931,755
Union Bank of India	172,589	633,476
UPL Ltd.	128,087	725,050
VST Industries Ltd. (a)	11,582	342,801
Yes Bank Ltd.	90,553	1,025,394
TOTAL INDIA		32,653,087
Indonesia - 1.7%
PT ACE Hardware Indonesia Tbk	1,931,600	129,645
PT Bank Mandiri (Persero) Tbk	2,465,400	2,117,418
PT Bank Rakyat Indonesia Tbk	2,780,200	2,547,765
PT Malindo Feedmill Tbk	549,400	142,073
PT Media Nusantara Citra Tbk	1,041,400	241,428
TOTAL INDONESIA		5,178,329
Israel - 0.1%
Sarine Technologies Ltd.	79,000	183,209
Japan - 1.2%
Fuji Media Holdings, Inc.	63,000	869,261
KDDI Corp.	21,500	1,411,893
SoftBank Corp.	6,200	451,356
Suzuki Motor Corp.	27,800	931,815
TOTAL JAPAN		3,664,325
Common Stocks - continued
	Shares	Value
Korea (South) - 17.3%
AMOREPACIFIC Corp.	619	$ 1,325,056
AMOREPACIFIC Group, Inc.	1,177	1,295,917
Bgf Retail (a)	14,648	927,050
Daesang Corp.	25,797	997,599
Daewoo International Corp.	16,723	526,852
DGB Financial Group Co. Ltd.	91,915	1,304,584
Dongbu Insurance Co. Ltd.	34,097	1,900,898
Dongwon Industries Co.	681	207,892
E1 Corp.	2,880	192,189
Fila Korea Ltd.	4,707	488,467
GS Retail Co. Ltd.	36,915	855,496
Hana Financial Group, Inc.	55,651	1,919,009
Hyundai Hysco Co. Ltd.	27,314	1,769,336
Hyundai Motor Co.	25,859	4,091,443
Hyundai Steel Co.	23,815	1,509,432
Hyundai Wia Corp.	5,760	989,087
InterPark INT Corp.	18,829	438,110
JB Financial Group Co. Ltd.	63,176	385,720
KB Financial Group, Inc.	82,284	3,208,356
Korea Express Co. Ltd. (a)	991	178,011
Korea Zinc Co. Ltd.	3,345	1,253,077
Korean Reinsurance Co.	17,404	184,659
LG Household & Health Care Ltd.	4,336	2,514,161
Medy-Tox, Inc.	743	172,603
Samsung Electronics Co. Ltd.	13,998	16,206,980
Samsung Heavy Industries Co. Ltd.	60,327	1,462,633
Samsung SDI Co. Ltd.	9,724	1,140,332
Shinhan Financial Group Co. Ltd.	81,664	3,823,089
SK Telecom Co. Ltd.	4,243	1,057,636
TOTAL KOREA (SOUTH)		52,325,674
Malaysia - 3.0%
Genting Malaysia Bhd	627,500	820,304
Glomac Bhd	439,300	148,143
Kossan Rubber Industries Bhd	318,700	445,620
Media Prima Bhd	676,700	403,101
Sunway Bhd	412,700	432,864
Tenaga Nasional Bhd	958,900	3,894,303
YTL Corp. Bhd	3,740,600	1,887,469
YTL Power International Bhd	1,854,700	896,283
TOTAL MALAYSIA		8,928,087
Common Stocks - continued
	Shares	Value
Mauritius - 0.2%
MakeMyTrip Ltd. (a)	16,600	$ 500,241
Papua New Guinea - 0.1%
Oil Search Ltd. ADR	37,627	288,513
Philippines - 1.6%
ABS CBN Broadcasting Corp. (depositary receipt)	97,800	99,604
Alliance Global Group, Inc.	2,624,400	1,476,119
Ayala Land, Inc.	922,700	688,083
D&L Industries, Inc.	510,300	155,365
Jollibee Food Corp.	111,610	486,438
Metropolitan Bank & Trust Co.	549,880	1,008,936
Security Bank Corp.	241,366	771,406
Vista Land & Lifescapes, Inc.	1,801,000	246,347
TOTAL PHILIPPINES		4,932,298
Singapore - 4.7%
Amtek Engineering Ltd.	193,000	90,850
Boustead Singapore Ltd.	67,000	95,853
Cordlife Group Ltd.	278,000	218,596
CWT Ltd.	115,000	144,649
Ezion Holdings Ltd.	1,051,800	1,238,591
Keppel Corp. Ltd.	346,000	2,537,294
Mapletree Industrial (REIT)	1,502,850	1,726,072
Singapore Telecommunications Ltd.	1,225,000	3,605,515
United Overseas Bank Ltd.	218,000	3,905,620
Wing Tai Holdings Ltd.	546,000	760,763
TOTAL SINGAPORE		14,323,803
Taiwan - 11.4%
Catcher Technology Co. Ltd.	240,000	2,022,859
Cleanaway Co. Ltd.	36,000	159,790
FLEXium Interconnect, Inc.	114,000	240,955
Fubon Financial Holding Co. Ltd.	1,718,000	2,903,906
Giant Manufacturing Co. Ltd.	86,000	695,254
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,900,600	6,006,019
King Slide Works Co. Ltd.	26,000	340,847
Merida Industry Co. Ltd.	58,050	400,363
NAK Sealing Technologies Corp.	40,000	138,032
Nan Ya Plastics Corp.	822,000	1,698,534
Novatek Microelectronics Corp.	333,000	1,720,940
Pegatron Corp.	395,000	718,763
Pou Chen Corp.	633,000	696,914
Realtek Semiconductor Corp.	128,000	423,621
Common Stocks - continued
	Shares	Value
Taiwan - continued
Sinopac Holdings Co.	17,028	$ 7,382
Taishin Financial Holdings Co. Ltd.	4,196,392	1,998,698
Taiwan Semiconductor Manufacturing Co. Ltd.	2,851,393	12,341,152
Tongtai Machine & Tool Co. Ltd.	183,000	162,202
Tongtai Machine & Tool Co. Ltd. rights 12/17/14 (a)	12,739	188
Vanguard International Semiconductor Corp.	380,000	570,014
Wistron Corp.	1,311,000	1,375,210
TOTAL TAIWAN		34,621,643
Thailand - 3.8%
Bangkok Expressway PCL (For.Reg.)	269,500	314,337
Delta Electronics PCL (For. Reg.)	160,200	317,965
Intouch Holdings PCL:
(For. Reg.)	773,700	1,756,536
NVDR	12,400	28,152
Kasikornbank PCL (For. Reg.)	363,300	2,631,294
Preuksa Real Estate PCL (For. Reg.)	2,308,900	2,374,808
Quality Houses PCL	6,083,700	803,759
Thai Beverage PCL	3,546,000	2,111,536
Thai Tap Water Supply PCL (For. Reg.)	615,500	228,541
Thanachart Capital PCL (For. Reg.)	580,200	623,341
TISCO Financial Group PCL	153,200	209,382
TOTAL THAILAND		11,399,651
United Kingdom - 0.3%
Standard Chartered PLC (United Kingdom)	61,783	928,647
United States of America - 0.6%
Cognizant Technology Solutions Corp. Class A (a)	38,900	1,900,265
TOTAL COMMON STOCKS (Cost $256,071,530)		302,014,648
Money Market Funds - 0.4%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	1,073,477	$ 1,073,477
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	150,606	150,606
TOTAL MONEY MARKET FUNDS (Cost $1,224,083)		1,224,083
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $257,295,613)		303,238,731
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(912,012)
NET ASSETS - 100%		$ 302,326,719
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,143
Fidelity Securities Lending Cash Central Fund	6,519
Total	$ 12,662
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 34,803,862	$ 9,202,107	$ 25,601,755	$ -
Consumer Staples	11,976,718	8,123,171	3,853,547	-
Energy	11,269,197	191,885	11,077,312	-
Financials	95,820,080	10,446,606	85,373,474	-
Health Care	6,391,970	1,328,887	5,063,083	-
Industrials	23,286,614	2,167,496	18,202,759	2,916,359
Information Technology	68,693,620	23,589,482	45,104,138	-
Materials	15,079,687	4,531,845	10,547,842	-
Telecommunication Services	19,548,802	-	19,548,802	-
Utilities	15,144,098	192,189	14,951,909	-
Money Market Funds	1,224,083	1,224,083	-	-
Total Investments in Securities:	$ 303,238,731	$ 60,997,751	$ 239,324,621	$ 2,916,359

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 118,630,407
Level 2 to Level 1	$ 3,581,992

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $152,781) - See accompanying schedule: Unaffiliated issuers (cost $256,071,530)	$ 302,014,648
Fidelity Central Funds (cost $1,224,083)	1,224,083
Total Investments (cost $257,295,613)		$ 303,238,731
Foreign currency held at value (cost $2,564)		2,564
Receivable for fund shares sold		1,215,063
Dividends receivable		226,189
Distributions receivable from Fidelity Central Funds		276
Prepaid expenses		649
Other receivables		138,155
Total assets		304,821,627

Liabilities
Payable for fund shares redeemed	$ 914,485
Accrued management fee	172,544
Distribution and service plan fees payable	99,904
Other affiliated payables	77,910
Other payables and accrued expenses	1,079,459
Collateral on securities loaned, at value	150,606
Total liabilities		2,494,908

Net Assets		$ 302,326,719
Net Assets consist of:
Paid in capital		$ 240,725,477
Undistributed net investment income		1,321,181
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		15,322,444
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		44,957,617
Net Assets		$ 302,326,719

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($145,183,525 ÷ 4,530,316 shares)	$ 32.05

Maximum offering price per share (100/94.25 of $32.05)	$ 34.01
Class T: Net Asset Value and redemption price per share ($44,563,242 ÷ 1,429,570 shares)	$ 31.17

Maximum offering price per share (100/96.50 of $31.17)	$ 32.30
Class B: Net Asset Value and offering price per share ($6,660,785 ÷ 224,786 shares)A	$ 29.63

Class C: Net Asset Value and offering price per share ($57,225,913 ÷ 1,953,037 shares)A	$ 29.30

Institutional Class: Net Asset Value, offering price and redemption price per share ($48,693,254 ÷ 1,475,608 shares)	$ 33.00

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 7,785,977
Income from Fidelity Central Funds		12,662
Income before foreign taxes withheld		7,798,639
Less foreign taxes withheld		(660,335)
Total income		7,138,304

Expenses
Management fee	$ 2,095,686
Transfer agent fees	775,288
Distribution and service plan fees	1,245,694
Accounting and security lending fees	155,308
Custodian fees and expenses	280,652
Independent trustees' compensation	1,231
Registration fees	71,315
Audit	107,106
Legal	1,110
Interest	184
Miscellaneous	27,533
Total expenses		4,761,107
Net investment income (loss)		2,377,197
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $821,883)	17,039,591
Foreign currency transactions	(194,377)
Total net realized gain (loss)		16,845,214
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $935,158)	736,657
Assets and liabilities in foreign currencies	(908)
Total change in net unrealized appreciation (depreciation)		735,749
Net gain (loss)		17,580,963
Net increase (decrease) in net assets resulting from operations		$ 19,958,160

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,377,197	$ 2,621,540
Net realized gain (loss)	16,845,214	28,149,471
Change in net unrealized appreciation (depreciation)	735,749	(972,592)
Net increase (decrease) in net assets resulting from operations	19,958,160	29,798,419
Distributions to shareholders from net investment income	(2,011,362)	(3,137,656)
Distributions to shareholders from net realized gain	(13,483,906)	(1,067,553)
Total distributions	(15,495,268)	(4,205,209)
Share transactions - net increase (decrease)	(13,223,545)	(47,287,205)
Redemption fees	35,731	37,169
Total increase (decrease) in net assets	(8,724,922)	(21,656,826)

Net Assets
Beginning of period	311,051,641	332,708,467
End of period (including undistributed net investment income of $1,321,181 and undistributed net investment income of $1,990,012, respectively)	$ 302,326,719	$ 311,051,641

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 31.34	$ 28.87	$ 28.70	$ 32.97	$ 25.96
Income from Investment Operations
Net investment income (loss) C	.30	.30	.34	.35	.25
Net realized and unrealized gain (loss)	2.00 H	2.59	1.37	(2.62)	7.09
Total from investment operations	2.30	2.89	1.71	(2.27)	7.34
Distributions from net investment income	(.26)	(.33)	(.31)	(.20)	(.12)
Distributions from net realized gain	(1.33)	(.09)	(1.23)	(1.81)	(.22)
Total distributions	(1.59)	(.42)	(1.54)	(2.01)	(.34)
Redemption fees added to paid in capital C	- G	- G	- G	.01	.01
Net asset value, end of period	$ 32.05	$ 31.34	$ 28.87	$ 28.70	$ 32.97
Total ReturnA, B	7.70% H	10.10%	6.36%	(7.44)%	28.53%
Ratios to Average Net Assets D, F
Expenses before reductions	1.42%	1.41%	1.42%	1.39%	1.44%
Expenses net of fee waivers, if any	1.42%	1.41%	1.42%	1.39%	1.44%
Expenses net of all reductions	1.42%	1.38%	1.38%	1.35%	1.40%
Net investment income (loss)	.96%	.99%	1.24%	1.12%	.86%
Supplemental Data
Net assets, end of period (000 omitted)	$ 145,184	$ 155,104	$ 160,427	$ 179,346	$ 189,255
Portfolio turnover rateE	91%	95%	95%	119%	138%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H In 2014, a change to the Indian tax rules invalidated a prior ruling that had exempted the Fund from taxes on realized gains. As a result, the Fund recorded a tax liability which resulted in a decrease to realized and unrealized gain (loss) per share of $.18 at period end. Excluding this amount, the total return would have been 8.29%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 30.53	$ 28.13	$ 27.98	$ 32.20	$ 25.40
Income from Investment Operations
Net investment income (loss) C	.20	.20	.25	.25	.15
Net realized and unrealized gain (loss)	1.94 H	2.54	1.33	(2.55)	6.94
Total from investment operations	2.14	2.74	1.58	(2.30)	7.09
Distributions from net investment income	(.17)	(.25)	(.20)	(.12)	(.08)
Distributions from net realized gain	(1.33)	(.09)	(1.23)	(1.81)	(.22)
Total distributions	(1.50)	(.34)	(1.43)	(1.93)	(.30)
Redemption fees added to paid in capital C	- G	- G	- G	.01	.01
Net asset value, end of period	$ 31.17	$ 30.53	$ 28.13	$ 27.98	$ 32.20
Total ReturnA, B	7.34% H	9.80%	6.04%	(7.70)%	28.13%
Ratios to Average Net Assets D, F
Expenses before reductions	1.73%	1.70%	1.70%	1.70%	1.74%
Expenses net of fee waivers, if any	1.73%	1.70%	1.70%	1.69%	1.74%
Expenses net of all reductions	1.73%	1.67%	1.67%	1.65%	1.70%
Net investment income (loss)	.66%	.70%	.95%	.82%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,563	$ 47,620	$ 49,359	$ 55,452	$ 61,620
Portfolio turnover rateE	91%	95%	95%	119%	138%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H In 2014, a change to the Indian tax rules invalidated a prior ruling that had exempted the Fund from taxes on realized gains. As a result, the Fund recorded a tax liability which resulted in a decrease to realized and unrealized gain (loss) per share of $.18 at period end. Excluding this amount, the total return would have been 7.93%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 29.06	$ 26.77	$ 26.62	$ 30.72	$ 24.29
Income from Investment Operations
Net investment income (loss) C	.05	.06	.12	.10	.02
Net realized and unrealized gain (loss)	1.85 H	2.41	1.26	(2.44)	6.61
Total from investment operations	1.90	2.47	1.38	(2.34)	6.63
Distributions from net investment income	-	(.09)	-	-	-
Distributions from net realized gain	(1.33)	(.09)	(1.23)	(1.77)	(.21)
Total distributions	(1.33)	(.18)	(1.23)	(1.77)	(.21)
Redemption fees added to paid in capital C	- G	- G	- G	.01	.01
Net asset value, end of period	$ 29.63	$ 29.06	$ 26.77	$ 26.62	$ 30.72
Total ReturnA, B	6.84% H	9.27%	5.51%	(8.16)%	27.48%
Ratios to Average Net Assets D, F
Expenses before reductions	2.22%	2.20%	2.19%	2.19%	2.24%
Expenses net of fee waivers, if any	2.22%	2.20%	2.19%	2.18%	2.24%
Expenses net of all reductions	2.22%	2.17%	2.16%	2.15%	2.20%
Net investment income (loss)	.16%	.20%	.46%	.32%	.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,661	$ 10,194	$ 15,823	$ 20,831	$ 29,611
Portfolio turnover rateE	91%	95%	95%	119%	138%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H In 2014, a change to the Indian tax rules invalidated a prior ruling that had exempted the Fund from taxes on realized gains. As a result, the Fund recorded a tax liability which resulted in a decrease to realized and unrealized gain (loss) per share of $.17 at period end. Excluding this amount, the total return would have been 7.43%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 28.78	$ 26.53	$ 26.44	$ 30.58	$ 24.19
Income from Investment Operations
Net investment income (loss) C	.06	.07	.13	.11	.03
Net realized and unrealized gain (loss)	1.82 H	2.39	1.25	(2.41)	6.59
Total from investment operations	1.88	2.46	1.38	(2.30)	6.62
Distributions from net investment income	(.03)	(.12)	(.06)	(.04)	(.02)
Distributions from net realized gain	(1.33)	(.09)	(1.23)	(1.81)	(.22)
Total distributions	(1.36)	(.21)	(1.29)	(1.85)	(.24)
Redemption fees added to paid in capital C	- G	- G	- G	.01	.01
Net asset value, end of period	$ 29.30	$ 28.78	$ 26.53	$ 26.44	$ 30.58
Total ReturnA, B	6.85% H	9.33%	5.57%	(8.10)%	27.58%
Ratios to Average Net Assets D, F
Expenses before reductions	2.17%	2.16%	2.16%	2.13%	2.17%
Expenses net of fee waivers, if any	2.17%	2.16%	2.16%	2.13%	2.17%
Expenses net of all reductions	2.17%	2.12%	2.13%	2.10%	2.13%
Net investment income (loss)	.22%	.24%	.49%	.37%	.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 57,226	$ 61,824	$ 67,074	$ 78,939	$ 87,089
Portfolio turnover rateE	91%	95%	95%	119%	138%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H In 2014, a change to the Indian tax rules invalidated a prior ruling that had exempted the Fund from taxes on realized gains. As a result, the Fund recorded a tax liability which resulted in a decrease to realized and unrealized gain (loss) per share of $.17 at period end. Excluding this amount, the total return would have been 7.44%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 32.24	$ 29.67	$ 29.49	$ 33.80	$ 26.58
Income from Investment Operations
Net investment income (loss) B	.40	.40	.44	.46	.34
Net realized and unrealized gain (loss)	2.04 I	2.68	1.39	(2.69)	7.26
Total from investment operations	2.44	3.08	1.83	(2.23)	7.60
Distributions from net investment income	(.35)	(.41)	(.42)	(.29)	(.17)
Distributions from net realized gain	(1.33)	(.09)	(1.23)	(1.81)	(.22)
Total distributions	(1.68)	(.51) G	(1.65)	(2.09) H	(.39)
Redemption fees added to paid in capital B	- F	- F	- F	.01	.01
Net asset value, end of period	$ 33.00	$ 32.24	$ 29.67	$ 29.49	$ 33.80
Total ReturnA	7.98% I	10.47%	6.64%	(7.13)%	28.87%
Ratios to Average Net Assets C, E
Expenses before reductions	1.12%	1.11%	1.11%	1.10%	1.14%
Expenses net of fee waivers, if any	1.12%	1.11%	1.11%	1.10%	1.14%
Expenses net of all reductions	1.12%	1.08%	1.08%	1.06%	1.10%
Net investment income (loss)	1.26%	1.29%	1.54%	1.41%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 48,693	$ 36,310	$ 40,026	$ 49,888	$ 45,042
Portfolio turnover rateD	91%	95%	95%	119%	138%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.51 per share is comprised of distributions from net investment income of $.413 and distributions from net realized gain of $.092 per share.

H Total distributions of $2.09 per share is comprised of distributions from net investment income of $.288 and distributions from net realized gain of $1.805 per share.

I In 2014, a change to the Indian tax rules invalidated a prior ruling that had exempted the Fund from taxes on realized gains. As a result, the Fund recorded a tax liability which resulted in a decrease to realized and unrealized gain (loss) per share of $.19 at period end. Excluding this amount, the total return would have been 8.57%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Advisor Emerging Asia Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities. In 2004, the Fund received a ruling from the Authority for Advance Ruling in India regarding the applicability of taxes imposed by the country on short term realized capital gains under the US/India tax treaty. The ruling entitled the Fund to a refund of capital gains taxes paid in prior years and exempted the Fund from taxes on future short term realized gains. A 2014 change to the Indian tax laws, published on August 12, 2014 and effective retroactive to April 1, 2014, invalidated this 2004 ruling and mandates that all short term gains realized by any Foreign Institutional Investor be treated and taxed as capital gains. As a result, the Fund recorded a tax liability of $1,757,881 on August 12, 2014. This amount includes taxes due on short term gains realized during the period April 1 through August 12 and an estimated accrual for deferred taxes on net unrealized appreciation on applicable securities. The new law does not impact the favorable tax treatment that the Fund received prior to April 1, 2014.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 56,044,425
Gross unrealized depreciation	(10,601,449)
Net unrealized appreciation (depreciation) on securities	$ 45,442,976

Tax Cost	$ 257,795,755

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,615,256
Undistributed long-term capital gain	$ 14,528,510
Net unrealized appreciation (depreciation) on securities and other investments	$ 45,392,633

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 2,011,362	$ 4,205,209
Long-term Capital Gains	13,483,906	-
Total	$ 15,495,268	$ 4,205,209

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $267,759,629 and $289,903,487, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 370,136	$ 3,699
Class T	.25%	.25%	223,942	2,149
Class B	.75%	.25%	79,813	59,963
Class C	.75%	.25%	571,803	37,838
			$ 1,245,694	$ 103,649

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 34,572
Class T	7,281
Class B*	10,030
Class C*	1,697
$ 53,580

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 382,080.26
Class T	138,983.31
Class B	24,128.30
Class C	143,764.25
Institutional Class	86,333.21
	$ 775,288

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $674 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 3,034,143.31%		$ 184

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $487 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the

Annual Report

7. Security Lending - continued

obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $6,519. During the period, there were no securities loaned to FCM.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 1,258,600	$ 1,813,789
Class T	253,592	420,491
Class B	-	51,393
Class C	67,365	298,953
Institutional Class	431,805	553,030
Total	$ 2,011,362	$ 3,137,656
From net realized gain
Class A	$ 6,564,461	$ 507,200
Class T	2,044,109	157,899
Class B	453,142	51,958
Class C	2,799,874	227,303
Institutional Class	1,622,320	123,193
Total	$ 13,483,906	$ 1,067,553

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	573,747	824,496	$ 17,697,836	$ 24,773,595
Reinvestment of distributions	228,279	67,510	6,811,859	1,994,909
Shares redeemed	(1,220,608)	(1,500,614)	(37,276,981)	(44,694,536)
Net increase (decrease)	(418,582)	(608,608)	$ (12,767,286)	$ (17,926,032)

Annual Report

Notes to Financial Statements - continued

9. Share Transactions - continued

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Class T
Shares sold	138,080	210,810	$ 4,191,092	$ 6,182,895
Reinvestment of distributions	77,360	19,545	2,251,960	564,060
Shares redeemed	(345,644)	(425,275)	(10,192,417)	(12,356,062)
Net increase (decrease)	(130,204)	(194,920)	$ (3,749,365)	$ (5,609,107)
Class B
Shares sold	8,605	10,130	$ 250,322	$ 286,596
Reinvestment of distributions	13,707	3,105	380,925	85,708
Shares redeemed	(148,296)	(253,486)	(4,170,831)	(7,070,284)
Net increase (decrease)	(125,984)	(240,251)	$ (3,539,584)	$ (6,697,980)
Class C
Shares sold	212,902	303,601	$ 6,070,821	$ 8,446,000
Reinvestment of distributions	89,602	15,990	2,461,356	436,858
Shares redeemed	(497,988)	(699,221)	(13,805,000)	(19,141,307)
Net increase (decrease)	(195,484)	(379,630)	$ (5,272,823)	$ (10,258,449)
Institutional Class
Shares sold	1,068,125	392,380	$ 34,572,790	$ 12,135,351
Reinvestment of distributions	52,027	17,860	1,594,630	541,525
Shares redeemed	(770,899)	(632,861)	(24,061,907)	(19,472,513)
Net increase (decrease)	349,253	(222,621)	$ 12,105,513	$ (6,795,637)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Emerging Asia Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Asia Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Emerging Asia Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012- present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Emerging Asia Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/08/14	12/05/14	$0.183	$1.674

Class T	12/08/14	12/05/14	$0.078	$1.674

Class B	12/08/14	12/05/14	$__	$1.520

Class C	12/08/14	12/05/14	$__	$1.617

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2014, $14,546,568 or, if subsequently determined to be different, the net capital gain of such year.

Class A designates 1%, Class T designates 2%, and Class C designates 4% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A designates 100%, Class T designates 100%, and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/09/13	$0.3224	$0.0674

Class T	12/09/13	$0.2324	$0.0674

Class C	12/09/13	$0.0994	$0.0674

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Emerging Asia Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience,and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group comparison is not shown below. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Fidelity Advisor Emerging Asia Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50).Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Emerging Asia Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2013 and the total expense ratio of Class T ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)

AEA-UANN-1214
1.784737.111

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Emerging Asia

Fund - Institutional Class

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Institutional Class	7.98%	8.77%	14.13%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Asia Fund - Institutional Class on October 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the MSCI AC (All Country) Asia ex Japan Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Colin Chickles, Portfolio Manager of Fidelity Advisor® Emerging Asia Fund: For the year, the fund's Institutional Class shares returned 7.98%, outpacing the 5.75% gain of the MSCI AC (All Country) Asia ex Japan Index. Versus the index, the fund's positioning in India meaningfully contributed to performance. The top contributor was Bharat Heavy Electricals, a manufacturer of power-generation equipment and related products. This stock got a big boost from the May 2014 election of Prime Minister Narendra Modi. Other India-based contributors included high-quality tire maker Apollo Tyres, oil refinery Hindustan Petro, fertilizer supplier UPL and two banks: Axis Bank and Yes Bank. I'll also mention one Chinese stock, logistics provider Sinotrans. Conversely, stock picking in Hong Kong was a weak point for the fund. Disappointments here included casino operator Sands China, the fund's largest relative detractor, which I bought during the period and sold at a significant loss. Underweighting wireless-services provider and index component China Mobile - another Hong Kong-listed stock - also hampered our results, as did overweighted exposure to South Korean electronics giant Samsung Electronics. Many stocks I've mentioned were not in the benchmark, and many of these positions were sold or reduced during the period.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.37%
Actual		$ 1,000.00	$ 1,081.70	$ 7.19
HypotheticalA		$ 1,000.00	$ 1,018.30	$ 6.97
Class T	1.68%
Actual		$ 1,000.00	$ 1,079.70	$ 8.81
HypotheticalA		$ 1,000.00	$ 1,016.74	$ 8.54
Class B	2.16%
Actual		$ 1,000.00	$ 1,077.50	$ 11.31
HypotheticalA		$ 1,000.00	$ 1,014.32	$ 10.97
Class C	2.12%
Actual		$ 1,000.00	$ 1,077.60	$ 11.10
HypotheticalA		$ 1,000.00	$ 1,014.52	$ 10.76
Institutional Class	1.08%
Actual		$ 1,000.00	$ 1,083.00	$ 5.67
HypotheticalA		$ 1,000.00	$ 1,019.76	$ 5.50

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd.	5.4	6.2
Taiwan Semiconductor Manufacturing Co. Ltd.	4.1	3.9
Tencent Holdings Ltd.	3.0	2.4
China Construction Bank Corp. (H Shares)	2.4	2.1
Hon Hai Precision Industry Co. Ltd. (Foxconn)	2.0	1.8
Bank of China Ltd. (H Shares)	1.8	1.5
PetroChina Co. Ltd. (H Shares)	1.6	0.0
AIA Group Ltd.	1.4	2.6
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	1.4	1.0
Hyundai Motor Co.	1.3	1.7
	24.4
Top Five Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	31.7	30.2
Information Technology	23.0	24.0
Consumer Discretionary	11.4	13.6
Industrials	7.7	8.1
Telecommunication Services	6.4	4.2
Asset Allocation (% of fund's net assets)
As of October 31, 2014	As of April 30, 2014
Stocks 99.9%	Stocks 98.9%
Short-Term Investments and Net Other Assets (Liabilities) 0.1%	Short-Term Investments and Net Other Assets (Liabilities) 1.1%

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 99.9%
	Shares	Value
Bermuda - 3.4%
BW Offshore Ltd.	156,500	$ 191,885
China Resources Gas Group Ltd.	96,000	274,415
CSI Properties Ltd.	14,830,000	641,247
Great Eagle Holdings Ltd.	614,000	2,066,782
Hongkong Land Holdings Ltd.	223,000	1,555,184
Huabao International Holdings Ltd.	567,000	405,436
Kerry Logistics Network Ltd.	193,500	314,982
Luk Fook Holdings International Ltd.	254,000	757,349
Noble Group Ltd.	1,222,000	1,137,509
Oriental Watch Holdings Ltd.	1,280,000	285,921
PAX Global Technology Ltd. (a)	761,000	817,354
Shangri-La Asia Ltd.	284,000	412,369
Yue Yuen Industrial (Holdings) Ltd.	392,500	1,317,617
TOTAL BERMUDA		10,178,050
British Virgin Islands - 0.2%
Michael Kors Holdings Ltd. (a)	6,200	487,258
Cayman Islands - 10.1%
Alibaba Group Holding Ltd. sponsored ADR	19,300	1,902,980
Baidu.com, Inc. sponsored ADR (a)	5,000	1,193,850
Best Pacific International Holdings Ltd.	1,044,000	519,004
China Cord Blood Corp. (a)	6,844	34,836
China Lilang Ltd.	358,000	256,227
China Lodging Group Ltd. ADR (a)	44,972	1,236,280
China Modern Dairy Holdings Ltd. (a)	1,218,000	537,380
China Resources Cement Holdings Ltd.	2,613,972	1,777,499
China Sanjiang Fine Chemicals Ltd.	1,344,000	666,264
China State Construction International Holdings Ltd.	584,000	902,808
Ctrip.com International Ltd. sponsored ADR (a)	12,400	722,920
eLong, Inc. sponsored ADR (a)	3,300	64,020
GCL-Poly Energy Holdings Ltd. (a)	2,586,000	871,540
Goodbaby International Holdings Ltd.	984,000	396,705
Greatview Aseptic Pack Co. Ltd.	1,065,000	701,115
Home Inns & Hotels Management, Inc. sponsored ADR (a)	6,100	184,281
Hosa International Ltd.	1,196,000	475,331
iKang Healthcare Group, Inc. sponsored ADR (d)	9,800	178,948
International Housewares Retail Co. Ltd.	1,909,000	524,389
KWG Property Holding Ltd.	2,444,011	1,697,101
Lifestyle International Holdings Ltd.	345,000	655,434
Lifetech Scientific Corp. (a)	40,000	58,783
Pico Far East Holdings Ltd.	272,000	67,360
Silergy Corp.	19,000	131,566
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
Sitoy Group Holdings Ltd.	303,000	$ 249,544
SOHO China Ltd.	1,391,000	1,020,728
SouFun Holdings Ltd. ADR	127,700	1,245,075
Sunny Optical Technology Group Co. Ltd.	222,000	359,245
Tencent Holdings Ltd.	569,200	9,148,338
Value Partners Group Ltd.	921,000	694,108
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	25,000	942,500
Xinyi Glass Holdings Ltd.	436,000	257,609
Xinyi Solar Holdings Ltd.	452,000	152,972
Zhen Ding Technology Holding Ltd.	259,400	711,591
TOTAL CAYMAN ISLANDS		30,538,331
China - 20.7%
Agricultural Bank of China Ltd. (H Shares)	4,501,000	2,091,584
Aluminum Corp. of China Ltd. (H Shares) (a)	2,878,000	1,281,119
Anhui Conch Cement Co. Ltd. (H Shares)	323,000	1,057,781
Bank of China Ltd. (H Shares)	11,530,000	5,518,850
Beijing Jingneng Clean Energy Co. Ltd. (H Shares)	132,000	59,286
China Communications Construction Co. Ltd. (H Shares)	2,662,000	2,043,574
China Construction Bank Corp. (H Shares)	9,721,000	7,252,832
China Merchants Bank Co. Ltd. (H Shares)	1,240,000	2,297,999
China Pacific Insurance Group Co. Ltd. (H Shares)	832,000	3,113,477
China Railway Construction Corp. Ltd. (H Shares)	1,242,000	1,304,840
China Railway Group Ltd. (H Shares)	4,465,000	2,754,472
China Shenhua Energy Co. Ltd. (H Shares)	938,500	2,645,197
China Telecom Corp. Ltd. (H Shares)	4,862,000	3,099,308
Chongqing Changan Automobile Co. Ltd. (B Shares)	163,513	361,362
Chongqing Rural Commercial Bank Co. Ltd. (H Shares)	740,000	356,134
CSR Corp. Ltd. (H Shares)	2,298,000	2,337,959
Dongfeng Motor Group Co. Ltd. (H Shares)	904,000	1,397,998
Guangdong Kelon Electrical Holdings Ltd. Series H (a)	390,000	350,078
Huadian Fuxin Energy Corp. Ltd. (H Shares)	2,040,000	1,173,699
Huadian Power International Corp. Ltd. (H Shares)	2,114,000	1,614,781
Industrial & Commercial Bank of China Ltd. (H Shares)	3,921,000	2,603,387
People's Insurance Co. of China Group (H Shares)	5,817,000	2,514,361
PetroChina Co. Ltd. (H Shares)	3,786,000	4,739,861
PICC Property & Casualty Co. Ltd. (H Shares)	1,034,000	1,896,809
Ping An Insurance (Group) Co. of China Ltd. (H Shares)	505,000	4,128,241
Shanghai Fosun Pharmaceutical (Group) Co. Ltd. Class H	46,500	167,414
Sinotrans Ltd. (H Shares)	2,178,000	1,728,254
Tong Ren Tang Technologies Co. Ltd. (H Shares)	218,000	292,952
Weichai Power Co. Ltd. (H Shares)	377,000	1,447,180
Common Stocks - continued
	Shares	Value
China - continued
Weifu High-Technology Co. Ltd. (B Shares)	17,800	$ 67,499
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	140,000	439,955
Zhuzhou CSR Times Electric Co. Ltd. (H Shares)	134,500	578,400
TOTAL CHINA		62,716,643
Hong Kong - 8.7%
AIA Group Ltd.	763,800	4,262,328
BYD Electronic International Co. Ltd.	446,000	530,595
China Mobile Ltd.	219,500	2,731,133
China Power International Development Ltd.	2,044,000	923,320
Dah Chong Hong Holdings Ltd.	2,100,000	1,238,456
Dah Sing Banking Group Ltd.	184,000	334,315
Dah Sing Financial Holdings Ltd.	111,200	692,411
Far East Horizon Ltd.	1,760,000	1,636,902
Fosun International Ltd.	543,500	644,677
Franshion Properties China Ltd.	1,200,000	283,274
HKT Trust/HKT Ltd. unit	1,520,500	1,852,325
Hysan Development Co. Ltd.	341,000	1,555,933
Lenovo Group Ltd.	1,528,000	2,252,280
Magnificent Estates Ltd. (a)	1,896,000	90,443
PCCW Ltd.	3,775,000	2,399,831
Power Assets Holdings Ltd.	204,500	1,974,521
Techtronic Industries Co. Ltd.	399,000	1,249,110
Wheelock and Co. Ltd.	335,000	1,614,740
TOTAL HONG KONG		26,266,594
India - 10.8%
Alembic Pharmaceuticals Ltd. (a)	21,585	143,634
Amara Raja Batteries Ltd. (a)	29,327	312,907
Apollo Tyres Ltd.	155,277	553,220
Axis Bank Ltd. (a)	254,160	1,873,218
Bajaj Finserv Ltd. (a)	37,348	649,485
Balkrishna Industries Ltd.	7,278	91,333
Bharat Petroleum Corp. Ltd.	60,203	704,803
Bharti Infratel Ltd.	241,029	1,155,117
Cadila Healthcare Ltd. (a)	21,957	509,193
Cox & Kings India Ltd.	187,175	872,255
Engineers India Ltd.	45,524	201,724
Exide Industries Ltd.	218,175	559,363
Future Retail Ltd. (a)	76,771	144,283
HCL Technologies Ltd.	75,409	1,977,690
Hexaware Technologies Ltd.	173,363	557,844
Common Stocks - continued
	Shares	Value
India - continued
IL&FS Transportation Networks Ltd. (a)	57,416	$ 184,322
JK Tyre & Industries Ltd. (a)	37,379	298,666
Lupin Ltd.	67,233	1,556,672
Mahindra & Mahindra Ltd. (a)	74,046	1,574,351
Maruti Suzuki India Ltd. (a)	30,721	1,682,745
McLeod Russel India Ltd.	66,079	279,802
MindTree Consulting Ltd.	71,166	1,267,172
MRF Ltd.	1,022	520,966
NIIT Technologies Ltd. (a)	55,090	346,744
NTPC Ltd.	545,018	1,330,981
Petronet LNG Ltd. (a)	420,274	1,364,494
Punjab National Bank (a)	53,917	824,269
Redington India Ltd. (a)	143,788	241,709
Reliance Infrastructure Ltd. (a)	66,954	694,310
Sesa Sterlite Ltd.	343,938	1,435,002
Shriram City Union Finance Ltd.	17,404	492,807
Sintex Industries Ltd.	204,486	322,670
Sun Pharmaceutical Industries Ltd.	121,366	1,670,219
Tata Motors Ltd. (a)	297,671	2,600,641
The Jammu & Kashmir Bank Ltd.	411,289	931,755
Union Bank of India	172,589	633,476
UPL Ltd.	128,087	725,050
VST Industries Ltd. (a)	11,582	342,801
Yes Bank Ltd.	90,553	1,025,394
TOTAL INDIA		32,653,087
Indonesia - 1.7%
PT ACE Hardware Indonesia Tbk	1,931,600	129,645
PT Bank Mandiri (Persero) Tbk	2,465,400	2,117,418
PT Bank Rakyat Indonesia Tbk	2,780,200	2,547,765
PT Malindo Feedmill Tbk	549,400	142,073
PT Media Nusantara Citra Tbk	1,041,400	241,428
TOTAL INDONESIA		5,178,329
Israel - 0.1%
Sarine Technologies Ltd.	79,000	183,209
Japan - 1.2%
Fuji Media Holdings, Inc.	63,000	869,261
KDDI Corp.	21,500	1,411,893
SoftBank Corp.	6,200	451,356
Suzuki Motor Corp.	27,800	931,815
TOTAL JAPAN		3,664,325
Common Stocks - continued
	Shares	Value
Korea (South) - 17.3%
AMOREPACIFIC Corp.	619	$ 1,325,056
AMOREPACIFIC Group, Inc.	1,177	1,295,917
Bgf Retail (a)	14,648	927,050
Daesang Corp.	25,797	997,599
Daewoo International Corp.	16,723	526,852
DGB Financial Group Co. Ltd.	91,915	1,304,584
Dongbu Insurance Co. Ltd.	34,097	1,900,898
Dongwon Industries Co.	681	207,892
E1 Corp.	2,880	192,189
Fila Korea Ltd.	4,707	488,467
GS Retail Co. Ltd.	36,915	855,496
Hana Financial Group, Inc.	55,651	1,919,009
Hyundai Hysco Co. Ltd.	27,314	1,769,336
Hyundai Motor Co.	25,859	4,091,443
Hyundai Steel Co.	23,815	1,509,432
Hyundai Wia Corp.	5,760	989,087
InterPark INT Corp.	18,829	438,110
JB Financial Group Co. Ltd.	63,176	385,720
KB Financial Group, Inc.	82,284	3,208,356
Korea Express Co. Ltd. (a)	991	178,011
Korea Zinc Co. Ltd.	3,345	1,253,077
Korean Reinsurance Co.	17,404	184,659
LG Household & Health Care Ltd.	4,336	2,514,161
Medy-Tox, Inc.	743	172,603
Samsung Electronics Co. Ltd.	13,998	16,206,980
Samsung Heavy Industries Co. Ltd.	60,327	1,462,633
Samsung SDI Co. Ltd.	9,724	1,140,332
Shinhan Financial Group Co. Ltd.	81,664	3,823,089
SK Telecom Co. Ltd.	4,243	1,057,636
TOTAL KOREA (SOUTH)		52,325,674
Malaysia - 3.0%
Genting Malaysia Bhd	627,500	820,304
Glomac Bhd	439,300	148,143
Kossan Rubber Industries Bhd	318,700	445,620
Media Prima Bhd	676,700	403,101
Sunway Bhd	412,700	432,864
Tenaga Nasional Bhd	958,900	3,894,303
YTL Corp. Bhd	3,740,600	1,887,469
YTL Power International Bhd	1,854,700	896,283
TOTAL MALAYSIA		8,928,087
Common Stocks - continued
	Shares	Value
Mauritius - 0.2%
MakeMyTrip Ltd. (a)	16,600	$ 500,241
Papua New Guinea - 0.1%
Oil Search Ltd. ADR	37,627	288,513
Philippines - 1.6%
ABS CBN Broadcasting Corp. (depositary receipt)	97,800	99,604
Alliance Global Group, Inc.	2,624,400	1,476,119
Ayala Land, Inc.	922,700	688,083
D&L Industries, Inc.	510,300	155,365
Jollibee Food Corp.	111,610	486,438
Metropolitan Bank & Trust Co.	549,880	1,008,936
Security Bank Corp.	241,366	771,406
Vista Land & Lifescapes, Inc.	1,801,000	246,347
TOTAL PHILIPPINES		4,932,298
Singapore - 4.7%
Amtek Engineering Ltd.	193,000	90,850
Boustead Singapore Ltd.	67,000	95,853
Cordlife Group Ltd.	278,000	218,596
CWT Ltd.	115,000	144,649
Ezion Holdings Ltd.	1,051,800	1,238,591
Keppel Corp. Ltd.	346,000	2,537,294
Mapletree Industrial (REIT)	1,502,850	1,726,072
Singapore Telecommunications Ltd.	1,225,000	3,605,515
United Overseas Bank Ltd.	218,000	3,905,620
Wing Tai Holdings Ltd.	546,000	760,763
TOTAL SINGAPORE		14,323,803
Taiwan - 11.4%
Catcher Technology Co. Ltd.	240,000	2,022,859
Cleanaway Co. Ltd.	36,000	159,790
FLEXium Interconnect, Inc.	114,000	240,955
Fubon Financial Holding Co. Ltd.	1,718,000	2,903,906
Giant Manufacturing Co. Ltd.	86,000	695,254
Hon Hai Precision Industry Co. Ltd. (Foxconn)	1,900,600	6,006,019
King Slide Works Co. Ltd.	26,000	340,847
Merida Industry Co. Ltd.	58,050	400,363
NAK Sealing Technologies Corp.	40,000	138,032
Nan Ya Plastics Corp.	822,000	1,698,534
Novatek Microelectronics Corp.	333,000	1,720,940
Pegatron Corp.	395,000	718,763
Pou Chen Corp.	633,000	696,914
Realtek Semiconductor Corp.	128,000	423,621
Common Stocks - continued
	Shares	Value
Taiwan - continued
Sinopac Holdings Co.	17,028	$ 7,382
Taishin Financial Holdings Co. Ltd.	4,196,392	1,998,698
Taiwan Semiconductor Manufacturing Co. Ltd.	2,851,393	12,341,152
Tongtai Machine & Tool Co. Ltd.	183,000	162,202
Tongtai Machine & Tool Co. Ltd. rights 12/17/14 (a)	12,739	188
Vanguard International Semiconductor Corp.	380,000	570,014
Wistron Corp.	1,311,000	1,375,210
TOTAL TAIWAN		34,621,643
Thailand - 3.8%
Bangkok Expressway PCL (For.Reg.)	269,500	314,337
Delta Electronics PCL (For. Reg.)	160,200	317,965
Intouch Holdings PCL:
(For. Reg.)	773,700	1,756,536
NVDR	12,400	28,152
Kasikornbank PCL (For. Reg.)	363,300	2,631,294
Preuksa Real Estate PCL (For. Reg.)	2,308,900	2,374,808
Quality Houses PCL	6,083,700	803,759
Thai Beverage PCL	3,546,000	2,111,536
Thai Tap Water Supply PCL (For. Reg.)	615,500	228,541
Thanachart Capital PCL (For. Reg.)	580,200	623,341
TISCO Financial Group PCL	153,200	209,382
TOTAL THAILAND		11,399,651
United Kingdom - 0.3%
Standard Chartered PLC (United Kingdom)	61,783	928,647
United States of America - 0.6%
Cognizant Technology Solutions Corp. Class A (a)	38,900	1,900,265
TOTAL COMMON STOCKS (Cost $256,071,530)		302,014,648
Money Market Funds - 0.4%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	1,073,477	$ 1,073,477
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	150,606	150,606
TOTAL MONEY MARKET FUNDS (Cost $1,224,083)		1,224,083
TOTAL INVESTMENT PORTFOLIO - 100.3% (Cost $257,295,613)		303,238,731
NET OTHER ASSETS (LIABILITIES) - (0.3)%		(912,012)
NET ASSETS - 100%		$ 302,326,719
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 6,143
Fidelity Securities Lending Cash Central Fund	6,519
Total	$ 12,662
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 34,803,862	$ 9,202,107	$ 25,601,755	$ -
Consumer Staples	11,976,718	8,123,171	3,853,547	-
Energy	11,269,197	191,885	11,077,312	-
Financials	95,820,080	10,446,606	85,373,474	-
Health Care	6,391,970	1,328,887	5,063,083	-
Industrials	23,286,614	2,167,496	18,202,759	2,916,359
Information Technology	68,693,620	23,589,482	45,104,138	-
Materials	15,079,687	4,531,845	10,547,842	-
Telecommunication Services	19,548,802	-	19,548,802	-
Utilities	15,144,098	192,189	14,951,909	-
Money Market Funds	1,224,083	1,224,083	-	-
Total Investments in Securities:	$ 303,238,731	$ 60,997,751	$ 239,324,621	$ 2,916,359

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 118,630,407
Level 2 to Level 1	$ 3,581,992

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $152,781) - See accompanying schedule: Unaffiliated issuers (cost $256,071,530)	$ 302,014,648
Fidelity Central Funds (cost $1,224,083)	1,224,083
Total Investments (cost $257,295,613)		$ 303,238,731
Foreign currency held at value (cost $2,564)		2,564
Receivable for fund shares sold		1,215,063
Dividends receivable		226,189
Distributions receivable from Fidelity Central Funds		276
Prepaid expenses		649
Other receivables		138,155
Total assets		304,821,627

Liabilities
Payable for fund shares redeemed	$ 914,485
Accrued management fee	172,544
Distribution and service plan fees payable	99,904
Other affiliated payables	77,910
Other payables and accrued expenses	1,079,459
Collateral on securities loaned, at value	150,606
Total liabilities		2,494,908

Net Assets		$ 302,326,719
Net Assets consist of:
Paid in capital		$ 240,725,477
Undistributed net investment income		1,321,181
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		15,322,444
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		44,957,617
Net Assets		$ 302,326,719

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($145,183,525 ÷ 4,530,316 shares)	$ 32.05

Maximum offering price per share (100/94.25 of $32.05)	$ 34.01
Class T: Net Asset Value and redemption price per share ($44,563,242 ÷ 1,429,570 shares)	$ 31.17

Maximum offering price per share (100/96.50 of $31.17)	$ 32.30
Class B: Net Asset Value and offering price per share ($6,660,785 ÷ 224,786 shares)A	$ 29.63

Class C: Net Asset Value and offering price per share ($57,225,913 ÷ 1,953,037 shares)A	$ 29.30

Institutional Class: Net Asset Value, offering price and redemption price per share ($48,693,254 ÷ 1,475,608 shares)	$ 33.00

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 7,785,977
Income from Fidelity Central Funds		12,662
Income before foreign taxes withheld		7,798,639
Less foreign taxes withheld		(660,335)
Total income		7,138,304

Expenses
Management fee	$ 2,095,686
Transfer agent fees	775,288
Distribution and service plan fees	1,245,694
Accounting and security lending fees	155,308
Custodian fees and expenses	280,652
Independent trustees' compensation	1,231
Registration fees	71,315
Audit	107,106
Legal	1,110
Interest	184
Miscellaneous	27,533
Total expenses		4,761,107
Net investment income (loss)		2,377,197
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $821,883)	17,039,591
Foreign currency transactions	(194,377)
Total net realized gain (loss)		16,845,214
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $935,158)	736,657
Assets and liabilities in foreign currencies	(908)
Total change in net unrealized appreciation (depreciation)		735,749
Net gain (loss)		17,580,963
Net increase (decrease) in net assets resulting from operations		$ 19,958,160

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 2,377,197	$ 2,621,540
Net realized gain (loss)	16,845,214	28,149,471
Change in net unrealized appreciation (depreciation)	735,749	(972,592)
Net increase (decrease) in net assets resulting from operations	19,958,160	29,798,419
Distributions to shareholders from net investment income	(2,011,362)	(3,137,656)
Distributions to shareholders from net realized gain	(13,483,906)	(1,067,553)
Total distributions	(15,495,268)	(4,205,209)
Share transactions - net increase (decrease)	(13,223,545)	(47,287,205)
Redemption fees	35,731	37,169
Total increase (decrease) in net assets	(8,724,922)	(21,656,826)

Net Assets
Beginning of period	311,051,641	332,708,467
End of period (including undistributed net investment income of $1,321,181 and undistributed net investment income of $1,990,012, respectively)	$ 302,326,719	$ 311,051,641

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 31.34	$ 28.87	$ 28.70	$ 32.97	$ 25.96
Income from Investment Operations
Net investment income (loss) C	.30	.30	.34	.35	.25
Net realized and unrealized gain (loss)	2.00 H	2.59	1.37	(2.62)	7.09
Total from investment operations	2.30	2.89	1.71	(2.27)	7.34
Distributions from net investment income	(.26)	(.33)	(.31)	(.20)	(.12)
Distributions from net realized gain	(1.33)	(.09)	(1.23)	(1.81)	(.22)
Total distributions	(1.59)	(.42)	(1.54)	(2.01)	(.34)
Redemption fees added to paid in capital C	- G	- G	- G	.01	.01
Net asset value, end of period	$ 32.05	$ 31.34	$ 28.87	$ 28.70	$ 32.97
Total ReturnA, B	7.70% H	10.10%	6.36%	(7.44)%	28.53%
Ratios to Average Net Assets D, F
Expenses before reductions	1.42%	1.41%	1.42%	1.39%	1.44%
Expenses net of fee waivers, if any	1.42%	1.41%	1.42%	1.39%	1.44%
Expenses net of all reductions	1.42%	1.38%	1.38%	1.35%	1.40%
Net investment income (loss)	.96%	.99%	1.24%	1.12%	.86%
Supplemental Data
Net assets, end of period (000 omitted)	$ 145,184	$ 155,104	$ 160,427	$ 179,346	$ 189,255
Portfolio turnover rateE	91%	95%	95%	119%	138%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H In 2014, a change to the Indian tax rules invalidated a prior ruling that had exempted the Fund from taxes on realized gains. As a result, the Fund recorded a tax liability which resulted in a decrease to realized and unrealized gain (loss) per share of $.18 at period end. Excluding this amount, the total return would have been 8.29%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 30.53	$ 28.13	$ 27.98	$ 32.20	$ 25.40
Income from Investment Operations
Net investment income (loss) C	.20	.20	.25	.25	.15
Net realized and unrealized gain (loss)	1.94 H	2.54	1.33	(2.55)	6.94
Total from investment operations	2.14	2.74	1.58	(2.30)	7.09
Distributions from net investment income	(.17)	(.25)	(.20)	(.12)	(.08)
Distributions from net realized gain	(1.33)	(.09)	(1.23)	(1.81)	(.22)
Total distributions	(1.50)	(.34)	(1.43)	(1.93)	(.30)
Redemption fees added to paid in capital C	- G	- G	- G	.01	.01
Net asset value, end of period	$ 31.17	$ 30.53	$ 28.13	$ 27.98	$ 32.20
Total ReturnA, B	7.34% H	9.80%	6.04%	(7.70)%	28.13%
Ratios to Average Net Assets D, F
Expenses before reductions	1.73%	1.70%	1.70%	1.70%	1.74%
Expenses net of fee waivers, if any	1.73%	1.70%	1.70%	1.69%	1.74%
Expenses net of all reductions	1.73%	1.67%	1.67%	1.65%	1.70%
Net investment income (loss)	.66%	.70%	.95%	.82%	.55%
Supplemental Data
Net assets, end of period (000 omitted)	$ 44,563	$ 47,620	$ 49,359	$ 55,452	$ 61,620
Portfolio turnover rateE	91%	95%	95%	119%	138%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H In 2014, a change to the Indian tax rules invalidated a prior ruling that had exempted the Fund from taxes on realized gains. As a result, the Fund recorded a tax liability which resulted in a decrease to realized and unrealized gain (loss) per share of $.18 at period end. Excluding this amount, the total return would have been 7.93%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 29.06	$ 26.77	$ 26.62	$ 30.72	$ 24.29
Income from Investment Operations
Net investment income (loss) C	.05	.06	.12	.10	.02
Net realized and unrealized gain (loss)	1.85 H	2.41	1.26	(2.44)	6.61
Total from investment operations	1.90	2.47	1.38	(2.34)	6.63
Distributions from net investment income	-	(.09)	-	-	-
Distributions from net realized gain	(1.33)	(.09)	(1.23)	(1.77)	(.21)
Total distributions	(1.33)	(.18)	(1.23)	(1.77)	(.21)
Redemption fees added to paid in capital C	- G	- G	- G	.01	.01
Net asset value, end of period	$ 29.63	$ 29.06	$ 26.77	$ 26.62	$ 30.72
Total ReturnA, B	6.84% H	9.27%	5.51%	(8.16)%	27.48%
Ratios to Average Net Assets D, F
Expenses before reductions	2.22%	2.20%	2.19%	2.19%	2.24%
Expenses net of fee waivers, if any	2.22%	2.20%	2.19%	2.18%	2.24%
Expenses net of all reductions	2.22%	2.17%	2.16%	2.15%	2.20%
Net investment income (loss)	.16%	.20%	.46%	.32%	.06%
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,661	$ 10,194	$ 15,823	$ 20,831	$ 29,611
Portfolio turnover rateE	91%	95%	95%	119%	138%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H In 2014, a change to the Indian tax rules invalidated a prior ruling that had exempted the Fund from taxes on realized gains. As a result, the Fund recorded a tax liability which resulted in a decrease to realized and unrealized gain (loss) per share of $.17 at period end. Excluding this amount, the total return would have been 7.43%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 28.78	$ 26.53	$ 26.44	$ 30.58	$ 24.19
Income from Investment Operations
Net investment income (loss) C	.06	.07	.13	.11	.03
Net realized and unrealized gain (loss)	1.82 H	2.39	1.25	(2.41)	6.59
Total from investment operations	1.88	2.46	1.38	(2.30)	6.62
Distributions from net investment income	(.03)	(.12)	(.06)	(.04)	(.02)
Distributions from net realized gain	(1.33)	(.09)	(1.23)	(1.81)	(.22)
Total distributions	(1.36)	(.21)	(1.29)	(1.85)	(.24)
Redemption fees added to paid in capital C	- G	- G	- G	.01	.01
Net asset value, end of period	$ 29.30	$ 28.78	$ 26.53	$ 26.44	$ 30.58
Total ReturnA, B	6.85% H	9.33%	5.57%	(8.10)%	27.58%
Ratios to Average Net Assets D, F
Expenses before reductions	2.17%	2.16%	2.16%	2.13%	2.17%
Expenses net of fee waivers, if any	2.17%	2.16%	2.16%	2.13%	2.17%
Expenses net of all reductions	2.17%	2.12%	2.13%	2.10%	2.13%
Net investment income (loss)	.22%	.24%	.49%	.37%	.12%
Supplemental Data
Net assets, end of period (000 omitted)	$ 57,226	$ 61,824	$ 67,074	$ 78,939	$ 87,089
Portfolio turnover rateE	91%	95%	95%	119%	138%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H In 2014, a change to the Indian tax rules invalidated a prior ruling that had exempted the Fund from taxes on realized gains. As a result, the Fund recorded a tax liability which resulted in a decrease to realized and unrealized gain (loss) per share of $.17 at period end. Excluding this amount, the total return would have been 7.44%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 32.24	$ 29.67	$ 29.49	$ 33.80	$ 26.58
Income from Investment Operations
Net investment income (loss) B	.40	.40	.44	.46	.34
Net realized and unrealized gain (loss)	2.04 I	2.68	1.39	(2.69)	7.26
Total from investment operations	2.44	3.08	1.83	(2.23)	7.60
Distributions from net investment income	(.35)	(.41)	(.42)	(.29)	(.17)
Distributions from net realized gain	(1.33)	(.09)	(1.23)	(1.81)	(.22)
Total distributions	(1.68)	(.51) G	(1.65)	(2.09) H	(.39)
Redemption fees added to paid in capital B	- F	- F	- F	.01	.01
Net asset value, end of period	$ 33.00	$ 32.24	$ 29.67	$ 29.49	$ 33.80
Total ReturnA	7.98% I	10.47%	6.64%	(7.13)%	28.87%
Ratios to Average Net Assets C, E
Expenses before reductions	1.12%	1.11%	1.11%	1.10%	1.14%
Expenses net of fee waivers, if any	1.12%	1.11%	1.11%	1.10%	1.14%
Expenses net of all reductions	1.12%	1.08%	1.08%	1.06%	1.10%
Net investment income (loss)	1.26%	1.29%	1.54%	1.41%	1.16%
Supplemental Data
Net assets, end of period (000 omitted)	$ 48,693	$ 36,310	$ 40,026	$ 49,888	$ 45,042
Portfolio turnover rateD	91%	95%	95%	119%	138%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.51 per share is comprised of distributions from net investment income of $.413 and distributions from net realized gain of $.092 per share.

H Total distributions of $2.09 per share is comprised of distributions from net investment income of $.288 and distributions from net realized gain of $1.805 per share.

I In 2014, a change to the Indian tax rules invalidated a prior ruling that had exempted the Fund from taxes on realized gains. As a result, the Fund recorded a tax liability which resulted in a decrease to realized and unrealized gain (loss) per share of $.19 at period end. Excluding this amount, the total return would have been 8.57%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Advisor Emerging Asia Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

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3. Significant Accounting Policies - continued

Investment Valuation - continued

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities. In 2004, the Fund received a ruling from the Authority for Advance Ruling in India regarding the applicability of taxes imposed by the country on short term realized capital gains under the US/India tax treaty. The ruling entitled the Fund to a refund of capital gains taxes paid in prior years and exempted the Fund from taxes on future short term realized gains. A 2014 change to the Indian tax laws, published on August 12, 2014 and effective retroactive to April 1, 2014, invalidated this 2004 ruling and mandates that all short term gains realized by any Foreign Institutional Investor be treated and taxed as capital gains. As a result, the Fund recorded a tax liability of $1,757,881 on August 12, 2014. This amount includes taxes due on short term gains realized during the period April 1 through August 12 and an estimated accrual for deferred taxes on net unrealized appreciation on applicable securities. The new law does not impact the favorable tax treatment that the Fund received prior to April 1, 2014.

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3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 56,044,425
Gross unrealized depreciation	(10,601,449)
Net unrealized appreciation (depreciation) on securities	$ 45,442,976

Tax Cost	$ 257,795,755

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 2,615,256
Undistributed long-term capital gain	$ 14,528,510
Net unrealized appreciation (depreciation) on securities and other investments	$ 45,392,633

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 2,011,362	$ 4,205,209
Long-term Capital Gains	13,483,906	-
Total	$ 15,495,268	$ 4,205,209

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $267,759,629 and $289,903,487, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 370,136	$ 3,699
Class T	.25%	.25%	223,942	2,149
Class B	.75%	.25%	79,813	59,963
Class C	.75%	.25%	571,803	37,838
			$ 1,245,694	$ 103,649

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5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 34,572
Class T	7,281
Class B*	10,030
Class C*	1,697
$ 53,580

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 382,080.26
Class T	138,983.31
Class B	24,128.30
Class C	143,764.25
Institutional Class	86,333.21
	$ 775,288

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

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Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $674 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with FMR or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$ 3,034,143.31%		$ 184

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $487 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the

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7. Security Lending - continued

obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $6,519. During the period, there were no securities loaned to FCM.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 1,258,600	$ 1,813,789
Class T	253,592	420,491
Class B	-	51,393
Class C	67,365	298,953
Institutional Class	431,805	553,030
Total	$ 2,011,362	$ 3,137,656
From net realized gain
Class A	$ 6,564,461	$ 507,200
Class T	2,044,109	157,899
Class B	453,142	51,958
Class C	2,799,874	227,303
Institutional Class	1,622,320	123,193
Total	$ 13,483,906	$ 1,067,553

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	573,747	824,496	$ 17,697,836	$ 24,773,595
Reinvestment of distributions	228,279	67,510	6,811,859	1,994,909
Shares redeemed	(1,220,608)	(1,500,614)	(37,276,981)	(44,694,536)
Net increase (decrease)	(418,582)	(608,608)	$ (12,767,286)	$ (17,926,032)

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Notes to Financial Statements - continued

9. Share Transactions - continued

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Class T
Shares sold	138,080	210,810	$ 4,191,092	$ 6,182,895
Reinvestment of distributions	77,360	19,545	2,251,960	564,060
Shares redeemed	(345,644)	(425,275)	(10,192,417)	(12,356,062)
Net increase (decrease)	(130,204)	(194,920)	$ (3,749,365)	$ (5,609,107)
Class B
Shares sold	8,605	10,130	$ 250,322	$ 286,596
Reinvestment of distributions	13,707	3,105	380,925	85,708
Shares redeemed	(148,296)	(253,486)	(4,170,831)	(7,070,284)
Net increase (decrease)	(125,984)	(240,251)	$ (3,539,584)	$ (6,697,980)
Class C
Shares sold	212,902	303,601	$ 6,070,821	$ 8,446,000
Reinvestment of distributions	89,602	15,990	2,461,356	436,858
Shares redeemed	(497,988)	(699,221)	(13,805,000)	(19,141,307)
Net increase (decrease)	(195,484)	(379,630)	$ (5,272,823)	$ (10,258,449)
Institutional Class
Shares sold	1,068,125	392,380	$ 34,572,790	$ 12,135,351
Reinvestment of distributions	52,027	17,860	1,594,630	541,525
Shares redeemed	(770,899)	(632,861)	(24,061,907)	(19,472,513)
Net increase (decrease)	349,253	(222,621)	$ 12,105,513	$ (6,795,637)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Emerging Asia Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Asia Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Emerging Asia Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 23, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012- present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Emerging Asia Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/08/14	12/05/14	$0.309	$1.674

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2014, $14,546,568, or, if subsequently determined to be different, the net capital gain of such year.

Institutional Class designates 1% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are $0.4214 and $0.0674 for the dividend paid 12/09/13.

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Emerging Asia Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience,and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index for the most recent one-, three-, and five-year periods, as shown below. A peer group comparison is not shown below. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Fidelity Advisor Emerging Asia Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50).Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Emerging Asia Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, and Institutional Class ranked below its competitive median for 2013 and the total expense ratio of Class T ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

Annual Report

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research (Hong Kong) Limited

Fidelity Management & Research (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)

AEAI-UANN-1214
1.784738.111

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Emerging Markets

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares into Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-2.31%	3.60%	9.31%
Class T (incl. 3.50% sales charge)	-0.23%	3.83%	9.27%
Class B (incl. contingent deferred sales charge) A	-2.11%	3.71%	9.37%
Class C (incl. contingent deferred sales charge) B	1.90%	4.06%	9.13%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Markets Fund - Class A on October 31, 2004, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Sammy Simnegar, Portfolio Manager of Fidelity Advisor® Emerging Markets Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 3.65%, 3.39%, 2.89% and 2.90%, respectively (excluding sales charges), topping the 0.98% gain of the MSCI Emerging Markets Index. Versus the index, the fund's performance was lifted by its positioning in India, which accounted for eight of the fund's 20 largest relative contributors. A non-index position in Axis Bank was the fund's best relative contributor from India and fifth-largest overall. The top relative contributor was Bitauto Holdings, a Chinese automotive website and also a non-index name. Performance was further lifted by not owning several weak-performing index stocks in the energy and materials sectors, including those of two Brazil-based companies - energy producer Petroleo Brasileiro, better known as Petrobras, and industrial metals miner Vale - as well as Russian gas distributor Gazprom. Conversely, Banco Bradesco, a Brazil-based bank, was the fund's largest relative detractor. This stock performed poorly early in 2014, and I sold it - prematurely, as it turned out. Not owning two strong-performing index stocks, China Mobile and Hon Hai Precision Industry, a Taiwan-based manufacturer of electronic products, also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.50%
Actual		$ 1,000.00	$ 1,051.70	$ 7.76
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63
Class T	1.76%
Actual		$ 1,000.00	$ 1,050.00	$ 9.09
HypotheticalA		$ 1,000.00	$ 1,016.33	$ 8.94
Class B	2.24%
Actual		$ 1,000.00	$ 1,047.40	$ 11.56
HypotheticalA		$ 1,000.00	$ 1,013.91	$ 11.37
Class C	2.25%
Actual		$ 1,000.00	$ 1,047.50	$ 11.61
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42
Institutional Class	1.16%
Actual		$ 1,000.00	$ 1,053.30	$ 6.00
HypotheticalA		$ 1,000.00	$ 1,019.36	$ 5.90
Class Z	.99%
Actual		$ 1,000.00	$ 1,054.30	$ 5.13
HypotheticalA		$ 1,000.00	$ 1,020.21	$ 5.04

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	4.0	4.7
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	3.1	3.0
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	2.4	2.1
Naspers Ltd. Class N (South Africa, Media)	1.7	1.5
Itau Unibanco Holding SA sponsored ADR (Brazil, Banks)	1.4	1.5
	12.6
Top Five Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.5	20.9
Information Technology	19.2	18.2
Consumer Discretionary	18.8	21.2
Industrials	13.4	15.0
Consumer Staples	7.8	10.3
Top Five Countries as of October 31, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
India	12.0	10.0
Brazil	11.2	9.5
South Africa	9.0	7.6
Cayman Islands	6.4	8.7
Indonesia	6.3	5.9
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2014	As of April 30, 2014
Stocks 97.7%	Stocks 99.5%
Short-Term Investments and Net Other Assets (Liabilities) 2.3%	Short-Term Investments and Net Other Assets (Liabilities) 0.5%

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 92.3%
	Shares	Value
Australia - 1.2%
Carsales.com Ltd. (d)	222,870	$ 2,103,084
SEEK Ltd.	129,202	1,896,025
Sydney Airport unit	480,461	1,867,905
TOTAL AUSTRALIA		5,867,014
Bailiwick of Jersey - 0.4%
WPP PLC	84,800	1,656,369
Bermuda - 2.2%
Brilliance China Automotive Holdings Ltd.	1,352,000	2,337,967
China Gas Holdings Ltd.	1,335,000	2,386,820
China Resources Gas Group Ltd.	728,000	2,080,977
Credicorp Ltd. (United States)	22,214	3,576,454
TOTAL BERMUDA		10,382,218
Brazil - 6.7%
BB Seguridade Participacoes SA	245,700	3,278,115
CCR SA	417,300	3,107,141
Cetip SA - Mercados Organizado	151,600	1,921,078
Cielo SA	230,560	3,786,063
Estacio Participacoes SA	258,400	2,992,889
Iguatemi Empresa de Shopping Centers SA	175,500	1,777,735
Kroton Educacional SA	502,600	3,582,032
Linx SA	72,000	1,495,847
Qualicorp SA (a)	232,900	2,368,570
Smiles SA	112,900	1,950,087
Ultrapar Participacoes SA	140,300	3,060,339
Weg SA	202,415	2,387,744
TOTAL BRAZIL		31,707,640
British Virgin Islands - 0.4%
Mail.Ru Group Ltd. GDR (a)(e)	85,900	2,082,216
Cayman Islands - 6.4%
51job, Inc. sponsored ADR (a)(d)	7,049	216,404
Alibaba Group Holding Ltd. sponsored ADR	30,100	2,967,860
Autohome, Inc. ADR Class A	34,100	1,803,549
Baidu.com, Inc. sponsored ADR (a)	12,313	2,939,975
Bitauto Holdings Ltd. ADR (a)	22,855	1,913,421
Haitian International Holdings Ltd.	893,000	1,915,555
Melco Crown Entertainment Ltd. sponsored ADR	86,200	2,339,468
Sands China Ltd.	421,400	2,628,319
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
SouFun Holdings Ltd. ADR (d)	211,800	$ 2,065,050
Tencent Holdings Ltd.	714,800	11,488,461
TOTAL CAYMAN ISLANDS		30,278,062
China - 1.2%
China Pacific Insurance Group Co. Ltd. (H Shares)	877,400	3,283,371
PICC Property & Casualty Co. Ltd. (H Shares)	1,392,500	2,554,455
TOTAL CHINA		5,837,826
Colombia - 0.5%
Grupo de Inversiones Suramerica SA	123,456	2,566,925
Denmark - 0.4%
Novo Nordisk A/S Series B sponsored ADR	42,501	1,920,195
Egypt - 0.5%
Commercial International Bank SAE sponsored GDR	358,300	2,436,440
Finland - 0.4%
Kone Oyj (B Shares) (d)	46,500	1,998,712
France - 2.8%
Bureau Veritas SA	79,700	1,970,555
Ingenico SA	18,451	1,837,495
LVMH Moet Hennessy - Louis Vuitton SA	13,522	2,293,519
Pernod Ricard SA	14,700	1,673,207
Publicis Groupe SA (a)	27,500	1,904,694
Safran SA	28,900	1,828,910
Zodiac Aerospace	60,100	1,832,774
TOTAL FRANCE		13,341,154
Greece - 1.0%
Folli Follie SA	72,500	2,371,273
Greek Organization of Football Prognostics SA	182,500	2,211,528
TOTAL GREECE		4,582,801
Hong Kong - 1.0%
AIA Group Ltd.	367,800	2,052,480
Galaxy Entertainment Group Ltd.	377,000	2,577,888
TOTAL HONG KONG		4,630,368
India - 12.0%
Apollo Hospitals Enterprise Ltd. (a)	95,367	1,730,678
Asian Paints India Ltd.	187,223	2,000,226
Axis Bank Ltd. (a)	318,541	2,347,721
Exide Industries Ltd.	656,457	1,683,042
Common Stocks - continued
	Shares	Value
India - continued
Grasim Industries Ltd.	31,862	$ 1,911,983
Havells India Ltd.	464,910	2,162,206
HCL Technologies Ltd.	103,727	2,720,363
HDFC Bank Ltd.	199,223	3,230,472
Housing Development Finance Corp. Ltd.	286,978	5,168,255
ICICI Bank Ltd. (a)	104,204	2,767,346
ITC Ltd. (a)	649,502	3,755,361
Larsen & Toubro Ltd. (a)	131,867	3,553,714
LIC Housing Finance Ltd.	356,022	2,096,521
Lupin Ltd.	97,479	2,256,969
Mahindra & Mahindra Ltd. (a)	124,483	2,646,732
Motherson Sumi Systems Ltd.	245,550	1,681,244
Sun Pharmaceutical Industries Ltd.	241,337	3,321,241
Sun TV Ltd.	406,377	2,161,232
Tata Consultancy Services Ltd.	101,831	4,332,656
Tata Motors Ltd. (a)	338,789	2,959,874
Titan Co. Ltd. (a)	362,283	2,379,826
TOTAL INDIA		56,867,662
Indonesia - 6.3%
PT ACE Hardware Indonesia Tbk	27,477,500	1,844,228
PT Astra International Tbk	6,331,700	3,550,256
PT Bank Central Asia Tbk	3,853,700	4,160,227
PT Bank Rakyat Indonesia Tbk	3,931,900	3,603,178
PT Global Mediacom Tbk	16,706,500	2,711,474
PT Indocement Tunggal Prakarsa Tbk	1,295,600	2,567,860
PT Jasa Marga Tbk	4,237,000	2,227,625
PT Media Nusantara Citra Tbk	8,899,500	2,063,171
PT Semen Gresik (Persero) Tbk	2,051,600	2,694,885
PT Surya Citra Media Tbk	6,616,200	1,852,002
PT Tower Bersama Infrastructure Tbk	3,062,900	2,256,117
TOTAL INDONESIA		29,531,023
Kenya - 1.2%
East African Breweries Ltd.	590,262	1,880,656
Kenya Commercial Bank Ltd.	2,996,500	1,842,454
Safaricom Ltd.	15,087,300	2,057,742
TOTAL KENYA		5,780,852
Korea (South) - 5.9%
Coway Co. Ltd.	31,572	2,397,773
KEPCO Plant Service & Engineering Co. Ltd.	24,103	1,967,372
Common Stocks - continued
	Shares	Value
Korea (South) - continued
NAVER Corp.	6,755	$ 4,740,373
Samsung Electronics Co. Ltd.	16,003	18,528,384
TOTAL KOREA (SOUTH)		27,633,902
Luxembourg - 0.3%
Samsonite International SA	487,200	1,618,832
Malaysia - 1.5%
Astro Malaysia Holdings Bhd	2,061,800	2,068,491
Public Bank Bhd	572,100	3,224,097
Tune Insurance Holdings Bhd	2,572,100	1,696,878
TOTAL MALAYSIA		6,989,466
Malta - 0.5%
Brait SA	314,452	2,362,862
Mexico - 6.0%
Banregio Grupo Financiero S.A.B. de CV	351,266	2,031,493
Fomento Economico Mexicano S.A.B. de CV unit	412,600	3,968,436
Grupo Aeroportuario del Pacifico SA de CV Series B	322,721	2,195,689
Grupo Aeroportuario del Sureste SA de CV Series B	196,200	2,622,848
Grupo Aeroportuario Norte S.A.B. de CV	403,100	2,008,278
Grupo Financiero Banorte S.A.B. de CV Series O	635,800	4,078,846
Grupo Mexico SA de CV Series B	359,900	1,236,615
Grupo Televisa SA de CV	605,900	4,378,813
Megacable Holdings S.A.B. de CV unit	433,184	1,984,452
Promotora y Operadora de Infraestructura S.A.B. de CV (a)	169,500	2,153,262
Qualitas Controladora S.A.B. de CV	595,600	1,540,499
TOTAL MEXICO		28,199,231
Nigeria - 1.2%
Dangote Cement PLC	1,596,095	2,071,599
Guaranty Trust Bank PLC GDR (Reg. S)	234,654	1,806,836
Nigerian Breweries PLC	1,712,655	1,674,918
TOTAL NIGERIA		5,553,353
Philippines - 2.9%
Alliance Global Group, Inc.	4,420,600	2,486,409
GT Capital Holdings, Inc.	102,075	2,293,568
Metropolitan Bank & Trust Co.	978,753	1,795,844
Robinsons Retail Holdings, Inc.	1,244,990	1,771,838
SM Investments Corp.	140,386	2,446,316
SM Prime Holdings, Inc.	7,009,000	2,724,589
TOTAL PHILIPPINES		13,518,564
Common Stocks - continued
	Shares	Value
Russia - 1.6%
Magnit OJSC GDR (Reg. S)	62,466	$ 4,185,222
NOVATEK OAO GDR (Reg. S)	29,786	3,199,016
TOTAL RUSSIA		7,384,238
South Africa - 9.0%
Alexander Forbes Group Holding (a)	2,350,892	1,833,013
Aspen Pharmacare Holdings Ltd.	112,493	4,012,715
Bidvest Group Ltd.	123,815	3,405,495
Coronation Fund Managers Ltd.	215,500	1,865,885
FirstRand Ltd.	792,700	3,392,229
Life Healthcare Group Holdings Ltd.	567,893	2,147,024
Mr Price Group Ltd.	134,900	2,790,402
MTN Group Ltd.	286,100	6,329,101
Nampak Ltd.	649,343	2,647,472
Naspers Ltd. Class N	63,200	7,865,169
Remgro Ltd.	128,900	2,956,470
Sanlam Ltd.	477,600	3,015,920
TOTAL SOUTH AFRICA		42,260,895
Spain - 0.5%
Amadeus IT Holding SA Class A	65,600	2,408,655
Sweden - 0.3%
Atlas Copco AB (A Shares)	54,300	1,567,050
Switzerland - 1.3%
Compagnie Financiere Richemont SA Series A	27,200	2,288,458
Nestle SA	25,522	1,871,634
SGS SA (Reg.)	900	1,975,576
TOTAL SWITZERLAND		6,135,668
Taiwan - 4.7%
Delta Electronics, Inc.	586,000	3,510,048
Giant Manufacturing Co. Ltd.	250,000	2,021,088
Merida Industry Co. Ltd.	307,650	2,121,820
Taiwan Semiconductor Manufacturing Co. Ltd.	3,332,000	14,421,273
TOTAL TAIWAN		22,074,229
Thailand - 2.2%
Airports of Thailand PCL (For. Reg.)	357,100	2,652,649
Bangkok Dusit Medical Services PCL (For. Reg.)	3,688,200	2,093,773
Bumrungrad Hospital PCL (For. Reg.)	512,300	2,091,609
Kasikornbank PCL (For. Reg.)	521,900	3,779,995
TOTAL THAILAND		10,618,026
Common Stocks - continued
	Shares	Value
Turkey - 1.7%
Coca-Cola Icecek Sanayi A/S	103,050	$ 2,350,633
TAV Havalimanlari Holding A/S	315,000	2,643,129
Tofas Turk Otomobil Fabrikasi A/S	53,264	334,300
Tupras Turkiye Petrol Rafinelleri A/S	115,000	2,496,457
TOTAL TURKEY		7,824,519
United Arab Emirates - 0.9%
DP World Ltd.	101,794	1,950,373
First Gulf Bank PJSC	488,529	2,414,049
TOTAL UNITED ARAB EMIRATES		4,364,422
United Kingdom - 2.9%
Al Noor Hospitals Group PLC	134,084	2,185,696
Bank of Georgia Holdings PLC	43,200	1,769,140
British American Tobacco PLC (United Kingdom)	30,700	1,740,002
Burberry Group PLC	88,668	2,171,604
Diageo PLC	65,047	1,918,392
Intertek Group PLC	43,100	1,876,739
Prudential PLC	82,684	1,914,633
TOTAL UNITED KINGDOM		13,576,206
United States of America - 4.3%
A.O. Smith Corp.	39,500	2,107,325
Google, Inc. Class C (a)	3,250	1,817,010
International Flavors & Fragrances, Inc.	20,200	2,002,830
Kansas City Southern	16,020	1,967,096
Las Vegas Sands Corp.	33,900	2,110,614
MasterCard, Inc. Class A	25,200	2,110,500
PPG Industries, Inc.	10,900	2,220,221
Praxair, Inc.	13,100	1,650,469
Visa, Inc. Class A	8,900	2,148,727
W.R. Grace & Co. (a)	21,400	2,024,440
TOTAL UNITED STATES OF AMERICA		20,159,232
TOTAL COMMON STOCKS (Cost $380,302,536)		435,716,827
Nonconvertible Preferred Stocks - 5.4%

Brazil - 4.5%
Ambev SA sponsored ADR	838,480	5,601,046
Banco Bradesco SA (PN) sponsored ADR	432,300	6,475,854
Nonconvertible Preferred Stocks - continued
	Shares	Value
Brazil - continued
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	62,000	$ 2,591,600
Itau Unibanco Holding SA sponsored ADR	455,380	6,721,409
TOTAL BRAZIL		21,389,909
Colombia - 0.5%
Grupo Aval Acciones y Valores SA	3,213,624	2,178,861
Germany - 0.4%
Henkel AG & Co. KGaA	18,700	1,846,123
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $27,663,433)		25,414,893
Money Market Funds - 3.3%

Fidelity Cash Central Fund, 0.11% (b)	9,664,030	9,664,030
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	6,178,349	6,178,349
TOTAL MONEY MARKET FUNDS (Cost $15,842,379)		15,842,379
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $423,808,348)		476,974,099
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(4,818,377)
NET ASSETS - 100%		$ 472,155,722
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,082,216 or 0.4% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,725
Fidelity Securities Lending Cash Central Fund	60,169
Total	$ 64,894
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 88,530,930	$ 45,967,075	$ 42,563,855	$ -
Consumer Staples	36,829,068	25,771,841	11,057,227	-
Energy	8,755,812	8,755,812	-	-
Financials	110,536,197	61,842,567	48,693,630	-
Health Care	24,128,470	12,634,200	11,494,270	-
Industrials	62,990,876	41,782,472	21,208,404	-
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Information Technology	$ 91,221,010	$ 52,645,125	$ 38,575,885	$ -
Materials	23,028,600	13,853,646	9,174,954	-
Telecommunication Services	10,642,960	8,386,843	2,256,117	-
Utilities	4,467,797	-	4,467,797	-
Money Market Funds	15,842,379	15,842,379	-	-
Total Investments in Securities:	$ 476,974,099	$ 287,481,960	$ 189,492,139	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 84,213,412
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $6,007,153) - See accompanying schedule: Unaffiliated issuers (cost $407,965,969)	$ 461,131,720
Fidelity Central Funds (cost $15,842,379)	15,842,379
Total Investments (cost $423,808,348)		$ 476,974,099
Foreign currency held at value (cost $269)		269
Receivable for investments sold		3,743,122
Receivable for fund shares sold		343,036
Dividends receivable		608,964
Distributions receivable from Fidelity Central Funds		3,396
Prepaid expenses		1,137
Other receivables		27,328
Total assets		481,701,351

Liabilities
Payable for investments purchased	$ 1,618,764
Payable for fund shares redeemed	475,480
Accrued management fee	303,024
Distribution and service plan fees payable	108,098
Other affiliated payables	122,013
Other payables and accrued expenses	739,901
Collateral on securities loaned, at value	6,178,349
Total liabilities		9,545,629

Net Assets		$ 472,155,722
Net Assets consist of:
Paid in capital		$ 467,770,539
Undistributed net investment income		1,039,628
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(49,234,244)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		52,579,799
Net Assets		$ 472,155,722

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($141,600,522 ÷ 6,055,753 shares)	$ 23.38

Maximum offering price per share (100/94.25 of $23.38)	$ 24.81
Class T: Net Asset Value and redemption price per share ($54,340,913 ÷ 2,331,969 shares)	$ 23.30

Maximum offering price per share (100/96.50 of $23.30)	$ 24.15
Class B: Net Asset Value and offering price per share ($7,545,548 ÷ 331,613 shares)A	$ 22.75

Class C: Net Asset Value and offering price per share ($64,025,961 ÷ 2,820,184 shares)A	$ 22.70

Institutional Class: Net Asset Value, offering price and redemption price per share ($199,098,363 ÷ 8,471,387 shares)	$ 23.50

Class Z: Net Asset Value, offering price and redemption price per share ($5,544,415 ÷ 235,887 shares)	$ 23.50

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 8,409,738
Interest		6
Income from Fidelity Central Funds		64,894
Income before foreign taxes withheld		8,474,638
Less foreign taxes withheld		(755,643)
Total income		7,718,995

Expenses
Management fee	$ 3,460,066
Transfer agent fees	1,152,533
Distribution and service plan fees	1,315,927
Accounting and security lending fees	225,213
Custodian fees and expenses	327,370
Independent trustees' compensation	1,759
Registration fees	86,388
Audit	85,066
Legal	1,522
Miscellaneous	15,825
Total expenses		6,671,669
Net investment income (loss)		1,047,326
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $45,790)	3,803,938
Foreign currency transactions	(306,431)
Total net realized gain (loss)		3,497,507
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $351,602)	9,165,948
Assets and liabilities in foreign currencies	24,766
Total change in net unrealized appreciation (depreciation)		9,190,714
Net gain (loss)		12,688,221
Net increase (decrease) in net assets resulting from operations		$ 13,735,547

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,047,326	$ 1,405,290
Net realized gain (loss)	3,497,507	41,473,017
Change in net unrealized appreciation (depreciation)	9,190,714	2,826,987
Net increase (decrease) in net assets resulting from operations	13,735,547	45,705,294
Distributions to shareholders from net investment income	(1,113,231)	(3,939,467)
Distributions to shareholders from net realized gain	(185,956)	-
Total distributions	(1,299,187)	(3,939,467)
Share transactions - net increase (decrease)	32,907,367	(61,785,803)
Redemption fees	31,634	43,406
Total increase (decrease) in net assets	45,375,361	(19,976,570)

Net Assets
Beginning of period	426,780,361	446,756,931
End of period (including undistributed net investment income of $1,039,628 and undistributed net investment income of $1,116,713, respectively)	$ 472,155,722	$ 426,780,361

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 22.62	$ 20.51	$ 20.50	$ 23.71	$ 19.20
Income from Investment Operations
Net investment income (loss) C	.06	.08	.22	.21	.12
Net realized and unrealized gain (loss)	.76	2.23	(.06)	(3.19)	4.59
Total from investment operations	.82	2.31	.16	(2.98)	4.71
Distributions from net investment income	(.05)	(.20)	(.15)	(.11)	(.07)
Distributions from net realized gain	(.01)	-	-	(.13)	(.13)
Total distributions	(.06)	(.20)	(.15)	(.24)	(.20)
Redemption fees added to paid in capital C	- G	- G	- G	.01	- G
Net asset value, end of period	$ 23.38	$ 22.62	$ 20.51	$ 20.50	$ 23.71
Total ReturnA, B	3.65%	11.34%	.80%	(12.69)%	24.69%
Ratios to Average Net Assets D, F
Expenses before reductions	1.52%	1.56%	1.54%	1.54%	1.56%
Expenses net of fee waivers, if any	1.52%	1.55%	1.54%	1.54%	1.56%
Expenses net of all reductions	1.52%	1.50%	1.48%	1.47%	1.50%
Net investment income (loss)	.26%	.38%	1.07%	.92%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 141,601	$ 146,378	$ 160,464	$ 202,477	$ 286,970
Portfolio turnover rateE	97%	121%	177%	122%	86%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 22.55	$ 20.44	$ 20.43	$ 23.61	$ 19.14
Income from Investment Operations
Net investment income (loss) C	-	.03	.16	.15	.07
Net realized and unrealized gain (loss)	.76	2.22	(.06)	(3.18)	4.57
Total from investment operations	.76	2.25	.10	(3.03)	4.64
Distributions from net investment income	- G	(.14)	(.09)	(.04)	(.04)
Distributions from net realized gain	(.01)	-	-	(.13)	(.13)
Total distributions	(.01)	(.14)	(.09)	(.16) H	(.17)
Redemption fees added to paid in capital C	- G	- G	- G	.01	- G
Net asset value, end of period	$ 23.30	$ 22.55	$ 20.44	$ 20.43	$ 23.61
Total ReturnA, B	3.39%	11.06%	.49%	(12.89)%	24.38%
Ratios to Average Net Assets D, F
Expenses before reductions	1.78%	1.81%	1.80%	1.79%	1.81%
Expenses net of fee waivers, if any	1.78%	1.81%	1.80%	1.79%	1.81%
Expenses net of all reductions	1.78%	1.76%	1.73%	1.73%	1.76%
Net investment income (loss)	-% I	.13%	.81%	.66%	.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 54,341	$ 55,797	$ 58,919	$ 73,146	$ 104,417
Portfolio turnover rateE	97%	121%	177%	122%	86%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.16 per share is comprised of distributions from net investment income of $.037 and distributions from net realized gain of $.125 per share.

I Amount represents less than .01%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 22.11	$ 20.03	$ 20.03	$ 23.14	$ 18.80
Income from Investment Operations
Net investment income (loss) C	(.11)	(.08)	.06	.04	(.03)
Net realized and unrealized gain (loss)	.75	2.18	(.06)	(3.13)	4.49
Total from investment operations	.64	2.10	-	(3.09)	4.46
Distributions from net investment income	-	(.02)	-	(.01)	-
Distributions from net realized gain	-	-	-	(.03)	(.12)
Total distributions	-	(.02)	-	(.03) H	(.12)
Redemption fees added to paid in capital C	- G	- G	- G	.01	- G
Net asset value, end of period	$ 22.75	$ 22.11	$ 20.03	$ 20.03	$ 23.14
Total ReturnA, B	2.89%	10.50%	-%	(13.33)%	23.77%
Ratios to Average Net Assets D, F
Expenses before reductions	2.28%	2.31%	2.29%	2.29%	2.32%
Expenses net of fee waivers, if any	2.28%	2.31%	2.29%	2.29%	2.32%
Expenses net of all reductions	2.28%	2.26%	2.23%	2.22%	2.26%
Net investment income (loss)	(.49)%	(.37)%	.32%	.16%	(.17)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,546	$ 11,391	$ 15,994	$ 21,304	$ 31,159
Portfolio turnover rateE	97%	121%	177%	122%	86%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.03 per share is comprised of distributions from net investment income of $.005 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 22.06	$ 20.00	$ 20.00	$ 23.13	$ 18.80
Income from Investment Operations
Net investment income (loss) C	(.11)	(.08)	.06	.04	(.03)
Net realized and unrealized gain (loss)	.75	2.18	(.06)	(3.12)	4.49
Total from investment operations	.64	2.10	-	(3.08)	4.46
Distributions from net investment income	-	(.04)	-	(.01)	-
Distributions from net realized gain	-	-	-	(.05)	(.13)
Total distributions	-	(.04)	-	(.06)	(.13)
Redemption fees added to paid in capital C	- G	- G	- G	.01	- G
Net asset value, end of period	$ 22.70	$ 22.06	$ 20.00	$ 20.00	$ 23.13
Total ReturnA, B	2.90%	10.49%	-%	(13.33)%	23.80%
Ratios to Average Net Assets D, F
Expenses before reductions	2.27%	2.31%	2.29%	2.28%	2.30%
Expenses net of fee waivers, if any	2.27%	2.30%	2.29%	2.28%	2.30%
Expenses net of all reductions	2.27%	2.25%	2.23%	2.22%	2.24%
Net investment income (loss)	(.49)%	(.37)%	.32%	.17%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 64,026	$ 62,532	$ 65,598	$ 80,855	$ 106,711
Portfolio turnover rateE	97%	121%	177%	122%	86%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 22.73	$ 20.61	$ 20.63	$ 23.87	$ 19.29
Income from Investment Operations
Net investment income (loss) B	.14	.15	.28	.29	.20
Net realized and unrealized gain (loss)	.76	2.25	(.06)	(3.21)	4.62
Total from investment operations	.90	2.40	.22	(2.92)	4.82
Distributions from net investment income	(.12)	(.28)	(.24)	(.20)	(.11)
Distributions from net realized gain	(.01)	-	-	(.13)	(.13)
Total distributions	(.13)	(.28)	(.24)	(.33)	(.24)
Redemption fees added to paid in capital B	- F	- F	- F	.01	- F
Net asset value, end of period	$ 23.50	$ 22.73	$ 20.61	$ 20.63	$ 23.87
Total ReturnA	4.00%	11.73%	1.08%	(12.41)%	25.15%
Ratios to Average Net Assets C, E
Expenses before reductions	1.18%	1.23%	1.22%	1.21%	1.22%
Expenses net of fee waivers, if any	1.18%	1.22%	1.22%	1.21%	1.22%
Expenses net of all reductions	1.18%	1.18%	1.16%	1.14%	1.17%
Net investment income (loss)	.60%	.71%	1.39%	1.25%	.93%
Supplemental Data
Net assets, end of period (000 omitted)	$ 199,098	$ 150,576	$ 145,782	$ 138,312	$ 184,789
Portfolio turnover rateD	97%	121%	177%	122%	86%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Years ended October 31,	2014	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 22.73	$ 21.33
Income from Investment Operations
Net investment income (loss) D	.18	.03
Net realized and unrealized gain (loss)	.76	1.37
Total from investment operations	.94	1.40
Distributions from net investment income	(.16)	-
Distributions from net realized gain	(.01)	-
Total distributions	(.17)	-
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 23.50	$ 22.73
Total ReturnB, C	4.19%	6.56%
Ratios to Average Net Assets E, H
Expenses before reductions	1.02%	1.05%A
Expenses net of fee waivers, if any	1.02%	1.05%A
Expenses net of all reductions	1.02%	1.00%A
Net investment income (loss)	.77%	.62%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,544	$ 107
Portfolio turnover rateF	97%	121%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Advisor Emerging Markets Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Institutional Class and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR)Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 66,685,836
Gross unrealized depreciation	(15,307,195)
Net unrealized appreciation (depreciation) on securities	$ 51,378,641

Tax Cost	$ 425,595,458

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,512,034
Capital loss carryforward	$ (47,911,843)
Net unrealized appreciation (depreciation) on securities and other investments	$ 51,375,725

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	(47,911,843)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2014
Ordinary Income	$ 1,299,187	$ 3,939,467

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $437,142,621 and $415,557,893, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .80% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares,

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

except for the and Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 350,341	$ 5,200
Class T	.25%	.25%	265,578	626
Class B	.75%	.25%	92,016	69,179
Class C	.75%	.25%	607,992	61,955
			$ 1,315,927	$ 136,960

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 64,103
Class T	10,819
Class B*	9,745
Class C*	5,005
$ 89,672

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 425,849.30
Class T	164,544.31
Class B	27,883.30
Class C	184,802.30
Institutional Class	348,372.21
Class Z	1,083.05
	$ 1,152,533

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,690 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $690 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $60,169. During the period, there were no securities loaned to FCM.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 314,541	$ 1,535,570
Class T	2,453	390,398
Class B	-	16,014
Class C	-	114,064
Institutional Class	791,098	1,883,421
Class Z	5,139	-
Total	$ 1,113,231	$ 3,939,467
From net realized gain
Class A	$ 77,030	$ -
Class T	29,431	-
Institutional Class	79,110	-
Class Z	385	-
Total	$ 185,956	$ -

Annual Report

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2014	2013A	2014	2013A
Class A
Shares sold	1,306,708	1,531,175	$ 29,667,252	$ 33,017,349
Reinvestment of distributions	16,164	66,573	356,894	1,392,653
Shares redeemed	(1,739,459)	(2,949,139)	(38,968,004)	(63,054,707)
Net increase (decrease)	(416,587)	(1,351,391)	$ (8,943,858)	$ (28,644,705)
Class T
Shares sold	414,394	561,309	$ 9,392,831	$ 12,048,127
Reinvestment of distributions	1,397	17,796	30,813	372,006
Shares redeemed	(558,505)	(986,849)	(12,438,338)	(20,912,996)
Net increase (decrease)	(142,714)	(407,744)	$ (3,014,694)	$ (8,492,863)
Class B
Shares sold	16,905	34,695	$ 374,479	$ 732,488
Reinvestment of distributions	-	627	-	12,965
Shares redeemed	(200,427)	(318,597)	(4,400,967)	(6,698,614)
Net increase (decrease)	(183,522)	(283,275)	$ (4,026,488)	$ (5,953,161)
Class C
Shares sold	651,900	507,210	$ 14,559,904	$ 10,683,514
Reinvestment of distributions	-	4,797	-	98,768
Shares redeemed	(666,053)	(957,148)	(14,339,508)	(19,925,235)
Net increase (decrease)	(14,153)	(445,141)	$ 220,396	$ (9,142,953)
Institutional Class
Shares sold	2,772,401	1,298,034	$ 64,467,777	$ 27,937,972
Reinvestment of distributions	36,756	84,781	813,035	1,776,730
Shares redeemed	(963,648)	(1,828,795)	(22,091,792)	(39,366,823)
Net increase (decrease)	1,845,509	(445,980)	$ 43,189,020	$ (9,652,121)
Class Z
Shares sold	251,250	4,688	$ 5,945,448	$ 100,000
Reinvestment of distributions	250	-	5,524	-
Shares redeemed	(20,301)	-	(467,981)	-
Net increase (decrease)	231,199	4,688	$ 5,482,991	$ 100,000

A Share transactions for Class Z are for the period August 31, 2013 (commencement of sale of shares) to October 31, 2013.

Annual Report

Notes to Financial Statements - continued

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Emerging Markets Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Emerging Markets Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Markets Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Emerging Markets Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/08/14	12/05/14	$ 0.019	$ 0.033
Class T	12/08/14	12/05/14	0.0000	0.0000
Class B	12/08/14	12/05/14	0.0000	0.0000
Class C	12/08/14	12/05/14	0.0000	0.0000

Class A and Class T designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Class A and Class T designates 19% and 35%, respectively, of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/09/2013	$ 0.1023	$ 0.0413
Class T	12/09/2013	$ 0.0543	$ 0.0413
Class B	12/09/2013	0.0000	0.0000
Class C	12/09/2013	0.0000	0.0000

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in October 2012.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Emerging Markets Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Emerging Markets Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and Class Z ranked below its competitive median for 2013 and the total expense ratio of Class T ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

FIL Investment Advisors

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)

FAEM-UANN-1214
1.809005.110

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Emerging Markets

Fund - Institutional Class

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Institutional Class	4.00%	5.19%	10.29%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Markets Fund - Institutional Class on October 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Sammy Simnegar, Portfolio Manager of Fidelity Advisor® Emerging Markets Fund: For the year, the fund's Institutional Class shares returned 4.00%, topping the 0.98% gain of the MSCI Emerging Markets Index. Versus the index, the fund's performance was lifted by its positioning in India, which accounted for eight of the fund's 20 largest relative contributors. A non-index position in Axis Bank was the fund's best relative contributor from India and fifth-largest overall. The top relative contributor was Bitauto Holdings, a Chinese automotive website and also a non-index name. Performance was further lifted by not owning several weak-performing index stocks in the energy and materials sectors, including those of two Brazil-based companies - energy producer Petroleo Brasileiro, better known as Petrobras, and industrial metals miner Vale - as well as Russian gas distributor Gazprom. Conversely, Banco Bradesco, a Brazil-based bank, was the fund's largest relative detractor. This stock performed poorly early in 2014, and I sold it - prematurely, as it turned out. Not owning two strong-performing index stocks, China Mobile and Hon Hai Precision Industry, a Taiwan-based manufacturer of electronic products, also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.50%
Actual		$ 1,000.00	$ 1,051.70	$ 7.76
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63
Class T	1.76%
Actual		$ 1,000.00	$ 1,050.00	$ 9.09
HypotheticalA		$ 1,000.00	$ 1,016.33	$ 8.94
Class B	2.24%
Actual		$ 1,000.00	$ 1,047.40	$ 11.56
HypotheticalA		$ 1,000.00	$ 1,013.91	$ 11.37
Class C	2.25%
Actual		$ 1,000.00	$ 1,047.50	$ 11.61
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42
Institutional Class	1.16%
Actual		$ 1,000.00	$ 1,053.30	$ 6.00
HypotheticalA		$ 1,000.00	$ 1,019.36	$ 5.90
Class Z	.99%
Actual		$ 1,000.00	$ 1,054.30	$ 5.13
HypotheticalA		$ 1,000.00	$ 1,020.21	$ 5.04

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	4.0	4.7
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	3.1	3.0
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	2.4	2.1
Naspers Ltd. Class N (South Africa, Media)	1.7	1.5
Itau Unibanco Holding SA sponsored ADR (Brazil, Banks)	1.4	1.5
	12.6
Top Five Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.5	20.9
Information Technology	19.2	18.2
Consumer Discretionary	18.8	21.2
Industrials	13.4	15.0
Consumer Staples	7.8	10.3
Top Five Countries as of October 31, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
India	12.0	10.0
Brazil	11.2	9.5
South Africa	9.0	7.6
Cayman Islands	6.4	8.7
Indonesia	6.3	5.9
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2014	As of April 30, 2014
Stocks 97.7%	Stocks 99.5%
Short-Term Investments and Net Other Assets (Liabilities) 2.3%	Short-Term Investments and Net Other Assets (Liabilities) 0.5%

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 92.3%
	Shares	Value
Australia - 1.2%
Carsales.com Ltd. (d)	222,870	$ 2,103,084
SEEK Ltd.	129,202	1,896,025
Sydney Airport unit	480,461	1,867,905
TOTAL AUSTRALIA		5,867,014
Bailiwick of Jersey - 0.4%
WPP PLC	84,800	1,656,369
Bermuda - 2.2%
Brilliance China Automotive Holdings Ltd.	1,352,000	2,337,967
China Gas Holdings Ltd.	1,335,000	2,386,820
China Resources Gas Group Ltd.	728,000	2,080,977
Credicorp Ltd. (United States)	22,214	3,576,454
TOTAL BERMUDA		10,382,218
Brazil - 6.7%
BB Seguridade Participacoes SA	245,700	3,278,115
CCR SA	417,300	3,107,141
Cetip SA - Mercados Organizado	151,600	1,921,078
Cielo SA	230,560	3,786,063
Estacio Participacoes SA	258,400	2,992,889
Iguatemi Empresa de Shopping Centers SA	175,500	1,777,735
Kroton Educacional SA	502,600	3,582,032
Linx SA	72,000	1,495,847
Qualicorp SA (a)	232,900	2,368,570
Smiles SA	112,900	1,950,087
Ultrapar Participacoes SA	140,300	3,060,339
Weg SA	202,415	2,387,744
TOTAL BRAZIL		31,707,640
British Virgin Islands - 0.4%
Mail.Ru Group Ltd. GDR (a)(e)	85,900	2,082,216
Cayman Islands - 6.4%
51job, Inc. sponsored ADR (a)(d)	7,049	216,404
Alibaba Group Holding Ltd. sponsored ADR	30,100	2,967,860
Autohome, Inc. ADR Class A	34,100	1,803,549
Baidu.com, Inc. sponsored ADR (a)	12,313	2,939,975
Bitauto Holdings Ltd. ADR (a)	22,855	1,913,421
Haitian International Holdings Ltd.	893,000	1,915,555
Melco Crown Entertainment Ltd. sponsored ADR	86,200	2,339,468
Sands China Ltd.	421,400	2,628,319
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
SouFun Holdings Ltd. ADR (d)	211,800	$ 2,065,050
Tencent Holdings Ltd.	714,800	11,488,461
TOTAL CAYMAN ISLANDS		30,278,062
China - 1.2%
China Pacific Insurance Group Co. Ltd. (H Shares)	877,400	3,283,371
PICC Property & Casualty Co. Ltd. (H Shares)	1,392,500	2,554,455
TOTAL CHINA		5,837,826
Colombia - 0.5%
Grupo de Inversiones Suramerica SA	123,456	2,566,925
Denmark - 0.4%
Novo Nordisk A/S Series B sponsored ADR	42,501	1,920,195
Egypt - 0.5%
Commercial International Bank SAE sponsored GDR	358,300	2,436,440
Finland - 0.4%
Kone Oyj (B Shares) (d)	46,500	1,998,712
France - 2.8%
Bureau Veritas SA	79,700	1,970,555
Ingenico SA	18,451	1,837,495
LVMH Moet Hennessy - Louis Vuitton SA	13,522	2,293,519
Pernod Ricard SA	14,700	1,673,207
Publicis Groupe SA (a)	27,500	1,904,694
Safran SA	28,900	1,828,910
Zodiac Aerospace	60,100	1,832,774
TOTAL FRANCE		13,341,154
Greece - 1.0%
Folli Follie SA	72,500	2,371,273
Greek Organization of Football Prognostics SA	182,500	2,211,528
TOTAL GREECE		4,582,801
Hong Kong - 1.0%
AIA Group Ltd.	367,800	2,052,480
Galaxy Entertainment Group Ltd.	377,000	2,577,888
TOTAL HONG KONG		4,630,368
India - 12.0%
Apollo Hospitals Enterprise Ltd. (a)	95,367	1,730,678
Asian Paints India Ltd.	187,223	2,000,226
Axis Bank Ltd. (a)	318,541	2,347,721
Exide Industries Ltd.	656,457	1,683,042
Common Stocks - continued
	Shares	Value
India - continued
Grasim Industries Ltd.	31,862	$ 1,911,983
Havells India Ltd.	464,910	2,162,206
HCL Technologies Ltd.	103,727	2,720,363
HDFC Bank Ltd.	199,223	3,230,472
Housing Development Finance Corp. Ltd.	286,978	5,168,255
ICICI Bank Ltd. (a)	104,204	2,767,346
ITC Ltd. (a)	649,502	3,755,361
Larsen & Toubro Ltd. (a)	131,867	3,553,714
LIC Housing Finance Ltd.	356,022	2,096,521
Lupin Ltd.	97,479	2,256,969
Mahindra & Mahindra Ltd. (a)	124,483	2,646,732
Motherson Sumi Systems Ltd.	245,550	1,681,244
Sun Pharmaceutical Industries Ltd.	241,337	3,321,241
Sun TV Ltd.	406,377	2,161,232
Tata Consultancy Services Ltd.	101,831	4,332,656
Tata Motors Ltd. (a)	338,789	2,959,874
Titan Co. Ltd. (a)	362,283	2,379,826
TOTAL INDIA		56,867,662
Indonesia - 6.3%
PT ACE Hardware Indonesia Tbk	27,477,500	1,844,228
PT Astra International Tbk	6,331,700	3,550,256
PT Bank Central Asia Tbk	3,853,700	4,160,227
PT Bank Rakyat Indonesia Tbk	3,931,900	3,603,178
PT Global Mediacom Tbk	16,706,500	2,711,474
PT Indocement Tunggal Prakarsa Tbk	1,295,600	2,567,860
PT Jasa Marga Tbk	4,237,000	2,227,625
PT Media Nusantara Citra Tbk	8,899,500	2,063,171
PT Semen Gresik (Persero) Tbk	2,051,600	2,694,885
PT Surya Citra Media Tbk	6,616,200	1,852,002
PT Tower Bersama Infrastructure Tbk	3,062,900	2,256,117
TOTAL INDONESIA		29,531,023
Kenya - 1.2%
East African Breweries Ltd.	590,262	1,880,656
Kenya Commercial Bank Ltd.	2,996,500	1,842,454
Safaricom Ltd.	15,087,300	2,057,742
TOTAL KENYA		5,780,852
Korea (South) - 5.9%
Coway Co. Ltd.	31,572	2,397,773
KEPCO Plant Service & Engineering Co. Ltd.	24,103	1,967,372
Common Stocks - continued
	Shares	Value
Korea (South) - continued
NAVER Corp.	6,755	$ 4,740,373
Samsung Electronics Co. Ltd.	16,003	18,528,384
TOTAL KOREA (SOUTH)		27,633,902
Luxembourg - 0.3%
Samsonite International SA	487,200	1,618,832
Malaysia - 1.5%
Astro Malaysia Holdings Bhd	2,061,800	2,068,491
Public Bank Bhd	572,100	3,224,097
Tune Insurance Holdings Bhd	2,572,100	1,696,878
TOTAL MALAYSIA		6,989,466
Malta - 0.5%
Brait SA	314,452	2,362,862
Mexico - 6.0%
Banregio Grupo Financiero S.A.B. de CV	351,266	2,031,493
Fomento Economico Mexicano S.A.B. de CV unit	412,600	3,968,436
Grupo Aeroportuario del Pacifico SA de CV Series B	322,721	2,195,689
Grupo Aeroportuario del Sureste SA de CV Series B	196,200	2,622,848
Grupo Aeroportuario Norte S.A.B. de CV	403,100	2,008,278
Grupo Financiero Banorte S.A.B. de CV Series O	635,800	4,078,846
Grupo Mexico SA de CV Series B	359,900	1,236,615
Grupo Televisa SA de CV	605,900	4,378,813
Megacable Holdings S.A.B. de CV unit	433,184	1,984,452
Promotora y Operadora de Infraestructura S.A.B. de CV (a)	169,500	2,153,262
Qualitas Controladora S.A.B. de CV	595,600	1,540,499
TOTAL MEXICO		28,199,231
Nigeria - 1.2%
Dangote Cement PLC	1,596,095	2,071,599
Guaranty Trust Bank PLC GDR (Reg. S)	234,654	1,806,836
Nigerian Breweries PLC	1,712,655	1,674,918
TOTAL NIGERIA		5,553,353
Philippines - 2.9%
Alliance Global Group, Inc.	4,420,600	2,486,409
GT Capital Holdings, Inc.	102,075	2,293,568
Metropolitan Bank & Trust Co.	978,753	1,795,844
Robinsons Retail Holdings, Inc.	1,244,990	1,771,838
SM Investments Corp.	140,386	2,446,316
SM Prime Holdings, Inc.	7,009,000	2,724,589
TOTAL PHILIPPINES		13,518,564
Common Stocks - continued
	Shares	Value
Russia - 1.6%
Magnit OJSC GDR (Reg. S)	62,466	$ 4,185,222
NOVATEK OAO GDR (Reg. S)	29,786	3,199,016
TOTAL RUSSIA		7,384,238
South Africa - 9.0%
Alexander Forbes Group Holding (a)	2,350,892	1,833,013
Aspen Pharmacare Holdings Ltd.	112,493	4,012,715
Bidvest Group Ltd.	123,815	3,405,495
Coronation Fund Managers Ltd.	215,500	1,865,885
FirstRand Ltd.	792,700	3,392,229
Life Healthcare Group Holdings Ltd.	567,893	2,147,024
Mr Price Group Ltd.	134,900	2,790,402
MTN Group Ltd.	286,100	6,329,101
Nampak Ltd.	649,343	2,647,472
Naspers Ltd. Class N	63,200	7,865,169
Remgro Ltd.	128,900	2,956,470
Sanlam Ltd.	477,600	3,015,920
TOTAL SOUTH AFRICA		42,260,895
Spain - 0.5%
Amadeus IT Holding SA Class A	65,600	2,408,655
Sweden - 0.3%
Atlas Copco AB (A Shares)	54,300	1,567,050
Switzerland - 1.3%
Compagnie Financiere Richemont SA Series A	27,200	2,288,458
Nestle SA	25,522	1,871,634
SGS SA (Reg.)	900	1,975,576
TOTAL SWITZERLAND		6,135,668
Taiwan - 4.7%
Delta Electronics, Inc.	586,000	3,510,048
Giant Manufacturing Co. Ltd.	250,000	2,021,088
Merida Industry Co. Ltd.	307,650	2,121,820
Taiwan Semiconductor Manufacturing Co. Ltd.	3,332,000	14,421,273
TOTAL TAIWAN		22,074,229
Thailand - 2.2%
Airports of Thailand PCL (For. Reg.)	357,100	2,652,649
Bangkok Dusit Medical Services PCL (For. Reg.)	3,688,200	2,093,773
Bumrungrad Hospital PCL (For. Reg.)	512,300	2,091,609
Kasikornbank PCL (For. Reg.)	521,900	3,779,995
TOTAL THAILAND		10,618,026
Common Stocks - continued
	Shares	Value
Turkey - 1.7%
Coca-Cola Icecek Sanayi A/S	103,050	$ 2,350,633
TAV Havalimanlari Holding A/S	315,000	2,643,129
Tofas Turk Otomobil Fabrikasi A/S	53,264	334,300
Tupras Turkiye Petrol Rafinelleri A/S	115,000	2,496,457
TOTAL TURKEY		7,824,519
United Arab Emirates - 0.9%
DP World Ltd.	101,794	1,950,373
First Gulf Bank PJSC	488,529	2,414,049
TOTAL UNITED ARAB EMIRATES		4,364,422
United Kingdom - 2.9%
Al Noor Hospitals Group PLC	134,084	2,185,696
Bank of Georgia Holdings PLC	43,200	1,769,140
British American Tobacco PLC (United Kingdom)	30,700	1,740,002
Burberry Group PLC	88,668	2,171,604
Diageo PLC	65,047	1,918,392
Intertek Group PLC	43,100	1,876,739
Prudential PLC	82,684	1,914,633
TOTAL UNITED KINGDOM		13,576,206
United States of America - 4.3%
A.O. Smith Corp.	39,500	2,107,325
Google, Inc. Class C (a)	3,250	1,817,010
International Flavors & Fragrances, Inc.	20,200	2,002,830
Kansas City Southern	16,020	1,967,096
Las Vegas Sands Corp.	33,900	2,110,614
MasterCard, Inc. Class A	25,200	2,110,500
PPG Industries, Inc.	10,900	2,220,221
Praxair, Inc.	13,100	1,650,469
Visa, Inc. Class A	8,900	2,148,727
W.R. Grace & Co. (a)	21,400	2,024,440
TOTAL UNITED STATES OF AMERICA		20,159,232
TOTAL COMMON STOCKS (Cost $380,302,536)		435,716,827
Nonconvertible Preferred Stocks - 5.4%

Brazil - 4.5%
Ambev SA sponsored ADR	838,480	5,601,046
Banco Bradesco SA (PN) sponsored ADR	432,300	6,475,854
Nonconvertible Preferred Stocks - continued
	Shares	Value
Brazil - continued
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	62,000	$ 2,591,600
Itau Unibanco Holding SA sponsored ADR	455,380	6,721,409
TOTAL BRAZIL		21,389,909
Colombia - 0.5%
Grupo Aval Acciones y Valores SA	3,213,624	2,178,861
Germany - 0.4%
Henkel AG & Co. KGaA	18,700	1,846,123
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $27,663,433)		25,414,893
Money Market Funds - 3.3%

Fidelity Cash Central Fund, 0.11% (b)	9,664,030	9,664,030
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	6,178,349	6,178,349
TOTAL MONEY MARKET FUNDS (Cost $15,842,379)		15,842,379
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $423,808,348)		476,974,099
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(4,818,377)
NET ASSETS - 100%		$ 472,155,722
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,082,216 or 0.4% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,725
Fidelity Securities Lending Cash Central Fund	60,169
Total	$ 64,894
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 88,530,930	$ 45,967,075	$ 42,563,855	$ -
Consumer Staples	36,829,068	25,771,841	11,057,227	-
Energy	8,755,812	8,755,812	-	-
Financials	110,536,197	61,842,567	48,693,630	-
Health Care	24,128,470	12,634,200	11,494,270	-
Industrials	62,990,876	41,782,472	21,208,404	-
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Information Technology	$ 91,221,010	$ 52,645,125	$ 38,575,885	$ -
Materials	23,028,600	13,853,646	9,174,954	-
Telecommunication Services	10,642,960	8,386,843	2,256,117	-
Utilities	4,467,797	-	4,467,797	-
Money Market Funds	15,842,379	15,842,379	-	-
Total Investments in Securities:	$ 476,974,099	$ 287,481,960	$ 189,492,139	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 84,213,412
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $6,007,153) - See accompanying schedule: Unaffiliated issuers (cost $407,965,969)	$ 461,131,720
Fidelity Central Funds (cost $15,842,379)	15,842,379
Total Investments (cost $423,808,348)		$ 476,974,099
Foreign currency held at value (cost $269)		269
Receivable for investments sold		3,743,122
Receivable for fund shares sold		343,036
Dividends receivable		608,964
Distributions receivable from Fidelity Central Funds		3,396
Prepaid expenses		1,137
Other receivables		27,328
Total assets		481,701,351

Liabilities
Payable for investments purchased	$ 1,618,764
Payable for fund shares redeemed	475,480
Accrued management fee	303,024
Distribution and service plan fees payable	108,098
Other affiliated payables	122,013
Other payables and accrued expenses	739,901
Collateral on securities loaned, at value	6,178,349
Total liabilities		9,545,629

Net Assets		$ 472,155,722
Net Assets consist of:
Paid in capital		$ 467,770,539
Undistributed net investment income		1,039,628
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(49,234,244)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		52,579,799
Net Assets		$ 472,155,722

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($141,600,522 ÷ 6,055,753 shares)	$ 23.38

Maximum offering price per share (100/94.25 of $23.38)	$ 24.81
Class T: Net Asset Value and redemption price per share ($54,340,913 ÷ 2,331,969 shares)	$ 23.30

Maximum offering price per share (100/96.50 of $23.30)	$ 24.15
Class B: Net Asset Value and offering price per share ($7,545,548 ÷ 331,613 shares)A	$ 22.75

Class C: Net Asset Value and offering price per share ($64,025,961 ÷ 2,820,184 shares)A	$ 22.70

Institutional Class: Net Asset Value, offering price and redemption price per share ($199,098,363 ÷ 8,471,387 shares)	$ 23.50

Class Z: Net Asset Value, offering price and redemption price per share ($5,544,415 ÷ 235,887 shares)	$ 23.50

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 8,409,738
Interest		6
Income from Fidelity Central Funds		64,894
Income before foreign taxes withheld		8,474,638
Less foreign taxes withheld		(755,643)
Total income		7,718,995

Expenses
Management fee	$ 3,460,066
Transfer agent fees	1,152,533
Distribution and service plan fees	1,315,927
Accounting and security lending fees	225,213
Custodian fees and expenses	327,370
Independent trustees' compensation	1,759
Registration fees	86,388
Audit	85,066
Legal	1,522
Miscellaneous	15,825
Total expenses		6,671,669
Net investment income (loss)		1,047,326
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $45,790)	3,803,938
Foreign currency transactions	(306,431)
Total net realized gain (loss)		3,497,507
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $351,602)	9,165,948
Assets and liabilities in foreign currencies	24,766
Total change in net unrealized appreciation (depreciation)		9,190,714
Net gain (loss)		12,688,221
Net increase (decrease) in net assets resulting from operations		$ 13,735,547

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,047,326	$ 1,405,290
Net realized gain (loss)	3,497,507	41,473,017
Change in net unrealized appreciation (depreciation)	9,190,714	2,826,987
Net increase (decrease) in net assets resulting from operations	13,735,547	45,705,294
Distributions to shareholders from net investment income	(1,113,231)	(3,939,467)
Distributions to shareholders from net realized gain	(185,956)	-
Total distributions	(1,299,187)	(3,939,467)
Share transactions - net increase (decrease)	32,907,367	(61,785,803)
Redemption fees	31,634	43,406
Total increase (decrease) in net assets	45,375,361	(19,976,570)

Net Assets
Beginning of period	426,780,361	446,756,931
End of period (including undistributed net investment income of $1,039,628 and undistributed net investment income of $1,116,713, respectively)	$ 472,155,722	$ 426,780,361

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 22.62	$ 20.51	$ 20.50	$ 23.71	$ 19.20
Income from Investment Operations
Net investment income (loss) C	.06	.08	.22	.21	.12
Net realized and unrealized gain (loss)	.76	2.23	(.06)	(3.19)	4.59
Total from investment operations	.82	2.31	.16	(2.98)	4.71
Distributions from net investment income	(.05)	(.20)	(.15)	(.11)	(.07)
Distributions from net realized gain	(.01)	-	-	(.13)	(.13)
Total distributions	(.06)	(.20)	(.15)	(.24)	(.20)
Redemption fees added to paid in capital C	- G	- G	- G	.01	- G
Net asset value, end of period	$ 23.38	$ 22.62	$ 20.51	$ 20.50	$ 23.71
Total ReturnA, B	3.65%	11.34%	.80%	(12.69)%	24.69%
Ratios to Average Net Assets D, F
Expenses before reductions	1.52%	1.56%	1.54%	1.54%	1.56%
Expenses net of fee waivers, if any	1.52%	1.55%	1.54%	1.54%	1.56%
Expenses net of all reductions	1.52%	1.50%	1.48%	1.47%	1.50%
Net investment income (loss)	.26%	.38%	1.07%	.92%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 141,601	$ 146,378	$ 160,464	$ 202,477	$ 286,970
Portfolio turnover rateE	97%	121%	177%	122%	86%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 22.55	$ 20.44	$ 20.43	$ 23.61	$ 19.14
Income from Investment Operations
Net investment income (loss) C	-	.03	.16	.15	.07
Net realized and unrealized gain (loss)	.76	2.22	(.06)	(3.18)	4.57
Total from investment operations	.76	2.25	.10	(3.03)	4.64
Distributions from net investment income	- G	(.14)	(.09)	(.04)	(.04)
Distributions from net realized gain	(.01)	-	-	(.13)	(.13)
Total distributions	(.01)	(.14)	(.09)	(.16) H	(.17)
Redemption fees added to paid in capital C	- G	- G	- G	.01	- G
Net asset value, end of period	$ 23.30	$ 22.55	$ 20.44	$ 20.43	$ 23.61
Total ReturnA, B	3.39%	11.06%	.49%	(12.89)%	24.38%
Ratios to Average Net Assets D, F
Expenses before reductions	1.78%	1.81%	1.80%	1.79%	1.81%
Expenses net of fee waivers, if any	1.78%	1.81%	1.80%	1.79%	1.81%
Expenses net of all reductions	1.78%	1.76%	1.73%	1.73%	1.76%
Net investment income (loss)	-% I	.13%	.81%	.66%	.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 54,341	$ 55,797	$ 58,919	$ 73,146	$ 104,417
Portfolio turnover rateE	97%	121%	177%	122%	86%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.16 per share is comprised of distributions from net investment income of $.037 and distributions from net realized gain of $.125 per share.

I Amount represents less than .01%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 22.11	$ 20.03	$ 20.03	$ 23.14	$ 18.80
Income from Investment Operations
Net investment income (loss) C	(.11)	(.08)	.06	.04	(.03)
Net realized and unrealized gain (loss)	.75	2.18	(.06)	(3.13)	4.49
Total from investment operations	.64	2.10	-	(3.09)	4.46
Distributions from net investment income	-	(.02)	-	(.01)	-
Distributions from net realized gain	-	-	-	(.03)	(.12)
Total distributions	-	(.02)	-	(.03) H	(.12)
Redemption fees added to paid in capital C	- G	- G	- G	.01	- G
Net asset value, end of period	$ 22.75	$ 22.11	$ 20.03	$ 20.03	$ 23.14
Total ReturnA, B	2.89%	10.50%	-%	(13.33)%	23.77%
Ratios to Average Net Assets D, F
Expenses before reductions	2.28%	2.31%	2.29%	2.29%	2.32%
Expenses net of fee waivers, if any	2.28%	2.31%	2.29%	2.29%	2.32%
Expenses net of all reductions	2.28%	2.26%	2.23%	2.22%	2.26%
Net investment income (loss)	(.49)%	(.37)%	.32%	.16%	(.17)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,546	$ 11,391	$ 15,994	$ 21,304	$ 31,159
Portfolio turnover rateE	97%	121%	177%	122%	86%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.03 per share is comprised of distributions from net investment income of $.005 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 22.06	$ 20.00	$ 20.00	$ 23.13	$ 18.80
Income from Investment Operations
Net investment income (loss) C	(.11)	(.08)	.06	.04	(.03)
Net realized and unrealized gain (loss)	.75	2.18	(.06)	(3.12)	4.49
Total from investment operations	.64	2.10	-	(3.08)	4.46
Distributions from net investment income	-	(.04)	-	(.01)	-
Distributions from net realized gain	-	-	-	(.05)	(.13)
Total distributions	-	(.04)	-	(.06)	(.13)
Redemption fees added to paid in capital C	- G	- G	- G	.01	- G
Net asset value, end of period	$ 22.70	$ 22.06	$ 20.00	$ 20.00	$ 23.13
Total ReturnA, B	2.90%	10.49%	-%	(13.33)%	23.80%
Ratios to Average Net Assets D, F
Expenses before reductions	2.27%	2.31%	2.29%	2.28%	2.30%
Expenses net of fee waivers, if any	2.27%	2.30%	2.29%	2.28%	2.30%
Expenses net of all reductions	2.27%	2.25%	2.23%	2.22%	2.24%
Net investment income (loss)	(.49)%	(.37)%	.32%	.17%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 64,026	$ 62,532	$ 65,598	$ 80,855	$ 106,711
Portfolio turnover rateE	97%	121%	177%	122%	86%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 22.73	$ 20.61	$ 20.63	$ 23.87	$ 19.29
Income from Investment Operations
Net investment income (loss) B	.14	.15	.28	.29	.20
Net realized and unrealized gain (loss)	.76	2.25	(.06)	(3.21)	4.62
Total from investment operations	.90	2.40	.22	(2.92)	4.82
Distributions from net investment income	(.12)	(.28)	(.24)	(.20)	(.11)
Distributions from net realized gain	(.01)	-	-	(.13)	(.13)
Total distributions	(.13)	(.28)	(.24)	(.33)	(.24)
Redemption fees added to paid in capital B	- F	- F	- F	.01	- F
Net asset value, end of period	$ 23.50	$ 22.73	$ 20.61	$ 20.63	$ 23.87
Total ReturnA	4.00%	11.73%	1.08%	(12.41)%	25.15%
Ratios to Average Net Assets C, E
Expenses before reductions	1.18%	1.23%	1.22%	1.21%	1.22%
Expenses net of fee waivers, if any	1.18%	1.22%	1.22%	1.21%	1.22%
Expenses net of all reductions	1.18%	1.18%	1.16%	1.14%	1.17%
Net investment income (loss)	.60%	.71%	1.39%	1.25%	.93%
Supplemental Data
Net assets, end of period (000 omitted)	$ 199,098	$ 150,576	$ 145,782	$ 138,312	$ 184,789
Portfolio turnover rateD	97%	121%	177%	122%	86%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Years ended October 31,	2014	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 22.73	$ 21.33
Income from Investment Operations
Net investment income (loss) D	.18	.03
Net realized and unrealized gain (loss)	.76	1.37
Total from investment operations	.94	1.40
Distributions from net investment income	(.16)	-
Distributions from net realized gain	(.01)	-
Total distributions	(.17)	-
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 23.50	$ 22.73
Total ReturnB, C	4.19%	6.56%
Ratios to Average Net Assets E, H
Expenses before reductions	1.02%	1.05%A
Expenses net of fee waivers, if any	1.02%	1.05%A
Expenses net of all reductions	1.02%	1.00%A
Net investment income (loss)	.77%	.62%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,544	$ 107
Portfolio turnover rateF	97%	121%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Advisor Emerging Markets Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Institutional Class and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR)Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 66,685,836
Gross unrealized depreciation	(15,307,195)
Net unrealized appreciation (depreciation) on securities	$ 51,378,641

Tax Cost	$ 425,595,458

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,512,034
Capital loss carryforward	$ (47,911,843)
Net unrealized appreciation (depreciation) on securities and other investments	$ 51,375,725

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	(47,911,843)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2014
Ordinary Income	$ 1,299,187	$ 3,939,467

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $437,142,621 and $415,557,893, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .80% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares,

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

except for the and Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 350,341	$ 5,200
Class T	.25%	.25%	265,578	626
Class B	.75%	.25%	92,016	69,179
Class C	.75%	.25%	607,992	61,955
			$ 1,315,927	$ 136,960

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 64,103
Class T	10,819
Class B*	9,745
Class C*	5,005
$ 89,672

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 425,849.30
Class T	164,544.31
Class B	27,883.30
Class C	184,802.30
Institutional Class	348,372.21
Class Z	1,083.05
	$ 1,152,533

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,690 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $690 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $60,169. During the period, there were no securities loaned to FCM.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 314,541	$ 1,535,570
Class T	2,453	390,398
Class B	-	16,014
Class C	-	114,064
Institutional Class	791,098	1,883,421
Class Z	5,139	-
Total	$ 1,113,231	$ 3,939,467
From net realized gain
Class A	$ 77,030	$ -
Class T	29,431	-
Institutional Class	79,110	-
Class Z	385	-
Total	$ 185,956	$ -

Annual Report

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2014	2013A	2014	2013A
Class A
Shares sold	1,306,708	1,531,175	$ 29,667,252	$ 33,017,349
Reinvestment of distributions	16,164	66,573	356,894	1,392,653
Shares redeemed	(1,739,459)	(2,949,139)	(38,968,004)	(63,054,707)
Net increase (decrease)	(416,587)	(1,351,391)	$ (8,943,858)	$ (28,644,705)
Class T
Shares sold	414,394	561,309	$ 9,392,831	$ 12,048,127
Reinvestment of distributions	1,397	17,796	30,813	372,006
Shares redeemed	(558,505)	(986,849)	(12,438,338)	(20,912,996)
Net increase (decrease)	(142,714)	(407,744)	$ (3,014,694)	$ (8,492,863)
Class B
Shares sold	16,905	34,695	$ 374,479	$ 732,488
Reinvestment of distributions	-	627	-	12,965
Shares redeemed	(200,427)	(318,597)	(4,400,967)	(6,698,614)
Net increase (decrease)	(183,522)	(283,275)	$ (4,026,488)	$ (5,953,161)
Class C
Shares sold	651,900	507,210	$ 14,559,904	$ 10,683,514
Reinvestment of distributions	-	4,797	-	98,768
Shares redeemed	(666,053)	(957,148)	(14,339,508)	(19,925,235)
Net increase (decrease)	(14,153)	(445,141)	$ 220,396	$ (9,142,953)
Institutional Class
Shares sold	2,772,401	1,298,034	$ 64,467,777	$ 27,937,972
Reinvestment of distributions	36,756	84,781	813,035	1,776,730
Shares redeemed	(963,648)	(1,828,795)	(22,091,792)	(39,366,823)
Net increase (decrease)	1,845,509	(445,980)	$ 43,189,020	$ (9,652,121)
Class Z
Shares sold	251,250	4,688	$ 5,945,448	$ 100,000
Reinvestment of distributions	250	-	5,524	-
Shares redeemed	(20,301)	-	(467,981)	-
Net increase (decrease)	231,199	4,688	$ 5,482,991	$ 100,000

A Share transactions for Class Z are for the period August 31, 2013 (commencement of sale of shares) to October 31, 2013.

Annual Report

Notes to Financial Statements - continued

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Emerging Markets Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Emerging Markets Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Markets Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Emerging Markets voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Institutional Class	12/08/14	12/05/14	$0.106	$0.033

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Institutional Class designates 11% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as Follows

	Pay Date	Income	Taxes
Institutional Class	12/09/2013	$0.1733	$0.0413

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in October 2012.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Emerging Markets Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Emerging Markets Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and Class Z ranked below its competitive median for 2013 and the total expense ratio of Class T ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

FIL Investment Advisors

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)

FAEMI-UANN-1214
1.809006.110

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Emerging Markets

Fund - Class Z

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class Z A	4.19%	5.22%	10.31%

A The initial offering of Class Z shares took place on August 13, 2013. Returns prior to August 13, 2013, are those of Institutional Class.

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Emerging Markets Fund - Class Z on October 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the MSCI Emerging Markets Index performed over the same period. See footnote A above for additional information regarding the performance of Class Z.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Sammy Simnegar, Portfolio Manager of Fidelity Advisor® Emerging Markets Fund: For the year, the fund's Class Z shares returned 4.19%, topping the 0.98% gain of the MSCI Emerging Markets Index. Versus the index, the fund's performance was lifted by its positioning in India, which accounted for eight of the fund's 20 largest relative contributors. A non-index position in Axis Bank was the fund's best relative contributor from India and fifth-largest overall. The top relative contributor was Bitauto Holdings, a Chinese automotive website and also a non-index name. Performance was further lifted by not owning several weak-performing index stocks in the energy and materials sectors, including those of two Brazil-based companies - energy producer Petroleo Brasileiro, better known as Petrobras, and industrial metals miner Vale - as well as Russian gas distributor Gazprom. Conversely, Banco Bradesco, a Brazil-based bank, was the fund's largest relative detractor. This stock performed poorly early in 2014, and I sold it - prematurely, as it turned out. Not owning two strong-performing index stocks, China Mobile and Hon Hai Precision Industry, a Taiwan-based manufacturer of electronic products, also detracted.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.50%
Actual		$ 1,000.00	$ 1,051.70	$ 7.76
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63
Class T	1.76%
Actual		$ 1,000.00	$ 1,050.00	$ 9.09
HypotheticalA		$ 1,000.00	$ 1,016.33	$ 8.94
Class B	2.24%
Actual		$ 1,000.00	$ 1,047.40	$ 11.56
HypotheticalA		$ 1,000.00	$ 1,013.91	$ 11.37
Class C	2.25%
Actual		$ 1,000.00	$ 1,047.50	$ 11.61
HypotheticalA		$ 1,000.00	$ 1,013.86	$ 11.42
Institutional Class	1.16%
Actual		$ 1,000.00	$ 1,053.30	$ 6.00
HypotheticalA		$ 1,000.00	$ 1,019.36	$ 5.90
Class Z	.99%
Actual		$ 1,000.00	$ 1,054.30	$ 5.13
HypotheticalA		$ 1,000.00	$ 1,020.21	$ 5.04

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Samsung Electronics Co. Ltd. (Korea (South), Technology Hardware, Storage & Peripherals)	4.0	4.7
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan, Semiconductors & Semiconductor Equipment)	3.1	3.0
Tencent Holdings Ltd. (Cayman Islands, Internet Software & Services)	2.4	2.1
Naspers Ltd. Class N (South Africa, Media)	1.7	1.5
Itau Unibanco Holding SA sponsored ADR (Brazil, Banks)	1.4	1.5
	12.6
Top Five Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	23.5	20.9
Information Technology	19.2	18.2
Consumer Discretionary	18.8	21.2
Industrials	13.4	15.0
Consumer Staples	7.8	10.3
Top Five Countries as of October 31, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
India	12.0	10.0
Brazil	11.2	9.5
South Africa	9.0	7.6
Cayman Islands	6.4	8.7
Indonesia	6.3	5.9
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2014	As of April 30, 2014
Stocks 97.7%	Stocks 99.5%
Short-Term Investments and Net Other Assets (Liabilities) 2.3%	Short-Term Investments and Net Other Assets (Liabilities) 0.5%

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 92.3%
	Shares	Value
Australia - 1.2%
Carsales.com Ltd. (d)	222,870	$ 2,103,084
SEEK Ltd.	129,202	1,896,025
Sydney Airport unit	480,461	1,867,905
TOTAL AUSTRALIA		5,867,014
Bailiwick of Jersey - 0.4%
WPP PLC	84,800	1,656,369
Bermuda - 2.2%
Brilliance China Automotive Holdings Ltd.	1,352,000	2,337,967
China Gas Holdings Ltd.	1,335,000	2,386,820
China Resources Gas Group Ltd.	728,000	2,080,977
Credicorp Ltd. (United States)	22,214	3,576,454
TOTAL BERMUDA		10,382,218
Brazil - 6.7%
BB Seguridade Participacoes SA	245,700	3,278,115
CCR SA	417,300	3,107,141
Cetip SA - Mercados Organizado	151,600	1,921,078
Cielo SA	230,560	3,786,063
Estacio Participacoes SA	258,400	2,992,889
Iguatemi Empresa de Shopping Centers SA	175,500	1,777,735
Kroton Educacional SA	502,600	3,582,032
Linx SA	72,000	1,495,847
Qualicorp SA (a)	232,900	2,368,570
Smiles SA	112,900	1,950,087
Ultrapar Participacoes SA	140,300	3,060,339
Weg SA	202,415	2,387,744
TOTAL BRAZIL		31,707,640
British Virgin Islands - 0.4%
Mail.Ru Group Ltd. GDR (a)(e)	85,900	2,082,216
Cayman Islands - 6.4%
51job, Inc. sponsored ADR (a)(d)	7,049	216,404
Alibaba Group Holding Ltd. sponsored ADR	30,100	2,967,860
Autohome, Inc. ADR Class A	34,100	1,803,549
Baidu.com, Inc. sponsored ADR (a)	12,313	2,939,975
Bitauto Holdings Ltd. ADR (a)	22,855	1,913,421
Haitian International Holdings Ltd.	893,000	1,915,555
Melco Crown Entertainment Ltd. sponsored ADR	86,200	2,339,468
Sands China Ltd.	421,400	2,628,319
Common Stocks - continued
	Shares	Value
Cayman Islands - continued
SouFun Holdings Ltd. ADR (d)	211,800	$ 2,065,050
Tencent Holdings Ltd.	714,800	11,488,461
TOTAL CAYMAN ISLANDS		30,278,062
China - 1.2%
China Pacific Insurance Group Co. Ltd. (H Shares)	877,400	3,283,371
PICC Property & Casualty Co. Ltd. (H Shares)	1,392,500	2,554,455
TOTAL CHINA		5,837,826
Colombia - 0.5%
Grupo de Inversiones Suramerica SA	123,456	2,566,925
Denmark - 0.4%
Novo Nordisk A/S Series B sponsored ADR	42,501	1,920,195
Egypt - 0.5%
Commercial International Bank SAE sponsored GDR	358,300	2,436,440
Finland - 0.4%
Kone Oyj (B Shares) (d)	46,500	1,998,712
France - 2.8%
Bureau Veritas SA	79,700	1,970,555
Ingenico SA	18,451	1,837,495
LVMH Moet Hennessy - Louis Vuitton SA	13,522	2,293,519
Pernod Ricard SA	14,700	1,673,207
Publicis Groupe SA (a)	27,500	1,904,694
Safran SA	28,900	1,828,910
Zodiac Aerospace	60,100	1,832,774
TOTAL FRANCE		13,341,154
Greece - 1.0%
Folli Follie SA	72,500	2,371,273
Greek Organization of Football Prognostics SA	182,500	2,211,528
TOTAL GREECE		4,582,801
Hong Kong - 1.0%
AIA Group Ltd.	367,800	2,052,480
Galaxy Entertainment Group Ltd.	377,000	2,577,888
TOTAL HONG KONG		4,630,368
India - 12.0%
Apollo Hospitals Enterprise Ltd. (a)	95,367	1,730,678
Asian Paints India Ltd.	187,223	2,000,226
Axis Bank Ltd. (a)	318,541	2,347,721
Exide Industries Ltd.	656,457	1,683,042
Common Stocks - continued
	Shares	Value
India - continued
Grasim Industries Ltd.	31,862	$ 1,911,983
Havells India Ltd.	464,910	2,162,206
HCL Technologies Ltd.	103,727	2,720,363
HDFC Bank Ltd.	199,223	3,230,472
Housing Development Finance Corp. Ltd.	286,978	5,168,255
ICICI Bank Ltd. (a)	104,204	2,767,346
ITC Ltd. (a)	649,502	3,755,361
Larsen & Toubro Ltd. (a)	131,867	3,553,714
LIC Housing Finance Ltd.	356,022	2,096,521
Lupin Ltd.	97,479	2,256,969
Mahindra & Mahindra Ltd. (a)	124,483	2,646,732
Motherson Sumi Systems Ltd.	245,550	1,681,244
Sun Pharmaceutical Industries Ltd.	241,337	3,321,241
Sun TV Ltd.	406,377	2,161,232
Tata Consultancy Services Ltd.	101,831	4,332,656
Tata Motors Ltd. (a)	338,789	2,959,874
Titan Co. Ltd. (a)	362,283	2,379,826
TOTAL INDIA		56,867,662
Indonesia - 6.3%
PT ACE Hardware Indonesia Tbk	27,477,500	1,844,228
PT Astra International Tbk	6,331,700	3,550,256
PT Bank Central Asia Tbk	3,853,700	4,160,227
PT Bank Rakyat Indonesia Tbk	3,931,900	3,603,178
PT Global Mediacom Tbk	16,706,500	2,711,474
PT Indocement Tunggal Prakarsa Tbk	1,295,600	2,567,860
PT Jasa Marga Tbk	4,237,000	2,227,625
PT Media Nusantara Citra Tbk	8,899,500	2,063,171
PT Semen Gresik (Persero) Tbk	2,051,600	2,694,885
PT Surya Citra Media Tbk	6,616,200	1,852,002
PT Tower Bersama Infrastructure Tbk	3,062,900	2,256,117
TOTAL INDONESIA		29,531,023
Kenya - 1.2%
East African Breweries Ltd.	590,262	1,880,656
Kenya Commercial Bank Ltd.	2,996,500	1,842,454
Safaricom Ltd.	15,087,300	2,057,742
TOTAL KENYA		5,780,852
Korea (South) - 5.9%
Coway Co. Ltd.	31,572	2,397,773
KEPCO Plant Service & Engineering Co. Ltd.	24,103	1,967,372
Common Stocks - continued
	Shares	Value
Korea (South) - continued
NAVER Corp.	6,755	$ 4,740,373
Samsung Electronics Co. Ltd.	16,003	18,528,384
TOTAL KOREA (SOUTH)		27,633,902
Luxembourg - 0.3%
Samsonite International SA	487,200	1,618,832
Malaysia - 1.5%
Astro Malaysia Holdings Bhd	2,061,800	2,068,491
Public Bank Bhd	572,100	3,224,097
Tune Insurance Holdings Bhd	2,572,100	1,696,878
TOTAL MALAYSIA		6,989,466
Malta - 0.5%
Brait SA	314,452	2,362,862
Mexico - 6.0%
Banregio Grupo Financiero S.A.B. de CV	351,266	2,031,493
Fomento Economico Mexicano S.A.B. de CV unit	412,600	3,968,436
Grupo Aeroportuario del Pacifico SA de CV Series B	322,721	2,195,689
Grupo Aeroportuario del Sureste SA de CV Series B	196,200	2,622,848
Grupo Aeroportuario Norte S.A.B. de CV	403,100	2,008,278
Grupo Financiero Banorte S.A.B. de CV Series O	635,800	4,078,846
Grupo Mexico SA de CV Series B	359,900	1,236,615
Grupo Televisa SA de CV	605,900	4,378,813
Megacable Holdings S.A.B. de CV unit	433,184	1,984,452
Promotora y Operadora de Infraestructura S.A.B. de CV (a)	169,500	2,153,262
Qualitas Controladora S.A.B. de CV	595,600	1,540,499
TOTAL MEXICO		28,199,231
Nigeria - 1.2%
Dangote Cement PLC	1,596,095	2,071,599
Guaranty Trust Bank PLC GDR (Reg. S)	234,654	1,806,836
Nigerian Breweries PLC	1,712,655	1,674,918
TOTAL NIGERIA		5,553,353
Philippines - 2.9%
Alliance Global Group, Inc.	4,420,600	2,486,409
GT Capital Holdings, Inc.	102,075	2,293,568
Metropolitan Bank & Trust Co.	978,753	1,795,844
Robinsons Retail Holdings, Inc.	1,244,990	1,771,838
SM Investments Corp.	140,386	2,446,316
SM Prime Holdings, Inc.	7,009,000	2,724,589
TOTAL PHILIPPINES		13,518,564
Common Stocks - continued
	Shares	Value
Russia - 1.6%
Magnit OJSC GDR (Reg. S)	62,466	$ 4,185,222
NOVATEK OAO GDR (Reg. S)	29,786	3,199,016
TOTAL RUSSIA		7,384,238
South Africa - 9.0%
Alexander Forbes Group Holding (a)	2,350,892	1,833,013
Aspen Pharmacare Holdings Ltd.	112,493	4,012,715
Bidvest Group Ltd.	123,815	3,405,495
Coronation Fund Managers Ltd.	215,500	1,865,885
FirstRand Ltd.	792,700	3,392,229
Life Healthcare Group Holdings Ltd.	567,893	2,147,024
Mr Price Group Ltd.	134,900	2,790,402
MTN Group Ltd.	286,100	6,329,101
Nampak Ltd.	649,343	2,647,472
Naspers Ltd. Class N	63,200	7,865,169
Remgro Ltd.	128,900	2,956,470
Sanlam Ltd.	477,600	3,015,920
TOTAL SOUTH AFRICA		42,260,895
Spain - 0.5%
Amadeus IT Holding SA Class A	65,600	2,408,655
Sweden - 0.3%
Atlas Copco AB (A Shares)	54,300	1,567,050
Switzerland - 1.3%
Compagnie Financiere Richemont SA Series A	27,200	2,288,458
Nestle SA	25,522	1,871,634
SGS SA (Reg.)	900	1,975,576
TOTAL SWITZERLAND		6,135,668
Taiwan - 4.7%
Delta Electronics, Inc.	586,000	3,510,048
Giant Manufacturing Co. Ltd.	250,000	2,021,088
Merida Industry Co. Ltd.	307,650	2,121,820
Taiwan Semiconductor Manufacturing Co. Ltd.	3,332,000	14,421,273
TOTAL TAIWAN		22,074,229
Thailand - 2.2%
Airports of Thailand PCL (For. Reg.)	357,100	2,652,649
Bangkok Dusit Medical Services PCL (For. Reg.)	3,688,200	2,093,773
Bumrungrad Hospital PCL (For. Reg.)	512,300	2,091,609
Kasikornbank PCL (For. Reg.)	521,900	3,779,995
TOTAL THAILAND		10,618,026
Common Stocks - continued
	Shares	Value
Turkey - 1.7%
Coca-Cola Icecek Sanayi A/S	103,050	$ 2,350,633
TAV Havalimanlari Holding A/S	315,000	2,643,129
Tofas Turk Otomobil Fabrikasi A/S	53,264	334,300
Tupras Turkiye Petrol Rafinelleri A/S	115,000	2,496,457
TOTAL TURKEY		7,824,519
United Arab Emirates - 0.9%
DP World Ltd.	101,794	1,950,373
First Gulf Bank PJSC	488,529	2,414,049
TOTAL UNITED ARAB EMIRATES		4,364,422
United Kingdom - 2.9%
Al Noor Hospitals Group PLC	134,084	2,185,696
Bank of Georgia Holdings PLC	43,200	1,769,140
British American Tobacco PLC (United Kingdom)	30,700	1,740,002
Burberry Group PLC	88,668	2,171,604
Diageo PLC	65,047	1,918,392
Intertek Group PLC	43,100	1,876,739
Prudential PLC	82,684	1,914,633
TOTAL UNITED KINGDOM		13,576,206
United States of America - 4.3%
A.O. Smith Corp.	39,500	2,107,325
Google, Inc. Class C (a)	3,250	1,817,010
International Flavors & Fragrances, Inc.	20,200	2,002,830
Kansas City Southern	16,020	1,967,096
Las Vegas Sands Corp.	33,900	2,110,614
MasterCard, Inc. Class A	25,200	2,110,500
PPG Industries, Inc.	10,900	2,220,221
Praxair, Inc.	13,100	1,650,469
Visa, Inc. Class A	8,900	2,148,727
W.R. Grace & Co. (a)	21,400	2,024,440
TOTAL UNITED STATES OF AMERICA		20,159,232
TOTAL COMMON STOCKS (Cost $380,302,536)		435,716,827
Nonconvertible Preferred Stocks - 5.4%

Brazil - 4.5%
Ambev SA sponsored ADR	838,480	5,601,046
Banco Bradesco SA (PN) sponsored ADR	432,300	6,475,854
Nonconvertible Preferred Stocks - continued
	Shares	Value
Brazil - continued
Companhia Brasileira de Distribuicao Grupo Pao de Acucar sponsored ADR	62,000	$ 2,591,600
Itau Unibanco Holding SA sponsored ADR	455,380	6,721,409
TOTAL BRAZIL		21,389,909
Colombia - 0.5%
Grupo Aval Acciones y Valores SA	3,213,624	2,178,861
Germany - 0.4%
Henkel AG & Co. KGaA	18,700	1,846,123
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $27,663,433)		25,414,893
Money Market Funds - 3.3%

Fidelity Cash Central Fund, 0.11% (b)	9,664,030	9,664,030
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	6,178,349	6,178,349
TOTAL MONEY MARKET FUNDS (Cost $15,842,379)		15,842,379
TOTAL INVESTMENT PORTFOLIO - 101.0% (Cost $423,808,348)		476,974,099
NET OTHER ASSETS (LIABILITIES) - (1.0)%		(4,818,377)
NET ASSETS - 100%		$ 472,155,722
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,082,216 or 0.4% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 4,725
Fidelity Securities Lending Cash Central Fund	60,169
Total	$ 64,894
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 88,530,930	$ 45,967,075	$ 42,563,855	$ -
Consumer Staples	36,829,068	25,771,841	11,057,227	-
Energy	8,755,812	8,755,812	-	-
Financials	110,536,197	61,842,567	48,693,630	-
Health Care	24,128,470	12,634,200	11,494,270	-
Industrials	62,990,876	41,782,472	21,208,404	-
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Information Technology	$ 91,221,010	$ 52,645,125	$ 38,575,885	$ -
Materials	23,028,600	13,853,646	9,174,954	-
Telecommunication Services	10,642,960	8,386,843	2,256,117	-
Utilities	4,467,797	-	4,467,797	-
Money Market Funds	15,842,379	15,842,379	-	-
Total Investments in Securities:	$ 476,974,099	$ 287,481,960	$ 189,492,139	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 84,213,412
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $6,007,153) - See accompanying schedule: Unaffiliated issuers (cost $407,965,969)	$ 461,131,720
Fidelity Central Funds (cost $15,842,379)	15,842,379
Total Investments (cost $423,808,348)		$ 476,974,099
Foreign currency held at value (cost $269)		269
Receivable for investments sold		3,743,122
Receivable for fund shares sold		343,036
Dividends receivable		608,964
Distributions receivable from Fidelity Central Funds		3,396
Prepaid expenses		1,137
Other receivables		27,328
Total assets		481,701,351

Liabilities
Payable for investments purchased	$ 1,618,764
Payable for fund shares redeemed	475,480
Accrued management fee	303,024
Distribution and service plan fees payable	108,098
Other affiliated payables	122,013
Other payables and accrued expenses	739,901
Collateral on securities loaned, at value	6,178,349
Total liabilities		9,545,629

Net Assets		$ 472,155,722
Net Assets consist of:
Paid in capital		$ 467,770,539
Undistributed net investment income		1,039,628
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(49,234,244)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		52,579,799
Net Assets		$ 472,155,722

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($141,600,522 ÷ 6,055,753 shares)	$ 23.38

Maximum offering price per share (100/94.25 of $23.38)	$ 24.81
Class T: Net Asset Value and redemption price per share ($54,340,913 ÷ 2,331,969 shares)	$ 23.30

Maximum offering price per share (100/96.50 of $23.30)	$ 24.15
Class B: Net Asset Value and offering price per share ($7,545,548 ÷ 331,613 shares)A	$ 22.75

Class C: Net Asset Value and offering price per share ($64,025,961 ÷ 2,820,184 shares)A	$ 22.70

Institutional Class: Net Asset Value, offering price and redemption price per share ($199,098,363 ÷ 8,471,387 shares)	$ 23.50

Class Z: Net Asset Value, offering price and redemption price per share ($5,544,415 ÷ 235,887 shares)	$ 23.50

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 8,409,738
Interest		6
Income from Fidelity Central Funds		64,894
Income before foreign taxes withheld		8,474,638
Less foreign taxes withheld		(755,643)
Total income		7,718,995

Expenses
Management fee	$ 3,460,066
Transfer agent fees	1,152,533
Distribution and service plan fees	1,315,927
Accounting and security lending fees	225,213
Custodian fees and expenses	327,370
Independent trustees' compensation	1,759
Registration fees	86,388
Audit	85,066
Legal	1,522
Miscellaneous	15,825
Total expenses		6,671,669
Net investment income (loss)		1,047,326
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $45,790)	3,803,938
Foreign currency transactions	(306,431)
Total net realized gain (loss)		3,497,507
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $351,602)	9,165,948
Assets and liabilities in foreign currencies	24,766
Total change in net unrealized appreciation (depreciation)		9,190,714
Net gain (loss)		12,688,221
Net increase (decrease) in net assets resulting from operations		$ 13,735,547

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 1,047,326	$ 1,405,290
Net realized gain (loss)	3,497,507	41,473,017
Change in net unrealized appreciation (depreciation)	9,190,714	2,826,987
Net increase (decrease) in net assets resulting from operations	13,735,547	45,705,294
Distributions to shareholders from net investment income	(1,113,231)	(3,939,467)
Distributions to shareholders from net realized gain	(185,956)	-
Total distributions	(1,299,187)	(3,939,467)
Share transactions - net increase (decrease)	32,907,367	(61,785,803)
Redemption fees	31,634	43,406
Total increase (decrease) in net assets	45,375,361	(19,976,570)

Net Assets
Beginning of period	426,780,361	446,756,931
End of period (including undistributed net investment income of $1,039,628 and undistributed net investment income of $1,116,713, respectively)	$ 472,155,722	$ 426,780,361

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 22.62	$ 20.51	$ 20.50	$ 23.71	$ 19.20
Income from Investment Operations
Net investment income (loss) C	.06	.08	.22	.21	.12
Net realized and unrealized gain (loss)	.76	2.23	(.06)	(3.19)	4.59
Total from investment operations	.82	2.31	.16	(2.98)	4.71
Distributions from net investment income	(.05)	(.20)	(.15)	(.11)	(.07)
Distributions from net realized gain	(.01)	-	-	(.13)	(.13)
Total distributions	(.06)	(.20)	(.15)	(.24)	(.20)
Redemption fees added to paid in capital C	- G	- G	- G	.01	- G
Net asset value, end of period	$ 23.38	$ 22.62	$ 20.51	$ 20.50	$ 23.71
Total ReturnA, B	3.65%	11.34%	.80%	(12.69)%	24.69%
Ratios to Average Net Assets D, F
Expenses before reductions	1.52%	1.56%	1.54%	1.54%	1.56%
Expenses net of fee waivers, if any	1.52%	1.55%	1.54%	1.54%	1.56%
Expenses net of all reductions	1.52%	1.50%	1.48%	1.47%	1.50%
Net investment income (loss)	.26%	.38%	1.07%	.92%	.59%
Supplemental Data
Net assets, end of period (000 omitted)	$ 141,601	$ 146,378	$ 160,464	$ 202,477	$ 286,970
Portfolio turnover rateE	97%	121%	177%	122%	86%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 22.55	$ 20.44	$ 20.43	$ 23.61	$ 19.14
Income from Investment Operations
Net investment income (loss) C	-	.03	.16	.15	.07
Net realized and unrealized gain (loss)	.76	2.22	(.06)	(3.18)	4.57
Total from investment operations	.76	2.25	.10	(3.03)	4.64
Distributions from net investment income	- G	(.14)	(.09)	(.04)	(.04)
Distributions from net realized gain	(.01)	-	-	(.13)	(.13)
Total distributions	(.01)	(.14)	(.09)	(.16) H	(.17)
Redemption fees added to paid in capital C	- G	- G	- G	.01	- G
Net asset value, end of period	$ 23.30	$ 22.55	$ 20.44	$ 20.43	$ 23.61
Total ReturnA, B	3.39%	11.06%	.49%	(12.89)%	24.38%
Ratios to Average Net Assets D, F
Expenses before reductions	1.78%	1.81%	1.80%	1.79%	1.81%
Expenses net of fee waivers, if any	1.78%	1.81%	1.80%	1.79%	1.81%
Expenses net of all reductions	1.78%	1.76%	1.73%	1.73%	1.76%
Net investment income (loss)	-% I	.13%	.81%	.66%	.33%
Supplemental Data
Net assets, end of period (000 omitted)	$ 54,341	$ 55,797	$ 58,919	$ 73,146	$ 104,417
Portfolio turnover rateE	97%	121%	177%	122%	86%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.16 per share is comprised of distributions from net investment income of $.037 and distributions from net realized gain of $.125 per share.

I Amount represents less than .01%.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 22.11	$ 20.03	$ 20.03	$ 23.14	$ 18.80
Income from Investment Operations
Net investment income (loss) C	(.11)	(.08)	.06	.04	(.03)
Net realized and unrealized gain (loss)	.75	2.18	(.06)	(3.13)	4.49
Total from investment operations	.64	2.10	-	(3.09)	4.46
Distributions from net investment income	-	(.02)	-	(.01)	-
Distributions from net realized gain	-	-	-	(.03)	(.12)
Total distributions	-	(.02)	-	(.03) H	(.12)
Redemption fees added to paid in capital C	- G	- G	- G	.01	- G
Net asset value, end of period	$ 22.75	$ 22.11	$ 20.03	$ 20.03	$ 23.14
Total ReturnA, B	2.89%	10.50%	-%	(13.33)%	23.77%
Ratios to Average Net Assets D, F
Expenses before reductions	2.28%	2.31%	2.29%	2.29%	2.32%
Expenses net of fee waivers, if any	2.28%	2.31%	2.29%	2.29%	2.32%
Expenses net of all reductions	2.28%	2.26%	2.23%	2.22%	2.26%
Net investment income (loss)	(.49)%	(.37)%	.32%	.16%	(.17)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,546	$ 11,391	$ 15,994	$ 21,304	$ 31,159
Portfolio turnover rateE	97%	121%	177%	122%	86%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.03 per share is comprised of distributions from net investment income of $.005 and distributions from net realized gain of $.025 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 22.06	$ 20.00	$ 20.00	$ 23.13	$ 18.80
Income from Investment Operations
Net investment income (loss) C	(.11)	(.08)	.06	.04	(.03)
Net realized and unrealized gain (loss)	.75	2.18	(.06)	(3.12)	4.49
Total from investment operations	.64	2.10	-	(3.08)	4.46
Distributions from net investment income	-	(.04)	-	(.01)	-
Distributions from net realized gain	-	-	-	(.05)	(.13)
Total distributions	-	(.04)	-	(.06)	(.13)
Redemption fees added to paid in capital C	- G	- G	- G	.01	- G
Net asset value, end of period	$ 22.70	$ 22.06	$ 20.00	$ 20.00	$ 23.13
Total ReturnA, B	2.90%	10.49%	-%	(13.33)%	23.80%
Ratios to Average Net Assets D, F
Expenses before reductions	2.27%	2.31%	2.29%	2.28%	2.30%
Expenses net of fee waivers, if any	2.27%	2.30%	2.29%	2.28%	2.30%
Expenses net of all reductions	2.27%	2.25%	2.23%	2.22%	2.24%
Net investment income (loss)	(.49)%	(.37)%	.32%	.17%	(.15)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 64,026	$ 62,532	$ 65,598	$ 80,855	$ 106,711
Portfolio turnover rateE	97%	121%	177%	122%	86%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 22.73	$ 20.61	$ 20.63	$ 23.87	$ 19.29
Income from Investment Operations
Net investment income (loss) B	.14	.15	.28	.29	.20
Net realized and unrealized gain (loss)	.76	2.25	(.06)	(3.21)	4.62
Total from investment operations	.90	2.40	.22	(2.92)	4.82
Distributions from net investment income	(.12)	(.28)	(.24)	(.20)	(.11)
Distributions from net realized gain	(.01)	-	-	(.13)	(.13)
Total distributions	(.13)	(.28)	(.24)	(.33)	(.24)
Redemption fees added to paid in capital B	- F	- F	- F	.01	- F
Net asset value, end of period	$ 23.50	$ 22.73	$ 20.61	$ 20.63	$ 23.87
Total ReturnA	4.00%	11.73%	1.08%	(12.41)%	25.15%
Ratios to Average Net Assets C, E
Expenses before reductions	1.18%	1.23%	1.22%	1.21%	1.22%
Expenses net of fee waivers, if any	1.18%	1.22%	1.22%	1.21%	1.22%
Expenses net of all reductions	1.18%	1.18%	1.16%	1.14%	1.17%
Net investment income (loss)	.60%	.71%	1.39%	1.25%	.93%
Supplemental Data
Net assets, end of period (000 omitted)	$ 199,098	$ 150,576	$ 145,782	$ 138,312	$ 184,789
Portfolio turnover rateD	97%	121%	177%	122%	86%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class Z

Years ended October 31,	2014	2013 G
Selected Per-Share Data
Net asset value, beginning of period	$ 22.73	$ 21.33
Income from Investment Operations
Net investment income (loss) D	.18	.03
Net realized and unrealized gain (loss)	.76	1.37
Total from investment operations	.94	1.40
Distributions from net investment income	(.16)	-
Distributions from net realized gain	(.01)	-
Total distributions	(.17)	-
Redemption fees added to paid in capital D, I	-	-
Net asset value, end of period	$ 23.50	$ 22.73
Total ReturnB, C	4.19%	6.56%
Ratios to Average Net Assets E, H
Expenses before reductions	1.02%	1.05%A
Expenses net of fee waivers, if any	1.02%	1.05%A
Expenses net of all reductions	1.02%	1.00%A
Net investment income (loss)	.77%	.62%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 5,544	$ 107
Portfolio turnover rateF	97%	121%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G For the period August 13, 2013 (commencement of sale of shares) to October 31, 2013.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Advisor Emerging Markets Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C, Institutional Class and Class Z shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR)Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 66,685,836
Gross unrealized depreciation	(15,307,195)
Net unrealized appreciation (depreciation) on securities	$ 51,378,641

Tax Cost	$ 425,595,458

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,512,034
Capital loss carryforward	$ (47,911,843)
Net unrealized appreciation (depreciation) on securities and other investments	$ 51,375,725

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	(47,911,843)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2014
Ordinary Income	$ 1,299,187	$ 3,939,467

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 90 days may have been subject to a redemption fee equal to 1.50% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $437,142,621 and $415,557,893, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .55% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .80% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares,

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees - continued

except for the and Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 350,341	$ 5,200
Class T	.25%	.25%	265,578	626
Class B	.75%	.25%	92,016	69,179
Class C	.75%	.25%	607,992	61,955
			$ 1,315,927	$ 136,960

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 64,103
Class T	10,819
Class B*	9,745
Class C*	5,005
$ 89,672

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund, except for Class Z. FIIOC receives an asset-based fee of Class Z's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 425,849.30
Class T	164,544.31
Class B	27,883.30
Class C	184,802.30
Institutional Class	348,372.21
Class Z	1,083.05
	$ 1,152,533

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,690 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $690 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $60,169. During the period, there were no securities loaned to FCM.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 314,541	$ 1,535,570
Class T	2,453	390,398
Class B	-	16,014
Class C	-	114,064
Institutional Class	791,098	1,883,421
Class Z	5,139	-
Total	$ 1,113,231	$ 3,939,467
From net realized gain
Class A	$ 77,030	$ -
Class T	29,431	-
Institutional Class	79,110	-
Class Z	385	-
Total	$ 185,956	$ -

Annual Report

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2014	2013A	2014	2013A
Class A
Shares sold	1,306,708	1,531,175	$ 29,667,252	$ 33,017,349
Reinvestment of distributions	16,164	66,573	356,894	1,392,653
Shares redeemed	(1,739,459)	(2,949,139)	(38,968,004)	(63,054,707)
Net increase (decrease)	(416,587)	(1,351,391)	$ (8,943,858)	$ (28,644,705)
Class T
Shares sold	414,394	561,309	$ 9,392,831	$ 12,048,127
Reinvestment of distributions	1,397	17,796	30,813	372,006
Shares redeemed	(558,505)	(986,849)	(12,438,338)	(20,912,996)
Net increase (decrease)	(142,714)	(407,744)	$ (3,014,694)	$ (8,492,863)
Class B
Shares sold	16,905	34,695	$ 374,479	$ 732,488
Reinvestment of distributions	-	627	-	12,965
Shares redeemed	(200,427)	(318,597)	(4,400,967)	(6,698,614)
Net increase (decrease)	(183,522)	(283,275)	$ (4,026,488)	$ (5,953,161)
Class C
Shares sold	651,900	507,210	$ 14,559,904	$ 10,683,514
Reinvestment of distributions	-	4,797	-	98,768
Shares redeemed	(666,053)	(957,148)	(14,339,508)	(19,925,235)
Net increase (decrease)	(14,153)	(445,141)	$ 220,396	$ (9,142,953)
Institutional Class
Shares sold	2,772,401	1,298,034	$ 64,467,777	$ 27,937,972
Reinvestment of distributions	36,756	84,781	813,035	1,776,730
Shares redeemed	(963,648)	(1,828,795)	(22,091,792)	(39,366,823)
Net increase (decrease)	1,845,509	(445,980)	$ 43,189,020	$ (9,652,121)
Class Z
Shares sold	251,250	4,688	$ 5,945,448	$ 100,000
Reinvestment of distributions	250	-	5,524	-
Shares redeemed	(20,301)	-	(467,981)	-
Net increase (decrease)	231,199	4,688	$ 5,482,991	$ 100,000

A Share transactions for Class Z are for the period August 31, 2013 (commencement of sale of shares) to October 31, 2013.

Annual Report

Notes to Financial Statements - continued

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor Emerging Markets Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor Emerging Markets Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor Emerging Markets Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 16, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Advisor Emerging Markets Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class Z	12/08/14	12/05/14	$0.143	$0.033

Class Z designates 100% of the dividend during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Class Z designates 9% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class Z	12/09/2013	$0.2133	$0.0413

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Emerging Markets Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history. The Board noted that there was a portfolio management change for the fund in October 2012.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Emerging Markets Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Emerging Markets Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, Class C, Institutional Class, and Class Z ranked below its competitive median for 2013 and the total expense ratio of Class T ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although Class T was above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

Annual Report

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

FIL Investment Advisors

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

JPMorgan Chase Bank

New York, NY

(Fidelity Investment logo)(registered trademark)

FAEMZ-UANN-1214
1.9585021.101

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Global Capital Appreciation

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	6.53%	10.29%	5.18%
Class T (incl. 3.50% sales charge)	8.83%	10.51%	5.17%
Class B (incl. contingent deferred sales charge)A	7.11%	10.48%	5.25%
Class C (incl. contingent deferred sales charge)B	11.13%	10.78%	5.02%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Capital Appreciation Fund - Class A on October 31, 2004, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Thomas Allen, Portfolio Manager of Fidelity Advisor® Global Capital Appreciation Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 13.03%, 12.77%, 12.11% and 12.13%, respectively (excluding sales charges), well ahead of the MSCI index. Versus the index, my picks in consumer discretionary, health care and consumer staples were particularly fruitful. Geographically, stock picking in emerging markets worked well, with India and South Korea adding significant value. At the stock level, U.K.-based Quindell, a fast-growing provider of insurance claims outsourcing, was our largest relative contributor. I sold this position for valuation and other reasons. Other key contributors were Super Micro Computer, a supplier of non-branded, customized servers, and India-based Aurobindo Pharma. The first two contributors I mentioned were not part of the index. Conversely, stock selection and a relatively light exposure to the United States, which performed well and represented almost half of the index, hampered relative performance. At the stock level, negligible exposure to strong-performing index component Apple detracted the most versus the index. Not owning software giant Microsoft, another solid performer in the index, also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.45%
Actual		$ 1,000.00	$ 1,032.30	$ 7.43
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38
Class T	1.70%
Actual		$ 1,000.00	$ 1,030.60	$ 8.70
HypotheticalA		$ 1,000.00	$ 1,016.64	$ 8.64
Class B	2.20%
Actual		$ 1,000.00	$ 1,027.70	$ 11.24
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 11.17
Class C	2.20%
Actual		$ 1,000.00	$ 1,028.50	$ 11.25
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 11.17
Institutional Class	1.20%
Actual		$ 1,000.00	$ 1,033.80	$ 6.15
HypotheticalA		$ 1,000.00	$ 1,019.16	$ 6.11
A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc. (United States of America, Technology Hardware, Storage & Peripherals)	1.2	0.0
McKesson Corp. (United States of America, Health Care Providers & Services)	1.2	0.5
Global Payments, Inc. (United States of America, IT Services)	1.2	0.2
Cardinal Health, Inc. (United States of America, Health Care Providers & Services)	1.1	0.0
Procter & Gamble Co. (United States of America, Household Products)	1.1	0.0
	5.8
Top Five Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	17.6	20.1
Health Care	17.6	8.2
Industrials	16.4	16.9
Consumer Discretionary	15.6	20.4
Financials	13.4	10.0
Top Five Countries as of October 31, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	50.4	39.3
Japan	6.5	1.9
Cayman Islands	4.7	1.2
India	4.1	3.2
Canada	3.6	8.9
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2014	As of April 30, 2014
Stocks 98.1%	Stocks 96.7%
Short-Term Investments and Net Other Assets (Liabilities) 1.9%	Short-Term Investments and Net Other Assets (Liabilities) 3.3%

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
Australia - 1.2%
Altium Ltd.	101,603	$ 275,427
Ardent Leisure Group unit	73,155	200,382
Ausdrill Ltd.	246,041	133,068
CSL Ltd.	4,115	290,531
Imdex Ltd. (a)	192,909	102,147
Qube Holdings Ltd.	85,261	184,436
Vocus Communications Ltd. (d)	41,427	216,124
TOTAL AUSTRALIA		1,402,115
Belgium - 0.3%
Ion Beam Applications SA (a)	17,700	308,978
Bermuda - 1.5%
BW LPG Ltd.	5,394	51,101
Cheung Kong Infrastructure Holdings Ltd.	16,000	116,869
China Animal Healthcare Ltd.	85,000	70,168
Luye Pharma Group Ltd.	193,500	279,284
PAX Global Technology Ltd. (a)	628,000	674,505
Sihuan Pharmaceutical Holdings Group Ltd.	308,000	245,938
Silverlake Axis Ltd. Class A	198,000	209,628
TOTAL BERMUDA		1,647,493
Brazil - 1.4%
BB Seguridade Participacoes SA	8,000	106,736
Cetip SA - Mercados Organizado	8,009	101,490
Direcional Engenharia SA	28,800	118,552
Embraer SA	15,500	150,065
JBS SA	50,400	224,755
Kepler Weber SA	6,000	112,595
Kroton Educacional SA	17,400	124,010
Minerva SA (a)	30,200	155,394
Natura Cosmeticos SA	4,800	69,736
Qualicorp SA (a)	9,500	96,614
Smiles SA	13,300	229,727
Weg SA	10,180	120,086
TOTAL BRAZIL		1,609,760
British Virgin Islands - 0.1%
Epic Gas Ltd. (a)	15,100	82,832
Canada - 3.6%
AGT Food & Ingredients, Inc.	8,900	218,660
Algonquin Power & Utilities Corp.	15,300	124,892
B2Gold Corp. (a)	75,500	125,939
Common Stocks - continued
	Shares	Value
Canada - continued
Canadian Natural Resources Ltd.	6,300	$ 219,847
Canadian Pacific Railway Ltd.	1,010	210,083
CCL Industries, Inc. Class B	1,300	131,425
Clearwater Seafoods, Inc.	52,600	523,176
Constellation Software, Inc.	1,100	309,880
EnerCare, Inc.	14,000	184,215
Enghouse Systems Ltd.	5,408	181,666
FirstService Corp. (sub. vtg.)	2,700	142,684
Gildan Activewear, Inc.	4,900	291,900
Imperial Oil Ltd.	2,700	129,915
New Gold, Inc. (a)	13,900	50,442
Stantec, Inc.	2,400	152,064
Stella-Jones, Inc.	9,300	270,076
Suncor Energy, Inc.	12,600	447,409
SunOpta, Inc. (a)	12,200	172,752
TransForce, Inc.	7,700	188,290
TOTAL CANADA		4,075,315
Cayman Islands - 4.7%
Anta Sports Products Ltd.	109,000	213,944
Chailease Holding Co. Ltd.	78,000	192,327
China Aircraft Leasing Group Holdings Ltd. (a)	343,500	313,747
China Cord Blood Corp. (a)	20,800	105,872
China Pioneer Pharma Hld Ltd.	343,000	326,170
China Shengmu Organic Milk Ltd. (a)(e)	884,000	276,658
Chlitina Holding Ltd.	13,000	67,777
Comba Telecom Systems Holdings Ltd.	696,850	319,721
Consun Pharmaceutical Group Ltd.	321,000	278,233
CT Environmental Group Ltd.	286,000	305,431
EVA Precision Industrial Holdings Ltd.	1,116,000	298,302
Greatview Aseptic Pack Co. Ltd.	278,000	183,014
Nexteer Auto Group Ltd.	336,000	299,345
PW Medtech Group Ltd. (a)	454,000	286,653
Shenzhou International Group Holdings Ltd.	79,000	272,743
Sino Biopharmaceutical Ltd.	312,000	314,118
Sitoy Group Holdings Ltd.	223,000	183,658
Sunny Optical Technology Group Co. Ltd.	182,000	294,516
Tencent Holdings Ltd.	10,150	163,134
The United Laboratories International Holdings Ltd. (a)	302,000	231,676
Want Want China Holdings Ltd.	105,000	143,385
Xinyi Solar Holdings Ltd.	842,000	284,961
TOTAL CAYMAN ISLANDS		5,355,385
Common Stocks - continued
	Shares	Value
China - 1.0%
China CITIC Bank Corp. Ltd. (H Shares)	229,000	$ 149,182
CSR Corp. Ltd. (H Shares)	273,000	277,747
Harbin Electric Machinery Co. Ltd.(H Shares)	104,000	62,765
PICC Property & Casualty Co. Ltd. (H Shares)	108,000	198,119
Xinjiang Goldwind Science & Technology Co. Ltd. (H Shares)	103,800	186,292
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	4,900	15,398
Zhuzhou CSR Times Electric Co. Ltd. (H Shares)	68,000	292,425
TOTAL CHINA		1,181,928
Denmark - 1.3%
Ambu A/S Series B	1,300	91,927
Genmab A/S (a)	7,000	305,127
Pandora A/S	9,500	799,731
Royal Unibrew A/S (a)	1,400	228,639
TOTAL DENMARK		1,425,424
Finland - 0.5%
Nokia Corp.	47,200	394,398
Valmet Corp.	18,300	193,322
TOTAL FINLAND		587,720
France - 0.4%
Korian-Medica	9,524	343,685
Schneider Electric SA	1,900	149,716
Solocal Group SA (a)	13	8
TOTAL FRANCE		493,409
Germany - 1.0%
Deutsche Annington Immobilien SE	4,400	127,205
Fresenius SE & Co. KGaA	2,800	144,037
GFT Technologies AG	20,200	278,830
MLP AG	12,800	64,963
Nemetschek AG	1,500	149,213
OSRAM Licht AG (a)	3,136	109,879
Patrizia Immobilien AG	14,590	196,913
Rocket Internet AG (a)	1,037	55,229
TOTAL GERMANY		1,126,269
Hong Kong - 1.0%
AIA Group Ltd.	36,600	204,244
BYD Electronic International Co. Ltd.	279,500	332,514
Guangdong Investment Ltd.	112,000	147,327
Guotai Junan International Holdings Ltd.	284,000	198,380
Common Stocks - continued
	Shares	Value
Hong Kong - continued
Lenovo Group Ltd.	166,000	$ 244,685
MTR Corp. Ltd.	6	24
TOTAL HONG KONG		1,127,174
India - 4.1%
Adani Ports & Special Economic Zone	11,880	55,220
AIA Engineering Ltd. (a)	11,454	175,034
Alstom India Ltd. (a)	33,456	288,744
Arvind Mills Ltd.	22,673	109,937
Ashok Leyland Ltd. (a)	151,723	114,551
Aurobindo Pharma Ltd.	4,624	72,923
Balkrishna Industries Ltd.	4,477	56,183
Bharat Heavy Electricals Ltd.	34,189	142,834
Britannia Industries Ltd. (a)	5,013	124,908
Cadila Healthcare Ltd. (a)	5,877	136,290
Cyient Ltd.	23,108	180,970
Dalmia Bharat Ltd. (a)	18,789	129,210
Divi's Laboratories Ltd. (a)	2,762	84,239
Godrej Properties Ltd. (a)	32,434	128,759
HDFC Bank Ltd.	13,874	224,972
Hero Motocorp Ltd.	3,024	151,001
Housing Development Finance Corp. Ltd.	19,966	359,572
ICICI Bank Ltd. (a)	1,252	33,249
IndusInd Bank Ltd. (a)	3,167	38,384
Kaveri Seed Co. Ltd.	5,457	81,993
Lupin Ltd.	5,320	123,176
Motherson Sumi Systems Ltd.	23,324	159,696
Pc Jeweller Ltd. (a)	84,539	332,468
Persistent Systems Ltd.	6,362	134,503
Prestige Estates Projects Ltd.	36,979	135,217
Rallis India Ltd.	29,662	110,720
Sun Pharmaceutical Industries Ltd.	8,197	112,806
Supreme Industries Ltd. (a)	10,222	101,246
Tata Motors Ltd. (a)	26,686	233,146
Tech Mahindra Ltd.	2,949	120,885
Torrent Pharmaceuticals Ltd.	3,496	50,211
UPL Ltd.	21,571	122,105
Voltas Ltd. (a)	51,574	210,898
TOTAL INDIA		4,636,050
Indonesia - 0.8%
Kimia Farma Tbk PT	1,419,400	135,920
Common Stocks - continued
	Shares	Value
Indonesia - continued
PT Bank Central Asia Tbk	148,300	$ 160,096
PT Bank Rakyat Indonesia Tbk	136,400	124,996
PT Kalbe Farma Tbk	63,100	8,909
PT Pakuwon Jati Tbk	4,700,400	175,041
PT Pembangunan Perumahan Persero Tbk	751,200	163,505
Wijaya Karya Beton Tbk PT	1,558,600	148,873
TOTAL INDONESIA		917,340
Ireland - 1.0%
Accenture PLC Class A	1,600	129,792
C&C Group PLC	65,100	289,936
Jazz Pharmaceuticals PLC (a)	4,400	742,896
TOTAL IRELAND		1,162,624
Israel - 0.6%
Sarine Technologies Ltd.	83,000	192,485
Teva Pharmaceutical Industries Ltd. sponsored ADR	8,900	502,583
TOTAL ISRAEL		695,068
Japan - 6.5%
Alps Electric Co. Ltd.	14,400	245,105
Asahi Co. Ltd.	24,700	274,635
ASAHI INTECC Co. Ltd.	5,400	247,477
Asics Corp.	12,600	295,053
Astellas Pharma, Inc.	14,000	217,287
Broadleaf Co. Ltd.	17,200	271,849
Hitachi Metals Ltd.	14,000	236,359
Jamco Corp.	15,300	338,068
Japan Aviation Electronics Industry Ltd.	12,000	237,754
KDDI Corp.	2,200	144,473
Keyence Corp.	600	290,750
Kinugawa Rubber Industrial Co. Ltd.	37,000	156,832
Koito Manufacturing Co. Ltd.	9,700	292,283
Koshidaka Holdings Co. Ltd.	11,600	198,081
Minebea Ltd.	12,000	164,429
Misumi Group, Inc.	28,700	905,596
Mitsubishi Electric Corp.	49,000	631,796
NEC Corp.	253,000	894,704
Pigeon Corp.	3,100	193,246
San-Ai Oil Co. Ltd.	20,000	138,442
Common Stocks - continued
	Shares	Value
Japan - continued
SMS Co., Ltd.	9,300	$ 261,696
Tsuruha Holdings, Inc.	11,300	667,161
TOTAL JAPAN		7,303,076
Kenya - 0.5%
Co. Operative Bank of Kenya Ltd.	745,000	176,984
Equity Bank Ltd. (a)	357,800	204,000
Safaricom Ltd.	1,000,500	136,457
TOTAL KENYA		517,441
Korea (South) - 2.0%
AfreecaTV Co. Ltd.	4,794	130,732
AMOREPACIFIC Corp.	24	51,375
Chong Kun Dang Pharmaceutical Corp.	1,396	92,378
Cosmax Bti, Inc.	2,610	123,887
Coway Co. Ltd.	1,535	116,577
EO Technics Co. Ltd.	1,000	102,751
Hansae Co. Ltd.	2,914	99,263
Hanssem Co. Ltd.	1,175	139,432
Huons Co. Ltd.	2,102	126,185
JVM Co. Ltd. (a)	2,299	124,531
Koh Young Technology, Inc.	5,026	154,366
Medy-Tox, Inc.	1,216	282,484
PSK, Inc.	7,475	102,965
Suheung Capsule Co. Ltd.	1,599	88,400
SundayToz Corp.	13,570	253,859
Vieworks Co. Ltd.	4,687	157,914
Youngone Corp.	2,487	147,908
TOTAL KOREA (SOUTH)		2,295,007
Liberia - 0.2%
Royal Caribbean Cruises Ltd.	4,000	271,880
Malaysia - 1.2%
Berjaya Auto Bhd	136,200	145,412
Cahya Mata Sarawak Bhd	81,500	107,365
IJM Corp. Bhd	59,800	125,681
IJM Land Bhd	123,300	128,823
Matrix Concepts Holdings Bhd	128,850	117,555
Multi-Purpose Holdings Bhd (a)	130,000	95,245
My E.G.Services Bhd	219,900	272,911
Common Stocks - continued
	Shares	Value
Malaysia - continued
Scientex Bhd	94,600	$ 205,597
TIME dotCom Bhd (a)	73,400	115,541
TOTAL MALAYSIA		1,314,130
Marshall Islands - 0.3%
StealthGas, Inc. (a)	35,900	301,560
Mexico - 0.6%
Corporacion Inmobiliaria Vesta S.A.B. de CV	64,000	140,488
Fibra Uno Administracion SA de CV	34,700	120,595
Grupo Aeroportuario del Pacifico SA de CV Series B	14,000	95,251
Grupo Financiero Interacciones SA de CV	14,000	114,058
Infraestructura Energetica Nova S.A.B. de CV	17,500	107,109
Megacable Holdings S.A.B. de CV unit	27,200	124,605
TOTAL MEXICO		702,106
Netherlands - 0.3%
AerCap Holdings NV (a)	2,600	112,684
Unilever NV (Certificaten Van Aandelen) (Bearer)	6,921	268,247
TOTAL NETHERLANDS		380,931
New Zealand - 0.2%
Fisher & Paykel Healthcare Corp.	44,943	195,835
Norway - 0.3%
Marine Harvest ASA	20,300	287,499
Philippines - 0.4%
Ayala Corp.	11,890	182,381
Megaworld Corp.	2,544,000	280,576
TOTAL PHILIPPINES		462,957
Poland - 0.5%
Grupa Kety SA	2,800	231,692
ING Bank Slaski SA	2,400	99,368
Kruk SA (a)	8,600	275,027
TOTAL POLAND		606,087
Russia - 0.1%
Magnit OJSC (a)	536	148,300
Singapore - 0.3%
Religare Health Trust	368,000	286,102
South Africa - 3.2%
Astral Foods Ltd.	19,500	267,968
AVI Ltd.	46,900	305,729
Common Stocks - continued
	Shares	Value
South Africa - continued
Capitec Bank Holdings Ltd.	9,300	$ 245,322
Clicks Group Ltd.	16,695	113,674
Consolidated Infra Group Ltd. (a)	64,700	187,241
Discovery Holdings Ltd.	11,500	104,608
FirstRand Ltd.	18,600	79,596
Grand Parade Investments Ltd. (a)	274,300	176,819
MMI Holdings Ltd.	42,400	108,367
Mpact Ltd.	49,651	160,255
Mr Price Group Ltd.	4,700	97,219
Netcare Ltd.	44,000	133,040
Peregrine Holdings Ltd.	129,600	270,133
Pioneer Foods Ltd.	13,000	140,257
Quantum Foods Holdings (a)	13,000	3,595
Rand Merchant Insurance Holdings Ltd.	33,800	120,494
Sanlam Ltd.	40,500	255,747
Super Group Ltd. (a)	35,400	101,324
Tiger Brands Ltd.	9,300	279,605
Transaction Capital Ltd.	212,400	140,576
Woolworths Holdings Ltd.	17,900	127,218
Zeder Investments Ltd.	388,604	204,348
TOTAL SOUTH AFRICA		3,623,135
Sweden - 0.4%
Betsson AB (B Shares)	6,000	211,670
Fagerhult AB	10,548	194,271
TOTAL SWEDEN		405,941
Switzerland - 0.9%
Comet Holding AG	486	323,781
Lonza Group AG	3,922	431,679
Nestle SA	3,743	274,490
TOTAL SWITZERLAND		1,029,950
Taiwan - 0.6%
Advanced Semiconductor Engineering, Inc.	24,000	28,907
Aerospace Industries Development Corp. (a)	65,000	71,656
Hota Industrial Manufacturing Co. Ltd.	42,000	75,138
Makalot Industrial Co. Ltd.	16,000	83,581
Novatek Microelectronics Corp.	22,000	113,696
San Shing Fastech Corp.	40,600	105,439
Common Stocks - continued
	Shares	Value
Taiwan - continued
Topoint Technology Co. Ltd.	89,903	$ 85,354
Vanguard International Semiconductor Corp.	74,000	111,003
TOTAL TAIWAN		674,774
Thailand - 1.3%
Charoen Pokphand Foods PCL (For. Reg.)	295,600	283,645
Demco Public Co. Ltd.	507,500	258,700
KCE Electronics PCL	300	368
Major Cineplex Group PCL (For. Reg.)	121,700	88,909
MC Group PCL	136,400	69,067
Samart Telecoms PCL	417,100	281,693
Supalai PCL (For. Reg.)	169,300	133,967
SVI PCL	1,844,700	300,467
TOTAL THAILAND		1,416,816
Turkey - 0.9%
Akcansa Cimento A/S	9,000	57,904
Aselsan A/S	59,000	268,103
Soda Sanayii AS	68,354	126,704
Trakya Cam Sanayii A/S	108,000	141,885
Turk Sise ve Cam Fabrikalari A/S	89,000	135,343
Turk Traktor ve Ziraat Makinalari A/S	8,000	252,311
TOTAL TURKEY		982,250
United Kingdom - 2.5%
Al Noor Hospitals Group PLC	4,600	74,984
BG Group PLC	10,000	166,660
Cairn Energy PLC (a)	147,717	342,875
Dialog Semiconductor PLC (a)	9,200	316,125
Direct Line Insurance Group PLC	62,382	275,427
Domino's Pizza UK & IRL PLC	28,500	289,734
Hikma Pharmaceuticals PLC	6,168	186,979
National Grid PLC	12,502	185,529
Persimmon PLC	12,200	285,524
Prudential PLC	8,725	202,036
SABMiller PLC	2,800	157,890
SkyePharma PLC (a)	62,600	350,995
Tullow Oil PLC	31	241
TOTAL UNITED KINGDOM		2,834,999
United States of America - 50.4%
3M Co.	1,500	230,655
AbbVie, Inc.	8,100	514,026
Common Stocks - continued
	Shares	Value
United States of America - continued
Abraxas Petroleum Corp. (a)	110,200	$ 455,126
Activision Blizzard, Inc.	7,000	139,650
AFLAC, Inc.	9,400	561,462
Agilent Technologies, Inc.	4,400	243,232
Alliance Data Systems Corp. (a)	2,100	595,035
AMN Healthcare Services, Inc. (a)	56,100	962,115
Apogee Enterprises, Inc.	6,600	289,740
Apple, Inc.	12,700	1,371,602
Argan, Inc.	8,600	299,366
Ashford Hospitality Prime, Inc.	6,300	109,179
AutoZone, Inc. (a)	500	276,760
BlackRock, Inc. Class A	2,600	886,886
Boston Scientific Corp. (a)	40,300	535,184
Brocade Communications Systems, Inc.	22,500	241,425
Cadence Design Systems, Inc. (a)	23,400	420,030
Capital One Financial Corp.	7,200	595,944
Cardinal Health, Inc.	15,700	1,232,136
Caterpillar, Inc.	7,100	720,011
CBRE Group, Inc. (a)	14,200	454,400
CDW Corp.	24,600	758,664
Church & Dwight Co., Inc.	1,900	137,579
Citigroup, Inc.	15,700	840,421
City National Corp.	1,800	141,678
Comcast Corp. Class A	11,200	619,920
CRA International, Inc. (a)	5,000	150,000
Cummins, Inc.	6,000	877,080
CVS Health Corp.	9,400	806,614
DaVita HealthCare Partners, Inc. (a)	7,300	569,911
Deere & Co.	3,300	282,282
Dermira, Inc.	3,500	53,795
DineEquity, Inc.	3,600	320,256
DIRECTV (a)	6,400	555,456
DTE Energy Co.	3,400	279,344
E.I. du Pont de Nemours & Co.	6,900	477,135
Electronic Arts, Inc. (a)	15,000	614,550
Enanta Pharmaceuticals, Inc. (a)	3,200	137,600
Enservco Corp. (a)(d)	37,400	107,712
Esterline Technologies Corp. (a)	3,900	456,729
Ethan Allen Interiors, Inc.	7,400	209,420
Facebook, Inc. Class A (a)	6,200	464,938
Farmer Brothers Co. (a)	22,900	667,764
FedEx Corp.	6,360	1,064,664
Common Stocks - continued
	Shares	Value
United States of America - continued
FelCor Lodging Trust, Inc.	29,300	$ 314,389
Ferro Corp. (a)	42,900	562,848
Fidelity National Information Services, Inc.	15,800	922,562
FleetCor Technologies, Inc. (a)	450	67,752
Foot Locker, Inc.	8,000	448,080
G-III Apparel Group Ltd. (a)	8,100	642,735
Generac Holdings, Inc. (a)	6,400	290,176
Gilead Sciences, Inc. (a)	8,300	929,600
Global Payments, Inc.	16,200	1,304,100
Google, Inc. Class C (a)	1,555	869,369
Halliburton Co.	8,100	446,634
Hanesbrands, Inc.	7,400	781,514
Hologic, Inc. (a)	15,700	411,183
Hooker Furniture Corp.	19,000	290,510
Houston Wire & Cable Co.	15,923	215,916
Howard Hughes Corp. (a)	530	78,111
Illinois Tool Works, Inc.	5,600	509,880
Jones Lang LaSalle, Inc.	5,900	797,739
Juniper Networks, Inc.	5,100	107,457
Kroger Co.	10,100	562,671
Ladder Capital Corp. Class A	14,800	281,052
Lakeland Financial Corp.	7,000	290,080
Lennar Corp. Class A	6,100	262,788
Liberty Tax, Inc. (a)	15,800	598,662
Malibu Boats, Inc. Class A (a)	7,200	134,352
Marsh & McLennan Companies, Inc.	2,700	146,799
McGraw Hill Financial, Inc.	8,400	760,032
McKesson Corp.	6,500	1,322,165
MedAssets, Inc. (a)	19,700	426,702
Medtronic, Inc.	9,800	667,968
MRC Global, Inc. (a)	7,200	151,416
Multi-Color Corp.	7,000	345,100
Murphy U.S.A., Inc. (a)	5,775	330,908
NVIDIA Corp.	11,800	230,572
NVR, Inc. (a)	200	245,516
Old Dominion Freight Lines, Inc. (a)	2,000	145,740
Omega Flex, Inc.	21,700	577,654
Omnicare, Inc.	8,337	555,161
Opus Bank	2,700	71,010
PetSmart, Inc.	4,500	325,575
Phillips 66 Co.	6,800	533,800
Polaris Industries, Inc.	3,100	467,666
Common Stocks - continued
	Shares	Value
United States of America - continued
Praxair, Inc.	4,300	$ 541,757
Primerica, Inc.	10,900	557,535
Procter & Gamble Co.	13,800	1,204,326
Providence Service Corp. (a)	13,400	592,012
PulteGroup, Inc.	18,100	347,339
QUALCOMM, Inc.	2,000	157,020
Reinsurance Group of America, Inc.	3,600	303,300
Riverbed Technology, Inc. (a)	23,000	436,770
Ruth's Hospitality Group, Inc.	53,300	648,661
Saia, Inc. (a)	11,400	558,828
SLM Corp.	47,800	456,490
SM Energy Co.	5,400	304,020
Snap-On, Inc.	4,500	594,630
SS&C Technologies Holdings, Inc. (a)	5,200	251,264
Steris Corp.	14,000	865,200
Super Micro Computer, Inc. (a)	15,800	504,968
Sysco Corp.	7,200	277,488
Textron, Inc.	19,500	809,835
TFS Financial Corp.	18,800	280,872
Thermo Fisher Scientific, Inc.	6,900	811,233
Time Warner Cable, Inc.	1,400	206,094
TiVo, Inc. (a)	3,100	40,455
TJX Companies, Inc.	7,500	474,900
Total System Services, Inc.	16,700	564,293
U.S. Bancorp	4,100	174,660
U.S. Physical Therapy, Inc.	6,500	280,475
UMB Financial Corp.	3,392	202,095
Union Pacific Corp.	6,400	745,280
Universal Electronics, Inc. (a)	2,700	153,603
Verizon Communications, Inc.	8,700	437,175
Visa, Inc. Class A	3,100	748,433
Wyndham Worldwide Corp.	11,500	893,205
Yum! Brands, Inc.	6,400	459,712
TOTAL UNITED STATES OF AMERICA		57,035,348
TOTAL COMMON STOCKS (Cost $101,397,468)		110,911,008
Nonconvertible Preferred Stocks - 0.0%
	Shares	Value
India - 0.0%
Zee Entertainment Enterprises Ltd. (Cost $2,240)	302,169	$ 4,241
Money Market Funds - 4.6%

Fidelity Cash Central Fund, 0.11% (b)	5,029,367	5,029,367
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	240,164	240,164
TOTAL MONEY MARKET FUNDS (Cost $5,269,531)		5,269,531
TOTAL INVESTMENT PORTFOLIO - 102.7% (Cost $106,669,239)		116,184,780
NET OTHER ASSETS (LIABILITIES) - (2.7)%		(3,094,159)
NET ASSETS - 100%		$ 113,090,621
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $276,658 or 0.2% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,274
Fidelity Securities Lending Cash Central Fund	17,377
Total	$ 18,651
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 17,526,683	$ 13,630,948	$ 3,895,735	$ -
Consumer Staples	9,816,177	7,131,770	2,684,407	-
Energy	3,728,174	3,340,240	305,102	82,832
Financials	15,167,357	11,704,236	3,463,121	-
Health Care	19,670,401	15,872,290	3,798,111	-
Industrials	18,288,536	12,487,729	5,230,635	570,172
Information Technology	20,044,509	13,300,098	6,744,411	-
Materials	4,075,448	2,736,177	1,339,271	-
Telecommunication Services	1,331,463	573,632	757,831	-
Utilities	1,266,501	511,345	755,156	-
Money Market Funds	5,269,531	5,269,531	-	-
Total Investments in Securities:	$ 116,184,780	$ 86,557,996	$ 28,973,780	$ 653,004

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 2,651,414
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $229,218) - See accompanying schedule: Unaffiliated issuers (cost $101,399,708)	$ 110,915,249
Fidelity Central Funds (cost $5,269,531)	5,269,531
Total Investments (cost $106,669,239)		$ 116,184,780
Foreign currency held at value (cost $608)		649
Receivable for investments sold		813,423
Receivable for fund shares sold		116,580
Dividends receivable		81,509
Distributions receivable from Fidelity Central Funds		1,292
Prepaid expenses		342
Receivable from investment adviser for expense reductions		43,201
Other receivables		54,910
Total assets		117,296,686

Liabilities
Payable for investments purchased	$ 3,610,860
Payable for fund shares redeemed	71,920
Accrued management fee	79,116
Distribution and service plan fees payable	29,438
Other affiliated payables	23,258
Other payables and accrued expenses	151,309
Collateral on securities loaned, at value	240,164
Total liabilities		4,206,065

Net Assets		$ 113,090,621
Net Assets consist of:
Paid in capital		$ 104,218,739
Undistributed net investment income		23,087
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(644,811)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		9,493,606
Net Assets		$ 113,090,621

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($35,986,520 ÷ 2,348,872 shares)	$ 15.32

Maximum offering price per share (100/94.25 of $15.32)	$ 16.25
Class T: Net Asset Value and redemption price per share ($20,974,544 ÷ 1,416,376 shares)	$ 14.81

Maximum offering price per share (100/96.50 of $14.81)	$ 15.35
Class B: Net Asset Value and offering price per share ($1,223,094 ÷ 88,925 shares)A	$ 13.75

Class C: Net Asset Value and offering price per share ($15,747,088 ÷ 1,147,855 shares)A	$ 13.72

Institutional Class: Net Asset Value, offering price and redemption price per share ($39,159,375 ÷ 2,459,878 shares)	$ 15.92

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 1,756,816
Income from Fidelity Central Funds		18,651
Income before foreign taxes withheld		1,775,467
Less foreign taxes withheld		(136,598)
Total income		1,638,869

Expenses
Management fee Basic fee	$ 751,963
Performance adjustment	83,404
Transfer agent fees	232,454
Distribution and service plan fees	351,315
Accounting and security lending fees	45,327
Custodian fees and expenses	196,651
Independent trustees' compensation	435
Registration fees	64,479
Audit	84,142
Legal	373
Miscellaneous	969
Total expenses before reductions	1,811,512
Expense reductions	(170,593)	1,640,919
Net investment income (loss)		(2,050)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	16,716,357
Foreign currency transactions	(66,575)
Total net realized gain (loss)		16,649,782
Change in net unrealized appreciation (depreciation) on: Investment securities	(4,084,197)
Assets and liabilities in foreign currencies	(1,245)
Total change in net unrealized appreciation (depreciation)		(4,085,442)
Net gain (loss)		12,564,340
Net increase (decrease) in net assets resulting from operations		$ 12,562,290

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,050)	$ 230,594
Net realized gain (loss)	16,649,782	16,749,024
Change in net unrealized appreciation (depreciation)	(4,085,442)	6,178,412
Net increase (decrease) in net assets resulting from operations	12,562,290	23,158,030
Distributions to shareholders from net investment income	(195,453)	(34,747)
Distributions to shareholders from net realized gain	(407,917)	-
Total distributions	(603,370)	(34,747)
Share transactions - net increase (decrease)	3,705,620	(1,761,053)
Redemption fees	573	649
Total increase (decrease) in net assets	15,665,113	21,362,879

Net Assets
Beginning of period	97,425,508	76,062,629
End of period (including undistributed net investment income of $23,087 and undistributed net investment income of $195,519, respectively)	$ 113,090,621	$ 97,425,508

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.64	$ 10.40	$ 9.57	$ 11.41	$ 9.04
Income from Investment Operations
Net investment income (loss) C	.01	.04	.02	(.03)	.01
Net realized and unrealized gain (loss)	1.76	3.20	.81	(1.76)	2.47
Total from investment operations	1.77	3.24	.83	(1.79)	2.48
Distributions from net investment income	(.02)	-	-	-	(.03)
Distributions from net realized gain	(.06)	-	-	(.05)	(.08)
Total distributions	(.09) H	-	-	(.05)	(.11)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 15.32	$ 13.64	$ 10.40	$ 9.57	$ 11.41
Total Return A, B	13.03%	31.15%	8.67%	(15.81)%	27.68%
Ratios to Average Net Assets D, F
Expenses before reductions	1.62%	1.38%	1.43%	1.51%	1.89%
Expenses net of fee waivers, if any	1.45%	1.38%	1.43%	1.45%	1.50%
Expenses net of all reductions	1.45%	1.35%	1.40%	1.43%	1.44%
Net investment income (loss)	.07%	.33%	.22%	(.24)%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 35,987	$ 33,694	$ 26,961	$ 36,367	$ 30,383
Portfolio turnover rate E	249%	211%	155%	140%	179%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.09 per share is comprised of distributions from net investment income of $.024 and distributions from net realized gain of $.064 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.19	$ 10.09	$ 9.31	$ 11.11	$ 8.82
Income from Investment Operations
Net investment income (loss) C	(.03)	- G	- G	(.05)	(.01)
Net realized and unrealized gain (loss)	1.71	3.10	.78	(1.72)	2.39
Total from investment operations	1.68	3.10	.78	(1.77)	2.38
Distributions from net investment income	-	-	-	-	(.01)
Distributions from net realized gain	(.06)	-	-	(.03)	(.08)
Total distributions	(.06)	-	-	(.03)	(.09)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 14.81	$ 13.19	$ 10.09	$ 9.31	$ 11.11
Total Return A, B	12.77%	30.72%	8.38%	(15.97)%	27.20%
Ratios to Average Net Assets D, F
Expenses before reductions	1.93%	1.68%	1.71%	1.80%	2.32%
Expenses net of fee waivers, if any	1.70%	1.68%	1.70%	1.70%	1.75%
Expenses net of all reductions	1.70%	1.64%	1.68%	1.68%	1.70%
Net investment income (loss)	(.17)%	.04%	(.05)%	(.49)%	(.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,975	$ 19,193	$ 15,731	$ 24,180	$ 23,237
Portfolio turnover rate E	249%	211%	155%	140%	179%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.27	$ 9.43	$ 8.74	$ 10.46	$ 8.31
Income from Investment Operations
Net investment income (loss) C	(.09)	(.05)	(.05)	(.10)	(.06)
Net realized and unrealized gain (loss)	1.58	2.89	.74	(1.62)	2.26
Total from investment operations	1.49	2.84	.69	(1.72)	2.20
Distributions from net realized gain	(.01)	-	-	- G	(.05)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 13.75	$ 12.27	$ 9.43	$ 8.74	$ 10.46
Total Return A, B	12.11%	30.12%	7.89%	(16.42)%	26.64%
Ratios to Average Net Assets D, F
Expenses before reductions	2.44%	2.17%	2.19%	2.32%	2.82%
Expenses net of fee waivers, if any	2.20%	2.17%	2.19%	2.20%	2.25%
Expenses net of all reductions	2.20%	2.13%	2.17%	2.18%	2.19%
Net investment income (loss)	(.68)%	(.45)%	(.54)%	(.99)%	(.62)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,223	$ 1,331	$ 1,401	$ 1,926	$ 2,731
Portfolio turnover rate E	249%	211%	155%	140%	179%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.26	$ 9.41	$ 8.73	$ 10.46	$ 8.31
Income from Investment Operations
Net investment income (loss) C	(.09)	(.05)	(.05)	(.10)	(.06)
Net realized and unrealized gain (loss)	1.58	2.90	.73	(1.61)	2.27
Total from investment operations	1.49	2.85	.68	(1.71)	2.21
Distributions from net realized gain	(.03)	-	-	(.02)	(.06)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 13.72	$ 12.26	$ 9.41	$ 8.73	$ 10.46
Total Return A, B	12.13%	30.29%	7.79%	(16.38)%	26.68%
Ratios to Average Net Assets D, F
Expenses before reductions	2.40%	2.16%	2.18%	2.28%	2.77%
Expenses net of fee waivers, if any	2.20%	2.16%	2.18%	2.20%	2.25%
Expenses net of all reductions	2.20%	2.13%	2.16%	2.18%	2.20%
Net investment income (loss)	(.67)%	(.45)%	(.53)%	(.99)%	(.63)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,747	$ 13,055	$ 9,421	$ 11,632	$ 7,986
Portfolio turnover rate E	249%	211%	155%	140%	179%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 14.18	$ 10.78	$ 9.88	$ 11.76	$ 9.31
Income from Investment Operations
Net investment income (loss) B	.05	.09	.06	- F	.04
Net realized and unrealized gain (loss)	1.82	3.33	.84	(1.82)	2.54
Total from investment operations	1.87	3.42	.90	(1.82)	2.58
Distributions from net investment income	(.06)	(.02)	-	-	(.05)
Distributions from net realized gain	(.06)	-	-	(.06)	(.08)
Total distributions	(.13) G	(.02)	-	(.06)	(.13)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 15.92	$ 14.18	$ 10.78	$ 9.88	$ 11.76
Total Return A	13.27%	31.74%	9.11%	(15.60)%	28.00%
Ratios to Average Net Assets C, E
Expenses before reductions	1.29%	1.02%	1.06%	1.18%	1.43%
Expenses net of fee waivers, if any	1.20%	1.02%	1.06%	1.17%	1.25%
Expenses net of all reductions	1.20%	.99%	1.03%	1.15%	1.19%
Net investment income (loss)	.33%	.69%	.59%	.04%	.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 39,159	$ 30,153	$ 22,548	$ 28,725	$ 12,936
Portfolio turnover rate D	249%	211%	155%	140%	179%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.13 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $.064 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Advisor Global Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 11,061,915
Gross unrealized depreciation	(2,085,278)
Net unrealized appreciation (depreciation) on securities	$ 8,976,637
Tax Cost	$ 107,208,143

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (105,904)
Net unrealized appreciation (depreciation) on securities and other investments	$ 8,977,790

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2019	$ (105,904)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 603,370	$ 34,747

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $266,922,919 and $265,637,336, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to its benchmark index, the MSCI All Country World Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .78% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 89,172	$ 1,095
Class T	.25%	.25%	102,445	257
Class B	.75%	.25%	13,323	10,012
Class C	.75%	.25%	146,375	17,024
			$ 351,315	$ 28,388

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 13,309
Class T	4,742
Class B*	255
Class C*	538
$ 18,844

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 81,726.23
Class T	59,556.29
Class B	4,050.30
Class C	37,505.26
Institutional Class	49,617.14
	$ 232,454

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $5,300 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $171 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of

Annual Report

7. Security Lending - continued

the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $17,377. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2015. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement

Class A	1.45%	$ 59,949
Class T	1.70%	47,486
Class B	2.20%	3,223
Class C	2.20%	29,027
Institutional Class	1.20%	30,638
		$ 170,323

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $270 for the period.

Annual Report

Notes to Financial Statements - continued

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 59,620	$ -
Institutional Class	135,833	34,747
Total	$ 195,453	$ 34,747
From net realized gain
Class A	$ 158,986	$ -
Class T	85,532	-
Class B	537	-
Class C	27,029	-
Institutional Class	135,833	-
Total	$ 407,917	$ -

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	591,626	373,063	$ 8,791,852	$ 4,494,237
Reinvestment of distributions	14,554	-	202,003	-
Shares redeemed	(726,930)	(496,412)	(10,858,770)	(5,849,205)
Net increase (decrease)	(120,750)	(123,349)	$ (1,864,915)	$ (1,354,968)
Class T
Shares sold	191,912	216,464	$ 2,773,971	$ 2,510,696
Reinvestment of distributions	6,209	-	83,505	-
Shares redeemed	(236,313)	(321,703)	(3,370,930)	(3,651,942)
Net increase (decrease)	(38,192)	(105,239)	$ (513,454)	$ (1,141,246)
Class B
Shares sold	7,695	5,625	$ 100,901	$ 60,358
Reinvestment of distributions	41	-	513	-
Shares redeemed	(27,284)	(45,845)	(363,912)	(485,095)
Net increase (decrease)	(19,548)	(40,220)	$ (262,498)	$ (424,737)
Class C
Shares sold	308,334	323,235	$ 4,159,482	$ 3,465,927
Reinvestment of distributions	2,025	-	25,331	-
Shares redeemed	(227,752)	(258,872)	(3,054,673)	(2,771,491)
Net increase (decrease)	82,607	64,363	$ 1,130,140	$ 694,436

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10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Institutional Class
Shares sold	494,369	283,059	$ 7,721,563	$ 3,455,485
Reinvestment of distributions	17,076	2,789	245,727	30,990
Shares redeemed	(178,721)	(250,158)	(2,750,943)	(3,021,013)
Net increase (decrease)	332,724	35,690	$ 5,216,347	$ 465,462

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International II Fund was the owner of record of approximately 13% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Global Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Global Capital Appreciation Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Global Capital Appreciation Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 22, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class A designates 47%; Class T designates 67%; Class B designates 100%; and Class C designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A, Class T, Class B, and Class C designate 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/09/13	$0.0976	$0.0096

Class T	12/09/13	$0.0686	$0.0096

Class B	12/09/13	$0.0146	$0.0096

Class C	12/09/13	$0.0346	$0.0096

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Global Capital Appreciation Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Global Capital Appreciation Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Global Capital Appreciation Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and Institutional Class ranked below its competitive median for 2013 and the total expense ratio of each of Class T, Class B, and Class C ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class B, Class C, and Institutional Class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 2.20%, and 1.20% through December 31, 2014.

Annual Report

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

AGLO-UANN-1214
1.784744.111

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Global Capital Appreciation

Fund - Institutional Class

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Institutional Class	13.27%	11.96%	6.11%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Capital Appreciation Fund - Institutional Class on October 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Thomas Allen, Portfolio Manager of Fidelity Advisor® Global Capital Appreciation Fund: For the year, the fund's Institutional Class shares returned 13.27%, well ahead of the MSCI index. Versus the index, my picks in consumer discretionary, health care and consumer staples were particularly fruitful. Geographically, stock picking in emerging markets worked well, with India and South Korea adding significant value. At the stock level, U.K.-based Quindell, a fast-growing provider of insurance claims outsourcing, was our largest relative contributor. I sold this position for valuation and other reasons. Other key contributors were Super Micro Computer, a supplier of non-branded, customized servers, and India-based Aurobindo Pharma. The first two contributors I mentioned were not part of the index. Conversely, stock selection and a relatively light exposure to the United States, which represented almost half of the index, hampered relative performance. At the stock level, negligible exposure to strong-performing index component Apple detracted the most versus the index. Not owning software giant Microsoft, another solid performer in the index, also hurt.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.45%
Actual		$ 1,000.00	$ 1,032.30	$ 7.43
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38
Class T	1.70%
Actual		$ 1,000.00	$ 1,030.60	$ 8.70
HypotheticalA		$ 1,000.00	$ 1,016.64	$ 8.64
Class B	2.20%
Actual		$ 1,000.00	$ 1,027.70	$ 11.24
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 11.17
Class C	2.20%
Actual		$ 1,000.00	$ 1,028.50	$ 11.25
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 11.17
Institutional Class	1.20%
Actual		$ 1,000.00	$ 1,033.80	$ 6.15
HypotheticalA		$ 1,000.00	$ 1,019.16	$ 6.11

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc. (United States of America, Technology Hardware, Storage & Peripherals)	1.2	0.0
McKesson Corp. (United States of America, Health Care Providers & Services)	1.2	0.5
Global Payments, Inc. (United States of America, IT Services)	1.2	0.2
Cardinal Health, Inc. (United States of America, Health Care Providers & Services)	1.1	0.0
Procter & Gamble Co. (United States of America, Household Products)	1.1	0.0
	5.8
Top Five Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	17.6	20.1
Health Care	17.6	8.2
Industrials	16.4	16.9
Consumer Discretionary	15.6	20.4
Financials	13.4	10.0
Top Five Countries as of October 31, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	50.4	39.3
Japan	6.5	1.9
Cayman Islands	4.7	1.2
India	4.1	3.2
Canada	3.6	8.9
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2014	As of April 30, 2014
Stocks 98.1%	Stocks 96.7%
Short-Term Investments and Net Other Assets (Liabilities) 1.9%	Short-Term Investments and Net Other Assets (Liabilities) 3.3%

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 98.1%
	Shares	Value
Australia - 1.2%
Altium Ltd.	101,603	$ 275,427
Ardent Leisure Group unit	73,155	200,382
Ausdrill Ltd.	246,041	133,068
CSL Ltd.	4,115	290,531
Imdex Ltd. (a)	192,909	102,147
Qube Holdings Ltd.	85,261	184,436
Vocus Communications Ltd. (d)	41,427	216,124
TOTAL AUSTRALIA		1,402,115
Belgium - 0.3%
Ion Beam Applications SA (a)	17,700	308,978
Bermuda - 1.5%
BW LPG Ltd.	5,394	51,101
Cheung Kong Infrastructure Holdings Ltd.	16,000	116,869
China Animal Healthcare Ltd.	85,000	70,168
Luye Pharma Group Ltd.	193,500	279,284
PAX Global Technology Ltd. (a)	628,000	674,505
Sihuan Pharmaceutical Holdings Group Ltd.	308,000	245,938
Silverlake Axis Ltd. Class A	198,000	209,628
TOTAL BERMUDA		1,647,493
Brazil - 1.4%
BB Seguridade Participacoes SA	8,000	106,736
Cetip SA - Mercados Organizado	8,009	101,490
Direcional Engenharia SA	28,800	118,552
Embraer SA	15,500	150,065
JBS SA	50,400	224,755
Kepler Weber SA	6,000	112,595
Kroton Educacional SA	17,400	124,010
Minerva SA (a)	30,200	155,394
Natura Cosmeticos SA	4,800	69,736
Qualicorp SA (a)	9,500	96,614
Smiles SA	13,300	229,727
Weg SA	10,180	120,086
TOTAL BRAZIL		1,609,760
British Virgin Islands - 0.1%
Epic Gas Ltd. (a)	15,100	82,832
Canada - 3.6%
AGT Food & Ingredients, Inc.	8,900	218,660
Algonquin Power & Utilities Corp.	15,300	124,892
B2Gold Corp. (a)	75,500	125,939
Common Stocks - continued
	Shares	Value
Canada - continued
Canadian Natural Resources Ltd.	6,300	$ 219,847
Canadian Pacific Railway Ltd.	1,010	210,083
CCL Industries, Inc. Class B	1,300	131,425
Clearwater Seafoods, Inc.	52,600	523,176
Constellation Software, Inc.	1,100	309,880
EnerCare, Inc.	14,000	184,215
Enghouse Systems Ltd.	5,408	181,666
FirstService Corp. (sub. vtg.)	2,700	142,684
Gildan Activewear, Inc.	4,900	291,900
Imperial Oil Ltd.	2,700	129,915
New Gold, Inc. (a)	13,900	50,442
Stantec, Inc.	2,400	152,064
Stella-Jones, Inc.	9,300	270,076
Suncor Energy, Inc.	12,600	447,409
SunOpta, Inc. (a)	12,200	172,752
TransForce, Inc.	7,700	188,290
TOTAL CANADA		4,075,315
Cayman Islands - 4.7%
Anta Sports Products Ltd.	109,000	213,944
Chailease Holding Co. Ltd.	78,000	192,327
China Aircraft Leasing Group Holdings Ltd. (a)	343,500	313,747
China Cord Blood Corp. (a)	20,800	105,872
China Pioneer Pharma Hld Ltd.	343,000	326,170
China Shengmu Organic Milk Ltd. (a)(e)	884,000	276,658
Chlitina Holding Ltd.	13,000	67,777
Comba Telecom Systems Holdings Ltd.	696,850	319,721
Consun Pharmaceutical Group Ltd.	321,000	278,233
CT Environmental Group Ltd.	286,000	305,431
EVA Precision Industrial Holdings Ltd.	1,116,000	298,302
Greatview Aseptic Pack Co. Ltd.	278,000	183,014
Nexteer Auto Group Ltd.	336,000	299,345
PW Medtech Group Ltd. (a)	454,000	286,653
Shenzhou International Group Holdings Ltd.	79,000	272,743
Sino Biopharmaceutical Ltd.	312,000	314,118
Sitoy Group Holdings Ltd.	223,000	183,658
Sunny Optical Technology Group Co. Ltd.	182,000	294,516
Tencent Holdings Ltd.	10,150	163,134
The United Laboratories International Holdings Ltd. (a)	302,000	231,676
Want Want China Holdings Ltd.	105,000	143,385
Xinyi Solar Holdings Ltd.	842,000	284,961
TOTAL CAYMAN ISLANDS		5,355,385
Common Stocks - continued
	Shares	Value
China - 1.0%
China CITIC Bank Corp. Ltd. (H Shares)	229,000	$ 149,182
CSR Corp. Ltd. (H Shares)	273,000	277,747
Harbin Electric Machinery Co. Ltd.(H Shares)	104,000	62,765
PICC Property & Casualty Co. Ltd. (H Shares)	108,000	198,119
Xinjiang Goldwind Science & Technology Co. Ltd. (H Shares)	103,800	186,292
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	4,900	15,398
Zhuzhou CSR Times Electric Co. Ltd. (H Shares)	68,000	292,425
TOTAL CHINA		1,181,928
Denmark - 1.3%
Ambu A/S Series B	1,300	91,927
Genmab A/S (a)	7,000	305,127
Pandora A/S	9,500	799,731
Royal Unibrew A/S (a)	1,400	228,639
TOTAL DENMARK		1,425,424
Finland - 0.5%
Nokia Corp.	47,200	394,398
Valmet Corp.	18,300	193,322
TOTAL FINLAND		587,720
France - 0.4%
Korian-Medica	9,524	343,685
Schneider Electric SA	1,900	149,716
Solocal Group SA (a)	13	8
TOTAL FRANCE		493,409
Germany - 1.0%
Deutsche Annington Immobilien SE	4,400	127,205
Fresenius SE & Co. KGaA	2,800	144,037
GFT Technologies AG	20,200	278,830
MLP AG	12,800	64,963
Nemetschek AG	1,500	149,213
OSRAM Licht AG (a)	3,136	109,879
Patrizia Immobilien AG	14,590	196,913
Rocket Internet AG (a)	1,037	55,229
TOTAL GERMANY		1,126,269
Hong Kong - 1.0%
AIA Group Ltd.	36,600	204,244
BYD Electronic International Co. Ltd.	279,500	332,514
Guangdong Investment Ltd.	112,000	147,327
Guotai Junan International Holdings Ltd.	284,000	198,380
Common Stocks - continued
	Shares	Value
Hong Kong - continued
Lenovo Group Ltd.	166,000	$ 244,685
MTR Corp. Ltd.	6	24
TOTAL HONG KONG		1,127,174
India - 4.1%
Adani Ports & Special Economic Zone	11,880	55,220
AIA Engineering Ltd. (a)	11,454	175,034
Alstom India Ltd. (a)	33,456	288,744
Arvind Mills Ltd.	22,673	109,937
Ashok Leyland Ltd. (a)	151,723	114,551
Aurobindo Pharma Ltd.	4,624	72,923
Balkrishna Industries Ltd.	4,477	56,183
Bharat Heavy Electricals Ltd.	34,189	142,834
Britannia Industries Ltd. (a)	5,013	124,908
Cadila Healthcare Ltd. (a)	5,877	136,290
Cyient Ltd.	23,108	180,970
Dalmia Bharat Ltd. (a)	18,789	129,210
Divi's Laboratories Ltd. (a)	2,762	84,239
Godrej Properties Ltd. (a)	32,434	128,759
HDFC Bank Ltd.	13,874	224,972
Hero Motocorp Ltd.	3,024	151,001
Housing Development Finance Corp. Ltd.	19,966	359,572
ICICI Bank Ltd. (a)	1,252	33,249
IndusInd Bank Ltd. (a)	3,167	38,384
Kaveri Seed Co. Ltd.	5,457	81,993
Lupin Ltd.	5,320	123,176
Motherson Sumi Systems Ltd.	23,324	159,696
Pc Jeweller Ltd. (a)	84,539	332,468
Persistent Systems Ltd.	6,362	134,503
Prestige Estates Projects Ltd.	36,979	135,217
Rallis India Ltd.	29,662	110,720
Sun Pharmaceutical Industries Ltd.	8,197	112,806
Supreme Industries Ltd. (a)	10,222	101,246
Tata Motors Ltd. (a)	26,686	233,146
Tech Mahindra Ltd.	2,949	120,885
Torrent Pharmaceuticals Ltd.	3,496	50,211
UPL Ltd.	21,571	122,105
Voltas Ltd. (a)	51,574	210,898
TOTAL INDIA		4,636,050
Indonesia - 0.8%
Kimia Farma Tbk PT	1,419,400	135,920
Common Stocks - continued
	Shares	Value
Indonesia - continued
PT Bank Central Asia Tbk	148,300	$ 160,096
PT Bank Rakyat Indonesia Tbk	136,400	124,996
PT Kalbe Farma Tbk	63,100	8,909
PT Pakuwon Jati Tbk	4,700,400	175,041
PT Pembangunan Perumahan Persero Tbk	751,200	163,505
Wijaya Karya Beton Tbk PT	1,558,600	148,873
TOTAL INDONESIA		917,340
Ireland - 1.0%
Accenture PLC Class A	1,600	129,792
C&C Group PLC	65,100	289,936
Jazz Pharmaceuticals PLC (a)	4,400	742,896
TOTAL IRELAND		1,162,624
Israel - 0.6%
Sarine Technologies Ltd.	83,000	192,485
Teva Pharmaceutical Industries Ltd. sponsored ADR	8,900	502,583
TOTAL ISRAEL		695,068
Japan - 6.5%
Alps Electric Co. Ltd.	14,400	245,105
Asahi Co. Ltd.	24,700	274,635
ASAHI INTECC Co. Ltd.	5,400	247,477
Asics Corp.	12,600	295,053
Astellas Pharma, Inc.	14,000	217,287
Broadleaf Co. Ltd.	17,200	271,849
Hitachi Metals Ltd.	14,000	236,359
Jamco Corp.	15,300	338,068
Japan Aviation Electronics Industry Ltd.	12,000	237,754
KDDI Corp.	2,200	144,473
Keyence Corp.	600	290,750
Kinugawa Rubber Industrial Co. Ltd.	37,000	156,832
Koito Manufacturing Co. Ltd.	9,700	292,283
Koshidaka Holdings Co. Ltd.	11,600	198,081
Minebea Ltd.	12,000	164,429
Misumi Group, Inc.	28,700	905,596
Mitsubishi Electric Corp.	49,000	631,796
NEC Corp.	253,000	894,704
Pigeon Corp.	3,100	193,246
San-Ai Oil Co. Ltd.	20,000	138,442
Common Stocks - continued
	Shares	Value
Japan - continued
SMS Co., Ltd.	9,300	$ 261,696
Tsuruha Holdings, Inc.	11,300	667,161
TOTAL JAPAN		7,303,076
Kenya - 0.5%
Co. Operative Bank of Kenya Ltd.	745,000	176,984
Equity Bank Ltd. (a)	357,800	204,000
Safaricom Ltd.	1,000,500	136,457
TOTAL KENYA		517,441
Korea (South) - 2.0%
AfreecaTV Co. Ltd.	4,794	130,732
AMOREPACIFIC Corp.	24	51,375
Chong Kun Dang Pharmaceutical Corp.	1,396	92,378
Cosmax Bti, Inc.	2,610	123,887
Coway Co. Ltd.	1,535	116,577
EO Technics Co. Ltd.	1,000	102,751
Hansae Co. Ltd.	2,914	99,263
Hanssem Co. Ltd.	1,175	139,432
Huons Co. Ltd.	2,102	126,185
JVM Co. Ltd. (a)	2,299	124,531
Koh Young Technology, Inc.	5,026	154,366
Medy-Tox, Inc.	1,216	282,484
PSK, Inc.	7,475	102,965
Suheung Capsule Co. Ltd.	1,599	88,400
SundayToz Corp.	13,570	253,859
Vieworks Co. Ltd.	4,687	157,914
Youngone Corp.	2,487	147,908
TOTAL KOREA (SOUTH)		2,295,007
Liberia - 0.2%
Royal Caribbean Cruises Ltd.	4,000	271,880
Malaysia - 1.2%
Berjaya Auto Bhd	136,200	145,412
Cahya Mata Sarawak Bhd	81,500	107,365
IJM Corp. Bhd	59,800	125,681
IJM Land Bhd	123,300	128,823
Matrix Concepts Holdings Bhd	128,850	117,555
Multi-Purpose Holdings Bhd (a)	130,000	95,245
My E.G.Services Bhd	219,900	272,911
Common Stocks - continued
	Shares	Value
Malaysia - continued
Scientex Bhd	94,600	$ 205,597
TIME dotCom Bhd (a)	73,400	115,541
TOTAL MALAYSIA		1,314,130
Marshall Islands - 0.3%
StealthGas, Inc. (a)	35,900	301,560
Mexico - 0.6%
Corporacion Inmobiliaria Vesta S.A.B. de CV	64,000	140,488
Fibra Uno Administracion SA de CV	34,700	120,595
Grupo Aeroportuario del Pacifico SA de CV Series B	14,000	95,251
Grupo Financiero Interacciones SA de CV	14,000	114,058
Infraestructura Energetica Nova S.A.B. de CV	17,500	107,109
Megacable Holdings S.A.B. de CV unit	27,200	124,605
TOTAL MEXICO		702,106
Netherlands - 0.3%
AerCap Holdings NV (a)	2,600	112,684
Unilever NV (Certificaten Van Aandelen) (Bearer)	6,921	268,247
TOTAL NETHERLANDS		380,931
New Zealand - 0.2%
Fisher & Paykel Healthcare Corp.	44,943	195,835
Norway - 0.3%
Marine Harvest ASA	20,300	287,499
Philippines - 0.4%
Ayala Corp.	11,890	182,381
Megaworld Corp.	2,544,000	280,576
TOTAL PHILIPPINES		462,957
Poland - 0.5%
Grupa Kety SA	2,800	231,692
ING Bank Slaski SA	2,400	99,368
Kruk SA (a)	8,600	275,027
TOTAL POLAND		606,087
Russia - 0.1%
Magnit OJSC (a)	536	148,300
Singapore - 0.3%
Religare Health Trust	368,000	286,102
South Africa - 3.2%
Astral Foods Ltd.	19,500	267,968
AVI Ltd.	46,900	305,729
Common Stocks - continued
	Shares	Value
South Africa - continued
Capitec Bank Holdings Ltd.	9,300	$ 245,322
Clicks Group Ltd.	16,695	113,674
Consolidated Infra Group Ltd. (a)	64,700	187,241
Discovery Holdings Ltd.	11,500	104,608
FirstRand Ltd.	18,600	79,596
Grand Parade Investments Ltd. (a)	274,300	176,819
MMI Holdings Ltd.	42,400	108,367
Mpact Ltd.	49,651	160,255
Mr Price Group Ltd.	4,700	97,219
Netcare Ltd.	44,000	133,040
Peregrine Holdings Ltd.	129,600	270,133
Pioneer Foods Ltd.	13,000	140,257
Quantum Foods Holdings (a)	13,000	3,595
Rand Merchant Insurance Holdings Ltd.	33,800	120,494
Sanlam Ltd.	40,500	255,747
Super Group Ltd. (a)	35,400	101,324
Tiger Brands Ltd.	9,300	279,605
Transaction Capital Ltd.	212,400	140,576
Woolworths Holdings Ltd.	17,900	127,218
Zeder Investments Ltd.	388,604	204,348
TOTAL SOUTH AFRICA		3,623,135
Sweden - 0.4%
Betsson AB (B Shares)	6,000	211,670
Fagerhult AB	10,548	194,271
TOTAL SWEDEN		405,941
Switzerland - 0.9%
Comet Holding AG	486	323,781
Lonza Group AG	3,922	431,679
Nestle SA	3,743	274,490
TOTAL SWITZERLAND		1,029,950
Taiwan - 0.6%
Advanced Semiconductor Engineering, Inc.	24,000	28,907
Aerospace Industries Development Corp. (a)	65,000	71,656
Hota Industrial Manufacturing Co. Ltd.	42,000	75,138
Makalot Industrial Co. Ltd.	16,000	83,581
Novatek Microelectronics Corp.	22,000	113,696
San Shing Fastech Corp.	40,600	105,439
Common Stocks - continued
	Shares	Value
Taiwan - continued
Topoint Technology Co. Ltd.	89,903	$ 85,354
Vanguard International Semiconductor Corp.	74,000	111,003
TOTAL TAIWAN		674,774
Thailand - 1.3%
Charoen Pokphand Foods PCL (For. Reg.)	295,600	283,645
Demco Public Co. Ltd.	507,500	258,700
KCE Electronics PCL	300	368
Major Cineplex Group PCL (For. Reg.)	121,700	88,909
MC Group PCL	136,400	69,067
Samart Telecoms PCL	417,100	281,693
Supalai PCL (For. Reg.)	169,300	133,967
SVI PCL	1,844,700	300,467
TOTAL THAILAND		1,416,816
Turkey - 0.9%
Akcansa Cimento A/S	9,000	57,904
Aselsan A/S	59,000	268,103
Soda Sanayii AS	68,354	126,704
Trakya Cam Sanayii A/S	108,000	141,885
Turk Sise ve Cam Fabrikalari A/S	89,000	135,343
Turk Traktor ve Ziraat Makinalari A/S	8,000	252,311
TOTAL TURKEY		982,250
United Kingdom - 2.5%
Al Noor Hospitals Group PLC	4,600	74,984
BG Group PLC	10,000	166,660
Cairn Energy PLC (a)	147,717	342,875
Dialog Semiconductor PLC (a)	9,200	316,125
Direct Line Insurance Group PLC	62,382	275,427
Domino's Pizza UK & IRL PLC	28,500	289,734
Hikma Pharmaceuticals PLC	6,168	186,979
National Grid PLC	12,502	185,529
Persimmon PLC	12,200	285,524
Prudential PLC	8,725	202,036
SABMiller PLC	2,800	157,890
SkyePharma PLC (a)	62,600	350,995
Tullow Oil PLC	31	241
TOTAL UNITED KINGDOM		2,834,999
United States of America - 50.4%
3M Co.	1,500	230,655
AbbVie, Inc.	8,100	514,026
Common Stocks - continued
	Shares	Value
United States of America - continued
Abraxas Petroleum Corp. (a)	110,200	$ 455,126
Activision Blizzard, Inc.	7,000	139,650
AFLAC, Inc.	9,400	561,462
Agilent Technologies, Inc.	4,400	243,232
Alliance Data Systems Corp. (a)	2,100	595,035
AMN Healthcare Services, Inc. (a)	56,100	962,115
Apogee Enterprises, Inc.	6,600	289,740
Apple, Inc.	12,700	1,371,602
Argan, Inc.	8,600	299,366
Ashford Hospitality Prime, Inc.	6,300	109,179
AutoZone, Inc. (a)	500	276,760
BlackRock, Inc. Class A	2,600	886,886
Boston Scientific Corp. (a)	40,300	535,184
Brocade Communications Systems, Inc.	22,500	241,425
Cadence Design Systems, Inc. (a)	23,400	420,030
Capital One Financial Corp.	7,200	595,944
Cardinal Health, Inc.	15,700	1,232,136
Caterpillar, Inc.	7,100	720,011
CBRE Group, Inc. (a)	14,200	454,400
CDW Corp.	24,600	758,664
Church & Dwight Co., Inc.	1,900	137,579
Citigroup, Inc.	15,700	840,421
City National Corp.	1,800	141,678
Comcast Corp. Class A	11,200	619,920
CRA International, Inc. (a)	5,000	150,000
Cummins, Inc.	6,000	877,080
CVS Health Corp.	9,400	806,614
DaVita HealthCare Partners, Inc. (a)	7,300	569,911
Deere & Co.	3,300	282,282
Dermira, Inc.	3,500	53,795
DineEquity, Inc.	3,600	320,256
DIRECTV (a)	6,400	555,456
DTE Energy Co.	3,400	279,344
E.I. du Pont de Nemours & Co.	6,900	477,135
Electronic Arts, Inc. (a)	15,000	614,550
Enanta Pharmaceuticals, Inc. (a)	3,200	137,600
Enservco Corp. (a)(d)	37,400	107,712
Esterline Technologies Corp. (a)	3,900	456,729
Ethan Allen Interiors, Inc.	7,400	209,420
Facebook, Inc. Class A (a)	6,200	464,938
Farmer Brothers Co. (a)	22,900	667,764
FedEx Corp.	6,360	1,064,664
Common Stocks - continued
	Shares	Value
United States of America - continued
FelCor Lodging Trust, Inc.	29,300	$ 314,389
Ferro Corp. (a)	42,900	562,848
Fidelity National Information Services, Inc.	15,800	922,562
FleetCor Technologies, Inc. (a)	450	67,752
Foot Locker, Inc.	8,000	448,080
G-III Apparel Group Ltd. (a)	8,100	642,735
Generac Holdings, Inc. (a)	6,400	290,176
Gilead Sciences, Inc. (a)	8,300	929,600
Global Payments, Inc.	16,200	1,304,100
Google, Inc. Class C (a)	1,555	869,369
Halliburton Co.	8,100	446,634
Hanesbrands, Inc.	7,400	781,514
Hologic, Inc. (a)	15,700	411,183
Hooker Furniture Corp.	19,000	290,510
Houston Wire & Cable Co.	15,923	215,916
Howard Hughes Corp. (a)	530	78,111
Illinois Tool Works, Inc.	5,600	509,880
Jones Lang LaSalle, Inc.	5,900	797,739
Juniper Networks, Inc.	5,100	107,457
Kroger Co.	10,100	562,671
Ladder Capital Corp. Class A	14,800	281,052
Lakeland Financial Corp.	7,000	290,080
Lennar Corp. Class A	6,100	262,788
Liberty Tax, Inc. (a)	15,800	598,662
Malibu Boats, Inc. Class A (a)	7,200	134,352
Marsh & McLennan Companies, Inc.	2,700	146,799
McGraw Hill Financial, Inc.	8,400	760,032
McKesson Corp.	6,500	1,322,165
MedAssets, Inc. (a)	19,700	426,702
Medtronic, Inc.	9,800	667,968
MRC Global, Inc. (a)	7,200	151,416
Multi-Color Corp.	7,000	345,100
Murphy U.S.A., Inc. (a)	5,775	330,908
NVIDIA Corp.	11,800	230,572
NVR, Inc. (a)	200	245,516
Old Dominion Freight Lines, Inc. (a)	2,000	145,740
Omega Flex, Inc.	21,700	577,654
Omnicare, Inc.	8,337	555,161
Opus Bank	2,700	71,010
PetSmart, Inc.	4,500	325,575
Phillips 66 Co.	6,800	533,800
Polaris Industries, Inc.	3,100	467,666
Common Stocks - continued
	Shares	Value
United States of America - continued
Praxair, Inc.	4,300	$ 541,757
Primerica, Inc.	10,900	557,535
Procter & Gamble Co.	13,800	1,204,326
Providence Service Corp. (a)	13,400	592,012
PulteGroup, Inc.	18,100	347,339
QUALCOMM, Inc.	2,000	157,020
Reinsurance Group of America, Inc.	3,600	303,300
Riverbed Technology, Inc. (a)	23,000	436,770
Ruth's Hospitality Group, Inc.	53,300	648,661
Saia, Inc. (a)	11,400	558,828
SLM Corp.	47,800	456,490
SM Energy Co.	5,400	304,020
Snap-On, Inc.	4,500	594,630
SS&C Technologies Holdings, Inc. (a)	5,200	251,264
Steris Corp.	14,000	865,200
Super Micro Computer, Inc. (a)	15,800	504,968
Sysco Corp.	7,200	277,488
Textron, Inc.	19,500	809,835
TFS Financial Corp.	18,800	280,872
Thermo Fisher Scientific, Inc.	6,900	811,233
Time Warner Cable, Inc.	1,400	206,094
TiVo, Inc. (a)	3,100	40,455
TJX Companies, Inc.	7,500	474,900
Total System Services, Inc.	16,700	564,293
U.S. Bancorp	4,100	174,660
U.S. Physical Therapy, Inc.	6,500	280,475
UMB Financial Corp.	3,392	202,095
Union Pacific Corp.	6,400	745,280
Universal Electronics, Inc. (a)	2,700	153,603
Verizon Communications, Inc.	8,700	437,175
Visa, Inc. Class A	3,100	748,433
Wyndham Worldwide Corp.	11,500	893,205
Yum! Brands, Inc.	6,400	459,712
TOTAL UNITED STATES OF AMERICA		57,035,348
TOTAL COMMON STOCKS (Cost $101,397,468)		110,911,008
Nonconvertible Preferred Stocks - 0.0%
	Shares	Value
India - 0.0%
Zee Entertainment Enterprises Ltd. (Cost $2,240)	302,169	$ 4,241
Money Market Funds - 4.6%

Fidelity Cash Central Fund, 0.11% (b)	5,029,367	5,029,367
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	240,164	240,164
TOTAL MONEY MARKET FUNDS (Cost $5,269,531)		5,269,531
TOTAL INVESTMENT PORTFOLIO - 102.7% (Cost $106,669,239)		116,184,780
NET OTHER ASSETS (LIABILITIES) - (2.7)%		(3,094,159)
NET ASSETS - 100%		$ 113,090,621
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $276,658 or 0.2% of net assets.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,274
Fidelity Securities Lending Cash Central Fund	17,377
Total	$ 18,651
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 17,526,683	$ 13,630,948	$ 3,895,735	$ -
Consumer Staples	9,816,177	7,131,770	2,684,407	-
Energy	3,728,174	3,340,240	305,102	82,832
Financials	15,167,357	11,704,236	3,463,121	-
Health Care	19,670,401	15,872,290	3,798,111	-
Industrials	18,288,536	12,487,729	5,230,635	570,172
Information Technology	20,044,509	13,300,098	6,744,411	-
Materials	4,075,448	2,736,177	1,339,271	-
Telecommunication Services	1,331,463	573,632	757,831	-
Utilities	1,266,501	511,345	755,156	-
Money Market Funds	5,269,531	5,269,531	-	-
Total Investments in Securities:	$ 116,184,780	$ 86,557,996	$ 28,973,780	$ 653,004

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 2,651,414
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $229,218) - See accompanying schedule: Unaffiliated issuers (cost $101,399,708)	$ 110,915,249
Fidelity Central Funds (cost $5,269,531)	5,269,531
Total Investments (cost $106,669,239)		$ 116,184,780
Foreign currency held at value (cost $608)		649
Receivable for investments sold		813,423
Receivable for fund shares sold		116,580
Dividends receivable		81,509
Distributions receivable from Fidelity Central Funds		1,292
Prepaid expenses		342
Receivable from investment adviser for expense reductions		43,201
Other receivables		54,910
Total assets		117,296,686

Liabilities
Payable for investments purchased	$ 3,610,860
Payable for fund shares redeemed	71,920
Accrued management fee	79,116
Distribution and service plan fees payable	29,438
Other affiliated payables	23,258
Other payables and accrued expenses	151,309
Collateral on securities loaned, at value	240,164
Total liabilities		4,206,065

Net Assets		$ 113,090,621
Net Assets consist of:
Paid in capital		$ 104,218,739
Undistributed net investment income		23,087
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(644,811)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		9,493,606
Net Assets		$ 113,090,621

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($35,986,520 ÷ 2,348,872 shares)	$ 15.32

Maximum offering price per share (100/94.25 of $15.32)	$ 16.25
Class T: Net Asset Value and redemption price per share ($20,974,544 ÷ 1,416,376 shares)	$ 14.81

Maximum offering price per share (100/96.50 of $14.81)	$ 15.35
Class B: Net Asset Value and offering price per share ($1,223,094 ÷ 88,925 shares)A	$ 13.75

Class C: Net Asset Value and offering price per share ($15,747,088 ÷ 1,147,855 shares)A	$ 13.72

Institutional Class: Net Asset Value, offering price and redemption price per share ($39,159,375 ÷ 2,459,878 shares)	$ 15.92

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 1,756,816
Income from Fidelity Central Funds		18,651
Income before foreign taxes withheld		1,775,467
Less foreign taxes withheld		(136,598)
Total income		1,638,869

Expenses
Management fee Basic fee	$ 751,963
Performance adjustment	83,404
Transfer agent fees	232,454
Distribution and service plan fees	351,315
Accounting and security lending fees	45,327
Custodian fees and expenses	196,651
Independent trustees' compensation	435
Registration fees	64,479
Audit	84,142
Legal	373
Miscellaneous	969
Total expenses before reductions	1,811,512
Expense reductions	(170,593)	1,640,919
Net investment income (loss)		(2,050)
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	16,716,357
Foreign currency transactions	(66,575)
Total net realized gain (loss)		16,649,782
Change in net unrealized appreciation (depreciation) on: Investment securities	(4,084,197)
Assets and liabilities in foreign currencies	(1,245)
Total change in net unrealized appreciation (depreciation)		(4,085,442)
Net gain (loss)		12,564,340
Net increase (decrease) in net assets resulting from operations		$ 12,562,290

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ (2,050)	$ 230,594
Net realized gain (loss)	16,649,782	16,749,024
Change in net unrealized appreciation (depreciation)	(4,085,442)	6,178,412
Net increase (decrease) in net assets resulting from operations	12,562,290	23,158,030
Distributions to shareholders from net investment income	(195,453)	(34,747)
Distributions to shareholders from net realized gain	(407,917)	-
Total distributions	(603,370)	(34,747)
Share transactions - net increase (decrease)	3,705,620	(1,761,053)
Redemption fees	573	649
Total increase (decrease) in net assets	15,665,113	21,362,879

Net Assets
Beginning of period	97,425,508	76,062,629
End of period (including undistributed net investment income of $23,087 and undistributed net investment income of $195,519, respectively)	$ 113,090,621	$ 97,425,508

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.64	$ 10.40	$ 9.57	$ 11.41	$ 9.04
Income from Investment Operations
Net investment income (loss) C	.01	.04	.02	(.03)	.01
Net realized and unrealized gain (loss)	1.76	3.20	.81	(1.76)	2.47
Total from investment operations	1.77	3.24	.83	(1.79)	2.48
Distributions from net investment income	(.02)	-	-	-	(.03)
Distributions from net realized gain	(.06)	-	-	(.05)	(.08)
Total distributions	(.09) H	-	-	(.05)	(.11)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 15.32	$ 13.64	$ 10.40	$ 9.57	$ 11.41
Total Return A, B	13.03%	31.15%	8.67%	(15.81)%	27.68%
Ratios to Average Net Assets D, F
Expenses before reductions	1.62%	1.38%	1.43%	1.51%	1.89%
Expenses net of fee waivers, if any	1.45%	1.38%	1.43%	1.45%	1.50%
Expenses net of all reductions	1.45%	1.35%	1.40%	1.43%	1.44%
Net investment income (loss)	.07%	.33%	.22%	(.24)%	.13%
Supplemental Data
Net assets, end of period (000 omitted)	$ 35,987	$ 33,694	$ 26,961	$ 36,367	$ 30,383
Portfolio turnover rate E	249%	211%	155%	140%	179%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.09 per share is comprised of distributions from net investment income of $.024 and distributions from net realized gain of $.064 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.19	$ 10.09	$ 9.31	$ 11.11	$ 8.82
Income from Investment Operations
Net investment income (loss) C	(.03)	- G	- G	(.05)	(.01)
Net realized and unrealized gain (loss)	1.71	3.10	.78	(1.72)	2.39
Total from investment operations	1.68	3.10	.78	(1.77)	2.38
Distributions from net investment income	-	-	-	-	(.01)
Distributions from net realized gain	(.06)	-	-	(.03)	(.08)
Total distributions	(.06)	-	-	(.03)	(.09)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 14.81	$ 13.19	$ 10.09	$ 9.31	$ 11.11
Total Return A, B	12.77%	30.72%	8.38%	(15.97)%	27.20%
Ratios to Average Net Assets D, F
Expenses before reductions	1.93%	1.68%	1.71%	1.80%	2.32%
Expenses net of fee waivers, if any	1.70%	1.68%	1.70%	1.70%	1.75%
Expenses net of all reductions	1.70%	1.64%	1.68%	1.68%	1.70%
Net investment income (loss)	(.17)%	.04%	(.05)%	(.49)%	(.13)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,975	$ 19,193	$ 15,731	$ 24,180	$ 23,237
Portfolio turnover rate E	249%	211%	155%	140%	179%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.27	$ 9.43	$ 8.74	$ 10.46	$ 8.31
Income from Investment Operations
Net investment income (loss) C	(.09)	(.05)	(.05)	(.10)	(.06)
Net realized and unrealized gain (loss)	1.58	2.89	.74	(1.62)	2.26
Total from investment operations	1.49	2.84	.69	(1.72)	2.20
Distributions from net realized gain	(.01)	-	-	- G	(.05)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 13.75	$ 12.27	$ 9.43	$ 8.74	$ 10.46
Total Return A, B	12.11%	30.12%	7.89%	(16.42)%	26.64%
Ratios to Average Net Assets D, F
Expenses before reductions	2.44%	2.17%	2.19%	2.32%	2.82%
Expenses net of fee waivers, if any	2.20%	2.17%	2.19%	2.20%	2.25%
Expenses net of all reductions	2.20%	2.13%	2.17%	2.18%	2.19%
Net investment income (loss)	(.68)%	(.45)%	(.54)%	(.99)%	(.62)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,223	$ 1,331	$ 1,401	$ 1,926	$ 2,731
Portfolio turnover rate E	249%	211%	155%	140%	179%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.26	$ 9.41	$ 8.73	$ 10.46	$ 8.31
Income from Investment Operations
Net investment income (loss) C	(.09)	(.05)	(.05)	(.10)	(.06)
Net realized and unrealized gain (loss)	1.58	2.90	.73	(1.61)	2.27
Total from investment operations	1.49	2.85	.68	(1.71)	2.21
Distributions from net realized gain	(.03)	-	-	(.02)	(.06)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 13.72	$ 12.26	$ 9.41	$ 8.73	$ 10.46
Total Return A, B	12.13%	30.29%	7.79%	(16.38)%	26.68%
Ratios to Average Net Assets D, F
Expenses before reductions	2.40%	2.16%	2.18%	2.28%	2.77%
Expenses net of fee waivers, if any	2.20%	2.16%	2.18%	2.20%	2.25%
Expenses net of all reductions	2.20%	2.13%	2.16%	2.18%	2.20%
Net investment income (loss)	(.67)%	(.45)%	(.53)%	(.99)%	(.63)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,747	$ 13,055	$ 9,421	$ 11,632	$ 7,986
Portfolio turnover rate E	249%	211%	155%	140%	179%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 14.18	$ 10.78	$ 9.88	$ 11.76	$ 9.31
Income from Investment Operations
Net investment income (loss) B	.05	.09	.06	- F	.04
Net realized and unrealized gain (loss)	1.82	3.33	.84	(1.82)	2.54
Total from investment operations	1.87	3.42	.90	(1.82)	2.58
Distributions from net investment income	(.06)	(.02)	-	-	(.05)
Distributions from net realized gain	(.06)	-	-	(.06)	(.08)
Total distributions	(.13) G	(.02)	-	(.06)	(.13)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 15.92	$ 14.18	$ 10.78	$ 9.88	$ 11.76
Total Return A	13.27%	31.74%	9.11%	(15.60)%	28.00%
Ratios to Average Net Assets C, E
Expenses before reductions	1.29%	1.02%	1.06%	1.18%	1.43%
Expenses net of fee waivers, if any	1.20%	1.02%	1.06%	1.17%	1.25%
Expenses net of all reductions	1.20%	.99%	1.03%	1.15%	1.19%
Net investment income (loss)	.33%	.69%	.59%	.04%	.38%
Supplemental Data
Net assets, end of period (000 omitted)	$ 39,159	$ 30,153	$ 22,548	$ 28,725	$ 12,936
Portfolio turnover rate D	249%	211%	155%	140%	179%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.13 per share is comprised of distributions from net investment income of $.064 and distributions from net realized gain of $.064 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Advisor Global Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

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3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

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Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 11,061,915
Gross unrealized depreciation	(2,085,278)
Net unrealized appreciation (depreciation) on securities	$ 8,976,637
Tax Cost	$ 107,208,143

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$ (105,904)
Net unrealized appreciation (depreciation) on securities and other investments	$ 8,977,790

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2019	$ (105,904)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 603,370	$ 34,747

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Annual Report

3. Significant Accounting Policies - continued

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $266,922,919 and $265,637,336, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to its benchmark index, the MSCI All Country World Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .78% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares, except for the Institutional Class. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 89,172	$ 1,095
Class T	.25%	.25%	102,445	257
Class B	.75%	.25%	13,323	10,012
Class C	.75%	.25%	146,375	17,024
			$ 351,315	$ 28,388

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 13,309
Class T	4,742
Class B*	255
Class C*	538
$ 18,844

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 81,726.23
Class T	59,556.29
Class B	4,050.30
Class C	37,505.26
Institutional Class	49,617.14
	$ 232,454

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $5,300 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $171 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $17,377. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2015. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement

Class A	1.45%	$ 59,949
Class T	1.70%	47,486
Class B	2.20%	3,223
Class C	2.20%	29,027
Institutional Class	1.20%	30,638
		$ 170,323

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $270 for the period.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 59,620	$ -
Institutional Class	135,833	34,747
Total	$ 195,453	$ 34,747
From net realized gain
Class A	$ 158,986	$ -
Class T	85,532	-
Class B	537	-
Class C	27,029	-
Institutional Class	135,833	-
Total	$ 407,917	$ -

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	591,626	373,063	$ 8,791,852	$ 4,494,237
Reinvestment of distributions	14,554	-	202,003	-
Shares redeemed	(726,930)	(496,412)	(10,858,770)	(5,849,205)
Net increase (decrease)	(120,750)	(123,349)	$ (1,864,915)	$ (1,354,968)
Class T
Shares sold	191,912	216,464	$ 2,773,971	$ 2,510,696
Reinvestment of distributions	6,209	-	83,505	-
Shares redeemed	(236,313)	(321,703)	(3,370,930)	(3,651,942)
Net increase (decrease)	(38,192)	(105,239)	$ (513,454)	$ (1,141,246)
Class B
Shares sold	7,695	5,625	$ 100,901	$ 60,358
Reinvestment of distributions	41	-	513	-
Shares redeemed	(27,284)	(45,845)	(363,912)	(485,095)
Net increase (decrease)	(19,548)	(40,220)	$ (262,498)	$ (424,737)
Class C
Shares sold	308,334	323,235	$ 4,159,482	$ 3,465,927
Reinvestment of distributions	2,025	-	25,331	-
Shares redeemed	(227,752)	(258,872)	(3,054,673)	(2,771,491)
Net increase (decrease)	82,607	64,363	$ 1,130,140	$ 694,436

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Notes to Financial Statements - continued

10. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Institutional Class
Shares sold	494,369	283,059	$ 7,721,563	$ 3,455,485
Reinvestment of distributions	17,076	2,789	245,727	30,990
Shares redeemed	(178,721)	(250,158)	(2,750,943)	(3,021,013)
Net increase (decrease)	332,724	35,690	$ 5,216,347	$ 465,462

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International II Fund was the owner of record of approximately 13% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Global Capital Appreciation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Global Capital Appreciation Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Global Capital Appreciation Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 22, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Institutional Class designates 34% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/09/13	$0.1376	$0.0096

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Global Capital Appreciation Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Fidelity Advisor Global Capital Appreciation Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Global Capital Appreciation Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A and Institutional Class ranked below its competitive median for 2013 and the total expense ratio of each of Class T, Class B, and Class C ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class B, Class C, and Institutional Class of the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, 2.20%, and 1.20% through December 31, 2014.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

FIL Investments (Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)

AGLOI-UANN-1214
1.784745.111

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Global Equity Income
Fund - Class A, Class T, and Class C

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Life of fund A
Class A (incl. 5.75% sales charge)	3.39%	10.93%
Class T (incl. 3.50% sales charge)	5.52%	11.69%
Class C (incl. contingent deferred sales charge) B	7.83%	12.73%

A From May 2, 2012.

B Class C shares' contingent deferred sales charges included in the past one year and life of fund total return figures are 1% and 0%, respectively.

Annual Report

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Equity Income Fund - Class A on May 2, 2012, when the fund started, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Ramona Persaud, Portfolio Manager of Fidelity Advisor® Global Equity Income Fund: For the year, the fund's Class A, Class T and Class C shares gained 9.70%, 9.34% and 8.83%, respectively (excluding sales charges), outperforming the MSCI ACWI index. Versus the index, stock selection in several areas drove the fund's outperformance, especially in consumer staples where Dr Pepper Snapple Group added value and was the fund's most overweighted position at period end. Shares of the beverage maker gained on stable pricing in its markets, as well as very strong capital allocation policies including an attractive dividend and generous share buybacks. Other interesting contributors from the sector included Greencore Group, a Dublin-based prepared-foods producer, and South Africa's Astral Foods, a poultry producer. Neither was in the index. In order to lock in profits, I sold the fund's position in Astral by period end. Elsewhere, biotechnology firm Amgen also helped. The biggest individual detractor was a non-index stake in Reunert, a South African industrial conglomerate that struggled with sluggish end markets the past year. It also hurt to avoid index component Gilead Sciences, a biotech firm that did well on its ground-breaking treatment for hepatitis C. Gilead, however, does not pay a dividend, which means it's not a name likely to be held in this portfolio or other equity-income funds.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.45%
Actual		$ 1,000.00	$ 1,032.50	$ 7.43
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38
Class T	1.70%
Actual		$ 1,000.00	$ 1,031.30	$ 8.70
HypotheticalA		$ 1,000.00	$ 1,016.64	$ 8.64
Class C	2.20%
Actual		$ 1,000.00	$ 1,028.90	$ 11.25
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 11.17
Institutional Class	1.20%
Actual		$ 1,000.00	$ 1,033.80	$ 6.15
HypotheticalA		$ 1,000.00	$ 1,019.16	$ 6.11

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc. (United States of America, Technology Hardware, Storage & Peripherals)	2.5	0.0
Johnson & Johnson (United States of America, Pharmaceuticals)	2.4	1.4
JPMorgan Chase & Co. (United States of America, Banks)	2.3	2.1
Amgen, Inc. (United States of America, Biotechnology)	2.1	1.5
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.0	2.1
	11.3
Top Five Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.5	22.7
Consumer Discretionary	14.1	12.4
Health Care	13.5	9.7
Information Technology	11.9	11.3
Consumer Staples	10.3	11.2
Top Five Countries as of October 31, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	48.2	41.3
Japan	9.8	6.7
United Kingdom	6.0	9.8
Switzerland	4.3	3.9
Canada	4.2	3.9
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2014	As of April 30, 2014
Stocks 95.8%	Stocks 96.5%
Short-Term Investments and Net Other Assets (Liabilities) 4.2%	Short-Term Investments and Net Other Assets (Liabilities) 3.5%

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value
Australia - 0.6%
Woodside Petroleum Ltd.	1,710	$ 60,740
Bailiwick of Jersey - 0.6%
Shire PLC	1,000	67,097
Canada - 4.2%
Constellation Software, Inc.	100	28,171
Corus Entertainment, Inc. Class B (non-vtg.)	3,860	71,032
Fairfax Financial Holdings Ltd. (sub. vtg.)	130	59,395
Potash Corp. of Saskatchewan, Inc.	3,340	114,005
PrairieSky Royalty Ltd.	1,100	33,867
Suncor Energy, Inc.	3,930	139,549
TOTAL CANADA		446,019
Cayman Islands - 0.3%
SITC International Holdings Co. Ltd.	55,000	29,298
Chile - 0.4%
Quinenco SA	18,315	38,036
Denmark - 0.7%
Spar Nord Bank A/S	2,800	28,285
Vestas Wind Systems A/S (a)	1,400	46,859
TOTAL DENMARK		75,144
France - 2.7%
Bureau Veritas SA	3,096	76,548
Renault SA	917	68,063
Total SA	2,261	134,989
TOTAL FRANCE		279,600
Germany - 2.1%
AURELIUS AG	1,299	45,124
Gerry Weber International AG (Bearer)	1,340	53,785
OSRAM Licht AG (a)	1,449	50,770
Siemens AG	664	74,895
TOTAL GERMANY		224,574
Greece - 0.3%
Greek Organization of Football Prognostics SA	2,700	32,718
Hong Kong - 1.3%
HKT Trust/HKT Ltd. unit	44,280	53,943
Techtronic Industries Co. Ltd.	26,500	82,961
TOTAL HONG KONG		136,904
Common Stocks - continued
	Shares	Value
Ireland - 1.5%
Accenture PLC Class A	1,190	$ 96,533
Greencore Group PLC	15,815	66,385
TOTAL IRELAND		162,918
Israel - 2.5%
Bezeq The Israel Telecommunication Corp. Ltd.	31,500	53,254
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	900	40,069
Teva Pharmaceutical Industries Ltd. sponsored ADR	2,984	168,506
TOTAL ISRAEL		261,829
Japan - 9.8%
Astellas Pharma, Inc.	11,400	176,934
Broadleaf Co. Ltd.	2,900	45,835
Daiichikosho Co. Ltd.	2,100	52,997
Fukuda Denshi Co. Ltd.	500	25,591
Hoya Corp.	3,700	130,931
Japan Tobacco, Inc.	2,400	81,886
KDDI Corp.	1,500	98,504
Leopalace21 Corp. (a)	7,000	43,844
Mitsubishi Electric Corp.	4,000	51,575
Monex Group, Inc.	19,500	49,770
NEC Corp.	22,000	77,800
Nippon Telegraph & Telephone Corp.	1,200	74,663
Tsuruha Holdings, Inc.	1,300	76,753
VT Holdings Co. Ltd.	6,200	24,485
Workman Co. Ltd.	500	26,133
TOTAL JAPAN		1,037,701
Korea (South) - 0.8%
Coway Co. Ltd.	310	23,543
Samsung Electronics Co. Ltd.	52	60,206
TOTAL KOREA (SOUTH)		83,749
Luxembourg - 0.3%
Altice SA	500	31,135
Netherlands - 1.1%
LyondellBasell Industries NV Class A	1,222	111,972
Norway - 0.2%
Gjensidige Forsikring ASA	1,400	25,426
Singapore - 1.2%
United Overseas Bank Ltd.	7,179	128,617
Common Stocks - continued
	Shares	Value
South Africa - 1.8%
Lewis Group Ltd.	19,200	$ 115,673
Reunert Ltd.	14,300	75,469
TOTAL SOUTH AFRICA		191,142
Spain - 0.5%
Atresmedia Corporacion de Medios de Comunicacion SA	3,600	52,738
Sweden - 4.1%
Intrum Justitia AB	3,240	96,268
Meda AB (A Shares)	3,890	51,100
Nordea Bank AB	13,280	170,313
Svenska Handelsbanken AB (A Shares)	2,360	112,532
TOTAL SWEDEN		430,213
Switzerland - 4.3%
Banque Cantonale Vaudoise (Bearer)	120	64,231
Roche Holding AG (participation certificate)	706	208,342
TE Connectivity Ltd.	1,426	87,171
UBS AG	5,168	89,862
TOTAL SWITZERLAND		449,606
Taiwan - 0.3%
Vanguard International Semiconductor Corp.	24,000	36,001
United Kingdom - 6.0%
Ashmore Group PLC	5,400	27,522
British American Tobacco PLC (United Kingdom)	2,078	117,776
Exova Group Ltd. PLC (a)	1,800	4,888
GlaxoSmithKline PLC	6,925	156,602
Hilton Food Group PLC	11,081	66,474
ITV PLC	24,707	80,233
Reckitt Benckiser Group PLC	507	42,580
Taylor Wimpey PLC	358	678
Tesco PLC	11,000	30,536
WH Smith PLC	5,877	105,766
TOTAL UNITED KINGDOM		633,055
United States of America - 48.2%
AbbVie, Inc.	1,371	87,004
American Tower Corp.	1,010	98,475
Amgen, Inc.	1,348	218,619
Apple, Inc.	2,434	262,868
ARAMARK Holdings Corp.	1,897	52,945
Bank of America Corp.	10,547	180,987
Common Stocks - continued
	Shares	Value
United States of America - continued
Capital One Financial Corp.	1,737	$ 143,771
Chevron Corp.	1,520	182,324
CMS Energy Corp.	1,609	52,566
Comcast Corp. Class A	1,548	85,682
Community Trust Bancorp, Inc.	1,624	58,383
CVB Financial Corp.	4,544	71,704
Danaher Corp.	1,100	88,440
Darden Restaurants, Inc.	1,401	72,544
Dr. Pepper Snapple Group, Inc.	2,758	190,992
Dun & Bradstreet Corp.	703	86,335
E.I. du Pont de Nemours & Co.	600	41,490
Exxon Mobil Corp.	1,778	171,950
FedEx Corp.	750	125,550
Freeport-McMoRan, Inc.	1,915	54,578
General Electric Co.	5,479	141,413
H&R Block, Inc.	2,185	70,597
IBM Corp.	829	136,288
Johnson & Johnson	2,302	248,110
Johnson Controls, Inc.	1,664	78,624
JPMorgan Chase & Co.	4,059	245,488
Lakeland Financial Corp.	1,613	66,843
Lorillard, Inc.	914	56,211
McDonald's Corp.	550	51,552
McGraw Hill Financial, Inc.	884	79,984
Microsoft Corp.	2,844	133,526
MPLX LP	1,179	78,616
Oracle Corp.	4,303	168,032
PepsiCo, Inc.	1,018	97,901
Procter & Gamble Co.	1,365	119,124
SunTrust Banks, Inc.	2,000	78,280
Target Corp.	998	61,696
The Coca-Cola Co.	2,872	120,279
Time Warner Cable, Inc.	627	92,301
U.S. Bancorp	2,420	103,092
United Technologies Corp.	900	96,300
Verizon Communications, Inc.	2,270	114,068
VF Corp.	1,145	77,494
Common Stocks - continued
	Shares	Value
United States of America - continued
W.R. Grace & Co. (a)	563	$ 53,260
Wells Fargo & Co.	3,495	185,550
TOTAL UNITED STATES OF AMERICA		5,081,836
TOTAL COMMON STOCKS (Cost $9,263,688)		10,108,068
Nonconvertible Bonds - 0.0%
Principal Amount
Canada - 0.0%
Constellation Software, Inc. 7.4% 3/31/40 (Cost $429)	CAD	500	421
Money Market Funds - 4.9%
	Shares
Fidelity Cash Central Fund, 0.11% (b) (Cost $515,264)	515,264	515,264
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $9,779,381)		10,623,753
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(77,572)
NET ASSETS - 100%		$ 10,546,181
Currency Abbreviations
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 428
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,465,375	$ 1,278,799	$ 186,576	$ -
Consumer Staples	1,106,966	800,015	306,951	-
Energy	802,035	606,306	195,729	-
Financials	2,157,478	1,845,385	312,093	-
Health Care	1,407,905	773,339	634,566	-
Industrials	1,082,644	926,876	155,768	-
Information Technology	1,263,362	972,795	290,567	-
Materials	375,305	375,305	-	-
Telecommunication Services	394,432	167,322	227,110	-
Utilities	52,566	52,566	-	-
Corporate Bonds	421	-	-	421
Money Market Funds	515,264	515,264	-	-
Total Investments in Securities:	$ 10,623,753	$ 8,313,972	$ 2,309,360	$ 421

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 179,077
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $9,264,117)	$ 10,108,489
Fidelity Central Funds (cost $515,264)	515,264
Total Investments (cost $9,779,381)		$ 10,623,753
Cash		22,803
Foreign currency held at value (cost $502)		502
Receivable for investments sold		470,762
Receivable for fund shares sold		3,868
Dividends receivable		21,376
Distributions receivable from Fidelity Central Funds		44
Prepaid expenses		39
Receivable from investment adviser for expense reductions		3,280
Other receivables		147
Total assets		11,146,574

Liabilities
Payable for investments purchased	$ 7,158
Payable for fund shares redeemed	533,314
Accrued management fee	6,157
Distribution and service plan fees payable	4,311
Other affiliated payables	2,556
Other payables and accrued expenses	46,897
Total liabilities		600,393

Net Assets		$ 10,546,181
Net Assets consist of:
Paid in capital		$ 9,170,304
Undistributed net investment income		4,288
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		527,008
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		844,581
Net Assets		$ 10,546,181

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,024,998 ÷ 310,680 shares)	$ 12.96

Maximum offering price per share (100/94.25 of $12.96)	$ 13.75
Class T: Net Asset Value and redemption price per share ($2,013,746 ÷ 155,504 shares)	$ 12.95

Maximum offering price per share (100/96.50 of $12.95)	$ 13.42
Class C: Net Asset Value and offering price per share ($3,173,363 ÷ 245,471 shares)A	$ 12.93

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,334,074 ÷ 102,856 shares)	$ 12.97

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 268,504
Special dividends		64,920
Income from Fidelity Central Funds		428
Income before foreign taxes withheld		333,852
Less foreign taxes withheld		(17,634)
Total income		316,218

Expenses
Management fee	$ 64,919
Transfer agent fees	21,693
Distribution and service plan fees	44,612
Accounting fees and expenses	4,802
Custodian fees and expenses	19,846
Independent trustees' compensation	36
Registration fees	49,634
Audit	62,616
Legal	25
Miscellaneous	241
Total expenses before reductions	268,424
Expense reductions	(112,043)	156,381
Net investment income (loss)		159,837
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	568,015
Foreign currency transactions	(2,270)
Total net realized gain (loss)		565,745
Change in net unrealized appreciation (depreciation) on: Investment securities	67,045
Assets and liabilities in foreign currencies	53
Total change in net unrealized appreciation (depreciation)		67,098
Net gain (loss)		632,843
Net increase (decrease) in net assets resulting from operations		$ 792,680

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 159,837	$ 65,903
Net realized gain (loss)	565,745	110,778
Change in net unrealized appreciation (depreciation)	67,098	700,327
Net increase (decrease) in net assets resulting from operations	792,680	877,008
Distributions to shareholders from net investment income	(143,546)	(63,596)
Distributions to shareholders from net realized gain	(97,735)	(3,859)
Total distributions	(241,281)	(67,455)
Share transactions - net increase (decrease)	3,932,940	2,177,438
Total increase (decrease) in net assets	4,484,339	2,986,991

Net Assets
Beginning of period	6,061,842	3,074,851
End of period (including undistributed net investment income of $4,288 and $0, respectively)	$ 10,546,181	$ 6,061,842

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012I
Selected Per-Share Data
Net asset value, beginning of period	$ 12.20	$ 10.15	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.25H	.19	.09
Net realized and unrealized gain (loss)	.91	2.05	.16
Total from investment operations	1.16	2.24	.25
Distributions from net investment income	(.22)	(.18)	(.10)
Distributions from net realized gain	(.18)	(.01)	-
Total distributions	(.40)	(.19)	(.10)
Net asset value, end of period	$ 12.96	$ 12.20	$ 10.15
Total ReturnB, C, D	9.70%	22.28%	2.51%
Ratios to Average Net Assets F, J
Expenses before reductions	2.63%	4.37%	7.41%A
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%A
Expenses net of all reductions	1.45%	1.43%	1.44%A
Net investment income (loss)	1.95%H	1.66%	1.89%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,025	$ 2,115	$ 756
Portfolio turnover rateG	112%	78%	36% K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.25%.

I For the period May 2, 2012 (commencement of operations) to October 31, 2012.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012I
Selected Per-Share Data
Net asset value, beginning of period	$ 12.20	$ 10.14	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.21H	.16	.08
Net realized and unrealized gain (loss)	.91	2.06	.15
Total from investment operations	1.12	2.22	.23
Distributions from net investment income	(.19)	(.15)	(.09)
Distributions from net realized gain	(.18)	(.01)	-
Total distributions	(.37)	(.16)	(.09)
Net asset value, end of period	$ 12.95	$ 12.20	$ 10.14
Total ReturnB, C, D	9.34%	22.11%	2.31%
Ratios to Average Net Assets F, J
Expenses before reductions	2.96%	4.80%	7.68%A
Expenses net of fee waivers, if any	1.70%	1.70%	1.70%A
Expenses net of all reductions	1.70%	1.68%	1.69%A
Net investment income (loss)	1.70%H	1.41%	1.64%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,014	$ 1,270	$ 714
Portfolio turnover rateG	112%	78%	36% K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.00%.

I For the period May 2, 2012 (commencement of operations) to October 31, 2012.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012I
Selected Per-Share Data
Net asset value, beginning of period	$ 12.18	$ 10.14	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.15H	.10	.06
Net realized and unrealized gain (loss)	.91	2.06	.15
Total from investment operations	1.06	2.16	.21
Distributions from net investment income	(.14)	(.11)	(.07)
Distributions from net realized gain	(.17)	(.01)	-
Total distributions	(.31)	(.12)	(.07)
Net asset value, end of period	$ 12.93	$ 12.18	$ 10.14
Total ReturnB, C, D	8.83%	21.40%	2.12%
Ratios to Average Net Assets F, J
Expenses before reductions	3.43%	5.26%	8.19%A
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%A
Expenses net of all reductions	2.20%	2.18%	2.19%A
Net investment income (loss)	1.20%H	.91%	1.14%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,173	$ 1,445	$ 666
Portfolio turnover rateG	112%	78%	36% K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .50%.

I For the period May 2, 2012 (commencement of operations) to October 31, 2012.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.22	$ 10.15	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.28G	.21	.10
Net realized and unrealized gain (loss)	.90	2.07	.16
Total from investment operations	1.18	2.28	.26
Distributions from net investment income	(.25)	(.20)	(.11)
Distributions from net realized gain	(.18)	(.01)	-
Total distributions	(.43)	(.21)	(.11)
Net asset value, end of period	$ 12.97	$ 12.22	$ 10.15
Total ReturnB, C	9.86%	22.71%	2.61%
Ratios to Average Net Assets E, I
Expenses before reductions	2.35%	4.46%	7.23%A
Expenses net of fee waivers, if any	1.20%	1.20%	1.20%A
Expenses net of all reductions	1.20%	1.18%	1.19%A
Net investment income (loss)	2.20%G	1.91%	2.14%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,334	$ 1,231	$ 939
Portfolio turnover rateF	112%	78%	36% J
A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.50%.

H For the period May 2, 2012 (commencement of operations) to October 31, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Advisor Global Equity Income Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,102,511
Gross unrealized depreciation	(300,994)
Net unrealized appreciation (depreciation) on securities	$ 801,517

Tax Cost	$ 9,822,236

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 164,846
Undistributed long-term capital gain	$ 409,769
Net unrealized appreciation (depreciation) on securities and other investments	$ 801,262

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 169,657	$ 67,455
Long-term Capital Gains	71,624	-
Total	$ 241,281	$ 67,455

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $13,519,087 and $9,863,508, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 8,565	$ 3,932
Class T	.25%	.25%	9,224	3,788
Class C	.75%	.25%	26,823	26,823
			$ 44,612	$ 34,543

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5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,442
Class T	1,676
Class C*	672
$ 6,790

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 8,123.24
Class T	4,738.26
Class C	7,225.27
Institutional Class	1,607.12
	$ 21,693

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $108 for the period.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $14 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2015. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.45%	$ 40,521
Class T	1.70%	23,254
Class C	2.20%	33,024
Institutional Class	1.20%	15,174
		$ 111,973

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $62 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $8.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 59,134	$ 21,341
Class T	28,554	12,502
Class C	29,949	10,500
Institutional Class	25,909	19,253
Total	$ 143,546	$ 63,596

Annual Report

8. Distributions to Shareholders - continued

Years ended October 31,	2014	2013
From net realized gain
Class A	$ 37,020	$ 1,245
Class T	20,549	822
Class C	22,043	950
Institutional Class	18,123	842
Total	$ 97,735	$ 3,859

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	196,535	119,194	$ 2,476,199	$ 1,351,801
Reinvestment of distributions	7,392	1,927	92,391	21,243
Shares redeemed	(66,552)	(22,370)	(854,492)	(259,766)
Net increase (decrease)	137,375	98,751	$ 1,714,098	$ 1,113,278
Class T
Shares sold	95,686	33,371	$ 1,188,546	$ 382,233
Reinvestment of distributions	3,827	1,184	47,754	12,976
Shares redeemed	(48,139)	(804)	(610,330)	(9,101)
Net increase (decrease)	51,374	33,751	$ 625,970	$ 386,108
Class C
Shares sold	179,385	88,544	$ 2,234,467	$ 997,819
Reinvestment of distributions	3,965	1,023	49,411	11,159
Shares redeemed	(56,526)	(36,610)	(715,924)	(423,633)
Net increase (decrease)	126,824	52,957	$ 1,567,954	$ 585,345
Institutional Class
Shares sold	9,677	6,507	$ 123,415	$ 73,274
Reinvestment of distributions	3,513	1,821	43,809	19,977
Shares redeemed	(11,104)	(56)	(142,306)	(544)
Net increase (decrease)	2,086	8,272	$ 24,918	$ 92,707

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future

Annual Report

Notes to Financial Statements - continued

10. Other - continued

claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 23% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Global Equity Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Global Equity Income Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Global Equity Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2012 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012- present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Global Equity Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class A	12/08/2014	12/05/2014	$0.013	$0.709
Class T	12/08/2014	12/05/2014	$0.004	$0.709
Class C	12/08/2014	12/05/2014	$0.000	$0.695

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2014, $412,376 or, if subsequently determined to be different, the net capital gain of such year.

Class A, Class T and Class C designates 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Class A designates 12%, 53%, 49%, and 51%; Class name T designates 14%, 56%, 56%, and 70%; Class C designates 19%, 63%, 81%, and 100% of the dividends distributed in December 2013, April 2014, July 2014 and October 2014 respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

A total of 0.05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/09/2013	$0.0214	$0.0045
	04/07/2014	$0.0311	$0.0070
	07/06/2014	$0.0128	$0.0027
	10/06/2014	$0.0067	$0.0012
Class T	12/09/2013	$0.0189	$0.0045
	04/07/2014	$0.0293	$0.0070
	07/06/2014	$0.0112	$0.0027
	10/06/2014	$0.0049	$0.0012
Class C	12/09/2013	$0.0138	$0.0045
	04/07/2014	$0.0258	$0.0070
	07/06/2014	$0.0078	$0.0027
	10/06/2014	$0.0012	$0.0012

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Global Equity Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Global Equity Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Fidelity Advisor Global Equity Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, and Institutional Class of the fund to the extent that total expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, and 1.20% through December 31, 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in all cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

(Fidelity Investment logo)(registered trademark)

AGED-UANN-1214
1.938150.102

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Global Equity Income
Fund - Institutional Class

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
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Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Life of fund A
Institutional Class	9.86%	13.86%

A From May 2, 2012.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Global Equity Income Fund - Institutional Class on May 2, 2012, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Ramona Persaud, Portfolio Manager of Fidelity Advisor® Global Equity Income Fund: For the year, the fund's Institutional Class shares gained 9.86%, outperforming the MSCI ACWI index. Versus the index, stock selection in several areas drove the fund's outperformance, especially in consumer staples where Dr Pepper Snapple Group added value and was the fund's most overweighted position at period end. Shares of the beverage maker gained on stable pricing in its markets, as well as very strong capital allocation policies including an attractive dividend and generous share buybacks. Other interesting contributors from the sector included Greencore Group, a Dublin-based prepared-foods producer, and South Africa's Astral Foods, a poultry producer. Neither was in the index. In order to lock in profits, I sold the fund's position in Astral by period end. Elsewhere, biotechnology firm Amgen also helped. The biggest individual detractor was a non-index stake in Reunert, a South African industrial conglomerate that struggled with sluggish end markets the past year. It also hurt to avoid index component Gilead Sciences, a biotech firm that did well on its ground-breaking treatment for hepatitis C. Gilead, however, does not pay a dividend, which means it's not a name likely to be held in this portfolio or other equity-income funds.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.45%
Actual		$ 1,000.00	$ 1,032.50	$ 7.43
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38
Class T	1.70%
Actual		$ 1,000.00	$ 1,031.30	$ 8.70
HypotheticalA		$ 1,000.00	$ 1,016.64	$ 8.64
Class C	2.20%
Actual		$ 1,000.00	$ 1,028.90	$ 11.25
HypotheticalA		$ 1,000.00	$ 1,014.12	$ 11.17
Institutional Class	1.20%
Actual		$ 1,000.00	$ 1,033.80	$ 6.15
HypotheticalA		$ 1,000.00	$ 1,019.16	$ 6.11

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc. (United States of America, Technology Hardware, Storage & Peripherals)	2.5	0.0
Johnson & Johnson (United States of America, Pharmaceuticals)	2.4	1.4
JPMorgan Chase & Co. (United States of America, Banks)	2.3	2.1
Amgen, Inc. (United States of America, Biotechnology)	2.1	1.5
Roche Holding AG (participation certificate) (Switzerland, Pharmaceuticals)	2.0	2.1
	11.3
Top Five Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	20.5	22.7
Consumer Discretionary	14.1	12.4
Health Care	13.5	9.7
Information Technology	11.9	11.3
Consumer Staples	10.3	11.2
Top Five Countries as of October 31, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	48.2	41.3
Japan	9.8	6.7
United Kingdom	6.0	9.8
Switzerland	4.3	3.9
Canada	4.2	3.9
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2014	As of April 30, 2014
Stocks 95.8%	Stocks 96.5%
Short-Term Investments and Net Other Assets (Liabilities) 4.2%	Short-Term Investments and Net Other Assets (Liabilities) 3.5%

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 95.8%
	Shares	Value
Australia - 0.6%
Woodside Petroleum Ltd.	1,710	$ 60,740
Bailiwick of Jersey - 0.6%
Shire PLC	1,000	67,097
Canada - 4.2%
Constellation Software, Inc.	100	28,171
Corus Entertainment, Inc. Class B (non-vtg.)	3,860	71,032
Fairfax Financial Holdings Ltd. (sub. vtg.)	130	59,395
Potash Corp. of Saskatchewan, Inc.	3,340	114,005
PrairieSky Royalty Ltd.	1,100	33,867
Suncor Energy, Inc.	3,930	139,549
TOTAL CANADA		446,019
Cayman Islands - 0.3%
SITC International Holdings Co. Ltd.	55,000	29,298
Chile - 0.4%
Quinenco SA	18,315	38,036
Denmark - 0.7%
Spar Nord Bank A/S	2,800	28,285
Vestas Wind Systems A/S (a)	1,400	46,859
TOTAL DENMARK		75,144
France - 2.7%
Bureau Veritas SA	3,096	76,548
Renault SA	917	68,063
Total SA	2,261	134,989
TOTAL FRANCE		279,600
Germany - 2.1%
AURELIUS AG	1,299	45,124
Gerry Weber International AG (Bearer)	1,340	53,785
OSRAM Licht AG (a)	1,449	50,770
Siemens AG	664	74,895
TOTAL GERMANY		224,574
Greece - 0.3%
Greek Organization of Football Prognostics SA	2,700	32,718
Hong Kong - 1.3%
HKT Trust/HKT Ltd. unit	44,280	53,943
Techtronic Industries Co. Ltd.	26,500	82,961
TOTAL HONG KONG		136,904
Common Stocks - continued
	Shares	Value
Ireland - 1.5%
Accenture PLC Class A	1,190	$ 96,533
Greencore Group PLC	15,815	66,385
TOTAL IRELAND		162,918
Israel - 2.5%
Bezeq The Israel Telecommunication Corp. Ltd.	31,500	53,254
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	900	40,069
Teva Pharmaceutical Industries Ltd. sponsored ADR	2,984	168,506
TOTAL ISRAEL		261,829
Japan - 9.8%
Astellas Pharma, Inc.	11,400	176,934
Broadleaf Co. Ltd.	2,900	45,835
Daiichikosho Co. Ltd.	2,100	52,997
Fukuda Denshi Co. Ltd.	500	25,591
Hoya Corp.	3,700	130,931
Japan Tobacco, Inc.	2,400	81,886
KDDI Corp.	1,500	98,504
Leopalace21 Corp. (a)	7,000	43,844
Mitsubishi Electric Corp.	4,000	51,575
Monex Group, Inc.	19,500	49,770
NEC Corp.	22,000	77,800
Nippon Telegraph & Telephone Corp.	1,200	74,663
Tsuruha Holdings, Inc.	1,300	76,753
VT Holdings Co. Ltd.	6,200	24,485
Workman Co. Ltd.	500	26,133
TOTAL JAPAN		1,037,701
Korea (South) - 0.8%
Coway Co. Ltd.	310	23,543
Samsung Electronics Co. Ltd.	52	60,206
TOTAL KOREA (SOUTH)		83,749
Luxembourg - 0.3%
Altice SA	500	31,135
Netherlands - 1.1%
LyondellBasell Industries NV Class A	1,222	111,972
Norway - 0.2%
Gjensidige Forsikring ASA	1,400	25,426
Singapore - 1.2%
United Overseas Bank Ltd.	7,179	128,617
Common Stocks - continued
	Shares	Value
South Africa - 1.8%
Lewis Group Ltd.	19,200	$ 115,673
Reunert Ltd.	14,300	75,469
TOTAL SOUTH AFRICA		191,142
Spain - 0.5%
Atresmedia Corporacion de Medios de Comunicacion SA	3,600	52,738
Sweden - 4.1%
Intrum Justitia AB	3,240	96,268
Meda AB (A Shares)	3,890	51,100
Nordea Bank AB	13,280	170,313
Svenska Handelsbanken AB (A Shares)	2,360	112,532
TOTAL SWEDEN		430,213
Switzerland - 4.3%
Banque Cantonale Vaudoise (Bearer)	120	64,231
Roche Holding AG (participation certificate)	706	208,342
TE Connectivity Ltd.	1,426	87,171
UBS AG	5,168	89,862
TOTAL SWITZERLAND		449,606
Taiwan - 0.3%
Vanguard International Semiconductor Corp.	24,000	36,001
United Kingdom - 6.0%
Ashmore Group PLC	5,400	27,522
British American Tobacco PLC (United Kingdom)	2,078	117,776
Exova Group Ltd. PLC (a)	1,800	4,888
GlaxoSmithKline PLC	6,925	156,602
Hilton Food Group PLC	11,081	66,474
ITV PLC	24,707	80,233
Reckitt Benckiser Group PLC	507	42,580
Taylor Wimpey PLC	358	678
Tesco PLC	11,000	30,536
WH Smith PLC	5,877	105,766
TOTAL UNITED KINGDOM		633,055
United States of America - 48.2%
AbbVie, Inc.	1,371	87,004
American Tower Corp.	1,010	98,475
Amgen, Inc.	1,348	218,619
Apple, Inc.	2,434	262,868
ARAMARK Holdings Corp.	1,897	52,945
Bank of America Corp.	10,547	180,987
Common Stocks - continued
	Shares	Value
United States of America - continued
Capital One Financial Corp.	1,737	$ 143,771
Chevron Corp.	1,520	182,324
CMS Energy Corp.	1,609	52,566
Comcast Corp. Class A	1,548	85,682
Community Trust Bancorp, Inc.	1,624	58,383
CVB Financial Corp.	4,544	71,704
Danaher Corp.	1,100	88,440
Darden Restaurants, Inc.	1,401	72,544
Dr. Pepper Snapple Group, Inc.	2,758	190,992
Dun & Bradstreet Corp.	703	86,335
E.I. du Pont de Nemours & Co.	600	41,490
Exxon Mobil Corp.	1,778	171,950
FedEx Corp.	750	125,550
Freeport-McMoRan, Inc.	1,915	54,578
General Electric Co.	5,479	141,413
H&R Block, Inc.	2,185	70,597
IBM Corp.	829	136,288
Johnson & Johnson	2,302	248,110
Johnson Controls, Inc.	1,664	78,624
JPMorgan Chase & Co.	4,059	245,488
Lakeland Financial Corp.	1,613	66,843
Lorillard, Inc.	914	56,211
McDonald's Corp.	550	51,552
McGraw Hill Financial, Inc.	884	79,984
Microsoft Corp.	2,844	133,526
MPLX LP	1,179	78,616
Oracle Corp.	4,303	168,032
PepsiCo, Inc.	1,018	97,901
Procter & Gamble Co.	1,365	119,124
SunTrust Banks, Inc.	2,000	78,280
Target Corp.	998	61,696
The Coca-Cola Co.	2,872	120,279
Time Warner Cable, Inc.	627	92,301
U.S. Bancorp	2,420	103,092
United Technologies Corp.	900	96,300
Verizon Communications, Inc.	2,270	114,068
VF Corp.	1,145	77,494
Common Stocks - continued
	Shares	Value
United States of America - continued
W.R. Grace & Co. (a)	563	$ 53,260
Wells Fargo & Co.	3,495	185,550
TOTAL UNITED STATES OF AMERICA		5,081,836
TOTAL COMMON STOCKS (Cost $9,263,688)		10,108,068
Nonconvertible Bonds - 0.0%
Principal Amount
Canada - 0.0%
Constellation Software, Inc. 7.4% 3/31/40 (Cost $429)	CAD	500	421
Money Market Funds - 4.9%
	Shares
Fidelity Cash Central Fund, 0.11% (b) (Cost $515,264)	515,264	515,264
TOTAL INVESTMENT PORTFOLIO - 100.7% (Cost $9,779,381)		10,623,753
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(77,572)
NET ASSETS - 100%		$ 10,546,181
Currency Abbreviations
CAD	-	Canadian dollar
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 428
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,465,375	$ 1,278,799	$ 186,576	$ -
Consumer Staples	1,106,966	800,015	306,951	-
Energy	802,035	606,306	195,729	-
Financials	2,157,478	1,845,385	312,093	-
Health Care	1,407,905	773,339	634,566	-
Industrials	1,082,644	926,876	155,768	-
Information Technology	1,263,362	972,795	290,567	-
Materials	375,305	375,305	-	-
Telecommunication Services	394,432	167,322	227,110	-
Utilities	52,566	52,566	-	-
Corporate Bonds	421	-	-	421
Money Market Funds	515,264	515,264	-	-
Total Investments in Securities:	$ 10,623,753	$ 8,313,972	$ 2,309,360	$ 421

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 179,077
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $9,264,117)	$ 10,108,489
Fidelity Central Funds (cost $515,264)	515,264
Total Investments (cost $9,779,381)		$ 10,623,753
Cash		22,803
Foreign currency held at value (cost $502)		502
Receivable for investments sold		470,762
Receivable for fund shares sold		3,868
Dividends receivable		21,376
Distributions receivable from Fidelity Central Funds		44
Prepaid expenses		39
Receivable from investment adviser for expense reductions		3,280
Other receivables		147
Total assets		11,146,574

Liabilities
Payable for investments purchased	$ 7,158
Payable for fund shares redeemed	533,314
Accrued management fee	6,157
Distribution and service plan fees payable	4,311
Other affiliated payables	2,556
Other payables and accrued expenses	46,897
Total liabilities		600,393

Net Assets		$ 10,546,181
Net Assets consist of:
Paid in capital		$ 9,170,304
Undistributed net investment income		4,288
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		527,008
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		844,581
Net Assets		$ 10,546,181

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($4,024,998 ÷ 310,680 shares)	$ 12.96

Maximum offering price per share (100/94.25 of $12.96)	$ 13.75
Class T: Net Asset Value and redemption price per share ($2,013,746 ÷ 155,504 shares)	$ 12.95

Maximum offering price per share (100/96.50 of $12.95)	$ 13.42
Class C: Net Asset Value and offering price per share ($3,173,363 ÷ 245,471 shares)A	$ 12.93

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,334,074 ÷ 102,856 shares)	$ 12.97

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 268,504
Special dividends		64,920
Income from Fidelity Central Funds		428
Income before foreign taxes withheld		333,852
Less foreign taxes withheld		(17,634)
Total income		316,218

Expenses
Management fee	$ 64,919
Transfer agent fees	21,693
Distribution and service plan fees	44,612
Accounting fees and expenses	4,802
Custodian fees and expenses	19,846
Independent trustees' compensation	36
Registration fees	49,634
Audit	62,616
Legal	25
Miscellaneous	241
Total expenses before reductions	268,424
Expense reductions	(112,043)	156,381
Net investment income (loss)		159,837
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	568,015
Foreign currency transactions	(2,270)
Total net realized gain (loss)		565,745
Change in net unrealized appreciation (depreciation) on: Investment securities	67,045
Assets and liabilities in foreign currencies	53
Total change in net unrealized appreciation (depreciation)		67,098
Net gain (loss)		632,843
Net increase (decrease) in net assets resulting from operations		$ 792,680

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 159,837	$ 65,903
Net realized gain (loss)	565,745	110,778
Change in net unrealized appreciation (depreciation)	67,098	700,327
Net increase (decrease) in net assets resulting from operations	792,680	877,008
Distributions to shareholders from net investment income	(143,546)	(63,596)
Distributions to shareholders from net realized gain	(97,735)	(3,859)
Total distributions	(241,281)	(67,455)
Share transactions - net increase (decrease)	3,932,940	2,177,438
Total increase (decrease) in net assets	4,484,339	2,986,991

Net Assets
Beginning of period	6,061,842	3,074,851
End of period (including undistributed net investment income of $4,288 and $0, respectively)	$ 10,546,181	$ 6,061,842

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012I
Selected Per-Share Data
Net asset value, beginning of period	$ 12.20	$ 10.15	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.25H	.19	.09
Net realized and unrealized gain (loss)	.91	2.05	.16
Total from investment operations	1.16	2.24	.25
Distributions from net investment income	(.22)	(.18)	(.10)
Distributions from net realized gain	(.18)	(.01)	-
Total distributions	(.40)	(.19)	(.10)
Net asset value, end of period	$ 12.96	$ 12.20	$ 10.15
Total ReturnB, C, D	9.70%	22.28%	2.51%
Ratios to Average Net Assets F, J
Expenses before reductions	2.63%	4.37%	7.41%A
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%A
Expenses net of all reductions	1.45%	1.43%	1.44%A
Net investment income (loss)	1.95%H	1.66%	1.89%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,025	$ 2,115	$ 756
Portfolio turnover rateG	112%	78%	36% K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.25%.

I For the period May 2, 2012 (commencement of operations) to October 31, 2012.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012I
Selected Per-Share Data
Net asset value, beginning of period	$ 12.20	$ 10.14	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.21H	.16	.08
Net realized and unrealized gain (loss)	.91	2.06	.15
Total from investment operations	1.12	2.22	.23
Distributions from net investment income	(.19)	(.15)	(.09)
Distributions from net realized gain	(.18)	(.01)	-
Total distributions	(.37)	(.16)	(.09)
Net asset value, end of period	$ 12.95	$ 12.20	$ 10.14
Total ReturnB, C, D	9.34%	22.11%	2.31%
Ratios to Average Net Assets F, J
Expenses before reductions	2.96%	4.80%	7.68%A
Expenses net of fee waivers, if any	1.70%	1.70%	1.70%A
Expenses net of all reductions	1.70%	1.68%	1.69%A
Net investment income (loss)	1.70%H	1.41%	1.64%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,014	$ 1,270	$ 714
Portfolio turnover rateG	112%	78%	36% K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.00%.

I For the period May 2, 2012 (commencement of operations) to October 31, 2012.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012I
Selected Per-Share Data
Net asset value, beginning of period	$ 12.18	$ 10.14	$ 10.00
Income from Investment Operations
Net investment income (loss) E	.15H	.10	.06
Net realized and unrealized gain (loss)	.91	2.06	.15
Total from investment operations	1.06	2.16	.21
Distributions from net investment income	(.14)	(.11)	(.07)
Distributions from net realized gain	(.17)	(.01)	-
Total distributions	(.31)	(.12)	(.07)
Net asset value, end of period	$ 12.93	$ 12.18	$ 10.14
Total ReturnB, C, D	8.83%	21.40%	2.12%
Ratios to Average Net Assets F, J
Expenses before reductions	3.43%	5.26%	8.19%A
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%A
Expenses net of all reductions	2.20%	2.18%	2.19%A
Net investment income (loss)	1.20%H	.91%	1.14%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 3,173	$ 1,445	$ 666
Portfolio turnover rateG	112%	78%	36% K

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Total returns do not include the effect of the contingent deferred sales charge.

E Calculated based on average shares outstanding during the period.

F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

H Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .50%.

I For the period May 2, 2012 (commencement of operations) to October 31, 2012.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012H
Selected Per-Share Data
Net asset value, beginning of period	$ 12.22	$ 10.15	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.28G	.21	.10
Net realized and unrealized gain (loss)	.90	2.07	.16
Total from investment operations	1.18	2.28	.26
Distributions from net investment income	(.25)	(.20)	(.11)
Distributions from net realized gain	(.18)	(.01)	-
Total distributions	(.43)	(.21)	(.11)
Net asset value, end of period	$ 12.97	$ 12.22	$ 10.15
Total ReturnB, C	9.86%	22.71%	2.61%
Ratios to Average Net Assets E, I
Expenses before reductions	2.35%	4.46%	7.23%A
Expenses net of fee waivers, if any	1.20%	1.20%	1.20%A
Expenses net of all reductions	1.20%	1.18%	1.19%A
Net investment income (loss)	2.20%G	1.91%	2.14%A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,334	$ 1,231	$ 939
Portfolio turnover rateF	112%	78%	36% J

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.09 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.50%.

H For the period May 2, 2012 (commencement of operations) to October 31, 2012.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Advisor Global Equity Income Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,102,511
Gross unrealized depreciation	(300,994)
Net unrealized appreciation (depreciation) on securities	$ 801,517

Tax Cost	$ 9,822,236

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 164,846
Undistributed long-term capital gain	$ 409,769
Net unrealized appreciation (depreciation) on securities and other investments	$ 801,262

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 169,657	$ 67,455
Long-term Capital Gains	71,624	-
Total	$ 241,281	$ 67,455

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $13,519,087 and $9,863,508, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .70% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 8,565	$ 3,932
Class T	.25%	.25%	9,224	3,788
Class C	.75%	.25%	26,823	26,823
			$ 44,612	$ 34,543

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T and Class C redemptions. The deferred sales charges range from 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 4,442
Class T	1,676
Class C*	672
$ 6,790

* When Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 8,123.24
Class T	4,738.26
Class C	7,225.27
Institutional Class	1,607.12
	$ 21,693

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $108 for the period.

Annual Report

Notes to Financial Statements - continued

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $14 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Expense Reductions.

The investment adviser contractually agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. This reimbursement will remain in place through December 31, 2015. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.45%	$ 40,521
Class T	1.70%	23,254
Class C	2.20%	33,024
Institutional Class	1.20%	15,174
		$ 111,973

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $62 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $8.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 59,134	$ 21,341
Class T	28,554	12,502
Class C	29,949	10,500
Institutional Class	25,909	19,253
Total	$ 143,546	$ 63,596

Annual Report

8. Distributions to Shareholders - continued

Years ended October 31,	2014	2013
From net realized gain
Class A	$ 37,020	$ 1,245
Class T	20,549	822
Class C	22,043	950
Institutional Class	18,123	842
Total	$ 97,735	$ 3,859

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	196,535	119,194	$ 2,476,199	$ 1,351,801
Reinvestment of distributions	7,392	1,927	92,391	21,243
Shares redeemed	(66,552)	(22,370)	(854,492)	(259,766)
Net increase (decrease)	137,375	98,751	$ 1,714,098	$ 1,113,278
Class T
Shares sold	95,686	33,371	$ 1,188,546	$ 382,233
Reinvestment of distributions	3,827	1,184	47,754	12,976
Shares redeemed	(48,139)	(804)	(610,330)	(9,101)
Net increase (decrease)	51,374	33,751	$ 625,970	$ 386,108
Class C
Shares sold	179,385	88,544	$ 2,234,467	$ 997,819
Reinvestment of distributions	3,965	1,023	49,411	11,159
Shares redeemed	(56,526)	(36,610)	(715,924)	(423,633)
Net increase (decrease)	126,824	52,957	$ 1,567,954	$ 585,345
Institutional Class
Shares sold	9,677	6,507	$ 123,415	$ 73,274
Reinvestment of distributions	3,513	1,821	43,809	19,977
Shares redeemed	(11,104)	(56)	(142,306)	(544)
Net increase (decrease)	2,086	8,272	$ 24,918	$ 92,707

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future

Annual Report

Notes to Financial Statements - continued

10. Other - continued

claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 23% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Global Equity Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Global Equity Income Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Global Equity Income Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2012 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012- present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Fidelity Advisor Global Equity Income Fund voted to pay on December 08, 2014, to shareholders of record at the opening of business on December 05, 2014, a distribution of $0.709 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.022 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended October 31, 2014, $412,376, or, if subsequently determined to be different, the net capital gain of such year

The Institutional Class designates 100% of dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The Institutional Class designates 11%, 50%, 43%, and 40% of the dividends distributed in December 2013, April 2014, July 2014 and October 2014 respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

A total of 0.05% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/09/2013	$0.0236	$0.0045
	04/07/2014	$0.0327	$0.0070
	07/06/2014	$0.0147	$0.0027
	10/06/2014	$0.0086	$0.0012

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Global Equity Income Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-year period, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Fidelity Advisor Global Equity Income Fund

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month (or shorter) periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group is broader than the Lipper peer group used by the Board for performance comparisons because the Total Mapped Group combines several Lipper investment objective categories while the Lipper peer group does not. The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Global Equity Income Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Annual Report

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

The Board further considered that FMR contractually agreed to reimburse Class A, Class T, Class C, and Institutional Class of the fund to the extent that total expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of their respective average net assets, exceed 1.45%, 1.70%, 2.20%, and 1.20% through December 31, 2014.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in all cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investments (Japan) Limited

FIL Investment Advisors

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

(Fidelity Investment logo)(registered trademark)

AGEDI-UANN-1214
1.938141.102

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International
Capital Appreciation

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	0.19%	9.67%	5.49%
Class T (incl. 3.50% sales charge)	2.36%	9.90%	5.48%
Class B (incl. contingent deferred sales charge)A	0.52%	9.86%	5.54%
Class C (incl. contingent deferred sales charge)B	4.54%	10.15%	5.33%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Capital Appreciation Fund - Class A on October 31, 2004, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Sammy Simnegar, Portfolio Manager of Fidelity Advisor® International Capital Appreciation Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned 6.31%, 6.07%, 5.52% and 5.54%, respectively (excluding sales charges), handily besting the 0.18% gain of the MSCI ACWI (All Country World Index) ex USA Index. Versus this index, the fund's significant non-index exposure to the United States bolstered performance, as did its positioning in emerging markets, especially India and China. Bitauto Holdings, a Chinese automotive website that I sold, was the fund's top relative contributor. Other contributors from China's Internet industry were Baidu and Alibaba Group. Two India-based contributors were Amara Raja Batteries and Axis Bank. Elsewhere, our stake in Ireland's Shire Pharmaceuticals benefited from a buyout offer from U.S. drug company AbbVie. I sold Shire before the deal fell apart in October and subsequently bought it back at a much lower price. Conversely, not owning two strong-performing, large-capitalization drugs stocks in the index, Switzerland's Novartis and U.K.-based AstraZeneca, weighed on relative performance. Russian Internet search firm Yandex also detracted, mainly due to a plunging ruble. Not knowing how to quantify our risk here, I sold this stock. Most of the stocks mentioned in this report were not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.45%
Actual		$ 1,000.00	$ 1,028.60	$ 7.41
Hypothetical A		$ 1,000.00	$ 1,017.90	$ 7.38
Class T	1.70%
Actual		$ 1,000.00	$ 1,027.00	$ 8.69
Hypothetical A		$ 1,000.00	$ 1,016.64	$ 8.64
Class B	2.20%
Actual		$ 1,000.00	$ 1,024.50	$ 11.23
Hypothetical A		$ 1,000.00	$ 1,014.12	$ 11.17
Class C	2.20%
Actual		$ 1,000.00	$ 1,024.60	$ 11.23
Hypothetical A		$ 1,000.00	$ 1,014.12	$ 11.17
Institutional Class	1.20%
Actual		$ 1,000.00	$ 1,029.40	$ 6.14
Hypothetical A		$ 1,000.00	$ 1,019.16	$ 6.11

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA sponsored ADR (Switzerland, Food Products)	1.6	0.0
Bayer AG (Germany, Pharmaceuticals)	1.0	0.9
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	0.9	0.8
Novo Nordisk A/S Series B sponsored ADR (Denmark, Pharmaceuticals)	0.8	0.7
Anheuser-Busch InBev SA NV (Belgium, Beverages)	0.7	0.7
	5.0
Top Five Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	21.1	23.0
Industrials	18.1	21.0
Financials	14.8	10.3
Health Care	12.3	12.7
Materials	11.1	6.7
Top Five Countries as of October 31, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	15.8	16.6
United Kingdom	15.0	16.1
Japan	7.4	10.1
India	5.6	2.9
France	5.4	5.3
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2014	As of April 30, 2014
Stocks 98.9%	Stocks 99.0%
Short-Term Investments and Net Other Assets (Liabilities) 1.1%	Short-Term Investments and Net Other Assets (Liabilities) 1.0%

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
Australia - 4.0%
Amcor Ltd.	59,012	$ 612,949
Carsales.com Ltd.	76,566	722,505
CSL Ltd.	11,433	807,203
DuluxGroup Ltd.	127,061	600,475
Ramsay Health Care Ltd.	11,739	542,675
realestate.com.au Ltd.	17,793	712,452
SEEK Ltd.	46,235	678,493
Sydney Airport unit	165,382	642,961
Transurban Group unit	97,279	696,703
TOTAL AUSTRALIA		6,016,416
Bailiwick of Jersey - 1.6%
Experian PLC	44,831	673,056
Shire PLC	14,100	946,067
WPP PLC	38,000	742,241
TOTAL BAILIWICK OF JERSEY		2,361,364
Belgium - 0.9%
Anheuser-Busch InBev SA NV	10,580	1,173,263
Arseus NV	6,800	271,833
TOTAL BELGIUM		1,445,096
Bermuda - 0.8%
Credicorp Ltd. (United States)	3,520	566,720
Invesco Ltd.	15,100	611,097
TOTAL BERMUDA		1,177,817
Brazil - 2.0%
BB Seguridade Participacoes SA	47,100	628,406
Cielo SA	37,720	619,406
Kroton Educacional SA	95,400	679,916
Qualicorp SA (a)	54,300	552,226
Ultrapar Participacoes SA	25,400	554,046
TOTAL BRAZIL		3,034,000
British Virgin Islands - 0.7%
Mail.Ru Group Ltd. GDR (Reg. S) (a)	20,800	504,192
Michael Kors Holdings Ltd. (a)	6,900	542,271
TOTAL BRITISH VIRGIN ISLANDS		1,046,463
Canada - 3.9%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	18,200	617,674
AutoCanada, Inc.	8,870	492,668
Common Stocks - continued
	Shares	Value
Canada - continued
Canadian National Railway Co.	15,360	$ 1,082,921
Canadian Pacific Railway Ltd.	4,410	917,294
CI Financial Corp.	19,700	572,795
Constellation Software, Inc.	2,150	605,674
Jean Coutu Group, Inc. Class A (sub. vtg.)	23,000	527,324
PrairieSky Royalty Ltd. (d)	16,300	501,850
Stantec, Inc.	8,400	532,225
TOTAL CANADA		5,850,425
Cayman Islands - 2.6%
Alibaba Group Holding Ltd. sponsored ADR	6,900	680,340
Baidu.com, Inc. sponsored ADR (a)	2,800	668,556
Melco Crown Entertainment Ltd. sponsored ADR	25,400	689,356
Sands China Ltd.	117,800	734,732
Tencent Holdings Ltd.	71,800	1,153,989
TOTAL CAYMAN ISLANDS		3,926,973
Denmark - 1.5%
Novo Nordisk A/S Series B sponsored ADR	28,200	1,274,076
Topdanmark A/S (a)	17,000	540,955
Tryg A/S	4,900	529,641
TOTAL DENMARK		2,344,672
Egypt - 0.4%
Commercial International Bank SAE sponsored GDR	84,000	571,200
Finland - 0.9%
Kone Oyj (B Shares)	14,700	631,851
Sampo Oyj (A Shares)	16,300	779,674
TOTAL FINLAND		1,411,525
France - 5.4%
Air Liquide SA	7,282	878,323
Bureau Veritas SA	25,394	627,858
Christian Dior SA	5,000	884,411
Dassault Systemes SA	8,990	569,712
Essilor International SA	6,342	700,173
Ingenico SA	5,780	575,618
L'Oreal SA	5,000	783,845
Pernod Ricard SA	5,400	614,648
Publicis Groupe SA (a)	9,630	666,989
Safran SA	10,730	679,038
Common Stocks - continued
	Shares	Value
France - continued
Sodexo SA	6,900	$ 664,675
Zodiac Aerospace	19,220	586,122
TOTAL FRANCE		8,231,412
Germany - 4.4%
Axel Springer Verlag AG	10,430	572,351
Bayer AG	10,400	1,478,567
CTS Eventim AG	22,122	583,275
Fresenius SE & Co. KGaA	12,900	663,599
Henkel AG & Co. KGaA	8,333	757,186
Linde AG	4,500	829,805
ProSiebenSat.1 Media AG	16,290	656,406
Symrise AG	9,800	551,104
Wirecard AG	15,930	570,034
TOTAL GERMANY		6,662,327
Hong Kong - 1.2%
AIA Group Ltd.	187,000	1,043,539
Galaxy Entertainment Group Ltd.	104,000	711,141
TOTAL HONG KONG		1,754,680
India - 5.6%
Amara Raja Batteries Ltd. (a)	52,534	560,516
Axis Bank Ltd. (a)	87,263	643,148
Exide Industries Ltd.	210,669	540,119
GlaxoSmithKline Consumer Healthcare Ltd.	5,551	499,817
Grasim Industries Ltd. sponsored GDR	9,942	569,975
HDFC Bank Ltd.	39,382	638,593
Housing Development Finance Corp. Ltd.	43,324	780,232
ICICI Bank Ltd. (a)	24,730	656,755
ITC Ltd. (a)	98,334	568,558
Larsen & Toubro Ltd. (a)	25,821	695,856
LIC Housing Finance Ltd.	115,805	681,946
Sun Pharmaceutical Industries Ltd.	38,701	532,597
Sun TV Ltd.	103,907	552,608
Titan Co. Ltd. (a)	77,668	510,199
TOTAL INDIA		8,430,919
Indonesia - 2.8%
PT ACE Hardware Indonesia Tbk	8,557,300	574,347
PT Bank Central Asia Tbk	554,800	598,929
PT Bank Rakyat Indonesia Tbk	702,000	643,310
PT Global Mediacom Tbk	3,732,200	605,738
Common Stocks - continued
	Shares	Value
Indonesia - continued
PT Indocement Tunggal Prakarsa Tbk	326,900	$ 647,911
PT Semen Gresik (Persero) Tbk	470,600	618,158
PT Surya Citra Media Tbk	1,939,100	542,792
TOTAL INDONESIA		4,231,185
Ireland - 2.4%
Actavis PLC (a)	2,756	668,991
Allegion PLC	10,900	578,681
Jazz Pharmaceuticals PLC (a)	3,300	557,172
Kerry Group PLC Class A	8,990	610,495
Mallinckrodt PLC (a)	6,200	571,516
Perrigo Co. PLC	3,700	597,365
TOTAL IRELAND		3,584,220
Italy - 0.4%
Azimut Holding SpA	23,300	544,258
Japan - 7.4%
Astellas Pharma, Inc.	49,500	768,265
Daikin Industries Ltd.	11,200	700,091
Daito Trust Construction Co. Ltd.	4,200	523,323
Dentsu, Inc.	18,060	671,462
Fuji Heavy Industries Ltd.	20,600	685,633
Hoya Corp.	20,200	714,814
Kansai Paint Co. Ltd.	43,000	657,321
Keyence Corp.	1,487	720,574
Misumi Group, Inc.	21,500	678,408
Nippon Paint Holdings Co. Ltd.	28,000	635,806
OBIC Co. Ltd.	15,100	539,056
Olympus Corp. (a)	17,100	613,977
OMRON Corp.	15,270	722,800
Recruit Holdings Co. Ltd. (a)	18,800	642,557
SK Kaken Co. Ltd.	7,130	545,677
SMC Corp.	2,200	623,994
Suzuki Motor Corp.	21,800	730,704
TOTAL JAPAN		11,174,462
Kenya - 0.7%
Kenya Commercial Bank Ltd.	908,300	558,485
Safaricom Ltd.	4,219,000	575,425
TOTAL KENYA		1,133,910
Common Stocks - continued
	Shares	Value
Korea (South) - 0.8%
Coway Co. Ltd.	6,919	$ 525,472
NAVER Corp.	923	647,722
TOTAL KOREA (SOUTH)		1,173,194
Luxembourg - 0.9%
Altice SA	11,100	691,186
Eurofins Scientific SA	2,800	707,554
TOTAL LUXEMBOURG		1,398,740
Mexico - 2.1%
Banregio Grupo Financiero S.A.B. de CV	85,025	491,729
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	6,420	617,861
Grupo Aeroportuario del Pacifico SA de CV Series B	74,100	504,152
Grupo Aeroportuario Norte S.A.B. de CV	99,200	494,223
Grupo Televisa SA de CV (CPO) sponsored ADR	18,500	668,590
Megacable Holdings S.A.B. de CV unit	96,700	442,991
TOTAL MEXICO		3,219,546
Netherlands - 0.9%
IMCD Group BV	21,200	584,469
Reed Elsevier NV	35,534	817,783
TOTAL NETHERLANDS		1,402,252
Nigeria - 0.7%
Dangote Cement PLC	404,093	524,479
Guaranty Trust Bank PLC	3,248,238	490,226
TOTAL NIGERIA		1,014,705
Norway - 0.8%
Gjensidige Forsikring ASA (d)	29,300	532,139
Schibsted ASA (B Shares) (d)	11,860	627,556
TOTAL NORWAY		1,159,695
Philippines - 1.4%
Alliance Global Group, Inc.	1,033,900	581,527
GT Capital Holdings, Inc.	22,565	507,023
SM Investments Corp.	30,915	538,714
SM Prime Holdings, Inc.	1,333,300	518,290
TOTAL PHILIPPINES		2,145,554
Russia - 0.4%
Magnit OJSC GDR (Reg. S)	9,595	642,865
Common Stocks - continued
	Shares	Value
South Africa - 1.5%
Aspen Pharmacare Holdings Ltd.	16,730	$ 596,772
Life Healthcare Group Holdings Ltd.	153,300	579,579
Naspers Ltd. Class N	8,230	1,024,214
TOTAL SOUTH AFRICA		2,200,565
Spain - 1.0%
Amadeus IT Holding SA Class A	19,760	725,534
Grifols SA ADR	20,500	725,495
TOTAL SPAIN		1,451,029
Sweden - 2.2%
ASSA ABLOY AB (B Shares)	13,006	688,860
Atlas Copco AB (A Shares) (d)	26,000	750,337
Elekta AB (B Shares)	61,700	631,694
Hexagon AB (B Shares)	18,800	632,679
HEXPOL AB (B Shares)	7,200	636,715
TOTAL SWEDEN		3,340,285
Switzerland - 4.0%
Compagnie Financiere Richemont SA Series A	11,614	977,138
Givaudan SA	370	616,442
Nestle SA sponsored ADR	32,900	2,412,551
Partners Group Holding AG	2,280	606,049
SGS SA (Reg.)	320	702,427
Sika AG (Bearer)	185	659,513
TOTAL SWITZERLAND		5,974,120
Thailand - 0.7%
Airports of Thailand PCL (For. Reg.)	71,400	530,381
Kasikornbank PCL (For. Reg.)	80,100	580,145
TOTAL THAILAND		1,110,526
Turkey - 0.4%
TAV Havalimanlari Holding A/S	70,000	587,362
United Kingdom - 15.0%
Aberdeen Asset Management PLC	90,700	629,703
Al Noor Hospitals Group PLC	35,200	573,793
Aon PLC	7,000	602,000
Ashtead Group PLC	38,940	650,332
Berendsen PLC	36,700	592,961
Berkeley Group Holdings PLC	14,900	543,450
British American Tobacco PLC (United Kingdom)	23,893	1,354,198
Bunzl PLC	23,300	631,778
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Burberry Group PLC	25,900	$ 634,327
Capita Group PLC	36,500	640,528
Compass Group PLC	46,641	750,593
Diageo PLC sponsored ADR	9,766	1,152,095
Diploma PLC	50,490	561,747
Elementis PLC	143,500	605,801
Filtrona PLC	56,900	624,872
Galiform PLC	105,203	576,068
Halma PLC	61,200	609,927
InterContinental Hotel Group PLC	16,000	607,762
Intertek Group PLC	13,830	602,211
ITV PLC	194,100	630,319
Johnson Matthey PLC	13,338	634,556
London Stock Exchange Group PLC	20,463	659,603
Persimmon PLC	26,000	608,494
Prudential PLC	43,739	1,012,822
Reckitt Benckiser Group PLC	11,100	932,225
Rightmove PLC	17,130	578,200
SABMiller PLC	15,660	883,058
Schroders PLC	15,400	593,959
St. James's Place Capital PLC	57,119	680,731
Standard Life PLC	98,856	622,597
The Restaurant Group PLC	53,215	575,891
Whitbread PLC	10,319	720,379
Zoopla Property Group PLC (d)	161,100	533,979
TOTAL UNITED KINGDOM		22,610,959
United States of America - 15.8%
A.O. Smith Corp.	10,707	571,218
Affiliated Managers Group, Inc. (a)	3,300	659,307
AMETEK, Inc.	11,300	589,295
Amphenol Corp. Class A	11,068	559,819
AutoZone, Inc. (a)	1,061	587,285
Ball Corp.	8,900	573,427
Biogen Idec, Inc. (a)	1,800	577,944
Danaher Corp.	7,269	584,428
Domino's Pizza, Inc.	5,800	514,982
Ecolab, Inc.	5,600	622,888
Fidelity National Information Services, Inc.	9,763	570,062
Fiserv, Inc. (a)	7,439	516,862
Gartner, Inc. Class A (a)	6,600	532,686
Google, Inc. Class C (a)	1,143	639,028
Common Stocks - continued
	Shares	Value
United States of America - continued
Home Depot, Inc.	5,600	$ 546,112
International Flavors & Fragrances, Inc.	5,800	575,070
Kansas City Southern	4,591	563,729
Las Vegas Sands Corp.	11,646	725,080
MasterCard, Inc. Class A	7,700	644,875
McGraw Hill Financial, Inc.	6,904	624,674
McKesson Corp.	3,250	661,083
Mettler-Toledo International, Inc. (a)	2,500	646,175
Moody's Corp.	5,400	535,842
NIKE, Inc. Class B	5,400	502,038
Pall Corp.	6,500	594,230
PPG Industries, Inc.	3,090	629,402
Praxair, Inc.	4,600	579,554
priceline.com, Inc. (a)	553	667,034
Roper Industries, Inc.	3,700	585,710
Sherwin-Williams Co.	2,700	619,812
The Walt Disney Co.	6,193	565,916
Thermo Fisher Scientific, Inc.	4,800	564,336
TransDigm Group, Inc.	3,400	635,902
Union Pacific Corp.	5,500	640,475
United Technologies Corp.	5,481	586,467
Valspar Corp.	7,300	599,768
Verisk Analytics, Inc. (a)	9,000	561,150
Visa, Inc. Class A	2,950	712,219
W.R. Grace & Co. (a)	6,440	609,224
Wyndham Worldwide Corp.	7,600	590,292
TOTAL UNITED STATES OF AMERICA		23,865,400
TOTAL COMMON STOCKS (Cost $134,540,345)		148,230,121
Nonconvertible Preferred Stocks - 0.7%

Colombia - 0.3%
Grupo Aval Acciones y Valores SA	759,572	514,995
Germany - 0.4%
Sartorius AG (non-vtg.)	5,497	599,305
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $1,116,695)		1,114,300
Money Market Funds - 2.5%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	1,565,446	$ 1,565,446
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	2,149,267	2,149,267
TOTAL MONEY MARKET FUNDS (Cost $3,714,713)		3,714,713
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $139,371,753)		153,059,134
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(2,101,414)
NET ASSETS - 100%		$ 150,957,720
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 794
Fidelity Securities Lending Cash Central Fund	26,748
Total	$ 27,542
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 31,445,638	$ 22,523,708	$ 8,921,930	$ -
Consumer Staples	14,147,663	10,551,827	3,595,836	-
Energy	1,055,896	1,055,896	-	-
Financials	22,974,840	14,146,785	8,828,055	-
Health Care	18,410,032	14,199,248	4,210,784	-
Industrials	27,198,769	19,628,568	7,570,201	-
Information Technology	16,692,662	12,118,924	4,573,738	-
Materials	16,843,496	12,525,199	4,318,297	-
Telecommunication Services	575,425	575,425	-	-
Money Market Funds	3,714,713	3,714,713	-	-
Total Investments in Securities:	$ 153,059,134	$ 111,040,293	$ 42,018,841	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 11,921,613
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $2,059,178) - See accompanying schedule: Unaffiliated issuers (cost $135,657,040)	$ 149,344,421
Fidelity Central Funds (cost $3,714,713)	3,714,713
Total Investments (cost $139,371,753)		$ 153,059,134
Foreign currency held at value (cost $89,040)		89,040
Receivable for investments sold		2,564,924
Receivable for fund shares sold		178,375
Dividends receivable		189,885
Distributions receivable from Fidelity Central Funds		832
Prepaid expenses		407
Receivable from investment adviser for expense reductions		38,473
Other receivables		227,531
Total assets		156,348,601

Liabilities
Payable for investments purchased	$ 2,620,328
Unrealized depreciation on foreign currency contracts	772
Payable for fund shares redeemed	194,602
Accrued management fee	106,502
Distribution and service plan fees payable	51,773
Other affiliated payables	38,045
Other payables and accrued expenses	229,592
Collateral on securities loaned, at value	2,149,267
Total liabilities		5,390,881

Net Assets		$ 150,957,720
Net Assets consist of:
Paid in capital		$ 206,522,161
Undistributed net investment income		157,952
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(69,220,288)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		13,497,895
Net Assets		$ 150,957,720

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($51,567,048 ÷ 3,492,183 shares)	$ 14.77

Maximum offering price per share (100/94.25 of $14.77)	$ 15.67
Class T: Net Asset Value and redemption price per share ($58,454,176 ÷ 4,040,004 shares)	$ 14.47

Maximum offering price per share (100/96.50 of $14.47)	$ 14.99
Class B: Net Asset Value and offering price per share ($1,577,039 ÷ 117,876 shares)A	$ 13.38

Class C: Net Asset Value and offering price per share ($20,910,335 ÷ 1,568,930 shares)A	$ 13.33

Institutional Class: Net Asset Value, offering price and redemption price per share ($18,449,122 ÷ 1,171,354 shares)	$ 15.75

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 2,857,116
Income from Fidelity Central Funds		27,542
Income before foreign taxes withheld		2,884,658
Less foreign taxes withheld		(200,663)
Total income		2,683,995

Expenses
Management fee Basic fee	$ 1,008,061
Performance adjustment	262,396
Transfer agent fees	375,894
Distribution and service plan fees	651,528
Accounting and security lending fees	74,843
Custodian fees and expenses	227,831
Independent trustees' compensation	588
Registration fees	64,507
Audit	79,131
Legal	619
Miscellaneous	1,262
Total expenses before reductions	2,746,660
Expense reductions	(376,204)	2,370,456
Net investment income (loss)		313,539
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $95,019)	17,479,071
Foreign currency transactions	(81,172)
Total net realized gain (loss)		17,397,899
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $37,720)	(9,394,720)
Assets and liabilities in foreign currencies	(120)
Total change in net unrealized appreciation (depreciation)		(9,394,840)
Net gain (loss)		8,003,059
Net increase (decrease) in net assets resulting from operations		$ 8,316,598

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 313,539	$ 465,401
Net realized gain (loss)	17,397,899	18,319,822
Change in net unrealized appreciation (depreciation)	(9,394,840)	9,778,382
Net increase (decrease) in net assets resulting from operations	8,316,598	28,563,605
Distributions to shareholders from net investment income	(450,291)	(589,021)
Share transactions - net increase (decrease)	1,810,485	(6,558,856)
Redemption fees	1,603	1,022
Total increase (decrease) in net assets	9,678,395	21,416,750

Net Assets
Beginning of period	141,279,325	119,862,575
End of period (including undistributed net investment income of $157,952 and undistributed net investment income of $430,763, respectively)	$ 150,957,720	$ 141,279,325

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.96	$ 11.25	$ 10.21	$ 10.85	$ 9.34
Income from Investment Operations
Net investment income (loss) C	.06	.07	.08	.08F	.06
Net realized and unrealized gain (loss)	.82	2.73	1.05	(.53)	1.69
Total from investment operations	.88	2.80	1.13	(.45)	1.75
Distributions from net investment income	(.07)	(.09)	(.09)	(.08)	(.08)
Distributions from net realized gain	-	-	(.01)	(.12)	(.16)
Total distributions	(.07)	(.09)	(.09) I	(.19) J	(.24)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 14.77	$ 13.96	$ 11.25	$ 10.21	$ 10.85
Total ReturnA, B	6.31%	24.99%	11.19%	(4.25)%	18.98%
Ratios to Average Net Assets D, G
Expenses before reductions	1.73%	1.74%	1.78%	1.64%	1.45%
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%	1.45%	1.45%
Expenses net of all reductions	1.44%	1.39%	1.41%	1.38%	1.27%
Net investment income (loss)	.42%	.58%	.73%	.74% F	.66%
Supplemental Data
Net assets, end of period (000 omitted)	$ 51,567	$ 49,797	$ 40,624	$ 40,364	$ 49,058
Portfolio turnover rateE	197%	138%	142%	254%	490%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.09 per share is comprised of distributions from net investment income of $.085 and distributions from net realized gain of $.005 per share.

J Total distributions of $.19 per share is comprised of distributions from net investment income of $.077 and distributions from net realized gain of $.116 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.68	$ 11.03	$ 10.00	$ 10.63	$ 9.16
Income from Investment Operations
Net investment income (loss) C	.02	.04	.05	.05F	.04
Net realized and unrealized gain (loss)	.81	2.66	1.04	(.52)	1.65
Total from investment operations	.83	2.70	1.09	(.47)	1.69
Distributions from net investment income	(.04)	(.05)	(.06)	(.05)	(.06)
Distributions from net realized gain	-	-	(.01)	(.12)	(.16)
Total distributions	(.04)	(.05)	(.06) I	(.16) J	(.22)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 14.47	$ 13.68	$ 11.03	$ 10.00	$ 10.63
Total ReturnA, B	6.07%	24.57%	10.99%	(4.51)%	18.65%
Ratios to Average Net Assets D, G
Expenses before reductions	1.94%	1.96%	2.03%	1.88%	1.69%
Expenses net of fee waivers, if any	1.70%	1.70%	1.70%	1.70%	1.69%
Expenses net of all reductions	1.69%	1.64%	1.66%	1.62%	1.51%
Net investment income (loss)	.17%	.33%	.48%	.49% F	.42%
Supplemental Data
Net assets, end of period (000 omitted)	$ 58,454	$ 60,152	$ 53,835	$ 59,914	$ 74,056
Portfolio turnover rateE	197%	138%	142%	254%	490%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .24%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.06 per share is comprised of distributions from net investment income of $.056 and distributions from net realized gain of $.005 per share.

J Total distributions of $.16 per share is comprised of distributions from net investment income of $.047 and distributions from net realized gain of $.116 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.68	$ 10.22	$ 9.26	$ 9.84	$ 8.51
Income from Investment Operations
Net investment income (loss) C	(.04)	(.02)	- H	- F, H	(.01)
Net realized and unrealized gain (loss)	.74	2.48	.96	(.48)	1.53
Total from investment operations	.70	2.46	.96	(.48)	1.52
Distributions from net investment income	-	-	-	(.01)	(.03)
Distributions from net realized gain	-	-	-	(.09)	(.16)
Total distributions	-	-	-	(.10)	(.19)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 13.38	$ 12.68	$ 10.22	$ 9.26	$ 9.84
Total ReturnA, B	5.52%	24.07%	10.37%	(4.99)%	18.03%
Ratios to Average Net Assets D, G
Expenses before reductions	2.50%	2.51%	2.54%	2.39%	2.20%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.20%	2.20%
Expenses net of all reductions	2.19%	2.15%	2.16%	2.13%	2.02%
Net investment income (loss)	(.33)%	(.17)%	(.02)%	(.01)% F	(.09)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,577	$ 2,228	$ 2,745	$ 4,241	$ 8,737
Portfolio turnover rateE	197%	138%	142%	254%	490%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.26) %.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.63	$ 10.18	$ 9.23	$ 9.84	$ 8.51
Income from Investment Operations
Net investment income (loss) C	(.04)	(.02)	- H	- F, H	(.01)
Net realized and unrealized gain (loss)	.74	2.47	.96	(.49)	1.53
Total from investment operations	.70	2.45	.96	(.49)	1.52
Distributions from net investment income	-	-	(.01)	(.01)	(.04)
Distributions from net realized gain	-	-	(.01)	(.11)	(.16)
Total distributions	-	-	(.01) I	(.12)	(.19) J
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 13.33	$ 12.63	$ 10.18	$ 9.23	$ 9.84
Total ReturnA, B	5.54%	24.07%	10.41%	(5.07)%	18.12%
Ratios to Average Net Assets D, G
Expenses before reductions	2.47%	2.49%	2.53%	2.39%	2.20%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.20%	2.20%
Expenses net of all reductions	2.19%	2.14%	2.16%	2.13%	2.02%
Net investment income (loss)	(.33)%	(.17)%	(.02)%	(.01)% F	(.09)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,910	$ 21,334	$ 18,090	$ 19,619	$ 24,809
Portfolio turnover rateE	197%	138%	142%	254%	490%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.26) %.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.01 per share is comprised of distributions from net investment income of $.005 and distributions from net realized gain of $.005 per share.

J Total distributions of $.19 per share is comprised of distributions from net investment income of $.037 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 14.87	$ 11.99	$ 10.87	$ 11.54	$ 9.91
Income from Investment Operations
Net investment income (loss) B	.10	.11	.11	.12E	.10
Net realized and unrealized gain (loss)	.87	2.89	1.13	(.57)	1.78
Total from investment operations	.97	3.00	1.24	(.45)	1.88
Distributions from net investment income	(.09)	(.12)	(.12)	(.11)	(.09)
Distributions from net realized gain	-	-	(.01)	(.12)	(.16)
Total distributions	(.09)	(.12)	(.12) H	(.22) I	(.25)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 15.75	$ 14.87	$ 11.99	$ 10.87	$ 11.54
Total ReturnA	6.58%	25.20%	11.56%	(4.01)%	19.22%
Ratios to Average Net Assets C, F
Expenses before reductions	1.38%	1.39%	1.48%	1.35%	1.19%
Expenses net of fee waivers, if any	1.20%	1.20%	1.20%	1.20%	1.19%
Expenses net of all reductions	1.20%	1.14%	1.16%	1.12%	1.01%
Net investment income (loss)	.67%	.83%	.98%	1.00% E	.93%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,449	$ 7,768	$ 4,568	$ 4,335	$ 4,345
Portfolio turnover rateD	197%	138%	142%	254%	490%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .74%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.12 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.005 per share.

I Total distributions of $.22 per share is comprised of distributions from net investment income of $.107 and distributions from net realized gain of $.116 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Advisor International Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 16,855,011
Gross unrealized depreciation	(3,597,611)
Net unrealized appreciation (depreciation) on securities	$ 13,257,400

Tax Cost	$ 139,801,734

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 161,594
Capital loss carryforward	$ (68,790,306)
Net unrealized appreciation (depreciation) on securities and other investments	$ 13,155,342

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (44,822,434)
2017	(23,967,872)
Total capital loss carryforward	$ (68,790,306)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 450,291	$ 589,021

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. During the period, shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $284,334,736 and $283,544,326, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to its benchmark index, the MSCI All Country World ex USA Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .88% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 128,903	$ 1,848
Class T	.25%	.25%	295,198	1,314
Class B	.75%	.25%	19,143	14,497
Class C	.75%	.25%	208,284	12,266
			$ 651,528	$ 29,925

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 11,032
Class T	4,460
Class B*	925
Class C*	624
$ 17,041

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 145,961.28
Class T	146,337.25
Class B	5,821.30
Class C	57,949.28
Institutional Class	19,826.19
	$ 375,894

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,125 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $231 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash)

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $26,748. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement

Class A	1.45%	$ 142,758
Class T	1.70%	143,072
Class B	2.20%	5,810
Class C	2.20%	56,744
Institutional Class	1.20%	18,766
		$ 367,150

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $8,891 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $163.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 236,147	$ 304,584
Class T	164,337	238,717
Institutional Class	49,807	45,720
Total	$ 450,291	$ 589,021

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	642,209	542,469	$ 9,254,741	$ 6,750,503
Reinvestment of distributions	15,568	23,725	216,240	277,180
Shares redeemed	(733,015)	(609,733)	(10,574,352)	(7,602,328)
Net increase (decrease)	(75,238)	(43,539)	$ (1,103,371)	$ (574,645)
Class T
Shares sold	398,294	451,400	$ 5,642,426	$ 5,558,789
Reinvestment of distributions	11,818	20,410	161,195	234,026
Shares redeemed	(765,657)	(959,232)	(10,811,536)	(11,719,932)
Net increase (decrease)	(355,545)	(487,422)	$ (5,007,915)	$ (5,927,117)
Class B
Shares sold	922	6,302	$ 12,411	$ 70,561
Shares redeemed	(58,773)	(99,127)	(768,373)	(1,122,489)
Net increase (decrease)	(57,851)	(92,825)	$ (755,962)	$ (1,051,928)
Class C
Shares sold	194,612	239,470	$ 2,542,538	$ 2,763,917
Shares redeemed	(314,314)	(327,038)	(4,057,639)	(3,712,216)
Net increase (decrease)	(119,702)	(87,568)	$ (1,515,101)	$ (948,299)
Institutional Class
Shares sold	801,555	235,849	$ 12,565,571	$ 3,203,149
Reinvestment of distributions	2,539	3,069	37,521	38,142
Shares redeemed	(154,955)	(97,820)	(2,410,258)	(1,298,158)
Net increase (decrease)	649,139	141,098	$ 10,192,834	$ 1,943,133

Annual Report

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor International Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor International Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor International Capital Appreciation Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014) and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-

present) and Fidelity Management & Research (U.K.) Inc. (2008-

present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-

present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class A designates 32% and Class T designates 48% of the dividends distributed in December 2013 during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class A and Class T designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/09/13	$0.0851	$0.0191
Class T	12/09/13	$0.0571	$0.0191

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor International Capital Appreciation Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Fidelity Advisor International Capital Appreciation Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor International Capital Appreciation Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in all cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)

AICAP-UANN-1214
1.784754.111

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

International
Capital Appreciation

Fund - Institutional Class

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Institutional Class	6.58%	11.24%	6.41%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® International Capital Appreciation Fund - Institutional Class on October 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the MSCI ACWI (All Country World Index) ex USA Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Sammy Simnegar, Portfolio Manager of Fidelity Advisor® International Capital Appreciation Fund: For the year, the fund's Institutional Class shares returned 6.58%, handily besting the 0.18% gain of the MSCI ACWI (All Country World Index) ex USA Index. Versus this index, the fund's significant non-index exposure to the United States bolstered performance, as did its positioning in emerging markets, especially India and China. Bitauto Holdings, a Chinese automotive website that I sold, was the fund's top relative contributor. Other contributors from China's Internet industry were Baidu and Alibaba Group. Two India-based contributors were Amara Raja Batteries and Axis Bank. Elsewhere, our stake in Ireland's Shire Pharmaceuticals benefited from a buyout offer from U.S. drug company AbbVie. I sold Shire before the deal fell apart in October and subsequently bought it back at a much lower price. Conversely, not owning two strong-performing, large-capitalization drugs stocks in the index, Switzerland's Novartis and U.K.-based AstraZeneca, weighed on relative performance. Russian Internet search firm Yandex also detracted, mainly due to a plunging ruble. Not knowing how to quantify our risk here, I sold this stock. Most of the stocks mentioned in this report were not in the index.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense Ratio B	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.45%
Actual		$ 1,000.00	$ 1,028.60	$ 7.41
Hypothetical A		$ 1,000.00	$ 1,017.90	$ 7.38
Class T	1.70%
Actual		$ 1,000.00	$ 1,027.00	$ 8.69
Hypothetical A		$ 1,000.00	$ 1,016.64	$ 8.64
Class B	2.20%
Actual		$ 1,000.00	$ 1,024.50	$ 11.23
Hypothetical A		$ 1,000.00	$ 1,014.12	$ 11.17
Class C	2.20%
Actual		$ 1,000.00	$ 1,024.60	$ 11.23
Hypothetical A		$ 1,000.00	$ 1,014.12	$ 11.17
Institutional Class	1.20%
Actual		$ 1,000.00	$ 1,029.40	$ 6.14
Hypothetical A		$ 1,000.00	$ 1,019.16	$ 6.11

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Nestle SA sponsored ADR (Switzerland, Food Products)	1.6	0.0
Bayer AG (Germany, Pharmaceuticals)	1.0	0.9
British American Tobacco PLC (United Kingdom) (United Kingdom, Tobacco)	0.9	0.8
Novo Nordisk A/S Series B sponsored ADR (Denmark, Pharmaceuticals)	0.8	0.7
Anheuser-Busch InBev SA NV (Belgium, Beverages)	0.7	0.7
	5.0
Top Five Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	21.1	23.0
Industrials	18.1	21.0
Financials	14.8	10.3
Health Care	12.3	12.7
Materials	11.1	6.7
Top Five Countries as of October 31, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United States of America	15.8	16.6
United Kingdom	15.0	16.1
Japan	7.4	10.1
India	5.6	2.9
France	5.4	5.3
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2014	As of April 30, 2014
Stocks 98.9%	Stocks 99.0%
Short-Term Investments and Net Other Assets (Liabilities) 1.1%	Short-Term Investments and Net Other Assets (Liabilities) 1.0%

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
Australia - 4.0%
Amcor Ltd.	59,012	$ 612,949
Carsales.com Ltd.	76,566	722,505
CSL Ltd.	11,433	807,203
DuluxGroup Ltd.	127,061	600,475
Ramsay Health Care Ltd.	11,739	542,675
realestate.com.au Ltd.	17,793	712,452
SEEK Ltd.	46,235	678,493
Sydney Airport unit	165,382	642,961
Transurban Group unit	97,279	696,703
TOTAL AUSTRALIA		6,016,416
Bailiwick of Jersey - 1.6%
Experian PLC	44,831	673,056
Shire PLC	14,100	946,067
WPP PLC	38,000	742,241
TOTAL BAILIWICK OF JERSEY		2,361,364
Belgium - 0.9%
Anheuser-Busch InBev SA NV	10,580	1,173,263
Arseus NV	6,800	271,833
TOTAL BELGIUM		1,445,096
Bermuda - 0.8%
Credicorp Ltd. (United States)	3,520	566,720
Invesco Ltd.	15,100	611,097
TOTAL BERMUDA		1,177,817
Brazil - 2.0%
BB Seguridade Participacoes SA	47,100	628,406
Cielo SA	37,720	619,406
Kroton Educacional SA	95,400	679,916
Qualicorp SA (a)	54,300	552,226
Ultrapar Participacoes SA	25,400	554,046
TOTAL BRAZIL		3,034,000
British Virgin Islands - 0.7%
Mail.Ru Group Ltd. GDR (Reg. S) (a)	20,800	504,192
Michael Kors Holdings Ltd. (a)	6,900	542,271
TOTAL BRITISH VIRGIN ISLANDS		1,046,463
Canada - 3.9%
Alimentation Couche-Tard, Inc. Class B (sub. vtg.)	18,200	617,674
AutoCanada, Inc.	8,870	492,668
Common Stocks - continued
	Shares	Value
Canada - continued
Canadian National Railway Co.	15,360	$ 1,082,921
Canadian Pacific Railway Ltd.	4,410	917,294
CI Financial Corp.	19,700	572,795
Constellation Software, Inc.	2,150	605,674
Jean Coutu Group, Inc. Class A (sub. vtg.)	23,000	527,324
PrairieSky Royalty Ltd. (d)	16,300	501,850
Stantec, Inc.	8,400	532,225
TOTAL CANADA		5,850,425
Cayman Islands - 2.6%
Alibaba Group Holding Ltd. sponsored ADR	6,900	680,340
Baidu.com, Inc. sponsored ADR (a)	2,800	668,556
Melco Crown Entertainment Ltd. sponsored ADR	25,400	689,356
Sands China Ltd.	117,800	734,732
Tencent Holdings Ltd.	71,800	1,153,989
TOTAL CAYMAN ISLANDS		3,926,973
Denmark - 1.5%
Novo Nordisk A/S Series B sponsored ADR	28,200	1,274,076
Topdanmark A/S (a)	17,000	540,955
Tryg A/S	4,900	529,641
TOTAL DENMARK		2,344,672
Egypt - 0.4%
Commercial International Bank SAE sponsored GDR	84,000	571,200
Finland - 0.9%
Kone Oyj (B Shares)	14,700	631,851
Sampo Oyj (A Shares)	16,300	779,674
TOTAL FINLAND		1,411,525
France - 5.4%
Air Liquide SA	7,282	878,323
Bureau Veritas SA	25,394	627,858
Christian Dior SA	5,000	884,411
Dassault Systemes SA	8,990	569,712
Essilor International SA	6,342	700,173
Ingenico SA	5,780	575,618
L'Oreal SA	5,000	783,845
Pernod Ricard SA	5,400	614,648
Publicis Groupe SA (a)	9,630	666,989
Safran SA	10,730	679,038
Common Stocks - continued
	Shares	Value
France - continued
Sodexo SA	6,900	$ 664,675
Zodiac Aerospace	19,220	586,122
TOTAL FRANCE		8,231,412
Germany - 4.4%
Axel Springer Verlag AG	10,430	572,351
Bayer AG	10,400	1,478,567
CTS Eventim AG	22,122	583,275
Fresenius SE & Co. KGaA	12,900	663,599
Henkel AG & Co. KGaA	8,333	757,186
Linde AG	4,500	829,805
ProSiebenSat.1 Media AG	16,290	656,406
Symrise AG	9,800	551,104
Wirecard AG	15,930	570,034
TOTAL GERMANY		6,662,327
Hong Kong - 1.2%
AIA Group Ltd.	187,000	1,043,539
Galaxy Entertainment Group Ltd.	104,000	711,141
TOTAL HONG KONG		1,754,680
India - 5.6%
Amara Raja Batteries Ltd. (a)	52,534	560,516
Axis Bank Ltd. (a)	87,263	643,148
Exide Industries Ltd.	210,669	540,119
GlaxoSmithKline Consumer Healthcare Ltd.	5,551	499,817
Grasim Industries Ltd. sponsored GDR	9,942	569,975
HDFC Bank Ltd.	39,382	638,593
Housing Development Finance Corp. Ltd.	43,324	780,232
ICICI Bank Ltd. (a)	24,730	656,755
ITC Ltd. (a)	98,334	568,558
Larsen & Toubro Ltd. (a)	25,821	695,856
LIC Housing Finance Ltd.	115,805	681,946
Sun Pharmaceutical Industries Ltd.	38,701	532,597
Sun TV Ltd.	103,907	552,608
Titan Co. Ltd. (a)	77,668	510,199
TOTAL INDIA		8,430,919
Indonesia - 2.8%
PT ACE Hardware Indonesia Tbk	8,557,300	574,347
PT Bank Central Asia Tbk	554,800	598,929
PT Bank Rakyat Indonesia Tbk	702,000	643,310
PT Global Mediacom Tbk	3,732,200	605,738
Common Stocks - continued
	Shares	Value
Indonesia - continued
PT Indocement Tunggal Prakarsa Tbk	326,900	$ 647,911
PT Semen Gresik (Persero) Tbk	470,600	618,158
PT Surya Citra Media Tbk	1,939,100	542,792
TOTAL INDONESIA		4,231,185
Ireland - 2.4%
Actavis PLC (a)	2,756	668,991
Allegion PLC	10,900	578,681
Jazz Pharmaceuticals PLC (a)	3,300	557,172
Kerry Group PLC Class A	8,990	610,495
Mallinckrodt PLC (a)	6,200	571,516
Perrigo Co. PLC	3,700	597,365
TOTAL IRELAND		3,584,220
Italy - 0.4%
Azimut Holding SpA	23,300	544,258
Japan - 7.4%
Astellas Pharma, Inc.	49,500	768,265
Daikin Industries Ltd.	11,200	700,091
Daito Trust Construction Co. Ltd.	4,200	523,323
Dentsu, Inc.	18,060	671,462
Fuji Heavy Industries Ltd.	20,600	685,633
Hoya Corp.	20,200	714,814
Kansai Paint Co. Ltd.	43,000	657,321
Keyence Corp.	1,487	720,574
Misumi Group, Inc.	21,500	678,408
Nippon Paint Holdings Co. Ltd.	28,000	635,806
OBIC Co. Ltd.	15,100	539,056
Olympus Corp. (a)	17,100	613,977
OMRON Corp.	15,270	722,800
Recruit Holdings Co. Ltd. (a)	18,800	642,557
SK Kaken Co. Ltd.	7,130	545,677
SMC Corp.	2,200	623,994
Suzuki Motor Corp.	21,800	730,704
TOTAL JAPAN		11,174,462
Kenya - 0.7%
Kenya Commercial Bank Ltd.	908,300	558,485
Safaricom Ltd.	4,219,000	575,425
TOTAL KENYA		1,133,910
Common Stocks - continued
	Shares	Value
Korea (South) - 0.8%
Coway Co. Ltd.	6,919	$ 525,472
NAVER Corp.	923	647,722
TOTAL KOREA (SOUTH)		1,173,194
Luxembourg - 0.9%
Altice SA	11,100	691,186
Eurofins Scientific SA	2,800	707,554
TOTAL LUXEMBOURG		1,398,740
Mexico - 2.1%
Banregio Grupo Financiero S.A.B. de CV	85,025	491,729
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	6,420	617,861
Grupo Aeroportuario del Pacifico SA de CV Series B	74,100	504,152
Grupo Aeroportuario Norte S.A.B. de CV	99,200	494,223
Grupo Televisa SA de CV (CPO) sponsored ADR	18,500	668,590
Megacable Holdings S.A.B. de CV unit	96,700	442,991
TOTAL MEXICO		3,219,546
Netherlands - 0.9%
IMCD Group BV	21,200	584,469
Reed Elsevier NV	35,534	817,783
TOTAL NETHERLANDS		1,402,252
Nigeria - 0.7%
Dangote Cement PLC	404,093	524,479
Guaranty Trust Bank PLC	3,248,238	490,226
TOTAL NIGERIA		1,014,705
Norway - 0.8%
Gjensidige Forsikring ASA (d)	29,300	532,139
Schibsted ASA (B Shares) (d)	11,860	627,556
TOTAL NORWAY		1,159,695
Philippines - 1.4%
Alliance Global Group, Inc.	1,033,900	581,527
GT Capital Holdings, Inc.	22,565	507,023
SM Investments Corp.	30,915	538,714
SM Prime Holdings, Inc.	1,333,300	518,290
TOTAL PHILIPPINES		2,145,554
Russia - 0.4%
Magnit OJSC GDR (Reg. S)	9,595	642,865
Common Stocks - continued
	Shares	Value
South Africa - 1.5%
Aspen Pharmacare Holdings Ltd.	16,730	$ 596,772
Life Healthcare Group Holdings Ltd.	153,300	579,579
Naspers Ltd. Class N	8,230	1,024,214
TOTAL SOUTH AFRICA		2,200,565
Spain - 1.0%
Amadeus IT Holding SA Class A	19,760	725,534
Grifols SA ADR	20,500	725,495
TOTAL SPAIN		1,451,029
Sweden - 2.2%
ASSA ABLOY AB (B Shares)	13,006	688,860
Atlas Copco AB (A Shares) (d)	26,000	750,337
Elekta AB (B Shares)	61,700	631,694
Hexagon AB (B Shares)	18,800	632,679
HEXPOL AB (B Shares)	7,200	636,715
TOTAL SWEDEN		3,340,285
Switzerland - 4.0%
Compagnie Financiere Richemont SA Series A	11,614	977,138
Givaudan SA	370	616,442
Nestle SA sponsored ADR	32,900	2,412,551
Partners Group Holding AG	2,280	606,049
SGS SA (Reg.)	320	702,427
Sika AG (Bearer)	185	659,513
TOTAL SWITZERLAND		5,974,120
Thailand - 0.7%
Airports of Thailand PCL (For. Reg.)	71,400	530,381
Kasikornbank PCL (For. Reg.)	80,100	580,145
TOTAL THAILAND		1,110,526
Turkey - 0.4%
TAV Havalimanlari Holding A/S	70,000	587,362
United Kingdom - 15.0%
Aberdeen Asset Management PLC	90,700	629,703
Al Noor Hospitals Group PLC	35,200	573,793
Aon PLC	7,000	602,000
Ashtead Group PLC	38,940	650,332
Berendsen PLC	36,700	592,961
Berkeley Group Holdings PLC	14,900	543,450
British American Tobacco PLC (United Kingdom)	23,893	1,354,198
Bunzl PLC	23,300	631,778
Common Stocks - continued
	Shares	Value
United Kingdom - continued
Burberry Group PLC	25,900	$ 634,327
Capita Group PLC	36,500	640,528
Compass Group PLC	46,641	750,593
Diageo PLC sponsored ADR	9,766	1,152,095
Diploma PLC	50,490	561,747
Elementis PLC	143,500	605,801
Filtrona PLC	56,900	624,872
Galiform PLC	105,203	576,068
Halma PLC	61,200	609,927
InterContinental Hotel Group PLC	16,000	607,762
Intertek Group PLC	13,830	602,211
ITV PLC	194,100	630,319
Johnson Matthey PLC	13,338	634,556
London Stock Exchange Group PLC	20,463	659,603
Persimmon PLC	26,000	608,494
Prudential PLC	43,739	1,012,822
Reckitt Benckiser Group PLC	11,100	932,225
Rightmove PLC	17,130	578,200
SABMiller PLC	15,660	883,058
Schroders PLC	15,400	593,959
St. James's Place Capital PLC	57,119	680,731
Standard Life PLC	98,856	622,597
The Restaurant Group PLC	53,215	575,891
Whitbread PLC	10,319	720,379
Zoopla Property Group PLC (d)	161,100	533,979
TOTAL UNITED KINGDOM		22,610,959
United States of America - 15.8%
A.O. Smith Corp.	10,707	571,218
Affiliated Managers Group, Inc. (a)	3,300	659,307
AMETEK, Inc.	11,300	589,295
Amphenol Corp. Class A	11,068	559,819
AutoZone, Inc. (a)	1,061	587,285
Ball Corp.	8,900	573,427
Biogen Idec, Inc. (a)	1,800	577,944
Danaher Corp.	7,269	584,428
Domino's Pizza, Inc.	5,800	514,982
Ecolab, Inc.	5,600	622,888
Fidelity National Information Services, Inc.	9,763	570,062
Fiserv, Inc. (a)	7,439	516,862
Gartner, Inc. Class A (a)	6,600	532,686
Google, Inc. Class C (a)	1,143	639,028
Common Stocks - continued
	Shares	Value
United States of America - continued
Home Depot, Inc.	5,600	$ 546,112
International Flavors & Fragrances, Inc.	5,800	575,070
Kansas City Southern	4,591	563,729
Las Vegas Sands Corp.	11,646	725,080
MasterCard, Inc. Class A	7,700	644,875
McGraw Hill Financial, Inc.	6,904	624,674
McKesson Corp.	3,250	661,083
Mettler-Toledo International, Inc. (a)	2,500	646,175
Moody's Corp.	5,400	535,842
NIKE, Inc. Class B	5,400	502,038
Pall Corp.	6,500	594,230
PPG Industries, Inc.	3,090	629,402
Praxair, Inc.	4,600	579,554
priceline.com, Inc. (a)	553	667,034
Roper Industries, Inc.	3,700	585,710
Sherwin-Williams Co.	2,700	619,812
The Walt Disney Co.	6,193	565,916
Thermo Fisher Scientific, Inc.	4,800	564,336
TransDigm Group, Inc.	3,400	635,902
Union Pacific Corp.	5,500	640,475
United Technologies Corp.	5,481	586,467
Valspar Corp.	7,300	599,768
Verisk Analytics, Inc. (a)	9,000	561,150
Visa, Inc. Class A	2,950	712,219
W.R. Grace & Co. (a)	6,440	609,224
Wyndham Worldwide Corp.	7,600	590,292
TOTAL UNITED STATES OF AMERICA		23,865,400
TOTAL COMMON STOCKS (Cost $134,540,345)		148,230,121
Nonconvertible Preferred Stocks - 0.7%

Colombia - 0.3%
Grupo Aval Acciones y Valores SA	759,572	514,995
Germany - 0.4%
Sartorius AG (non-vtg.)	5,497	599,305
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $1,116,695)		1,114,300
Money Market Funds - 2.5%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b)	1,565,446	$ 1,565,446
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	2,149,267	2,149,267
TOTAL MONEY MARKET FUNDS (Cost $3,714,713)		3,714,713
TOTAL INVESTMENT PORTFOLIO - 101.4% (Cost $139,371,753)		153,059,134
NET OTHER ASSETS (LIABILITIES) - (1.4)%		(2,101,414)
NET ASSETS - 100%		$ 150,957,720
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 794
Fidelity Securities Lending Cash Central Fund	26,748
Total	$ 27,542
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 31,445,638	$ 22,523,708	$ 8,921,930	$ -
Consumer Staples	14,147,663	10,551,827	3,595,836	-
Energy	1,055,896	1,055,896	-	-
Financials	22,974,840	14,146,785	8,828,055	-
Health Care	18,410,032	14,199,248	4,210,784	-
Industrials	27,198,769	19,628,568	7,570,201	-
Information Technology	16,692,662	12,118,924	4,573,738	-
Materials	16,843,496	12,525,199	4,318,297	-
Telecommunication Services	575,425	575,425	-	-
Money Market Funds	3,714,713	3,714,713	-	-
Total Investments in Securities:	$ 153,059,134	$ 111,040,293	$ 42,018,841	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$ 11,921,613
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $2,059,178) - See accompanying schedule: Unaffiliated issuers (cost $135,657,040)	$ 149,344,421
Fidelity Central Funds (cost $3,714,713)	3,714,713
Total Investments (cost $139,371,753)		$ 153,059,134
Foreign currency held at value (cost $89,040)		89,040
Receivable for investments sold		2,564,924
Receivable for fund shares sold		178,375
Dividends receivable		189,885
Distributions receivable from Fidelity Central Funds		832
Prepaid expenses		407
Receivable from investment adviser for expense reductions		38,473
Other receivables		227,531
Total assets		156,348,601

Liabilities
Payable for investments purchased	$ 2,620,328
Unrealized depreciation on foreign currency contracts	772
Payable for fund shares redeemed	194,602
Accrued management fee	106,502
Distribution and service plan fees payable	51,773
Other affiliated payables	38,045
Other payables and accrued expenses	229,592
Collateral on securities loaned, at value	2,149,267
Total liabilities		5,390,881

Net Assets		$ 150,957,720
Net Assets consist of:
Paid in capital		$ 206,522,161
Undistributed net investment income		157,952
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(69,220,288)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		13,497,895
Net Assets		$ 150,957,720

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($51,567,048 ÷ 3,492,183 shares)	$ 14.77

Maximum offering price per share (100/94.25 of $14.77)	$ 15.67
Class T: Net Asset Value and redemption price per share ($58,454,176 ÷ 4,040,004 shares)	$ 14.47

Maximum offering price per share (100/96.50 of $14.47)	$ 14.99
Class B: Net Asset Value and offering price per share ($1,577,039 ÷ 117,876 shares)A	$ 13.38

Class C: Net Asset Value and offering price per share ($20,910,335 ÷ 1,568,930 shares)A	$ 13.33

Institutional Class: Net Asset Value, offering price and redemption price per share ($18,449,122 ÷ 1,171,354 shares)	$ 15.75

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 2,857,116
Income from Fidelity Central Funds		27,542
Income before foreign taxes withheld		2,884,658
Less foreign taxes withheld		(200,663)
Total income		2,683,995

Expenses
Management fee Basic fee	$ 1,008,061
Performance adjustment	262,396
Transfer agent fees	375,894
Distribution and service plan fees	651,528
Accounting and security lending fees	74,843
Custodian fees and expenses	227,831
Independent trustees' compensation	588
Registration fees	64,507
Audit	79,131
Legal	619
Miscellaneous	1,262
Total expenses before reductions	2,746,660
Expense reductions	(376,204)	2,370,456
Net investment income (loss)		313,539
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $95,019)	17,479,071
Foreign currency transactions	(81,172)
Total net realized gain (loss)		17,397,899
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $37,720)	(9,394,720)
Assets and liabilities in foreign currencies	(120)
Total change in net unrealized appreciation (depreciation)		(9,394,840)
Net gain (loss)		8,003,059
Net increase (decrease) in net assets resulting from operations		$ 8,316,598

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 313,539	$ 465,401
Net realized gain (loss)	17,397,899	18,319,822
Change in net unrealized appreciation (depreciation)	(9,394,840)	9,778,382
Net increase (decrease) in net assets resulting from operations	8,316,598	28,563,605
Distributions to shareholders from net investment income	(450,291)	(589,021)
Share transactions - net increase (decrease)	1,810,485	(6,558,856)
Redemption fees	1,603	1,022
Total increase (decrease) in net assets	9,678,395	21,416,750

Net Assets
Beginning of period	141,279,325	119,862,575
End of period (including undistributed net investment income of $157,952 and undistributed net investment income of $430,763, respectively)	$ 150,957,720	$ 141,279,325

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.96	$ 11.25	$ 10.21	$ 10.85	$ 9.34
Income from Investment Operations
Net investment income (loss) C	.06	.07	.08	.08F	.06
Net realized and unrealized gain (loss)	.82	2.73	1.05	(.53)	1.69
Total from investment operations	.88	2.80	1.13	(.45)	1.75
Distributions from net investment income	(.07)	(.09)	(.09)	(.08)	(.08)
Distributions from net realized gain	-	-	(.01)	(.12)	(.16)
Total distributions	(.07)	(.09)	(.09) I	(.19) J	(.24)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 14.77	$ 13.96	$ 11.25	$ 10.21	$ 10.85
Total ReturnA, B	6.31%	24.99%	11.19%	(4.25)%	18.98%
Ratios to Average Net Assets D, G
Expenses before reductions	1.73%	1.74%	1.78%	1.64%	1.45%
Expenses net of fee waivers, if any	1.45%	1.45%	1.45%	1.45%	1.45%
Expenses net of all reductions	1.44%	1.39%	1.41%	1.38%	1.27%
Net investment income (loss)	.42%	.58%	.73%	.74% F	.66%
Supplemental Data
Net assets, end of period (000 omitted)	$ 51,567	$ 49,797	$ 40,624	$ 40,364	$ 49,058
Portfolio turnover rateE	197%	138%	142%	254%	490%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .49%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.09 per share is comprised of distributions from net investment income of $.085 and distributions from net realized gain of $.005 per share.

J Total distributions of $.19 per share is comprised of distributions from net investment income of $.077 and distributions from net realized gain of $.116 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.68	$ 11.03	$ 10.00	$ 10.63	$ 9.16
Income from Investment Operations
Net investment income (loss) C	.02	.04	.05	.05F	.04
Net realized and unrealized gain (loss)	.81	2.66	1.04	(.52)	1.65
Total from investment operations	.83	2.70	1.09	(.47)	1.69
Distributions from net investment income	(.04)	(.05)	(.06)	(.05)	(.06)
Distributions from net realized gain	-	-	(.01)	(.12)	(.16)
Total distributions	(.04)	(.05)	(.06) I	(.16) J	(.22)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 14.47	$ 13.68	$ 11.03	$ 10.00	$ 10.63
Total ReturnA, B	6.07%	24.57%	10.99%	(4.51)%	18.65%
Ratios to Average Net Assets D, G
Expenses before reductions	1.94%	1.96%	2.03%	1.88%	1.69%
Expenses net of fee waivers, if any	1.70%	1.70%	1.70%	1.70%	1.69%
Expenses net of all reductions	1.69%	1.64%	1.66%	1.62%	1.51%
Net investment income (loss)	.17%	.33%	.48%	.49% F	.42%
Supplemental Data
Net assets, end of period (000 omitted)	$ 58,454	$ 60,152	$ 53,835	$ 59,914	$ 74,056
Portfolio turnover rateE	197%	138%	142%	254%	490%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .24%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.06 per share is comprised of distributions from net investment income of $.056 and distributions from net realized gain of $.005 per share.

J Total distributions of $.16 per share is comprised of distributions from net investment income of $.047 and distributions from net realized gain of $.116 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.68	$ 10.22	$ 9.26	$ 9.84	$ 8.51
Income from Investment Operations
Net investment income (loss) C	(.04)	(.02)	- H	- F, H	(.01)
Net realized and unrealized gain (loss)	.74	2.48	.96	(.48)	1.53
Total from investment operations	.70	2.46	.96	(.48)	1.52
Distributions from net investment income	-	-	-	(.01)	(.03)
Distributions from net realized gain	-	-	-	(.09)	(.16)
Total distributions	-	-	-	(.10)	(.19)
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 13.38	$ 12.68	$ 10.22	$ 9.26	$ 9.84
Total ReturnA, B	5.52%	24.07%	10.37%	(4.99)%	18.03%
Ratios to Average Net Assets D, G
Expenses before reductions	2.50%	2.51%	2.54%	2.39%	2.20%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.20%	2.20%
Expenses net of all reductions	2.19%	2.15%	2.16%	2.13%	2.02%
Net investment income (loss)	(.33)%	(.17)%	(.02)%	(.01)% F	(.09)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,577	$ 2,228	$ 2,745	$ 4,241	$ 8,737
Portfolio turnover rateE	197%	138%	142%	254%	490%
A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.26) %.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 12.63	$ 10.18	$ 9.23	$ 9.84	$ 8.51
Income from Investment Operations
Net investment income (loss) C	(.04)	(.02)	- H	- F, H	(.01)
Net realized and unrealized gain (loss)	.74	2.47	.96	(.49)	1.53
Total from investment operations	.70	2.45	.96	(.49)	1.52
Distributions from net investment income	-	-	(.01)	(.01)	(.04)
Distributions from net realized gain	-	-	(.01)	(.11)	(.16)
Total distributions	-	-	(.01) I	(.12)	(.19) J
Redemption fees added to paid in capital C,H	-	-	-	-	-
Net asset value, end of period	$ 13.33	$ 12.63	$ 10.18	$ 9.23	$ 9.84
Total ReturnA, B	5.54%	24.07%	10.41%	(5.07)%	18.12%
Ratios to Average Net Assets D, G
Expenses before reductions	2.47%	2.49%	2.53%	2.39%	2.20%
Expenses net of fee waivers, if any	2.20%	2.20%	2.20%	2.20%	2.20%
Expenses net of all reductions	2.19%	2.14%	2.16%	2.13%	2.02%
Net investment income (loss)	(.33)%	(.17)%	(.02)%	(.01)% F	(.09)%
Supplemental Data
Net assets, end of period (000 omitted)	$ 20,910	$ 21,334	$ 18,090	$ 19,619	$ 24,809
Portfolio turnover rateE	197%	138%	142%	254%	490%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.26) %.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.01 per share is comprised of distributions from net investment income of $.005 and distributions from net realized gain of $.005 per share.

J Total distributions of $.19 per share is comprised of distributions from net investment income of $.037 and distributions from net realized gain of $.155 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 14.87	$ 11.99	$ 10.87	$ 11.54	$ 9.91
Income from Investment Operations
Net investment income (loss) B	.10	.11	.11	.12E	.10
Net realized and unrealized gain (loss)	.87	2.89	1.13	(.57)	1.78
Total from investment operations	.97	3.00	1.24	(.45)	1.88
Distributions from net investment income	(.09)	(.12)	(.12)	(.11)	(.09)
Distributions from net realized gain	-	-	(.01)	(.12)	(.16)
Total distributions	(.09)	(.12)	(.12) H	(.22) I	(.25)
Redemption fees added to paid in capital B, G	-	-	-	-	-
Net asset value, end of period	$ 15.75	$ 14.87	$ 11.99	$ 10.87	$ 11.54
Total ReturnA	6.58%	25.20%	11.56%	(4.01)%	19.22%
Ratios to Average Net Assets C, F
Expenses before reductions	1.38%	1.39%	1.48%	1.35%	1.19%
Expenses net of fee waivers, if any	1.20%	1.20%	1.20%	1.20%	1.19%
Expenses net of all reductions	1.20%	1.14%	1.16%	1.12%	1.01%
Net investment income (loss)	.67%	.83%	.98%	1.00% E	.93%
Supplemental Data
Net assets, end of period (000 omitted)	$ 18,449	$ 7,768	$ 4,568	$ 4,335	$ 4,345
Portfolio turnover rateD	197%	138%	142%	254%	490%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.03 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .74%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.12 per share is comprised of distributions from net investment income of $.115 and distributions from net realized gain of $.005 per share.

I Total distributions of $.22 per share is comprised of distributions from net investment income of $.107 and distributions from net realized gain of $.116 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Advisor International Capital Appreciation Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 16,855,011
Gross unrealized depreciation	(3,597,611)
Net unrealized appreciation (depreciation) on securities	$ 13,257,400

Tax Cost	$ 139,801,734

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 161,594
Capital loss carryforward	$ (68,790,306)
Net unrealized appreciation (depreciation) on securities and other investments	$ 13,155,342

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (44,822,434)
2017	(23,967,872)
Total capital loss carryforward	$ (68,790,306)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 450,291	$ 589,021

Annual Report

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. During the period, shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $284,334,736 and $283,544,326, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .45% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to its benchmark index, the MSCI All Country World ex USA Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .88% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 128,903	$ 1,848
Class T	.25%	.25%	295,198	1,314
Class B	.75%	.25%	19,143	14,497
Class C	.75%	.25%	208,284	12,266
			$ 651,528	$ 29,925

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 11,032
Class T	4,460
Class B*	925
Class C*	624
$ 17,041

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 145,961.28
Class T	146,337.25
Class B	5,821.30
Class C	57,949.28
Institutional Class	19,826.19
	$ 375,894

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,125 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $231 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash)

Annual Report

Notes to Financial Statements - continued

7. Security Lending - continued

against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $26,748. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement

Class A	1.45%	$ 142,758
Class T	1.70%	143,072
Class B	2.20%	5,810
Class C	2.20%	56,744
Institutional Class	1.20%	18,766
		$ 367,150

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $8,891 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $163.

Annual Report

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 236,147	$ 304,584
Class T	164,337	238,717
Institutional Class	49,807	45,720
Total	$ 450,291	$ 589,021

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	642,209	542,469	$ 9,254,741	$ 6,750,503
Reinvestment of distributions	15,568	23,725	216,240	277,180
Shares redeemed	(733,015)	(609,733)	(10,574,352)	(7,602,328)
Net increase (decrease)	(75,238)	(43,539)	$ (1,103,371)	$ (574,645)
Class T
Shares sold	398,294	451,400	$ 5,642,426	$ 5,558,789
Reinvestment of distributions	11,818	20,410	161,195	234,026
Shares redeemed	(765,657)	(959,232)	(10,811,536)	(11,719,932)
Net increase (decrease)	(355,545)	(487,422)	$ (5,007,915)	$ (5,927,117)
Class B
Shares sold	922	6,302	$ 12,411	$ 70,561
Shares redeemed	(58,773)	(99,127)	(768,373)	(1,122,489)
Net increase (decrease)	(57,851)	(92,825)	$ (755,962)	$ (1,051,928)
Class C
Shares sold	194,612	239,470	$ 2,542,538	$ 2,763,917
Shares redeemed	(314,314)	(327,038)	(4,057,639)	(3,712,216)
Net increase (decrease)	(119,702)	(87,568)	$ (1,515,101)	$ (948,299)
Institutional Class
Shares sold	801,555	235,849	$ 12,565,571	$ 3,203,149
Reinvestment of distributions	2,539	3,069	37,521	38,142
Shares redeemed	(154,955)	(97,820)	(2,410,258)	(1,298,158)
Net increase (decrease)	649,139	141,098	$ 10,192,834	$ 1,943,133

Annual Report

Notes to Financial Statements - continued

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and Shareholders of Fidelity Advisor International Capital Appreciation Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Advisor International Capital Appreciation Fund (the Fund), a fund of Fidelity Advisor Series VIII, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Advisor International Capital Appreciation Fund as of October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

December 18, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014) and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-

present) and Fidelity Management & Research (U.K.) Inc. (2008-

present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-

present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Institutional Class designates 24% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Institutional Class designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/09/13	$0.1121	$0.0191

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor International Capital Appreciation Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Fidelity Advisor International Capital Appreciation Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor International Capital Appreciation Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each class ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in all cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors

FIL Investments (Japan) Limited

FIL Investment Advisors (UK) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Co.

Boston, MA

(Fidelity Investment logo)(registered trademark)

AICAPI-UANN-1214
1.784755.111

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Overseas

Fund - Class A, Class T, Class B and Class C

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	-6.91%	6.40%	5.06%
Class T (incl. 3.50% sales charge)	-4.87%	6.72%	5.13%
Class B (incl. contingent deferred sales charge) A	-6.89%	6.54%	5.11%
Class C (incl. contingent deferred sales charge) B	-3.03%	6.85%	4.89%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Overseas Fund - Class A on October 31, 2004, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Graeme Rockett, Portfolio Manager of Fidelity Advisor® Overseas Fund: For the year, the fund's Class A, Class T, Class B and Class C shares returned -1.24%, -1.42%, -2.03% and -2.06%, respectively (excluding sales charges), trailing the -0.48% return of the MSCI EAFE Index. Versus the index, a number of businesses that benefit from global Internet and broadband penetration detracted. I sold the fund's stake in Mail.Ru Group, as the stock was negatively affected by sanctions on the Russian economy and the devaluation of the ruble. In health care, it hurt to not own outperforming index component and Swiss pharmaceuticals firm Novartis. On the plus side, choices in information technology by far added the most value, including Chinese social media and e-commerce firm Tencent Holdings. I also continued to invest in online classifieds businesses, and a number of these stocks placed among the fund's top individual contributors: South Africa's Naspers - the largest position in the fund at period end - and China-based Bitauto Holdings and SouFun Holdings. As these stocks outperformed, I reduced our outsized exposure on short-term concerns. It also helped to acquire a position in Chinese e-commerce firm Alibaba Group Holding at its initial public offering in September. I felt the stock was undervalued at the IPO price, and the market agreed - the stock soared after an initial market dip.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.27%
Actual		$ 1,000.00	$ 972.30	$ 6.31
HypotheticalA		$ 1,000.00	$ 1,018.80	$ 6.46
Class T	1.45%
Actual		$ 1,000.00	$ 971.20	$ 7.20
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38
Class B	2.04%
Actual		$ 1,000.00	$ 968.70	$ 10.12
HypotheticalA		$ 1,000.00	$ 1,014.92	$ 10.36
Class C	2.05%
Actual		$ 1,000.00	$ 968.10	$ 10.17
HypotheticalA		$ 1,000.00	$ 1,014.87	$ 10.41
Institutional Class	.93%
Actual		$ 1,000.00	$ 973.80	$ 4.63
HypotheticalA		$ 1,000.00	$ 1,020.52	$ 4.74

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Naspers Ltd. Class N (South Africa, Media)	2.5	2.0
Nestle SA (Switzerland, Food Products)	2.3	2.2
Sanofi SA (France, Pharmaceuticals)	1.7	2.3
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.7	1.6
Rakuten, Inc. (Japan, Internet & Catalog Retail)	1.6	1.4
	9.8
Top Five Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	25.4	26.4
Financials	17.6	17.9
Information Technology	16.5	12.2
Consumer Staples	12.0	11.3
Health Care	10.4	9.7
Top Five Countries as of October 31, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	20.8	19.2
Japan	18.8	16.4
United States of America	9.1	6.8
Cayman Islands	6.8	3.7
France	6.6	9.5
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2014	As of April 30, 2014
Stocks 99.2%	Stocks 99.0%
Short-Term Investments and Net Other Assets (Liabilities) 0.8%	Short-Term Investments and Net Other Assets (Liabilities) 1.0%

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value (000s)
Australia - 2.2%
AMP Ltd.	186,173	$ 960
BHP Billiton Ltd.	211,768	6,335
Carsales.com Ltd.	135,616	1,280
G8 Education Ltd.	306,470	1,354
iSelect Ltd. (a)	2,907,626	3,548
Macquarie Group Ltd.	41,347	2,235
TOTAL AUSTRALIA		15,712
Bailiwick of Jersey - 1.0%
Glencore Xstrata PLC	526,430	2,694
Shire PLC	63,600	4,267
TOTAL BAILIWICK OF JERSEY		6,961
Belgium - 0.7%
Ageas	35,290	1,178
KBC Groupe SA (a)	25,776	1,381
UCB SA	29,600	2,388
TOTAL BELGIUM		4,947
Bermuda - 0.8%
Clear Media Ltd.	1,278,000	1,308
Oriental Watch Holdings Ltd.	2,992,000	668
Signet Jewelers Ltd.	32,000	3,840
TOTAL BERMUDA		5,816
Brazil - 1.4%
BB Seguridade Participacoes SA	279,900	3,734
Cielo SA	236,560	3,885
Kroton Educacional SA	302,516	2,156
TOTAL BRAZIL		9,775
British Virgin Islands - 0.2%
Gem Diamonds Ltd. (a)	465,700	1,157
Canada - 0.4%
Entertainment One Ltd.	442,400	2,217
MDC Partners, Inc. Class A (sub. vtg.)	16,600	344
Performance Sports Group Ltd. (a)	23,000	398
TOTAL CANADA		2,959
Cayman Islands - 6.8%
58.com, Inc. ADR (d)	67,600	2,675
Alibaba Group Holding Ltd. sponsored ADR	88,400	8,716
Autohome, Inc. ADR Class A	37,000	1,957
Common Stocks - continued
	Shares	Value (000s)
Cayman Islands - continued
Baidu.com, Inc. sponsored ADR (a)	30,100	$ 7,187
Bitauto Holdings Ltd. ADR (a)	34,200	2,863
Ctrip.com International Ltd. sponsored ADR (a)	50,900	2,967
GCL-Poly Energy Holdings Ltd. (a)	8,557,000	2,884
Greatview Aseptic Pack Co. Ltd.	1,720,000	1,132
Hengdeli Holdings Ltd.	7,597,000	1,223
Qunar Cayman Islands Ltd. sponsored ADR (d)	50,600	1,361
Sitoy Group Holdings Ltd.	870,000	717
SouFun Holdings Ltd. ADR (d)	368,600	3,594
Tencent Holdings Ltd.	530,700	8,530
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	62,900	2,371
TOTAL CAYMAN ISLANDS		48,177
China - 0.3%
TravelSky Technology Ltd. (H Shares)	1,713,000	1,790
Denmark - 2.3%
Danske Bank A/S	51,111	1,402
Novo Nordisk A/S:
Series B	14,315	647
Series B sponsored ADR	245,100	11,074
Pandora A/S	34,400	2,896
TOTAL DENMARK		16,019
France - 6.6%
AXA SA	49,558	1,143
AXA SA sponsored ADR	67,200	1,560
BNP Paribas SA	79,616	5,003
Bollore Group (d)	3,522	1,668
Bollore Group (a)	11	5
Edenred SA	50,231	1,391
GameLoft SE (a)	239,900	1,233
Groupe FNAC SA (a)	1	0*
Havas SA	416,300	3,365
Iliad SA	6,166	1,348
LVMH Moet Hennessy - Louis Vuitton SA	13,222	2,243
Pernod Ricard SA	35,600	4,052
Safran SA	37,900	2,398
Sanofi SA	80,690	7,322
Sanofi SA sponsored ADR	95,600	4,421
Societe Generale Series A	36,162	1,741
Total SA	129,000	7,702
TOTAL FRANCE		46,595
Common Stocks - continued
	Shares	Value (000s)
Germany - 2.9%
Allianz SE	15,880	$ 2,525
Axel Springer Verlag AG	51,400	2,821
Bayer AG	62,240	8,849
Commerzbank AG (a)	23,500	354
CTS Eventim AG	106,958	2,820
Deutsche Bank AG	31,560	987
Deutsche Boerse AG	36,969	2,525
TOTAL GERMANY		20,881
Greece - 0.1%
Greek Organization of Football Prognostics SA	84,300	1,022
Hong Kong - 1.3%
AIA Group Ltd.	970,800	5,417
Television Broadcasts Ltd.	761,000	4,167
TOTAL HONG KONG		9,584
India - 0.5%
Info Edge India Ltd.	198,211	2,724
Just Dial Ltd.	25,947	634
TOTAL INDIA		3,358
Ireland - 2.0%
C&C Group PLC	1,377,300	6,134
Glanbia PLC	157,200	2,218
Kingspan Group PLC (United Kingdom)	203,300	3,195
Paddy Power PLC (Ireland)	32,100	2,341
TOTAL IRELAND		13,888
Isle of Man - 0.5%
Playtech Ltd.	314,323	3,550
Israel - 0.5%
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	33,700	1,500
Sarine Technologies Ltd.	750,000	1,739
TOTAL ISRAEL		3,239
Italy - 1.9%
Assicurazioni Generali SpA	71,400	1,462
Brunello Cucinelli SpA	4,900	99
Eni SpA	60,300	1,285
Eni SpA sponsored ADR	22,300	948
Intesa Sanpaolo SpA	1,752,800	5,153
Lottomatica SpA (d)	36,500	849
Common Stocks - continued
	Shares	Value (000s)
Italy - continued
Salvatore Ferragamo Italia SpA	42,800	$ 1,010
Tod's SpA (d)	25,929	2,387
TOTAL ITALY		13,193
Japan - 18.8%
Astellas Pharma, Inc.	560,500	8,699
Cosmos Pharmaceutical Corp.	47,300	6,763
Daiwa Securities Group, Inc.	208,000	1,644
Dentsu, Inc.	183,300	6,815
Enigmo, Inc. (a)	310,000	3,158
Fuji Media Holdings, Inc.	68,900	951
Fujitsu Ltd.	231,000	1,404
Hitachi Ltd.	703,000	5,524
Honda Motor Co. Ltd.	118,700	3,795
Hoya Corp.	91,000	3,220
Infomart Corp.	23,200	413
Japan Tobacco, Inc.	138,600	4,729
JTEKT Corp.	85,200	1,370
Keyence Corp.	13,800	6,687
Misumi Group, Inc.	325,000	10,255
Mitsubishi Electric Corp.	318,000	4,100
Mitsubishi UFJ Financial Group, Inc.	1,172,700	6,836
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	124,300	731
MS&AD Insurance Group Holdings, Inc.	75,400	1,630
NEC Corp.	394,000	1,393
NEXT Co. Ltd.	457,400	2,600
Nomura Holdings, Inc.	204,200	1,276
Nomura Holdings, Inc. sponsored ADR	40,900	260
Olympus Corp. (a)	57,600	2,068
OMRON Corp.	66,900	3,167
ORIX Corp.	459,800	6,382
Pigeon Corp.	15,400	960
Proto Corp.	36,500	502
Rakuten, Inc.	977,900	11,027
Recruit Holdings Co. Ltd. (a)	13,700	468
Ship Healthcare Holdings, Inc.	52,200	1,222
SoftBank Corp.	72,400	5,271
Sumitomo Mitsui Financial Group, Inc.	137,400	5,604
Suzuki Motor Corp.	54,400	1,823
THK Co. Ltd.	67,300	1,693
Tokio Marine Holdings, Inc.	59,300	1,902
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Toyota Motor Corp.	113,000	$ 6,800
Toyota Motor Corp. sponsored ADR	4,300	522
TOTAL JAPAN		133,664
Kenya - 0.1%
East African Breweries Ltd.	116,216	370
Korea (South) - 1.3%
Korea Express Co. Ltd. (a)	14,796	2,658
NAVER Corp.	9,457	6,637
TOTAL KOREA (SOUTH)		9,295
Malta - 0.6%
Kambi Group PLC (a)	228,400	2,181
Unibet Group PLC unit	40,100	2,311
TOTAL MALTA		4,492
Netherlands - 0.8%
AEGON NV	109,900	896
ASML Holding NV	13,857	1,381
ING Groep NV:
(Certificaten Van Aandelen) (a)	193,910	2,777
sponsored ADR (a)	59,300	849
TOTAL NETHERLANDS		5,903
New Zealand - 0.1%
EBOS Group Ltd.	99,154	740
Nigeria - 0.1%
Guinness Nigeria PLC	395,662	386
Nigerian Breweries PLC	673,311	658
TOTAL NIGERIA		1,044
Norway - 1.0%
DNB ASA	184,200	3,384
Schibsted ASA (B Shares) (d)	64,700	3,424
Statoil ASA sponsored ADR	23,300	535
TOTAL NORWAY		7,343
Philippines - 0.6%
Alliance Global Group, Inc.	3,777,700	2,125
Melco Crown Philippines Resort (a)	7,218,600	2,409
TOTAL PHILIPPINES		4,534
Common Stocks - continued
	Shares	Value (000s)
South Africa - 3.4%
Alexander Forbes Group Holding (a)	916,508	$ 715
Capevin Holdings Ltd.	66,096	52
Clicks Group Ltd.	385,766	2,627
Distell Group Ltd.	112,162	1,358
Life Healthcare Group Holdings Ltd.	272,900	1,032
Naspers Ltd. Class N	145,000	18,038
TOTAL SOUTH AFRICA		23,822
Spain - 1.4%
Atresmedia Corporacion de Medios de Comunicacion SA	229,100	3,356
Banco Bilbao Vizcaya Argentaria SA	205,000	2,293
Banco Santander SA:
rights 11/3/14 (a)	147,016	28
(Spain)	147,053	1,299
Mediaset Espana Comunicacion, S.A. (a)	223,800	2,802
TOTAL SPAIN		9,778
Sweden - 1.2%
Nordea Bank AB	249,400	3,198
Svenska Cellulosa AB (SCA) (B Shares)	191,800	4,288
Swedbank AB (A Shares)	51,612	1,365
TOTAL SWEDEN		8,851
Switzerland - 5.6%
Compagnie Financiere Richemont SA Series A	64,450	5,422
Credit Suisse Group AG	163,141	4,347
Credit Suisse Group AG sponsored ADR	11,300	301
Nestle SA	218,204	16,002
Swiss Re Ltd.	19,790	1,598
Syngenta AG (Switzerland)	16,570	5,124
UBS AG	208,359	3,623
UBS AG (NY Shares)	108,277	1,882
Zurich Insurance Group AG	5,614	1,697
TOTAL SWITZERLAND		39,996
Taiwan - 0.2%
Addcn Technology Co. Ltd.	153,000	1,471
Thailand - 0.2%
Thai Beverage PCL	2,900,000	1,727
United Kingdom - 20.8%
Al Noor Hospitals Group PLC	53,600	874
Anglo American PLC (United Kingdom)	120,700	2,548
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
AstraZeneca PLC (United Kingdom)	98,550	$ 7,199
Aviva PLC	184,200	1,541
Barclays PLC	1,171,848	4,507
Barclays PLC sponsored ADR	52,868	814
BG Group PLC	163,618	2,727
BHP Billiton PLC	121,504	3,139
BP PLC	183,400	1,320
BP PLC sponsored ADR	49,166	2,137
Brammer PLC	527,500	2,736
Burberry Group PLC	165,900	4,063
Dechra Pharmaceuticals PLC	73,200	888
Diageo PLC	231,700	6,833
Dunelm Group PLC	195,800	2,642
Exova Group Ltd. PLC (a)	40,100	109
Foxtons Group PLC	194,600	524
Galiform PLC	1,002,300	5,488
GlaxoSmithKline PLC	168,000	3,799
HSBC Holdings PLC sponsored ADR	183,891	9,382
Intertek Group PLC	62,300	2,713
ITV PLC	1,571,900	5,105
Johnson Matthey PLC	72,319	3,441
Lloyds Banking Group PLC (a)	5,476,799	6,763
M&C Saatchi PLC	887,505	4,199
Moneysupermarket.com Group PLC	738,800	2,364
Poundland Group PLC (a)	74,176	374
Prudential PLC	100,209	2,320
Reckitt Benckiser Group PLC	27,300	2,293
Rightmove PLC	182,700	6,167
Rio Tinto PLC	94,332	4,488
Rolls-Royce Group PLC	164,274	2,215
Royal Bank of Scotland Group PLC (a)	120,080	747
Royal Dutch Shell PLC:
Class A (United Kingdom)	233,928	8,356
Class B (United Kingdom)	176,236	6,511
SABMiller PLC	155,100	8,746
Standard Chartered PLC (United Kingdom)	89,816	1,350
SThree PLC	190,600	945
Taylor Wimpey PLC	715,100	1,354
Travis Perkins PLC	81,800	2,162
Vodafone Group PLC	2,164,100	7,197
William Hill PLC	718,366	4,143
TOTAL UNITED KINGDOM		147,223
Common Stocks - continued
	Shares	Value (000s)
United States of America - 9.1%
BlackRock, Inc. Class A	10,800	$ 3,684
Boston Beer Co., Inc. Class A (a)	6,500	1,619
Dunkin' Brands Group, Inc.	46,700	2,124
eBay, Inc. (a)	44,700	2,347
Facebook, Inc. Class A (a)	65,600	4,919
Gilead Sciences, Inc. (a)	46,200	5,174
Google, Inc.:
Class A (a)	6,700	3,805
Class C (a)	5,400	3,019
Lorillard, Inc.	39,600	2,435
MercadoLibre, Inc. (d)	18,800	2,560
Monsanto Co.	26,700	3,072
Monster Beverage Corp. (a)	64,600	6,517
priceline.com, Inc. (a)	3,500	4,222
Sprouts Farmers Market LLC (a)	97,800	2,847
Tiffany & Co., Inc.	49,600	4,768
TripAdvisor, Inc. (a)	17,900	1,587
Visa, Inc. Class A	28,500	6,881
Zillow, Inc. (a)(d)	26,000	2,827
TOTAL UNITED STATES OF AMERICA		64,407
TOTAL COMMON STOCKS (Cost $610,873)		693,283
Nonconvertible Preferred Stocks - 1.5%

Germany - 1.5%
Sartorius AG (non-vtg.)	16,700	1,821
Volkswagen AG	40,000	8,524
TOTAL GERMANY		10,345
United Kingdom - 0.0%
Rolls-Royce Group PLC	14,784,660	24
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $9,047)		10,369
Money Market Funds - 2.7%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.11% (b)	1,115,066	$ 1,115
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	17,737,960	17,738
TOTAL MONEY MARKET FUNDS (Cost $18,853)		18,853
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $638,773)		722,505
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(13,166)
NET ASSETS - 100%		$ 709,339
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
* Amount represents less than $1,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 13
Fidelity Securities Lending Cash Central Fund	326
Total	$ 339
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 177,659	$ 127,952	$ 49,707	$ -
Consumer Staples	85,114	48,100	37,014	-
Energy	31,521	3,620	27,901	-
Financials	126,909	53,245	73,664	-
Health Care	74,855	39,632	35,223	-
Industrials	43,969	22,219	21,750	-
Information Technology	116,679	72,400	44,279	-
Materials	33,130	10,364	22,766	-
Telecommunication Services	13,816	1,348	12,468	-
Money Market Funds	18,853	18,853	-	-
Total Investments in Securities:	$ 722,505	$ 397,733	$ 324,772	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 44,934
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $17,941) - See accompanying schedule: Unaffiliated issuers (cost $619,920)	$ 703,652
Fidelity Central Funds (cost $18,853)	18,853
Total Investments (cost $638,773)		$ 722,505
Receivable for investments sold		8,034
Receivable for fund shares sold		1,542
Dividends receivable		1,676
Distributions receivable from Fidelity Central Funds		11
Prepaid expenses		2
Other receivables		78
Total assets		733,848

Liabilities
Payable for investments purchased	$ 5,509
Payable for fund shares redeemed	426
Accrued management fee	427
Distribution and service plan fees payable	150
Other affiliated payables	150
Other payables and accrued expenses	109
Collateral on securities loaned, at value	17,738
Total liabilities		24,509

Net Assets		$ 709,339
Net Assets consist of:
Paid in capital		$ 677,270
Undistributed net investment income		1,479
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(53,054)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		83,644
Net Assets		$ 709,339

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($65,257.9 ÷ 3,094.63 shares)	$ 21.09

Maximum offering price per share (100/94.25 of $21.09)	$ 22.38
Class T: Net Asset Value and redemption price per share ($293,404.0 ÷ 13,570.92 shares)	$ 21.62

Maximum offering price per share (100/96.50 of $21.62)	$ 22.40
Class B: Net Asset Value and offering price per share ($2,058.0 100.61 shares)A	$ 20.46

Class C: Net Asset Value and offering price per share ($18,970.9 ÷ 919.37 shares)A	$ 20.63

Institutional Class: Net Asset Value, offering price and redemption price per share ($329,647.7 ÷ 15,294.00 shares)	$ 21.55

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2014

Investment Income
Dividends		$ 18,929
Income from Fidelity Central Funds		339
Income before foreign taxes withheld		19,268
Less foreign taxes withheld		(1,240)
Total income		18,028

Expenses
Management fee Basic fee	$ 5,216
Performance adjustment	(65)
Transfer agent fees	1,509
Distribution and service plan fees	2,013
Accounting and security lending fees	367
Custodian fees and expenses	155
Independent trustees' compensation	3
Registration fees	72
Audit	78
Legal	4
Miscellaneous	6
Total expenses		9,358
Net investment income (loss)		8,670
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	58,093
Foreign currency transactions	(155)
Total net realized gain (loss)		57,938
Change in net unrealized appreciation (depreciation) on: Investment securities	(75,457)
Assets and liabilities in foreign currencies	(68)
Total change in net unrealized appreciation (depreciation)		(75,525)
Net gain (loss)		(17,587)
Net increase (decrease) in net assets resulting from operations		$ (8,917)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,670	$ 6,363
Net realized gain (loss)	57,938	35,511
Change in net unrealized appreciation (depreciation)	(75,525)	138,935
Net increase (decrease) in net assets resulting from operations	(8,917)	180,809
Distributions to shareholders from net investment income	(6,228)	(8,840)
Distributions to shareholders from net realized gain	(2,640)	(1,437)
Total distributions	(8,868)	(10,277)
Share transactions - net increase (decrease)	(1,301)	(49,806)
Redemption fees	19	12
Total increase (decrease) in net assets	(19,067)	120,738

Net Assets
Beginning of period	728,406	607,668
End of period (including undistributed net investment income of $1,479 and undistributed net investment income of $6,237, respectively)	$ 709,339	$ 728,406

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 21.61	$ 16.76	$ 16.13	$ 17.77	$ 15.68
Income from Investment Operations
Net investment income (loss) C	.24	.17	.23	.16	.17
Net realized and unrealized gain (loss)	(.50)	4.97	.64	(1.54)	2.16
Total from investment operations	(.26)	5.14	.87	(1.38)	2.33
Distributions from net investment income	(.18)	(.25)	(.24)	(.21)	(.21)
Distributions from net realized gain	(.08)	(.04)	-	(.05)	(.03)
Total distributions	(.26)	(.29)	(.24)	(.26)	(.24)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 21.09	$ 21.61	$ 16.76	$ 16.13	$ 17.77
Total ReturnA, B	(1.24)%	31.13%	5.51%	(7.95)%	14.99%
Ratios to Average Net Assets D, F
Expenses before reductions	1.30%	1.37%	1.33%	1.34%	1.36%
Expenses net of fee waivers, if any	1.30%	1.37%	1.33%	1.34%	1.36%
Expenses net of all reductions	1.30%	1.36%	1.32%	1.32%	1.33%
Net investment income (loss)	1.10%	.91%	1.43%	.90%	1.04%
Supplemental Data
Net assets, end of period (in millions)	$ 65	$ 69	$ 60	$ 60	$ 70
Portfolio turnover rateE	39%	37%	36%	44%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 22.16	$ 17.16	$ 16.50	$ 18.18	$ 16.03
Income from Investment Operations
Net investment income (loss) C	.21	.14	.20	.13	.14
Net realized and unrealized gain (loss)	(.52)	5.11	.66	(1.59)	2.23
Total from investment operations	(.31)	5.25	.86	(1.46)	2.37
Distributions from net investment income	(.15)	(.21)	(.20)	(.17)	(.19)
Distributions from net realized gain	(.08)	(.04)	-	(.05)	(.03)
Total distributions	(.23)	(.25)	(.20)	(.22)	(.22)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 21.62	$ 22.16	$ 17.16	$ 16.50	$ 18.18
Total ReturnA, B	(1.42)%	30.96%	5.32%	(8.17)%	14.88%
Ratios to Average Net Assets D, F
Expenses before reductions	1.48%	1.53%	1.51%	1.52%	1.53%
Expenses net of fee waivers, if any	1.48%	1.53%	1.51%	1.51%	1.53%
Expenses net of all reductions	1.48%	1.52%	1.50%	1.49%	1.50%
Net investment income (loss)	.92%	.74%	1.25%	.73%	.86%
Supplemental Data
Net assets, end of period (in millions)	$ 293	$ 329	$ 271	$ 305	$ 371
Portfolio turnover rateE	39%	37%	36%	44%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 21.02	$ 16.25	$ 15.58	$ 17.18	$ 15.16
Income from Investment Operations
Net investment income (loss) C	.07	.03	.10	.03	.04
Net realized and unrealized gain (loss)	(.49)	4.85	.63	(1.51)	2.10
Total from investment operations	(.42)	4.88	.73	(1.48)	2.14
Distributions from net investment income	(.06)	(.07)	(.06)	(.08)	(.09)
Distributions from net realized gain	(.08)	(.04)	-	(.05)	(.03)
Total distributions	(.14)	(.11)	(.06)	(.12) H	(.12)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 20.46	$ 21.02	$ 16.25	$ 15.58	$ 17.18
Total ReturnA, B	(2.03)%	30.21%	4.72%	(8.67)%	14.15%
Ratios to Average Net Assets D, F
Expenses before reductions	2.09%	2.12%	2.09%	2.10%	2.11%
Expenses net of fee waivers, if any	2.09%	2.12%	2.09%	2.09%	2.11%
Expenses net of all reductions	2.09%	2.11%	2.07%	2.07%	2.09%
Net investment income (loss)	.31%	.16%	.67%	.15%	.28%
Supplemental Data
Net assets, end of period (in millions)	$ 2	$ 3	$ 3	$ 4	$ 7
Portfolio turnover rateE	39%	37%	36%	44%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.12 per share is comprised of distributions from net investment income of $.079 and distributions from net realized gain of $.045 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 21.21	$ 16.43	$ 15.78	$ 17.39	$ 15.36
Income from Investment Operations
Net investment income (loss) C	.07	.03	.11	.03	.05
Net realized and unrealized gain (loss)	(.50)	4.89	.64	(1.52)	2.12
Total from investment operations	(.43)	4.92	.75	(1.49)	2.17
Distributions from net investment income	(.07)	(.10)	(.10)	(.07)	(.11)
Distributions from net realized gain	(.08)	(.04)	-	(.05)	(.03)
Total distributions	(.15)	(.14)	(.10)	(.12)	(.14)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 20.63	$ 21.21	$ 16.43	$ 15.78	$ 17.39
Total ReturnA, B	(2.06)%	30.16%	4.78%	(8.67)%	14.17%
Ratios to Average Net Assets D, F
Expenses before reductions	2.08%	2.12%	2.09%	2.09%	2.10%
Expenses net of fee waivers, if any	2.08%	2.12%	2.09%	2.09%	2.10%
Expenses net of all reductions	2.08%	2.10%	2.07%	2.07%	2.08%
Net investment income (loss)	.32%	.16%	.67%	.15%	.29%
Supplemental Data
Net assets, end of period (in millions)	$ 19	$ 21	$ 16	$ 19	$ 22
Portfolio turnover rateE	39%	37%	36%	44%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 22.07	$ 17.11	$ 16.45	$ 18.10	$ 15.95
Income from Investment Operations
Net investment income (loss) B	.32	.24	.29	.23	.22
Net realized and unrealized gain (loss)	(.52)	5.08	.65	(1.59)	2.23
Total from investment operations	(.20)	5.32	.94	(1.36)	2.45
Distributions from net investment income	(.24)	(.31)	(.28)	(.24)	(.27)
Distributions from net realized gain	(.08)	(.04)	-	(.05)	(.03)
Total distributions	(.32)	(.36)G	(.28)	(.29)	(.30)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 21.55	$ 22.07	$ 17.11	$ 16.45	$ 18.10
Total ReturnA	(.95)%	31.63%	5.91%	(7.70)%	15.49%
Ratios to Average Net Assets C, E
Expenses before reductions	.96%	1.02%	.99%	1.00%	1.01%
Expenses net of fee waivers, if any	.96%	1.02%	.99%	.99%	1.01%
Expenses net of all reductions	.96%	1.01%	.97%	.97%	.98%
Net investment income (loss)	1.44%	1.26%	1.77%	1.25%	1.39%
Supplemental Data
Net assets, end of period (in millions)	$ 330	$ 307	$ 257	$ 349	$ 678
Portfolio turnover rateD	39%	37%	36%	44%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.36 per share is comprised of distributions from net investment income of $.314 and distributions from net realized gain of $.041 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Overseas Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 131,149
Gross unrealized depreciation	(58,493)
Net unrealized appreciation (depreciation) on securities	$ 72,656

Tax Cost	$ 649,849

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,490
Capital loss carryforward	$ (41,978)
Net unrealized appreciation (depreciation) on securities and other investments	$ 72,557

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (41,978)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 8,868	$ 10,277

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $284,255 and $287,742, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. Prior to August 1, 2014 the individual fund fee rate was .45%. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .69% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 174	$ 5
Class T	.25%	.25%	1,606	6
Class B	.75%	.25%	26	19
Class C	.75%	.25%	207	22
			$ 2,013	$ 52

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 11
Class T	4
Class B*	2
Class C*	2
$ 19

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 188.27
Class T	646.20
Class B	8.30
Class C	62.30
Institutional Class	605.18
	$ 1,509

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund

Annual Report

7. Security Lending - continued

receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,120. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $326, including $8 from securities loaned to FCM.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 576	$ 874
Class T	2,245	3,206
Class B	8	13
Class C	65	95
Institutional Class	3,334	4,652
Total	$ 6,228	$ 8,840
From net realized gain
Class A	$ 256	$ 144
Class T	1,182	638
Class B	11	7
Class C	75	40
Institutional Class	1,116	608
Total	$ 2,640	$ 1,437

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	618	381	$ 13,534	$ 7,246
Reinvestment of distributions	36	56	778	948
Shares redeemed	(735)	(864)	(16,018)	(16,342)
Net increase (decrease)	(81)	(427)	$ (1,706)	$ (8,148)
Class T
Shares sold	2,184	2,667	$ 48,970	$ 51,520
Reinvestment of distributions	150	214	3,346	3,745
Shares redeemed	(3,597)	(3,829)	(80,489)	(73,469)
Net increase (decrease)	(1,263)	(948)	$ (28,173)	$ (18,204)
Class B
Shares sold	6	15	$ 128	$ 313
Reinvestment of distributions	1	1	17	18
Shares redeemed	(46)	(62)	(989)	(1,123)
Net increase (decrease)	(39)	(46)	$ (844)	$ (792)
Class C
Shares sold	158	200	$ 3,399	$ 3,879
Reinvestment of distributions	6	7	124	120
Shares redeemed	(224)	(208)	(4,777)	(3,808)
Net increase (decrease)	(60)	(1)	$ (1,254)	$ 191
Institutional Class
Shares sold	3,011	958	$ 67,092	$ 18,221
Reinvestment of distributions	198	298	4,371	5,176
Shares redeemed	(1,838)	(2,370)	(40,787)	(46,250)
Net increase (decrease)	1,371	(1,114)	$ 30,676	$ (22,853)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International II Fund was the owner of record of approximately 20% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Overseas Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Overseas Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Class A, Class T, Class B, and Class C designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Class A designates 2%, Class T designates 3%, Class B designates 4%, and Class C designates 4%, of the dividends distributed in December 2013 as indicated in the Corporate Qualifying memo distributed by the Tax department, during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Class A	12/9/13	$0.2201	$0.0189
Class T	12/9/13	$0.1980	$0.0189
Class B	12/9/13	$0.1246	$0.0189
Class C	12/9/13	$0.1325	$0.0189

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Overseas Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Fidelity Advisor Overseas Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Overseas Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Furthermore, the Board considered that, on July 16, 2014, after the periods shown in the chart above, it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, and Institutional Class ranked below its competitive median for 2013 and the total expense ratio of each of Class T and Class C ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

FIL Investment Advisors (UK) Limited

FIL Investments (Japan) Limited

FIL Investment Advisors

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

OS-UANN-1214
1.784767.111

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Overseas

Fund - Institutional Class

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Institutional Class	-0.95%	8.04%	6.04%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Overseas Fund - Institutional Class on October 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the MSCI EAFE Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: Global equities posted a healthy gain for the 12 months ending October 31, 2014, overcoming an October market decline driven by recessionary pressures in China and tepid growth in Europe. The MSCI ACWI (All Country World Index) Index rose 8.15%, helped by subdued market volatility for much of the period and supported by solid corporate earnings, especially in the United States. Stocks also benefited from easy monetary policies in Japan and the eurozone, as well as increased stimulus efforts in China. All but three of the 24 industry groups that compose the index marked a positive return. The U.S. (+17%) remained a pillar of strength, while a strongly rising dollar in the latter part of the period detracted from investors' returns in most non-U.S. markets. Canada (+5%) notched broad gains outside of its energy and materials sectors, as did Asia-Pacific ex Japan (+4%), led by investor enthusiasm for companies in India. The U.K., Europe and Japan, meanwhile, all underperformed. Among sectors, health care (+24%) led the index, with a strong contribution from the pharmaceuticals, biotechnology & life sciences industry. Information technology (+21%) also outperformed. Conversely, materials (-4%) and energy (-1%) lagged the index due to a higher supply of and lower demand for commodities.

Comments from Graeme Rockett, Portfolio Manager of Fidelity Advisor® Overseas Fund: For the year, the fund's Institutional Class shares returned -0.95%, trailing the -0.48% return of the MSCI EAFE Index. Versus the index, a number of businesses that benefit from global Internet and broadband penetration detracted. I sold the fund's stake in Mail.Ru Group, as the stock was negatively affected by sanctions on the Russian economy and the devaluation of the ruble. In health care, it hurt to not own outperforming index component and Swiss pharmaceuticals firm Novartis. On the plus side, choices in information technology by far added the most value, including Chinese social media and e-commerce firm Tencent Holdings. I also continued to invest in online classifieds businesses, and a number of these stocks placed among the fund's top individual contributors: South Africa's Naspers - the largest position in the fund at period end - and China-based Bitauto Holdings and SouFun Holdings. As these stocks outperformed, I reduced our outsized exposure on short-term concerns. It also helped to acquire a position in Chinese e-commerce firm Alibaba Group Holding at its initial public offering in September. I felt the stock was undervalued at the IPO price, and the market agreed - the stock soared after an initial market dip.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.27%
Actual		$ 1,000.00	$ 972.30	$ 6.31
HypotheticalA		$ 1,000.00	$ 1,018.80	$ 6.46
Class T	1.45%
Actual		$ 1,000.00	$ 971.20	$ 7.20
HypotheticalA		$ 1,000.00	$ 1,017.90	$ 7.38
Class B	2.04%
Actual		$ 1,000.00	$ 968.70	$ 10.12
HypotheticalA		$ 1,000.00	$ 1,014.92	$ 10.36
Class C	2.05%
Actual		$ 1,000.00	$ 968.10	$ 10.17
HypotheticalA		$ 1,000.00	$ 1,014.87	$ 10.41
Institutional Class	.93%
Actual		$ 1,000.00	$ 973.80	$ 4.63
HypotheticalA		$ 1,000.00	$ 1,020.52	$ 4.74

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Five Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Naspers Ltd. Class N (South Africa, Media)	2.5	2.0
Nestle SA (Switzerland, Food Products)	2.3	2.2
Sanofi SA (France, Pharmaceuticals)	1.7	2.3
Novo Nordisk A/S Series B (Denmark, Pharmaceuticals)	1.7	1.6
Rakuten, Inc. (Japan, Internet & Catalog Retail)	1.6	1.4
	9.8
Top Five Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Consumer Discretionary	25.4	26.4
Financials	17.6	17.9
Information Technology	16.5	12.2
Consumer Staples	12.0	11.3
Health Care	10.4	9.7
Top Five Countries as of October 31, 2014
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
United Kingdom	20.8	19.2
Japan	18.8	16.4
United States of America	9.1	6.8
Cayman Islands	6.8	3.7
France	6.6	9.5
Percentages are adjusted for the effect of open futures contracts, if applicable.
Asset Allocation (% of fund's net assets)
As of October 31, 2014	As of April 30, 2014
Stocks 99.2%	Stocks 99.0%
Short-Term Investments and Net Other Assets (Liabilities) 0.8%	Short-Term Investments and Net Other Assets (Liabilities) 1.0%

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 97.7%
	Shares	Value (000s)
Australia - 2.2%
AMP Ltd.	186,173	$ 960
BHP Billiton Ltd.	211,768	6,335
Carsales.com Ltd.	135,616	1,280
G8 Education Ltd.	306,470	1,354
iSelect Ltd. (a)	2,907,626	3,548
Macquarie Group Ltd.	41,347	2,235
TOTAL AUSTRALIA		15,712
Bailiwick of Jersey - 1.0%
Glencore Xstrata PLC	526,430	2,694
Shire PLC	63,600	4,267
TOTAL BAILIWICK OF JERSEY		6,961
Belgium - 0.7%
Ageas	35,290	1,178
KBC Groupe SA (a)	25,776	1,381
UCB SA	29,600	2,388
TOTAL BELGIUM		4,947
Bermuda - 0.8%
Clear Media Ltd.	1,278,000	1,308
Oriental Watch Holdings Ltd.	2,992,000	668
Signet Jewelers Ltd.	32,000	3,840
TOTAL BERMUDA		5,816
Brazil - 1.4%
BB Seguridade Participacoes SA	279,900	3,734
Cielo SA	236,560	3,885
Kroton Educacional SA	302,516	2,156
TOTAL BRAZIL		9,775
British Virgin Islands - 0.2%
Gem Diamonds Ltd. (a)	465,700	1,157
Canada - 0.4%
Entertainment One Ltd.	442,400	2,217
MDC Partners, Inc. Class A (sub. vtg.)	16,600	344
Performance Sports Group Ltd. (a)	23,000	398
TOTAL CANADA		2,959
Cayman Islands - 6.8%
58.com, Inc. ADR (d)	67,600	2,675
Alibaba Group Holding Ltd. sponsored ADR	88,400	8,716
Autohome, Inc. ADR Class A	37,000	1,957
Common Stocks - continued
	Shares	Value (000s)
Cayman Islands - continued
Baidu.com, Inc. sponsored ADR (a)	30,100	$ 7,187
Bitauto Holdings Ltd. ADR (a)	34,200	2,863
Ctrip.com International Ltd. sponsored ADR (a)	50,900	2,967
GCL-Poly Energy Holdings Ltd. (a)	8,557,000	2,884
Greatview Aseptic Pack Co. Ltd.	1,720,000	1,132
Hengdeli Holdings Ltd.	7,597,000	1,223
Qunar Cayman Islands Ltd. sponsored ADR (d)	50,600	1,361
Sitoy Group Holdings Ltd.	870,000	717
SouFun Holdings Ltd. ADR (d)	368,600	3,594
Tencent Holdings Ltd.	530,700	8,530
WuXi PharmaTech Cayman, Inc. sponsored ADR (a)	62,900	2,371
TOTAL CAYMAN ISLANDS		48,177
China - 0.3%
TravelSky Technology Ltd. (H Shares)	1,713,000	1,790
Denmark - 2.3%
Danske Bank A/S	51,111	1,402
Novo Nordisk A/S:
Series B	14,315	647
Series B sponsored ADR	245,100	11,074
Pandora A/S	34,400	2,896
TOTAL DENMARK		16,019
France - 6.6%
AXA SA	49,558	1,143
AXA SA sponsored ADR	67,200	1,560
BNP Paribas SA	79,616	5,003
Bollore Group (d)	3,522	1,668
Bollore Group (a)	11	5
Edenred SA	50,231	1,391
GameLoft SE (a)	239,900	1,233
Groupe FNAC SA (a)	1	0*
Havas SA	416,300	3,365
Iliad SA	6,166	1,348
LVMH Moet Hennessy - Louis Vuitton SA	13,222	2,243
Pernod Ricard SA	35,600	4,052
Safran SA	37,900	2,398
Sanofi SA	80,690	7,322
Sanofi SA sponsored ADR	95,600	4,421
Societe Generale Series A	36,162	1,741
Total SA	129,000	7,702
TOTAL FRANCE		46,595
Common Stocks - continued
	Shares	Value (000s)
Germany - 2.9%
Allianz SE	15,880	$ 2,525
Axel Springer Verlag AG	51,400	2,821
Bayer AG	62,240	8,849
Commerzbank AG (a)	23,500	354
CTS Eventim AG	106,958	2,820
Deutsche Bank AG	31,560	987
Deutsche Boerse AG	36,969	2,525
TOTAL GERMANY		20,881
Greece - 0.1%
Greek Organization of Football Prognostics SA	84,300	1,022
Hong Kong - 1.3%
AIA Group Ltd.	970,800	5,417
Television Broadcasts Ltd.	761,000	4,167
TOTAL HONG KONG		9,584
India - 0.5%
Info Edge India Ltd.	198,211	2,724
Just Dial Ltd.	25,947	634
TOTAL INDIA		3,358
Ireland - 2.0%
C&C Group PLC	1,377,300	6,134
Glanbia PLC	157,200	2,218
Kingspan Group PLC (United Kingdom)	203,300	3,195
Paddy Power PLC (Ireland)	32,100	2,341
TOTAL IRELAND		13,888
Isle of Man - 0.5%
Playtech Ltd.	314,323	3,550
Israel - 0.5%
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	33,700	1,500
Sarine Technologies Ltd.	750,000	1,739
TOTAL ISRAEL		3,239
Italy - 1.9%
Assicurazioni Generali SpA	71,400	1,462
Brunello Cucinelli SpA	4,900	99
Eni SpA	60,300	1,285
Eni SpA sponsored ADR	22,300	948
Intesa Sanpaolo SpA	1,752,800	5,153
Lottomatica SpA (d)	36,500	849
Common Stocks - continued
	Shares	Value (000s)
Italy - continued
Salvatore Ferragamo Italia SpA	42,800	$ 1,010
Tod's SpA (d)	25,929	2,387
TOTAL ITALY		13,193
Japan - 18.8%
Astellas Pharma, Inc.	560,500	8,699
Cosmos Pharmaceutical Corp.	47,300	6,763
Daiwa Securities Group, Inc.	208,000	1,644
Dentsu, Inc.	183,300	6,815
Enigmo, Inc. (a)	310,000	3,158
Fuji Media Holdings, Inc.	68,900	951
Fujitsu Ltd.	231,000	1,404
Hitachi Ltd.	703,000	5,524
Honda Motor Co. Ltd.	118,700	3,795
Hoya Corp.	91,000	3,220
Infomart Corp.	23,200	413
Japan Tobacco, Inc.	138,600	4,729
JTEKT Corp.	85,200	1,370
Keyence Corp.	13,800	6,687
Misumi Group, Inc.	325,000	10,255
Mitsubishi Electric Corp.	318,000	4,100
Mitsubishi UFJ Financial Group, Inc.	1,172,700	6,836
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	124,300	731
MS&AD Insurance Group Holdings, Inc.	75,400	1,630
NEC Corp.	394,000	1,393
NEXT Co. Ltd.	457,400	2,600
Nomura Holdings, Inc.	204,200	1,276
Nomura Holdings, Inc. sponsored ADR	40,900	260
Olympus Corp. (a)	57,600	2,068
OMRON Corp.	66,900	3,167
ORIX Corp.	459,800	6,382
Pigeon Corp.	15,400	960
Proto Corp.	36,500	502
Rakuten, Inc.	977,900	11,027
Recruit Holdings Co. Ltd. (a)	13,700	468
Ship Healthcare Holdings, Inc.	52,200	1,222
SoftBank Corp.	72,400	5,271
Sumitomo Mitsui Financial Group, Inc.	137,400	5,604
Suzuki Motor Corp.	54,400	1,823
THK Co. Ltd.	67,300	1,693
Tokio Marine Holdings, Inc.	59,300	1,902
Common Stocks - continued
	Shares	Value (000s)
Japan - continued
Toyota Motor Corp.	113,000	$ 6,800
Toyota Motor Corp. sponsored ADR	4,300	522
TOTAL JAPAN		133,664
Kenya - 0.1%
East African Breweries Ltd.	116,216	370
Korea (South) - 1.3%
Korea Express Co. Ltd. (a)	14,796	2,658
NAVER Corp.	9,457	6,637
TOTAL KOREA (SOUTH)		9,295
Malta - 0.6%
Kambi Group PLC (a)	228,400	2,181
Unibet Group PLC unit	40,100	2,311
TOTAL MALTA		4,492
Netherlands - 0.8%
AEGON NV	109,900	896
ASML Holding NV	13,857	1,381
ING Groep NV:
(Certificaten Van Aandelen) (a)	193,910	2,777
sponsored ADR (a)	59,300	849
TOTAL NETHERLANDS		5,903
New Zealand - 0.1%
EBOS Group Ltd.	99,154	740
Nigeria - 0.1%
Guinness Nigeria PLC	395,662	386
Nigerian Breweries PLC	673,311	658
TOTAL NIGERIA		1,044
Norway - 1.0%
DNB ASA	184,200	3,384
Schibsted ASA (B Shares) (d)	64,700	3,424
Statoil ASA sponsored ADR	23,300	535
TOTAL NORWAY		7,343
Philippines - 0.6%
Alliance Global Group, Inc.	3,777,700	2,125
Melco Crown Philippines Resort (a)	7,218,600	2,409
TOTAL PHILIPPINES		4,534
Common Stocks - continued
	Shares	Value (000s)
South Africa - 3.4%
Alexander Forbes Group Holding (a)	916,508	$ 715
Capevin Holdings Ltd.	66,096	52
Clicks Group Ltd.	385,766	2,627
Distell Group Ltd.	112,162	1,358
Life Healthcare Group Holdings Ltd.	272,900	1,032
Naspers Ltd. Class N	145,000	18,038
TOTAL SOUTH AFRICA		23,822
Spain - 1.4%
Atresmedia Corporacion de Medios de Comunicacion SA	229,100	3,356
Banco Bilbao Vizcaya Argentaria SA	205,000	2,293
Banco Santander SA:
rights 11/3/14 (a)	147,016	28
(Spain)	147,053	1,299
Mediaset Espana Comunicacion, S.A. (a)	223,800	2,802
TOTAL SPAIN		9,778
Sweden - 1.2%
Nordea Bank AB	249,400	3,198
Svenska Cellulosa AB (SCA) (B Shares)	191,800	4,288
Swedbank AB (A Shares)	51,612	1,365
TOTAL SWEDEN		8,851
Switzerland - 5.6%
Compagnie Financiere Richemont SA Series A	64,450	5,422
Credit Suisse Group AG	163,141	4,347
Credit Suisse Group AG sponsored ADR	11,300	301
Nestle SA	218,204	16,002
Swiss Re Ltd.	19,790	1,598
Syngenta AG (Switzerland)	16,570	5,124
UBS AG	208,359	3,623
UBS AG (NY Shares)	108,277	1,882
Zurich Insurance Group AG	5,614	1,697
TOTAL SWITZERLAND		39,996
Taiwan - 0.2%
Addcn Technology Co. Ltd.	153,000	1,471
Thailand - 0.2%
Thai Beverage PCL	2,900,000	1,727
United Kingdom - 20.8%
Al Noor Hospitals Group PLC	53,600	874
Anglo American PLC (United Kingdom)	120,700	2,548
Common Stocks - continued
	Shares	Value (000s)
United Kingdom - continued
AstraZeneca PLC (United Kingdom)	98,550	$ 7,199
Aviva PLC	184,200	1,541
Barclays PLC	1,171,848	4,507
Barclays PLC sponsored ADR	52,868	814
BG Group PLC	163,618	2,727
BHP Billiton PLC	121,504	3,139
BP PLC	183,400	1,320
BP PLC sponsored ADR	49,166	2,137
Brammer PLC	527,500	2,736
Burberry Group PLC	165,900	4,063
Dechra Pharmaceuticals PLC	73,200	888
Diageo PLC	231,700	6,833
Dunelm Group PLC	195,800	2,642
Exova Group Ltd. PLC (a)	40,100	109
Foxtons Group PLC	194,600	524
Galiform PLC	1,002,300	5,488
GlaxoSmithKline PLC	168,000	3,799
HSBC Holdings PLC sponsored ADR	183,891	9,382
Intertek Group PLC	62,300	2,713
ITV PLC	1,571,900	5,105
Johnson Matthey PLC	72,319	3,441
Lloyds Banking Group PLC (a)	5,476,799	6,763
M&C Saatchi PLC	887,505	4,199
Moneysupermarket.com Group PLC	738,800	2,364
Poundland Group PLC (a)	74,176	374
Prudential PLC	100,209	2,320
Reckitt Benckiser Group PLC	27,300	2,293
Rightmove PLC	182,700	6,167
Rio Tinto PLC	94,332	4,488
Rolls-Royce Group PLC	164,274	2,215
Royal Bank of Scotland Group PLC (a)	120,080	747
Royal Dutch Shell PLC:
Class A (United Kingdom)	233,928	8,356
Class B (United Kingdom)	176,236	6,511
SABMiller PLC	155,100	8,746
Standard Chartered PLC (United Kingdom)	89,816	1,350
SThree PLC	190,600	945
Taylor Wimpey PLC	715,100	1,354
Travis Perkins PLC	81,800	2,162
Vodafone Group PLC	2,164,100	7,197
William Hill PLC	718,366	4,143
TOTAL UNITED KINGDOM		147,223
Common Stocks - continued
	Shares	Value (000s)
United States of America - 9.1%
BlackRock, Inc. Class A	10,800	$ 3,684
Boston Beer Co., Inc. Class A (a)	6,500	1,619
Dunkin' Brands Group, Inc.	46,700	2,124
eBay, Inc. (a)	44,700	2,347
Facebook, Inc. Class A (a)	65,600	4,919
Gilead Sciences, Inc. (a)	46,200	5,174
Google, Inc.:
Class A (a)	6,700	3,805
Class C (a)	5,400	3,019
Lorillard, Inc.	39,600	2,435
MercadoLibre, Inc. (d)	18,800	2,560
Monsanto Co.	26,700	3,072
Monster Beverage Corp. (a)	64,600	6,517
priceline.com, Inc. (a)	3,500	4,222
Sprouts Farmers Market LLC (a)	97,800	2,847
Tiffany & Co., Inc.	49,600	4,768
TripAdvisor, Inc. (a)	17,900	1,587
Visa, Inc. Class A	28,500	6,881
Zillow, Inc. (a)(d)	26,000	2,827
TOTAL UNITED STATES OF AMERICA		64,407
TOTAL COMMON STOCKS (Cost $610,873)		693,283
Nonconvertible Preferred Stocks - 1.5%

Germany - 1.5%
Sartorius AG (non-vtg.)	16,700	1,821
Volkswagen AG	40,000	8,524
TOTAL GERMANY		10,345
United Kingdom - 0.0%
Rolls-Royce Group PLC	14,784,660	24
TOTAL NONCONVERTIBLE PREFERRED STOCKS (Cost $9,047)		10,369
Money Market Funds - 2.7%
	Shares	Value (000s)
Fidelity Cash Central Fund, 0.11% (b)	1,115,066	$ 1,115
Fidelity Securities Lending Cash Central Fund, 0.11% (b)(c)	17,737,960	17,738
TOTAL MONEY MARKET FUNDS (Cost $18,853)		18,853
TOTAL INVESTMENT PORTFOLIO - 101.9% (Cost $638,773)		722,505
NET OTHER ASSETS (LIABILITIES) - (1.9)%		(13,166)
NET ASSETS - 100%		$ 709,339
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) Investment made with cash collateral received from securities on loan.
(d) Security or a portion of the security is on loan at period end.
* Amount represents less than $1,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned (Amounts in thousands)
Fidelity Cash Central Fund	$ 13
Fidelity Securities Lending Cash Central Fund	326
Total	$ 339
Other Information
Categorizations in the Schedule of Investments are based on country or territory of incorporation.

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the tables below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description (Amounts in thousands)	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 177,659	$ 127,952	$ 49,707	$ -
Consumer Staples	85,114	48,100	37,014	-
Energy	31,521	3,620	27,901	-
Financials	126,909	53,245	73,664	-
Health Care	74,855	39,632	35,223	-
Industrials	43,969	22,219	21,750	-
Information Technology	116,679	72,400	44,279	-
Materials	33,130	10,364	22,766	-
Telecommunication Services	13,816	1,348	12,468	-
Money Market Funds	18,853	18,853	-	-
Total Investments in Securities:	$ 722,505	$ 397,733	$ 324,772	$ -

The following is a summary of transfers between Level 1 and Level 2 for the period ended October 31, 2014. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$ 44,934
Level 2 to Level 1	$ 0

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	October 31, 2014

Assets
Investment in securities, at value (including securities loaned of $17,941) - See accompanying schedule: Unaffiliated issuers (cost $619,920)	$ 703,652
Fidelity Central Funds (cost $18,853)	18,853
Total Investments (cost $638,773)		$ 722,505
Receivable for investments sold		8,034
Receivable for fund shares sold		1,542
Dividends receivable		1,676
Distributions receivable from Fidelity Central Funds		11
Prepaid expenses		2
Other receivables		78
Total assets		733,848

Liabilities
Payable for investments purchased	$ 5,509
Payable for fund shares redeemed	426
Accrued management fee	427
Distribution and service plan fees payable	150
Other affiliated payables	150
Other payables and accrued expenses	109
Collateral on securities loaned, at value	17,738
Total liabilities		24,509

Net Assets		$ 709,339
Net Assets consist of:
Paid in capital		$ 677,270
Undistributed net investment income		1,479
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(53,054)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		83,644
Net Assets		$ 709,339

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

Amounts in thousands (except per-share amounts)	October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($65,257.9 ÷ 3,094.63 shares)	$ 21.09

Maximum offering price per share (100/94.25 of $21.09)	$ 22.38
Class T: Net Asset Value and redemption price per share ($293,404.0 ÷ 13,570.92 shares)	$ 21.62

Maximum offering price per share (100/96.50 of $21.62)	$ 22.40
Class B: Net Asset Value and offering price per share ($2,058.0 ÷ 100.61 shares)A	$ 20.46

Class C: Net Asset Value and offering price per share ($18,970.9 ÷ 919.37 shares)A	$ 20.63

Institutional Class: Net Asset Value, offering price and redemption price per share ($329,647.7 ÷ 15,294.00 shares)	$ 21.55

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

Amounts in thousands	Year ended October 31, 2014

Investment Income
Dividends		$ 18,929
Income from Fidelity Central Funds		339
Income before foreign taxes withheld		19,268
Less foreign taxes withheld		(1,240)
Total income		18,028

Expenses
Management fee Basic fee	$ 5,216
Performance adjustment	(65)
Transfer agent fees	1,509
Distribution and service plan fees	2,013
Accounting and security lending fees	367
Custodian fees and expenses	155
Independent trustees' compensation	3
Registration fees	72
Audit	78
Legal	4
Miscellaneous	6
Total expenses		9,358
Net investment income (loss)		8,670
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	58,093
Foreign currency transactions	(155)
Total net realized gain (loss)		57,938
Change in net unrealized appreciation (depreciation) on: Investment securities	(75,457)
Assets and liabilities in foreign currencies	(68)
Total change in net unrealized appreciation (depreciation)		(75,525)
Net gain (loss)		(17,587)
Net increase (decrease) in net assets resulting from operations		$ (8,917)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

Amounts in thousands	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 8,670	$ 6,363
Net realized gain (loss)	57,938	35,511
Change in net unrealized appreciation (depreciation)	(75,525)	138,935
Net increase (decrease) in net assets resulting from operations	(8,917)	180,809
Distributions to shareholders from net investment income	(6,228)	(8,840)
Distributions to shareholders from net realized gain	(2,640)	(1,437)
Total distributions	(8,868)	(10,277)
Share transactions - net increase (decrease)	(1,301)	(49,806)
Redemption fees	19	12
Total increase (decrease) in net assets	(19,067)	120,738

Net Assets
Beginning of period	728,406	607,668
End of period (including undistributed net investment income of $1,479 and undistributed net investment income of $6,237, respectively)	$ 709,339	$ 728,406

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 21.61	$ 16.76	$ 16.13	$ 17.77	$ 15.68
Income from Investment Operations
Net investment income (loss) C	.24	.17	.23	.16	.17
Net realized and unrealized gain (loss)	(.50)	4.97	.64	(1.54)	2.16
Total from investment operations	(.26)	5.14	.87	(1.38)	2.33
Distributions from net investment income	(.18)	(.25)	(.24)	(.21)	(.21)
Distributions from net realized gain	(.08)	(.04)	-	(.05)	(.03)
Total distributions	(.26)	(.29)	(.24)	(.26)	(.24)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 21.09	$ 21.61	$ 16.76	$ 16.13	$ 17.77
Total ReturnA, B	(1.24)%	31.13%	5.51%	(7.95)%	14.99%
Ratios to Average Net Assets D, F
Expenses before reductions	1.30%	1.37%	1.33%	1.34%	1.36%
Expenses net of fee waivers, if any	1.30%	1.37%	1.33%	1.34%	1.36%
Expenses net of all reductions	1.30%	1.36%	1.32%	1.32%	1.33%
Net investment income (loss)	1.10%	.91%	1.43%	.90%	1.04%
Supplemental Data
Net assets, end of period (in millions)	$ 65	$ 69	$ 60	$ 60	$ 70
Portfolio turnover rateE	39%	37%	36%	44%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 22.16	$ 17.16	$ 16.50	$ 18.18	$ 16.03
Income from Investment Operations
Net investment income (loss) C	.21	.14	.20	.13	.14
Net realized and unrealized gain (loss)	(.52)	5.11	.66	(1.59)	2.23
Total from investment operations	(.31)	5.25	.86	(1.46)	2.37
Distributions from net investment income	(.15)	(.21)	(.20)	(.17)	(.19)
Distributions from net realized gain	(.08)	(.04)	-	(.05)	(.03)
Total distributions	(.23)	(.25)	(.20)	(.22)	(.22)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 21.62	$ 22.16	$ 17.16	$ 16.50	$ 18.18
Total ReturnA, B	(1.42)%	30.96%	5.32%	(8.17)%	14.88%
Ratios to Average Net Assets D, F
Expenses before reductions	1.48%	1.53%	1.51%	1.52%	1.53%
Expenses net of fee waivers, if any	1.48%	1.53%	1.51%	1.51%	1.53%
Expenses net of all reductions	1.48%	1.52%	1.50%	1.49%	1.50%
Net investment income (loss)	.92%	.74%	1.25%	.73%	.86%
Supplemental Data
Net assets, end of period (in millions)	$ 293	$ 329	$ 271	$ 305	$ 371
Portfolio turnover rateE	39%	37%	36%	44%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 21.02	$ 16.25	$ 15.58	$ 17.18	$ 15.16
Income from Investment Operations
Net investment income (loss) C	.07	.03	.10	.03	.04
Net realized and unrealized gain (loss)	(.49)	4.85	.63	(1.51)	2.10
Total from investment operations	(.42)	4.88	.73	(1.48)	2.14
Distributions from net investment income	(.06)	(.07)	(.06)	(.08)	(.09)
Distributions from net realized gain	(.08)	(.04)	-	(.05)	(.03)
Total distributions	(.14)	(.11)	(.06)	(.12) H	(.12)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 20.46	$ 21.02	$ 16.25	$ 15.58	$ 17.18
Total ReturnA, B	(2.03)%	30.21%	4.72%	(8.67)%	14.15%
Ratios to Average Net Assets D, F
Expenses before reductions	2.09%	2.12%	2.09%	2.10%	2.11%
Expenses net of fee waivers, if any	2.09%	2.12%	2.09%	2.09%	2.11%
Expenses net of all reductions	2.09%	2.11%	2.07%	2.07%	2.09%
Net investment income (loss)	.31%	.16%	.67%	.15%	.28%
Supplemental Data
Net assets, end of period (in millions)	$ 2	$ 3	$ 3	$ 4	$ 7
Portfolio turnover rateE	39%	37%	36%	44%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

H Total distributions of $.12 per share is comprised of distributions from net investment income of $.079 and distributions from net realized gain of $.045 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 21.21	$ 16.43	$ 15.78	$ 17.39	$ 15.36
Income from Investment Operations
Net investment income (loss) C	.07	.03	.11	.03	.05
Net realized and unrealized gain (loss)	(.50)	4.89	.64	(1.52)	2.12
Total from investment operations	(.43)	4.92	.75	(1.49)	2.17
Distributions from net investment income	(.07)	(.10)	(.10)	(.07)	(.11)
Distributions from net realized gain	(.08)	(.04)	-	(.05)	(.03)
Total distributions	(.15)	(.14)	(.10)	(.12)	(.14)
Redemption fees added to paid in capital C, G	-	-	-	-	-
Net asset value, end of period	$ 20.63	$ 21.21	$ 16.43	$ 15.78	$ 17.39
Total ReturnA, B	(2.06)%	30.16%	4.78%	(8.67)%	14.17%
Ratios to Average Net Assets D, F
Expenses before reductions	2.08%	2.12%	2.09%	2.09%	2.10%
Expenses net of fee waivers, if any	2.08%	2.12%	2.09%	2.09%	2.10%
Expenses net of all reductions	2.08%	2.10%	2.07%	2.07%	2.08%
Net investment income (loss)	.32%	.16%	.67%	.15%	.29%
Supplemental Data
Net assets, end of period (in millions)	$ 19	$ 21	$ 16	$ 19	$ 22
Portfolio turnover rateE	39%	37%	36%	44%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 22.07	$ 17.11	$ 16.45	$ 18.10	$ 15.95
Income from Investment Operations
Net investment income (loss) B	.32	.24	.29	.23	.22
Net realized and unrealized gain (loss)	(.52)	5.08	.65	(1.59)	2.23
Total from investment operations	(.20)	5.32	.94	(1.36)	2.45
Distributions from net investment income	(.24)	(.31)	(.28)	(.24)	(.27)
Distributions from net realized gain	(.08)	(.04)	-	(.05)	(.03)
Total distributions	(.32)	(.36)G	(.28)	(.29)	(.30)
Redemption fees added to paid in capital B, F	-	-	-	-	-
Net asset value, end of period	$ 21.55	$ 22.07	$ 17.11	$ 16.45	$ 18.10
Total ReturnA	(.95)%	31.63%	5.91%	(7.70)%	15.49%
Ratios to Average Net Assets C, E
Expenses before reductions	.96%	1.02%	.99%	1.00%	1.01%
Expenses net of fee waivers, if any	.96%	1.02%	.99%	.99%	1.01%
Expenses net of all reductions	.96%	1.01%	.97%	.97%	.98%
Net investment income (loss)	1.44%	1.26%	1.77%	1.25%	1.39%
Supplemental Data
Net assets, end of period (in millions)	$ 330	$ 307	$ 257	$ 349	$ 678
Portfolio turnover rateD	39%	37%	36%	44%	53%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

F Amount represents less than $.01 per share.

G Total distributions of $.36 per share is comprised of distributions from net investment income of $.314 and distributions from net realized gain of $.041 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

(Amounts in thousands except percentages)

1. Organization.

Fidelity Advisor Overseas Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation - continued

limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), deferred trustees compensation, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 131,149
Gross unrealized depreciation	(58,493)
Net unrealized appreciation (depreciation) on securities	$ 72,656

Tax Cost	$ 649,849

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,490
Capital loss carryforward	$ (41,978)
Net unrealized appreciation (depreciation) on securities and other investments	$ 72,557

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$ (41,978)

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ 8,868	$ 10,277

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

3. Significant Accounting Policies - continued

Short-Term Trading (Redemption) Fees. Shares held by investors in the Fund less than 30 days may have been subject to a redemption fee equal to 1.00% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Fund's financial statements and related disclosures.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $284,255 and $287,742, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .424% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. Prior to August 1, 2014 the individual fund fee rate was .45%. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the investment performance of the asset-weighted return of all classes as compared to its benchmark index, the MSCI EAFE Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .69% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 174	$ 5
Class T	.25%	.25%	1,606	6
Class B	.75%	.25%	26	19
Class C	.75%	.25%	207	22
			$ 2,013	$ 52

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 11
Class T	4
Class B*	2
Class C*	2
$ 19

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 188.27
Class T	646.20
Class B	8.30
Class C	62.30
Institutional Class	605.18
	$ 1,509

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund

Annual Report

7. Security Lending - continued

receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $2,120. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $326, including $8 from securities loaned to FCM.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ 576	$ 874
Class T	2,245	3,206
Class B	8	13
Class C	65	95
Institutional Class	3,334	4,652
Total	$ 6,228	$ 8,840
From net realized gain
Class A	$ 256	$ 144
Class T	1,182	638
Class B	11	7
Class C	75	40
Institutional Class	1,116	608
Total	$ 2,640	$ 1,437

Annual Report

Notes to Financial Statements - continued

(Amounts in thousands except percentages)

9. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares	Shares	Dollars	Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	618	381	$ 13,534	$ 7,246
Reinvestment of distributions	36	56	778	948
Shares redeemed	(735)	(864)	(16,018)	(16,342)
Net increase (decrease)	(81)	(427)	$ (1,706)	$ (8,148)
Class T
Shares sold	2,184	2,667	$ 48,970	$ 51,520
Reinvestment of distributions	150	214	3,346	3,745
Shares redeemed	(3,597)	(3,829)	(80,489)	(73,469)
Net increase (decrease)	(1,263)	(948)	$ (28,173)	$ (18,204)
Class B
Shares sold	6	15	$ 128	$ 313
Reinvestment of distributions	1	1	17	18
Shares redeemed	(46)	(62)	(989)	(1,123)
Net increase (decrease)	(39)	(46)	$ (844)	$ (792)
Class C
Shares sold	158	200	$ 3,399	$ 3,879
Reinvestment of distributions	6	7	124	120
Shares redeemed	(224)	(208)	(4,777)	(3,808)
Net increase (decrease)	(60)	(1)	$ (1,254)	$ 191
Institutional Class
Shares sold	3,011	958	$ 67,092	$ 18,221
Reinvestment of distributions	198	298	4,371	5,176
Shares redeemed	(1,838)	(2,370)	(40,787)	(46,250)
Net increase (decrease)	1,371	(1,114)	$ 30,676	$ (22,853)

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers International II Fund was the owner of record of approximately 20% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Overseas Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Overseas Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Overseas Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 19, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)
Year of Election or Appointment: 2014 Vice President of certain Equity Funds

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as a Director and Chief Compliance Officer of Fidelity Management & Research (U.K.) Inc. (2013-present) and is an employee of Fidelity Investments.

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Distributions (Unaudited)

Institutional class designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

Institutional class designates 2% of the dividends distributed in December 2013 as indicated in the Corporate Qualifying memo distributed by the Tax department, during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

The amounts per share which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the United States are as follows:

	Pay Date	Income	Taxes
Institutional Class	12/9/13	$.2666	$.0189

The fund will notify shareholders in January 2015 of amounts for use in preparing 2014 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Overseas Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe. Returns of the benchmark index are "net MA," i.e., adjusted for tax withholding rates applicable to U.S.-based funds organized as Massachusetts business trusts.

Annual Report

Fidelity Advisor Overseas Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Overseas Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's positive performance adjustment on the fund's management fee ranking.

Annual Report

Furthermore, the Board considered that, on July 16, 2014, after the periods shown in the chart above, it had approved a reduction (effective August 1, 2014) in the individual fund fee rate component of the management fee rate for the fund from 0.450% to 0.424%.

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of each of Class A, Class B, and Institutional Class ranked below its competitive median for 2013 and the total expense ratio of each of Class T and Class C ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

Annual Report

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research (Japan) Limited

FIL Investment Advisors (UK) Limited

FIL Investments (Japan) Limited

FIL Investment Advisors

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

The Northern Trust Company

Chicago, IL

(Fidelity Investment logo)(registered trademark)

OSI-UANN-1214
1.784768.111

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Value Leaders

Fund - Class A, Class T, Class B
and Class C

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow. Returns reflect the conversion of Class B shares to Class A shares after a maximum of seven years.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Class A (incl. 5.75% sales charge)	8.39%	11.02%	4.63%
Class T (incl. 3.50% sales charge)	10.75%	11.28%	4.61%
Class B (incl. contingent deferred sales charge) A	9.19%	11.26%	4.68%
Class C (incl. contingent deferred sales charge) B	13.21%	11.52%	4.46%

A Class B shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 5%, 2%, and 0%, respectively.

B Class C shares' contingent deferred sales charges included in the past one year, past five years, and past ten years total return figures are 1%, 0%, and 0%, respectively.

Annual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Value Leaders Fund - Class A on October 31, 2004, and the current 5.75% sales charge was paid. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. market nearly closed at an all-time high for the 12 months ending October 31, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index gained 17.27%, clawing back from an October sell-off fueled by fears of a new global economic slump. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® advanced 19.58%, while the small-cap Russell 2000® Index returned a relatively lackluster 8.06% amid growth and valuation worries. Health care (+30%) was the top sector in the S&P 500®, spurred partly by the pharmaceuticals, biotechnology & life sciences industry. Information technology (+26%) also outperformed. Conversely, energy (+4%) lagged the index, reflecting a sharp drop in crude prices beginning in June, attributed to weaker demand and a U.S. shale-drilling supply boom. Industrials (+15%) and consumer discretionary (+9%) - sectors that tend to rise and fall with economic expectations - also trailed the broader market. Volatility was tame for much of the period but spiked to a three-year high in October amid growth concerns, Ebola fears and continued unrest in Syria, Iraq and Ukraine. Stocks finished the period strongly, however, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate.

Comments from Sean Gavin, who became Portfolio Manager of Fidelity Advisor® Value Leaders Fund on October 1, 2014: For the year, the fund's Class A, Class T, Class B and Class C shares rose 15.00%, 14.76%, 14.19% and 14.21%, respectively (excluding sales charges), lagging the 16.46% advance of the benchmark Russell 1000® Value Index. Relative to the benchmark, the fund was hampered the most by security selection in the materials sector. The fund's average cash stake of about 5% also weighed on our result, although I was able to put most of that cash to work in the period's final month. On the positive side, security selection in telecommunication services and health care added value, including Israeli drugmaker Teva Pharmaceutical Industries and biotechnology company Amgen. On the negative side in health care, however, the fund was hampered by a position in Ireland-based specialty pharmaceuticals maker Shire. In mid-October, the market reacted poorly to news that a U.S. competitor, AbbVie, would not acquire Shire after all. I took advantage of the significant share-price drop to establish a stake, as I still saw good value in Shire. Other notable detractors included software maker Comverse and gold producer Newmont Mining, the latter of which was not in the benchmark, along with Teva and Shire. Comverse and Newmont Mining were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.25%
Actual		$ 1,000.00	$ 1,069.10	$ 6.52
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36
Class T	1.50%
Actual		$ 1,000.00	$ 1,067.70	$ 7.82
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63
Class B	2.00%
Actual		$ 1,000.00	$ 1,065.20	$ 10.41
HypotheticalA		$ 1,000.00	$ 1,015.12	$ 10.16
Class C	2.00%
Actual		$ 1,000.00	$ 1,065.20	$ 10.41
HypotheticalA		$ 1,000.00	$ 1,015.12	$ 10.16
Institutional Class	1.00%
Actual		$ 1,000.00	$ 1,070.60	$ 5.22
HypotheticalA		$ 1,000.00	$ 1,020.16	$ 5.09

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Covidien PLC	3.8	0.0
Samsung Electronics Co. Ltd.	3.6	0.0
Teva Pharmaceutical Industries Ltd. sponsored ADR	3.6	0.6
Oracle Corp.	3.4	0.0
Berkshire Hathaway, Inc. Class B	3.4	0.0
Chevron Corp.	3.4	1.1
EMC Corp.	3.4	0.0
Wells Fargo & Co.	3.0	1.9
JPMorgan Chase & Co.	2.9	2.8
Amgen, Inc.	2.8	0.0
	33.3
Top Five Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.8	25.5
Health Care	21.4	13.3
Information Technology	15.3	13.6
Consumer Discretionary	12.3	5.2
Energy	9.3	14.2
Asset Allocation (% of fund's net assets)
As of October 31, 2014 *		As of April 30, 2014 **
	Stocks 98.5%		Stocks 93.9%
	Short-Term Investments and Net Other Assets (Liabilities) 1.5%		Short-Term Investments and Net Other Assets (Liabilities) 6.1%
* Foreign investments	20.7%	** Foreign investments	3.4%

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
CONSUMER DISCRETIONARY - 12.3%
Media - 6.8%
DIRECTV (a)	6,000	$ 520,740
Time Warner Cable, Inc.	5,300	780,213
Viacom, Inc. Class B (non-vtg.)	9,200	668,656
		1,969,609
Specialty Retail - 5.5%
AutoZone, Inc. (a)	1,400	774,928
Bed Bath & Beyond, Inc. (a)	5,400	363,636
GNC Holdings, Inc.	11,000	457,270
		1,595,834
TOTAL CONSUMER DISCRETIONARY		3,565,443
CONSUMER STAPLES - 4.3%
Food & Staples Retailing - 4.3%
CVS Health Corp.	7,090	608,393
Kroger Co.	11,300	629,523
		1,237,916
ENERGY - 9.3%
Energy Equipment & Services - 1.4%
BW Offshore Ltd.	326,500	400,322
Oil, Gas & Consumable Fuels - 7.9%
Chevron Corp.	8,225	986,589
Marathon Petroleum Corp.	7,500	681,750
Suncor Energy, Inc.	17,600	624,952
		2,293,291
TOTAL ENERGY		2,693,613
FINANCIALS - 26.8%
Banks - 7.9%
JPMorgan Chase & Co.	14,025	848,232
U.S. Bancorp	13,571	578,125
Wells Fargo & Co.	16,426	872,056
		2,298,413
Capital Markets - 2.5%
Fortress Investment Group LLC	50,900	382,768
The Blackstone Group LP	11,200	337,344
		720,112
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Consumer Finance - 1.5%
Capital One Financial Corp.	5,200	$ 430,404
Diversified Financial Services - 3.4%
Berkshire Hathaway, Inc. Class B (a)	7,100	995,136
Insurance - 7.9%
ACE Ltd.	4,700	513,710
Allstate Corp.	8,040	521,394
Prudential PLC	31,240	723,394
The Travelers Companies, Inc.	5,300	534,240
		2,292,738
Real Estate Investment Trusts - 3.6%
American Capital Agency Corp.	16,500	375,210
Annaly Capital Management, Inc.	58,500	667,485
		1,042,695
TOTAL FINANCIALS		7,779,498
HEALTH CARE - 21.4%
Biotechnology - 2.8%
Amgen, Inc.	4,900	794,682
Health Care Equipment & Supplies - 4.6%
Covidien PLC	12,100	1,118,524
Medtronic, Inc.	3,300	224,928
		1,343,452
Health Care Providers & Services - 6.8%
Cigna Corp.	7,700	766,689
Express Scripts Holding Co. (a)	5,400	414,828
UnitedHealth Group, Inc.	8,200	779,082
		1,960,599
Pharmaceuticals - 7.2%
AbbVie, Inc.	8,300	526,718
Shire PLC	7,900	530,066
Teva Pharmaceutical Industries Ltd. sponsored ADR	18,400	1,039,048
		2,095,832
TOTAL HEALTH CARE		6,194,565
INDUSTRIALS - 5.6%
Aerospace & Defense - 2.5%
United Technologies Corp.	6,700	716,900
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - 2.1%
Deere & Co.	7,200	$ 615,888
Professional Services - 1.0%
Dun & Bradstreet Corp.	2,400	294,744
TOTAL INDUSTRIALS		1,627,532
INFORMATION TECHNOLOGY - 15.3%
Communications Equipment - 2.4%
Cisco Systems, Inc.	28,064	686,726
IT Services - 2.5%
IBM Corp.	2,100	345,240
The Western Union Co.	22,000	373,120
		718,360
Software - 3.4%
Oracle Corp.	25,700	1,003,585
Technology Hardware, Storage & Peripherals - 7.0%
EMC Corp.	34,300	985,439
Samsung Electronics Co. Ltd.	911	1,054,762
		2,040,201
TOTAL INFORMATION TECHNOLOGY		4,448,872
MATERIALS - 2.2%
Chemicals - 2.2%
CF Industries Holdings, Inc.	2,500	650,000
UTILITIES - 1.3%
Multi-Utilities - 1.3%
CMS Energy Corp.	11,600	378,972
TOTAL COMMON STOCKS (Cost $27,056,985)		28,576,411
U.S. Treasury Obligations - 0.0%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.01% 12/11/14 (Cost $10,000)	$ 10,000	10,000
Money Market Funds - 1.3%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b) (Cost $363,861)	363,861	$ 363,861
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $27,430,846)		28,950,272
NET OTHER ASSETS (LIABILITIES) - 0.2%		60,478
NET ASSETS - 100%		$ 29,010,750
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,729
Fidelity Securities Lending Cash Central Fund	293
Total	$ 2,022
Other Information

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 3,565,443	$ 3,565,443	$ -	$ -
Consumer Staples	1,237,916	1,237,916	-	-
Energy	2,693,613	2,693,613	-	-
Financials	7,779,498	7,056,104	723,394	-
Health Care	6,194,565	5,664,499	530,066	-
Industrials	1,627,532	1,627,532	-	-
Information Technology	4,448,872	4,448,872	-	-
Materials	650,000	650,000	-	-
Utilities	378,972	378,972	-	-
U.S. Government and Government Agency Obligations	10,000	-	10,000	-
Money Market Funds	363,861	363,861	-	-
Total Investments in Securities:	$ 28,950,272	$ 27,686,812	$ 1,263,460	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	79.3%
Ireland	3.8%
Korea (South)	3.6%
Israel	3.6%
United Kingdom	2.5%
Canada	2.2%
Bailiwick of Jersey	1.8%
Switzerland	1.8%
Bermuda	1.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $27,066,985)	$ 28,586,411
Fidelity Central Funds (cost $363,861)	363,861
Total Investments (cost $27,430,846)		$ 28,950,272
Receivable for investments sold		230,679
Receivable for fund shares sold		34,309
Dividends receivable		24,166
Distributions receivable from Fidelity Central Funds		46
Prepaid expenses		79
Other receivables		103
Total assets		29,239,654

Liabilities
Payable for investments purchased	$ 100,155
Payable for fund shares redeemed	58,981
Accrued management fee	11,536
Distribution and service plan fees payable	10,117
Other affiliated payables	7,353
Other payables and accrued expenses	40,762
Total liabilities		228,904

Net Assets		$ 29,010,750
Net Assets consist of:
Paid in capital		$ 53,968,888
Undistributed net investment income		124,802
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(26,602,366)
Net unrealized appreciation (depreciation) on investments		1,519,426
Net Assets		$ 29,010,750

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($15,066,801 ÷ 953,948 shares)	$ 15.79

Maximum offering price per share (100/94.25 of $15.79)	$ 16.75
Class T: Net Asset Value and redemption price per share ($7,818,923 ÷ 495,431 shares)	$ 15.78

Maximum offering price per share (100/96.50 of $15.78)	$ 16.35
Class B: Net Asset Value and offering price per share ($406,198 ÷ 26,150 shares)A	$ 15.53

Class C: Net Asset Value and offering price per share ($4,457,622 ÷ 290,427 shares)A	$ 15.35

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,261,206 ÷ 79,152 shares)	$ 15.93

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 624,105
Interest		5
Income from Fidelity Central Funds		2,022
Total income		626,132

Expenses
Management fee Basic fee	$ 169,630
Performance adjustment	(58,424)
Transfer agent fees	80,979
Distribution and service plan fees	130,637
Accounting and security lending fees	12,026
Custodian fees and expenses	13,736
Independent trustees' compensation	127
Registration fees	57,762
Audit	49,991
Legal	169
Miscellaneous	507
Total expenses before reductions	457,140
Expense reductions	(18,579)	438,561
Net investment income (loss)		187,571
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,943,799
Foreign currency transactions	(2,722)
Futures contracts	(19,513)
Total net realized gain (loss)		4,921,564
Change in net unrealized appreciation (depreciation) on: Investment securities	(896,610)
Assets and liabilities in foreign currencies	(1)
Futures contracts	(12,341)
Total change in net unrealized appreciation (depreciation)		(908,952)
Net gain (loss)		4,012,612
Net increase (decrease) in net assets resulting from operations		$ 4,200,183

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 187,571	$ 176,674
Net realized gain (loss)	4,921,564	3,425,945
Change in net unrealized appreciation (depreciation)	(908,952)	3,254,893
Net increase (decrease) in net assets resulting from operations	4,200,183	6,857,512
Distributions to shareholders from net investment income	-	(419,258)
Share transactions - net increase (decrease)	(3,923,371)	(3,943,841)
Total increase (decrease) in net assets	276,812	2,494,413

Net Assets
Beginning of period	28,733,938	26,239,525
End of period (including undistributed net investment income of $124,802 and distributions in excess of net investment income of $51,694, respectively)	$ 29,010,750	$ 28,733,938

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.73	$ 10.82	$ 9.96	$ 10.12	$ 9.30
Income from Investment Operations
Net investment income (loss) C	.12	.10	.13	.10	.07F
Net realized and unrealized gain (loss)	1.94	3.01	.85	(.14)	.85
Total from investment operations	2.06	3.11	.98	(.04)	.92
Distributions from net investment income	-	(.20)	(.12)	(.11)	(.09)
Distributions from net realized gain	-	-	-H	(.01)	(.01)
Total distributions	-	(.20)	(.12)	(.12)	(.10)
Net asset value, end of period	$ 15.79	$ 13.73	$ 10.82	$ 9.96	$ 10.12
Total ReturnA, B	15.00%	29.24%	10.00%	(.40)%	9.91%
Ratios to Average Net Assets D, G
Expenses before reductions	1.30%	1.33%	1.28%	1.24%	1.22%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.24%	1.22%
Expenses net of all reductions	1.25%	1.23%	1.24%	1.23%	1.21%
Net investment income (loss)	.78%	.82%	1.26%	.91%	.75%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,067	$ 15,339	$ 14,705	$ 15,484	$ 25,431
Portfolio turnover rateE	182%	87%	94%	161%	51%
A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .57%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.75	$ 10.82	$ 9.96	$ 10.08	$ 9.27
Income from Investment Operations
Net investment income (loss) C	.08	.07	.10	.07	.05F
Net realized and unrealized gain (loss)	1.95	3.02	.85	(.13)	.84
Total from investment operations	2.03	3.09	.95	(.06)	.89
Distributions from net investment income	-	(.16)	(.09)	(.05)	(.07)
Distributions from net realized gain	-	-	-H	(.01)	(.01)
Total distributions	-	(.16)	(.09)	(.06)	(.08)
Net asset value, end of period	$ 15.78	$ 13.75	$ 10.82	$ 9.96	$ 10.08
Total ReturnA, B	14.76%	28.97%	9.68%	(.64)%	9.62%
Ratios to Average Net Assets D, G
Expenses before reductions	1.58%	1.60%	1.55%	1.49%	1.45%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.49%	1.45%
Expenses net of all reductions	1.50%	1.48%	1.49%	1.48%	1.45%
Net investment income (loss)	.53%	.57%	1.01%	.67%	.52%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,819	$ 6,569	$ 6,145	$ 8,254	$ 12,735
Portfolio turnover rateE	182%	87%	94%	161%	51%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .33%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.60	$ 10.70	$ 9.84	$ 9.99	$ 9.18
Income from Investment Operations
Net investment income (loss) C	-H	.01	.05	.02	-F,H
Net realized and unrealized gain (loss)	1.93	2.99	.85	(.13)	.84
Total from investment operations	1.93	3.00	.90	(.11)	.84
Distributions from net investment income	-	(.10)	(.03)	(.03)	(.02)
Distributions from net realized gain	-	-	-H	(.01)	(.01)
Total distributions	-	(.10)	(.04)I	(.04)	(.03)
Net asset value, end of period	$ 15.53	$ 13.60	$ 10.70	$ 9.84	$ 9.99
Total ReturnA, B	14.19%	28.31%	9.14%	(1.14)%	9.11%
Ratios to Average Net Assets D, G
Expenses before reductions	2.12%	2.10%	2.04%	1.99%	1.97%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	1.99%	1.97%
Expenses net of all reductions	2.00%	1.98%	1.99%	1.98%	1.97%
Net investment income (loss)	.03%	.07%	.51%	.16%	(.01)%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 406	$ 719	$ 895	$ 1,110	$ 1,605
Portfolio turnover rateE	182%	87%	94%	161%	51%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.19)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.04 per share is comprised of distributions from net investment income of $.031 and distributions from net realized gain of $.004 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.44	$ 10.59	$ 9.75	$ 9.92	$ 9.11
Income from Investment Operations
Net investment income (loss) C	-I	.01	.05	.02	-G,I
Net realized and unrealized gain (loss)	1.91	2.95	.84	(.13)	.83
Total from investment operations	1.91	2.96	.89	(.11)	.83
Distributions from net investment income	-	(.11)	(.05)	(.05)	(.02)
Distributions from net realized gain	-	-	-I	(.01)	(.01)
Total distributions	-	(.11)	(.05)	(.06)	(.02)J
Net asset value, end of period	$ 15.35	$ 13.44	$ 10.59	$ 9.75	$ 9.92
Total ReturnA, B	14.21%	28.27%	9.21%	(1.18)%	9.12%
Ratios to Average Net Assets D, H
Expenses before reductions	2.09%	2.08%	2.04%	2.00%	1.97%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	1.97%
Expenses net of all reductions	2.00%	1.97%	1.99%	1.98%	1.97%
Net investment income (loss)	.03%	.07%	.51%	.16%	.00%F,G
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,458	$ 4,340	$ 3,299	$ 3,775	$ 4,139
Portfolio turnover rateE	182%	87%	94%	161%	51%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.19)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $.02 per share is comprised of distributions from net investment income of $.015 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.81	$ 10.89	$ 10.04	$ 10.19	$ 9.35
Income from Investment Operations
Net investment income (loss) B	.15	.14	.18	.14	.10E
Net realized and unrealized gain (loss)	1.97	3.02	.83	(.15)	.86
Total from investment operations	2.12	3.16	1.01	(.01)	.96
Distributions from net investment income	-	(.24)	(.16)	(.13)	(.11)
Distributions from net realized gain	-	-	-G	(.01)	(.01)
Total distributions	-	(.24)	(.16)	(.14)	(.12)
Net asset value, end of period	$ 15.93	$ 13.81	$ 10.89	$ 10.04	$ 10.19
Total ReturnA	15.35%	29.65%	10.30%	(.11)%	10.28%
Ratios to Average Net Assets C, F
Expenses before reductions	1.01%	.94%	.83%	.89%	.98%
Expenses net of fee waivers, if any	1.00%	.94%	.83%	.89%	.98%
Expenses net of all reductions	1.00%	.92%	.82%	.88%	.97%
Net investment income (loss)	1.03%	1.13%	1.68%	1.27%	.99%E
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,261	$ 1,767	$ 1,195	$ 523	$ 841
Portfolio turnover rateD	182%	87%	94%	161%	51%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .81%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Advisor Value Leaders Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on

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3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,672,715
Gross unrealized depreciation	(383,504)
Net unrealized appreciation (depreciation) on securities	$ 1,289,211

Tax Cost	$ 27,661,061

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 124,802
Capital loss carryforward	$ (26,372,152)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,289,211

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (11,383,283)
2017	(14,819,668)
2019	(169,201)
Total capital loss carryforward	$ (26,372,152)

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ -	$ 419,258

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Funds' financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $(19,513) and a change in net unrealized appreciation (depreciation) of $(12,341) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $52,934,663 and $54,949,500, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's

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6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to its benchmark index, the Russell 1000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .36% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 39,794	$ 530
Class T	.25%	.25%	38,036	301
Class B	.75%	.25%	5,359	4,035
Class C	.75%	.25%	47,448	6,543
			$ 130,637	$ 11,409

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,685
Class T	2,517
Class B*	174
Class C*	1,030
$ 6,406

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 39,204.25
Class T	21,894.29
Class B	1,620.30
Class C	13,965.29
Institutional Class	4,296.21
	$ 80,979

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,923 for the period.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $50 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $293. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.25%	$ 7,490
Class T	1.50%	5,986
Class B	2.00%	607
Class C	2.00%	4,081
Institutional Class	1.00%	261
		$ 18,425

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $146 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $8.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ -	$ 265,618
Class T	-	87,579
Class B	-	8,055
Class C	-	34,963
Institutional Class	-	23,043
Total	$ -	$ 419,258

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	138,015	203,654	$ 2,028,107	$ 2,521,952
Reinvestment of distributions	-	23,948	-	256,986
Shares redeemed	(301,611)	(469,651)	(4,564,426)	(5,674,710)
Net increase (decrease)	(163,596)	(242,049)	$ (2,536,319)	$ (2,895,772)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Class T
Shares sold	118,612	51,753	$ 1,713,933	$ 642,034
Reinvestment of distributions	-	7,985	-	86,093
Shares redeemed	(100,942)	(149,714)	(1,483,209)	(1,818,182)
Net increase (decrease)	17,670	(89,976)	$ 230,724	$ (1,090,055)
Class B
Shares sold	-	1,256	$ -	$ 15,666
Reinvestment of distributions	-	676	-	7,246
Shares redeemed	(26,732)	(32,653)	(388,717)	(386,596)
Net increase (decrease)	(26,732)	(30,721)	$ (388,717)	$ (363,684)
Class C
Shares sold	65,526	81,393	$ 939,665	$ 983,333
Reinvestment of distributions	-	3,063	-	32,411
Shares redeemed	(98,027)	(73,114)	(1,427,472)	(871,726)
Net increase (decrease)	(32,501)	11,342	$ (487,807)	$ 144,018
Institutional Class
Shares sold	129,227	46,209	$ 1,917,221	$ 589,474
Reinvestment of distributions	-	2,131	-	22,951
Shares redeemed	(178,032)	(30,086)	(2,658,473)	(350,773)
Net increase (decrease)	(48,805)	18,254	$ (741,252)	$ 261,652

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Value Leaders Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Value Leaders Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Value Leaders Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Leaders Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Advisor Value Leaders Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Value Leaders Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of Institutional Class ranked below its competitive median for 2013, the total expense ratio of Class A ranked equal to its competitive median for 2013, and the total expense ratio of each of Class T, Class B, and Class C ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Hong Kong) Limited

Fidelity Management & Research
(Japan) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Company

Boston, MA

(Fidelity Investment logo)(registered trademark)

AVLF-UANN-1214
1.793576.111

(Fidelity Investment logo)(registered trademark)
Fidelity Advisor®

Value Leaders

Fund - Institutional Class

Annual Report

October 31, 2014

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2014 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended October 31, 2014	Past 1 year	Past 5 years	Past 10 years
Institutional Class	15.35%	12.69%	5.53%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity Advisor® Value Leaders Fund - Institutional Class on October 31, 2004. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The U.S. market nearly closed at an all-time high for the 12 months ending October 31, 2014, supported by low interest rates and strong corporate profits. The large-cap S&P 500® Index gained 17.27%, clawing back from an October sell-off fueled by fears of a new global economic slump. Growth stocks in the index outperformed value-oriented names. The tech-heavy Nasdaq Composite Index® advanced 19.58%, while the small-cap Russell 2000® Index returned a relatively lackluster 8.06% amid growth and valuation worries. Health care (+30%) was the top sector in the S&P 500®, spurred partly by the pharmaceuticals, biotechnology & life sciences industry. Information technology (+26%) also outperformed. Conversely, energy (+4%) lagged the index, reflecting a sharp drop in crude prices beginning in June, attributed to weaker demand and a U.S. shale-drilling supply boom. Industrials (+15%) and consumer discretionary (+9%) - sectors that tend to rise and fall with economic expectations - also trailed the broader market. Volatility was tame for much of the period but spiked to a three-year high in October amid growth concerns, Ebola fears and continued unrest in Syria, Iraq and Ukraine. Stocks finished the period strongly, however, bolstered by the relative economic strength of the U.S., which marked a six-year low in its unemployment rate.

Comments from Sean Gavin, who became Portfolio Manager of Fidelity Advisor® Value Leaders Fund on October 1, 2014: For the year, the fund's Institutional Class shares rose 15.35%, lagging the 16.46% advance of the benchmark Russell 1000® Value Index. Relative to the benchmark, the fund was hampered the most by security selection in the materials sector. The fund's average cash stake of about 5% also weighed on our result, although I was able to put most of that cash to work in the period's final month. On the positive side, security selection in telecommunication services and health care added value, including Israeli drugmaker Teva Pharmaceutical Industries and biotechnology company Amgen. On the negative side in health care, however, the fund was hampered by a position in Ireland-based specialty pharmaceuticals maker Shire. In mid-October, the market reacted poorly to news that a U.S. competitor, AbbVie, would not acquire Shire after all. I took advantage of the significant share-price drop to establish a stake, as I still saw good value in Shire. Other notable detractors included software maker Comverse and gold producer Newmont Mining, the latter of which was not in the benchmark, along with Teva and Shire. Comverse and Newmont Mining were not held at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2014 to October 31, 2014).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

	Annualized Expense RatioB	Beginning Account Value May 1, 2014	Ending Account Value October 31, 2014	Expenses Paid During Period* May 1, 2014 to October 31, 2014
Class A	1.25%
Actual		$ 1,000.00	$ 1,069.10	$ 6.52
HypotheticalA		$ 1,000.00	$ 1,018.90	$ 6.36
Class T	1.50%
Actual		$ 1,000.00	$ 1,067.70	$ 7.82
HypotheticalA		$ 1,000.00	$ 1,017.64	$ 7.63
Class B	2.00%
Actual		$ 1,000.00	$ 1,065.20	$ 10.41
HypotheticalA		$ 1,000.00	$ 1,015.12	$ 10.16
Class C	2.00%
Actual		$ 1,000.00	$ 1,065.20	$ 10.41
HypotheticalA		$ 1,000.00	$ 1,015.12	$ 10.16
Institutional Class	1.00%
Actual		$ 1,000.00	$ 1,070.60	$ 5.22
HypotheticalA		$ 1,000.00	$ 1,020.16	$ 5.09

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Annual Report

Investment Changes (Unaudited)

Top Ten Stocks as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Covidien PLC	3.8	0.0
Samsung Electronics Co. Ltd.	3.6	0.0
Teva Pharmaceutical Industries Ltd. sponsored ADR	3.6	0.6
Oracle Corp.	3.4	0.0
Berkshire Hathaway, Inc. Class B	3.4	0.0
Chevron Corp.	3.4	1.1
EMC Corp.	3.4	0.0
Wells Fargo & Co.	3.0	1.9
JPMorgan Chase & Co.	2.9	2.8
Amgen, Inc.	2.8	0.0
	33.3
Top Five Market Sectors as of October 31, 2014
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	26.8	25.5
Health Care	21.4	13.3
Information Technology	15.3	13.6
Consumer Discretionary	12.3	5.2
Energy	9.3	14.2
Asset Allocation (% of fund's net assets)
As of October 31, 2014 *		As of April 30, 2014 **
	Stocks 98.5%		Stocks 93.9%
	Short-Term Investments and Net Other Assets (Liabilities) 1.5%		Short-Term Investments and Net Other Assets (Liabilities) 6.1%
* Foreign investments	20.7%	** Foreign investments	3.4%

Annual Report

Investments October 31, 2014

Showing Percentage of Net Assets

Common Stocks - 98.5%
	Shares	Value
CONSUMER DISCRETIONARY - 12.3%
Media - 6.8%
DIRECTV (a)	6,000	$ 520,740
Time Warner Cable, Inc.	5,300	780,213
Viacom, Inc. Class B (non-vtg.)	9,200	668,656
		1,969,609
Specialty Retail - 5.5%
AutoZone, Inc. (a)	1,400	774,928
Bed Bath & Beyond, Inc. (a)	5,400	363,636
GNC Holdings, Inc.	11,000	457,270
		1,595,834
TOTAL CONSUMER DISCRETIONARY		3,565,443
CONSUMER STAPLES - 4.3%
Food & Staples Retailing - 4.3%
CVS Health Corp.	7,090	608,393
Kroger Co.	11,300	629,523
		1,237,916
ENERGY - 9.3%
Energy Equipment & Services - 1.4%
BW Offshore Ltd.	326,500	400,322
Oil, Gas & Consumable Fuels - 7.9%
Chevron Corp.	8,225	986,589
Marathon Petroleum Corp.	7,500	681,750
Suncor Energy, Inc.	17,600	624,952
		2,293,291
TOTAL ENERGY		2,693,613
FINANCIALS - 26.8%
Banks - 7.9%
JPMorgan Chase & Co.	14,025	848,232
U.S. Bancorp	13,571	578,125
Wells Fargo & Co.	16,426	872,056
		2,298,413
Capital Markets - 2.5%
Fortress Investment Group LLC	50,900	382,768
The Blackstone Group LP	11,200	337,344
		720,112
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Consumer Finance - 1.5%
Capital One Financial Corp.	5,200	$ 430,404
Diversified Financial Services - 3.4%
Berkshire Hathaway, Inc. Class B (a)	7,100	995,136
Insurance - 7.9%
ACE Ltd.	4,700	513,710
Allstate Corp.	8,040	521,394
Prudential PLC	31,240	723,394
The Travelers Companies, Inc.	5,300	534,240
		2,292,738
Real Estate Investment Trusts - 3.6%
American Capital Agency Corp.	16,500	375,210
Annaly Capital Management, Inc.	58,500	667,485
		1,042,695
TOTAL FINANCIALS		7,779,498
HEALTH CARE - 21.4%
Biotechnology - 2.8%
Amgen, Inc.	4,900	794,682
Health Care Equipment & Supplies - 4.6%
Covidien PLC	12,100	1,118,524
Medtronic, Inc.	3,300	224,928
		1,343,452
Health Care Providers & Services - 6.8%
Cigna Corp.	7,700	766,689
Express Scripts Holding Co. (a)	5,400	414,828
UnitedHealth Group, Inc.	8,200	779,082
		1,960,599
Pharmaceuticals - 7.2%
AbbVie, Inc.	8,300	526,718
Shire PLC	7,900	530,066
Teva Pharmaceutical Industries Ltd. sponsored ADR	18,400	1,039,048
		2,095,832
TOTAL HEALTH CARE		6,194,565
INDUSTRIALS - 5.6%
Aerospace & Defense - 2.5%
United Technologies Corp.	6,700	716,900
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - 2.1%
Deere & Co.	7,200	$ 615,888
Professional Services - 1.0%
Dun & Bradstreet Corp.	2,400	294,744
TOTAL INDUSTRIALS		1,627,532
INFORMATION TECHNOLOGY - 15.3%
Communications Equipment - 2.4%
Cisco Systems, Inc.	28,064	686,726
IT Services - 2.5%
IBM Corp.	2,100	345,240
The Western Union Co.	22,000	373,120
		718,360
Software - 3.4%
Oracle Corp.	25,700	1,003,585
Technology Hardware, Storage & Peripherals - 7.0%
EMC Corp.	34,300	985,439
Samsung Electronics Co. Ltd.	911	1,054,762
		2,040,201
TOTAL INFORMATION TECHNOLOGY		4,448,872
MATERIALS - 2.2%
Chemicals - 2.2%
CF Industries Holdings, Inc.	2,500	650,000
UTILITIES - 1.3%
Multi-Utilities - 1.3%
CMS Energy Corp.	11,600	378,972
TOTAL COMMON STOCKS (Cost $27,056,985)		28,576,411
U.S. Treasury Obligations - 0.0%
Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.01% 12/11/14 (Cost $10,000)	$ 10,000	10,000
Money Market Funds - 1.3%
	Shares	Value
Fidelity Cash Central Fund, 0.11% (b) (Cost $363,861)	363,861	$ 363,861
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $27,430,846)		28,950,272
NET OTHER ASSETS (LIABILITIES) - 0.2%		60,478
NET ASSETS - 100%		$ 29,010,750
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 1,729
Fidelity Securities Lending Cash Central Fund	293
Total	$ 2,022
Other Information

The following is a summary of the inputs used, as of October 31, 2014, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 3,565,443	$ 3,565,443	$ -	$ -
Consumer Staples	1,237,916	1,237,916	-	-
Energy	2,693,613	2,693,613	-	-
Financials	7,779,498	7,056,104	723,394	-
Health Care	6,194,565	5,664,499	530,066	-
Industrials	1,627,532	1,627,532	-	-
Information Technology	4,448,872	4,448,872	-	-
Materials	650,000	650,000	-	-
Utilities	378,972	378,972	-	-
U.S. Government and Government Agency Obligations	10,000	-	10,000	-
Money Market Funds	363,861	363,861	-	-
Total Investments in Securities:	$ 28,950,272	$ 27,686,812	$ 1,263,460	$ -
Distribution of investments by country or territory of incorporation, as a percentage of total net assets, is as follows (Unaudited):
United States of America	79.3%
Ireland	3.8%
Korea (South)	3.6%
Israel	3.6%
United Kingdom	2.5%
Canada	2.2%
Bailiwick of Jersey	1.8%
Switzerland	1.8%
Bermuda	1.4%
100.0%

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	October 31, 2014

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $27,066,985)	$ 28,586,411
Fidelity Central Funds (cost $363,861)	363,861
Total Investments (cost $27,430,846)		$ 28,950,272
Receivable for investments sold		230,679
Receivable for fund shares sold		34,309
Dividends receivable		24,166
Distributions receivable from Fidelity Central Funds		46
Prepaid expenses		79
Other receivables		103
Total assets		29,239,654

Liabilities
Payable for investments purchased	$ 100,155
Payable for fund shares redeemed	58,981
Accrued management fee	11,536
Distribution and service plan fees payable	10,117
Other affiliated payables	7,353
Other payables and accrued expenses	40,762
Total liabilities		228,904

Net Assets		$ 29,010,750
Net Assets consist of:
Paid in capital		$ 53,968,888
Undistributed net investment income		124,802
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(26,602,366)
Net unrealized appreciation (depreciation) on investments		1,519,426
Net Assets		$ 29,010,750

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

October 31, 2014

Calculation of Maximum Offering Price Class A: Net Asset Value and redemption price per share ($15,066,801 ÷ 953,948 shares)	$ 15.79

Maximum offering price per share (100/94.25 of $15.79)	$ 16.75
Class T: Net Asset Value and redemption price per share ($7,818,923 ÷ 495,431 shares)	$ 15.78

Maximum offering price per share (100/96.50 of $15.78)	$ 16.35
Class B: Net Asset Value and offering price per share ($406,198 ÷ 26,150 shares)A	$ 15.53

Class C: Net Asset Value and offering price per share ($4,457,622 ÷ 290,427 shares)A	$ 15.35

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,261,206 ÷ 79,152 shares)	$ 15.93

A Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended October 31, 2014

Investment Income
Dividends		$ 624,105
Interest		5
Income from Fidelity Central Funds		2,022
Total income		626,132

Expenses
Management fee Basic fee	$ 169,630
Performance adjustment	(58,424)
Transfer agent fees	80,979
Distribution and service plan fees	130,637
Accounting and security lending fees	12,026
Custodian fees and expenses	13,736
Independent trustees' compensation	127
Registration fees	57,762
Audit	49,991
Legal	169
Miscellaneous	507
Total expenses before reductions	457,140
Expense reductions	(18,579)	438,561
Net investment income (loss)		187,571
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	4,943,799
Foreign currency transactions	(2,722)
Futures contracts	(19,513)
Total net realized gain (loss)		4,921,564
Change in net unrealized appreciation (depreciation) on: Investment securities	(896,610)
Assets and liabilities in foreign currencies	(1)
Futures contracts	(12,341)
Total change in net unrealized appreciation (depreciation)		(908,952)
Net gain (loss)		4,012,612
Net increase (decrease) in net assets resulting from operations		$ 4,200,183

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended October 31, 2014	Year ended October 31, 2013
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 187,571	$ 176,674
Net realized gain (loss)	4,921,564	3,425,945
Change in net unrealized appreciation (depreciation)	(908,952)	3,254,893
Net increase (decrease) in net assets resulting from operations	4,200,183	6,857,512
Distributions to shareholders from net investment income	-	(419,258)
Share transactions - net increase (decrease)	(3,923,371)	(3,943,841)
Total increase (decrease) in net assets	276,812	2,494,413

Net Assets
Beginning of period	28,733,938	26,239,525
End of period (including undistributed net investment income of $124,802 and distributions in excess of net investment income of $51,694, respectively)	$ 29,010,750	$ 28,733,938

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class A

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.73	$ 10.82	$ 9.96	$ 10.12	$ 9.30
Income from Investment Operations
Net investment income (loss) C	.12	.10	.13	.10	.07F
Net realized and unrealized gain (loss)	1.94	3.01	.85	(.14)	.85
Total from investment operations	2.06	3.11	.98	(.04)	.92
Distributions from net investment income	-	(.20)	(.12)	(.11)	(.09)
Distributions from net realized gain	-	-	-H	(.01)	(.01)
Total distributions	-	(.20)	(.12)	(.12)	(.10)
Net asset value, end of period	$ 15.79	$ 13.73	$ 10.82	$ 9.96	$ 10.12
Total ReturnA, B	15.00%	29.24%	10.00%	(.40)%	9.91%
Ratios to Average Net Assets D, G
Expenses before reductions	1.30%	1.33%	1.28%	1.24%	1.22%
Expenses net of fee waivers, if any	1.25%	1.25%	1.25%	1.24%	1.22%
Expenses net of all reductions	1.25%	1.23%	1.24%	1.23%	1.21%
Net investment income (loss)	.78%	.82%	1.26%	.91%	.75%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,067	$ 15,339	$ 14,705	$ 15,484	$ 25,431
Portfolio turnover rateE	182%	87%	94%	161%	51%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .57%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class T

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.75	$ 10.82	$ 9.96	$ 10.08	$ 9.27
Income from Investment Operations
Net investment income (loss) C	.08	.07	.10	.07	.05F
Net realized and unrealized gain (loss)	1.95	3.02	.85	(.13)	.84
Total from investment operations	2.03	3.09	.95	(.06)	.89
Distributions from net investment income	-	(.16)	(.09)	(.05)	(.07)
Distributions from net realized gain	-	-	-H	(.01)	(.01)
Total distributions	-	(.16)	(.09)	(.06)	(.08)
Net asset value, end of period	$ 15.78	$ 13.75	$ 10.82	$ 9.96	$ 10.08
Total ReturnA, B	14.76%	28.97%	9.68%	(.64)%	9.62%
Ratios to Average Net Assets D, G
Expenses before reductions	1.58%	1.60%	1.55%	1.49%	1.45%
Expenses net of fee waivers, if any	1.50%	1.50%	1.50%	1.49%	1.45%
Expenses net of all reductions	1.50%	1.48%	1.49%	1.48%	1.45%
Net investment income (loss)	.53%	.57%	1.01%	.67%	.52%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 7,819	$ 6,569	$ 6,145	$ 8,254	$ 12,735
Portfolio turnover rateE	182%	87%	94%	161%	51%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the sales charges.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .33%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class B

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.60	$ 10.70	$ 9.84	$ 9.99	$ 9.18
Income from Investment Operations
Net investment income (loss) C	-H	.01	.05	.02	-F,H
Net realized and unrealized gain (loss)	1.93	2.99	.85	(.13)	.84
Total from investment operations	1.93	3.00	.90	(.11)	.84
Distributions from net investment income	-	(.10)	(.03)	(.03)	(.02)
Distributions from net realized gain	-	-	-H	(.01)	(.01)
Total distributions	-	(.10)	(.04)I	(.04)	(.03)
Net asset value, end of period	$ 15.53	$ 13.60	$ 10.70	$ 9.84	$ 9.99
Total ReturnA, B	14.19%	28.31%	9.14%	(1.14)%	9.11%
Ratios to Average Net Assets D, G
Expenses before reductions	2.12%	2.10%	2.04%	1.99%	1.97%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	1.99%	1.97%
Expenses net of all reductions	2.00%	1.98%	1.99%	1.98%	1.97%
Net investment income (loss)	.03%	.07%	.51%	.16%	(.01)%F
Supplemental Data
Net assets, end of period (000 omitted)	$ 406	$ 719	$ 895	$ 1,110	$ 1,605
Portfolio turnover rateE	182%	87%	94%	161%	51%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.19)%.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

H Amount represents less than $.01 per share.

I Total distributions of $.04 per share is comprised of distributions from net investment income of $.031 and distributions from net realized gain of $.004 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class C

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.44	$ 10.59	$ 9.75	$ 9.92	$ 9.11
Income from Investment Operations
Net investment income (loss) C	-I	.01	.05	.02	-G,I
Net realized and unrealized gain (loss)	1.91	2.95	.84	(.13)	.83
Total from investment operations	1.91	2.96	.89	(.11)	.83
Distributions from net investment income	-	(.11)	(.05)	(.05)	(.02)
Distributions from net realized gain	-	-	-I	(.01)	(.01)
Total distributions	-	(.11)	(.05)	(.06)	(.02)J
Net asset value, end of period	$ 15.35	$ 13.44	$ 10.59	$ 9.75	$ 9.92
Total ReturnA, B	14.21%	28.27%	9.21%	(1.18)%	9.12%
Ratios to Average Net Assets D, H
Expenses before reductions	2.09%	2.08%	2.04%	2.00%	1.97%
Expenses net of fee waivers, if any	2.00%	2.00%	2.00%	2.00%	1.97%
Expenses net of all reductions	2.00%	1.97%	1.99%	1.98%	1.97%
Net investment income (loss)	.03%	.07%	.51%	.16%	.00%F,G
Supplemental Data
Net assets, end of period (000 omitted)	$ 4,458	$ 4,340	$ 3,299	$ 3,775	$ 4,139
Portfolio turnover rateE	182%	87%	94%	161%	51%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Total returns do not include the effect of the contingent deferred sales charge.

C Calculated based on average shares outstanding during the period.

D Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

F Amount represents less than .01%.

G Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been (.19)%.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

I Amount represents less than $.01 per share.

J Total distributions of $.02 per share is comprised of distributions from net investment income of $.015 and distributions from net realized gain of $.005 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Years ended October 31,	2014	2013	2012	2011	2010
Selected Per-Share Data
Net asset value, beginning of period	$ 13.81	$ 10.89	$ 10.04	$ 10.19	$ 9.35
Income from Investment Operations
Net investment income (loss) B	.15	.14	.18	.14	.10E
Net realized and unrealized gain (loss)	1.97	3.02	.83	(.15)	.86
Total from investment operations	2.12	3.16	1.01	(.01)	.96
Distributions from net investment income	-	(.24)	(.16)	(.13)	(.11)
Distributions from net realized gain	-	-	-G	(.01)	(.01)
Total distributions	-	(.24)	(.16)	(.14)	(.12)
Net asset value, end of period	$ 15.93	$ 13.81	$ 10.89	$ 10.04	$ 10.19
Total ReturnA	15.35%	29.65%	10.30%	(.11)%	10.28%
Ratios to Average Net Assets C, F
Expenses before reductions	1.01%	.94%	.83%	.89%	.98%
Expenses net of fee waivers, if any	1.00%	.94%	.83%	.89%	.98%
Expenses net of all reductions	1.00%	.92%	.82%	.88%	.97%
Net investment income (loss)	1.03%	1.13%	1.68%	1.27%	.99%E
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,261	$ 1,767	$ 1,195	$ 523	$ 841
Portfolio turnover rateD	182%	87%	94%	161%	51%

A Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

B Calculated based on average shares outstanding during the period.

C Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

D Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

E Investment income per share reflects a large, non-recurring dividend which amounted to $.02 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been .81%.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended October 31, 2014

1. Organization.

Fidelity Advisor Value Leaders Fund (the Fund) is a fund of Fidelity Advisor Series VIII (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Class A, Class T, Class C and Institutional Class shares, each of which, along with Class B shares, has equal rights as to assets and voting privileges. Class B shares are closed to new accounts and additional purchases, except for exchanges and reinvestments. Each class has exclusive voting rights with respect to matters that affect that class. Class B shares will automatically convert to Class A shares after a holding period of seven years from the initial date of purchase.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .01%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Fidelity Management & Research Company (FMR) Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. U.S. government and government agency obligations are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of October 31, 2014, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on

Annual Report

3. Significant Accounting Policies - continued

Investment Transactions and Income - continued

the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of October 31, 2014, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships, capital loss carryforwards, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,672,715
Gross unrealized depreciation	(383,504)
Net unrealized appreciation (depreciation) on securities	$ 1,289,211

Tax Cost	$ 27,661,061

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 124,802
Capital loss carryforward	$ (26,372,152)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,289,211

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2016	$ (11,383,283)
2017	(14,819,668)
2019	(169,201)
Total capital loss carryforward	$ (26,372,152)

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	October 31, 2014	October 31, 2013
Ordinary Income	$ -	$ 419,258

New Accounting Pronouncement. In June 2014, the Financial Accounting Standards Board issued Accounting Standard Update No. 2014-11, Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The Update amends the accounting for certain repurchase agreements and expands disclosure requirements for reverse repurchase agreements, securities lending and other similar transactions. The disclosure requirements are effective for annual and interim reporting periods beginning after December 15, 2014. Management is currently evaluating the impact of the Update on the Funds' financial statements and related disclosures.

4. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty

Annual Report

Notes to Financial Statements - continued

4. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin for derivative instruments in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $(19,513) and a change in net unrealized appreciation (depreciation) of $(12,341) related to its investment in futures contracts. These amounts are included in the Statement of Operations.

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $52,934,663 and $54,949,500, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's

Annual Report

6. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of the Institutional Class of the Fund as compared to its benchmark index, the Russell 1000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .36% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Certain classes pay Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, separate Distribution and Service Fees, each of which is based on an annual percentage of each class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Distribution and Service Fee rates, total fees and amounts retained by FDC were as follows:

	Distribution Fee	Service Fee	Total Fees	Retained by FDC
Class A	-%	.25%	$ 39,794	$ 530
Class T	.25%	.25%	38,036	301
Class B	.75%	.25%	5,359	4,035
Class C	.75%	.25%	47,448	6,543
			$ 130,637	$ 11,409

Sales Load. FDC may receive a front-end sales charge of up to 5.75% for selling Class A shares and 3.50% for selling Class T shares, some of which is paid to financial intermediaries for selling shares of the Fund. Depending on the holding period, FDC may receive contingent deferred sales charges levied on Class A, Class T, Class B, and Class C redemptions. The deferred sales charges range from 5.00% to 1.00% for Class B shares, 1.00% for Class C shares, 1.00% for certain purchases of Class A shares and .25% for certain purchases of Class T shares.

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Sales Load - continued

For the period, sales charge amounts retained by FDC were as follows:

Retained by FDC
Class A	$ 2,685
Class T	2,517
Class B*	174
Class C*	1,030
$ 6,406

* When Class B and Class C shares are initially sold, FDC pays commissions from its own resources to financial intermediaries through which the sales are made.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of the respective classes of the Fund. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Class A	$ 39,204.25
Class T	21,894.29
Class B	1,620.30
Class C	13,965.29
Institutional Class	4,296.21
	$ 80,979

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,923 for the period.

Annual Report

7. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $50 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

8. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $293. During the period, there were no securities loaned to FCM.

9. Expense Reductions.

The investment adviser voluntarily agreed to reimburse each class to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

Annual Report

Notes to Financial Statements - continued

9. Expense Reductions - continued

The following classes were in reimbursement during the period:

	Expense Limitations	Reimbursement
Class A	1.25%	$ 7,490
Class T	1.50%	5,986
Class B	2.00%	607
Class C	2.00%	4,081
Institutional Class	1.00%	261
		$ 18,425

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $146 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $8.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended October 31,	2014	2013
From net investment income
Class A	$ -	$ 265,618
Class T	-	87,579
Class B	-	8,055
Class C	-	34,963
Institutional Class	-	23,043
Total	$ -	$ 419,258

11. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between funds:

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Class A
Shares sold	138,015	203,654	$ 2,028,107	$ 2,521,952
Reinvestment of distributions	-	23,948	-	256,986
Shares redeemed	(301,611)	(469,651)	(4,564,426)	(5,674,710)
Net increase (decrease)	(163,596)	(242,049)	$ (2,536,319)	$ (2,895,772)

Annual Report

11. Share Transactions - continued

	Shares		Dollars
Years ended October 31,	2014	2013	2014	2013
Class T
Shares sold	118,612	51,753	$ 1,713,933	$ 642,034
Reinvestment of distributions	-	7,985	-	86,093
Shares redeemed	(100,942)	(149,714)	(1,483,209)	(1,818,182)
Net increase (decrease)	17,670	(89,976)	$ 230,724	$ (1,090,055)
Class B
Shares sold	-	1,256	$ -	$ 15,666
Reinvestment of distributions	-	676	-	7,246
Shares redeemed	(26,732)	(32,653)	(388,717)	(386,596)
Net increase (decrease)	(26,732)	(30,721)	$ (388,717)	$ (363,684)
Class C
Shares sold	65,526	81,393	$ 939,665	$ 983,333
Reinvestment of distributions	-	3,063	-	32,411
Shares redeemed	(98,027)	(73,114)	(1,427,472)	(871,726)
Net increase (decrease)	(32,501)	11,342	$ (487,807)	$ 144,018
Institutional Class
Shares sold	129,227	46,209	$ 1,917,221	$ 589,474
Reinvestment of distributions	-	2,131	-	22,951
Shares redeemed	(178,032)	(30,086)	(2,658,473)	(350,773)
Net increase (decrease)	(48,805)	18,254	$ (741,252)	$ 261,652

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Advisor Series VIII and the Shareholders of Fidelity Advisor Value Leaders Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Advisor Value Leaders Fund (a fund of Fidelity Advisor Series VIII) at October 31, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Advisor Value Leaders Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

December 16, 2014

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Except for James C. Curvey, each of the Trustees oversees 174 funds. Mr. Curvey oversees 407 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Annual Report

Trustees and Officers - continued

Board Structure and Oversight Function. James C. Curvey is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's equity and high income funds and another Board oversees Fidelity's investment-grade bond, money market, and asset allocation funds. The asset allocation funds may invest in Fidelity funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. In addition, the Independent Trustees have worked with FMR to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board. For example, a working group comprised of Independent Trustees and FMR has worked and continues to work to review the Fidelity funds' valuation-related activities, reporting and risk management. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of FMR's risk management program for the Fidelity funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
James C. Curvey (1935)
Year of Election or Appointment: 2007 Trustee Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity funds. Mr. Curvey is a Director of Fidelity Research & Analysis Co. (2009-present), and Vice Chairman (2007-present) and Director of FMR LLC. In addition, Mr. Curvey serves as an Overseer for the Boston Symphony Orchestra and a member of the board of Artis-Naples, Naples, Florida, and as a Trustee for Brewster Academy, Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Investments Money Management, Inc. (2009-2014), a Director of FMR (2007-2014), and a Director of FMR Co., Inc. (2007-2014).

Charles S. Morrison (1960)
Year of Election or Appointment: 2014 Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as a Director of Fidelity Investments Money Management, Inc. (FIMM) (2014-present), Director of Fidelity SelectCo, LLC (2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005 Trustee

Mr. Dirks also serves as Trustee of other Fidelity funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), and as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008). Mr. Dirks is a member of the Independent Directors Council (IDC) Governing Council (2010-present) and Board of Directors for The Brookville Center for Children's Services, Inc. (2009-present).

Alan J. Lacy (1953)
Year of Election or Appointment: 2008 Trustee

Mr. Lacy also serves as Trustee of other Fidelity funds. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (private equity). Mr. Lacy also served as Chief Executive Officer (2000-2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation and Sears, Roebuck and Co. (retail). In addition, Mr. Lacy serves as a member of the Board of Directors of Dave & Buster's Entertainment, Inc. (restaurant and entertainment complexes, 2010-present), Earth Fare, Inc. (retail grocery, 2012-present), The Hillman Companies, Inc. (hardware wholesalers, 2010-present), and Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). Mr. Lacy is a member of the Board of Trustees of The National Parks Conservation Association (2006-present). Previously, Mr. Lacy served as Chairman of the Board of Trustees of the National Parks Conservation Association (2008-2011) and as a member of the Board of Directors for the Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)
Year of Election or Appointment: 2000 Trustee Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity funds. Mr. Lautenbach currently serves as the Lead Director of the Eaton Corporation Board of Directors (diversified industrial, 1997-present). Mr. Lautenbach is Chairman of the Board of Directors of the Philharmonic Center for the Arts in Naples, Florida (2012-present) and a member of the Council on Foreign Relations (1994-present). Previously, Mr. Lautenbach was a Partner/Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007).

Joseph Mauriello (1944)
Year of Election or Appointment: 2008 Trustee

Mr. Mauriello also serves as Trustee of other Fidelity funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Robert W. Selander (1950)
Year of Election or Appointment: 2011 Trustee

Mr. Selander also serves as Trustee of other Fidelity funds. Previously, Mr. Selander served as a Member of the Advisory Board of other Fidelity funds (2011), and Executive Vice Chairman (2010), Chief Executive Officer (2009-2010), and President and Chief Executive Officer (1997-2009) of Mastercard, Inc.

Cornelia M. Small (1944)
Year of Election or Appointment: 2005 Trustee

Ms. Small also serves as Trustee of other Fidelity funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

William S. Stavropoulos (1939)
Year of Election or Appointment: 2001 Trustee Vice Chairman of the Independent Trustees

Mr. Stavropoulos also serves as Trustee of other Fidelity funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and Maersk Inc. (industrial conglomerate), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of the Naples Philharmonic Center for the Arts. Previously, Mr. Stavropoulos served as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

David M. Thomas (1949)
Year of Election or Appointment: 2008 Trustee

Mr. Thomas also serves as Trustee of other Fidelity funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), and as a member of the Board of Directors of Interpublic Group of Companies, Inc. (marketing communication, 2004-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Officers:

Correspondence intended for each officer and Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003 Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity funds. Mr. Lynch is Vice Chairman and a Director of FMR and FMR Co., Inc. In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

Elizabeth Paige Baumann (1968)
Year of Election or Appointment: 2012 Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer of FMR LLC (2012-present) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

William C. Coffey (1969)
Year of Election or Appointment: 2009 Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)
Year of Election or Appointment: 2010 Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Adrien E. Deberghes (1967)
Year of Election or Appointment: 2008 Deputy Treasurer

Mr. Deberghes also serves as an officer of other funds. He is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)
Year of Election or Appointment: 2010 Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)
Year of Election or Appointment: 2014 Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)
Year of Election or Appointment: 2008 Secretary and Chief Legal Officer (CLO)

Mr. Goebel serves as Secretary and CLO of other funds. Mr. Goebel also serves as Secretary of Fidelity SelectCo, LLC (2013-present), Fidelity Investments Money Management, Inc. (FIMM) (2010-present) and Fidelity Research and Analysis Company (FRAC) (2010-present); General Counsel, Secretary, and Senior Vice President of FMR (2008-present) and FMR Co., Inc. (2008-present); Chief Legal Officer of Fidelity Management & Research (Hong Kong) Limited (2008-present); and Assistant Secretary of Fidelity Management & Research (Japan) Limited (2008-present) and Fidelity Management & Research (U.K.) Inc. (2008-present). Previously, Mr. Goebel served as Secretary and CLO of other Fidelity funds (2008-2013), Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007). Mr. Goebel has been employed by FMR LLC or an affiliate since 2001.

Thomas C. Hense (1964)
Year of Election or Appointment: 2008/2010 Vice President

Mr. Hense also serves as Vice President of other funds (High Income (2008), Small Cap (2008), and Value (2010) funds). Previously, Mr. Hense served as a portfolio manager for Fidelity's Institutional Money Management Group (Pyramis) (2003-2008).

Brian B. Hogan (1964)
Year of Election or Appointment: 2009 Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of Fidelity SelectCo, LLC (2014-present) and President of FMR's Equity Division (2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.

Chris Maher (1972)
Year of Election or Appointment: 2013 Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of FMR's Program Management Group (2010-2013), and Vice President of Valuation Oversight (2008-2010).

Kenneth B. Robins (1969)
Year of Election or Appointment: 2008 President and Treasurer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (2013-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served in other fund officer roles.

Stephen Sadoski (1971)
Year of Election or Appointment: 2012 Deputy Treasurer

Mr. Sadoski also serves as Deputy Treasurer of other funds. He is an employee of Fidelity Investments (2012-present) and has served in another fund officer role. Prior to joining Fidelity Investments, Mr. Sadoski served as an assistant chief accountant in the Division of Investment Management of the Securities and Exchange Commission (SEC) (2009-2012) and as a senior manager at Deloitte & Touche LLP (1997-2009).

Stacie M. Smith (1974)
Year of Election or Appointment: 2013 Deputy Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (1996-2009).

Renee Stagnone (1975)
Year of Election or Appointment: 2013 Deputy Treasurer
Ms. Stagnone also serves as Deputy Treasurer of other funds. Ms. Stagnone is an employee of Fidelity Investments.
Linda J. Wondrack (1964)
Year of Election or Appointment: 2014 Chief Compliance Officer

Ms. Wondrack also serves as Chief Compliance Officer of other funds. Ms. Wondrack is Executive Vice President and head of the Ethics Office and Asset Management Compliance for Fidelity Investments (2012-present). Ms. Wondrack also serves as Chief Compliance Officer of Fidelity SelectCo, LLC (2014-present); Chief Compliance Officer of Impresa Management LLC (2013-present); and Chief Compliance Officer of FMR Co., Inc., Fidelity Investments Money Management, Inc., Fidelity Management & Research (Japan) Limited, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong), Fidelity Management & Research Company, Pyramis Global Advisors, LLC, and Strategic Advisers, Inc., Ballyrock Investment Advisors LLC, and Northern Neck Investors LLC (2012-present). Previously, Ms. Wondrack served as Senior Vice President and Chief Compliance Officer for Columbia Management Investment Advisers, LLC (2005-2012); Chief Compliance Officer for certain funds within the Columbia Family of Funds (2007-2012); and Senior Vice President of Compliance Risk Management at Bank of America (2005-2010).

Joseph F. Zambello (1957)
Year of Election or Appointment: 2011 Deputy Treasurer

Mr. Zambello also serves as Deputy Treasurer of other funds. Mr. Zambello is an employee of Fidelity Investments. Previously, Mr. Zambello served as Vice President of FMR's Program Management Group (2009-2011) and Vice President of the Transfer Agent Oversight Group (2005-2009).

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Advisor Value Leaders Fund

Each year, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information relevant to the renewal of the Advisory Contracts throughout the year.

The Board meets regularly and, at each of its meetings, covers an extensive agenda of topics and materials and considers factors that are relevant to its annual consideration of the renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. The Board has established various standing committees (Committees), each composed of and chaired by Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. The Board, acting directly and through its Committees, requests and receives information concerning the annual consideration of the renewal of the fund's Advisory Contracts. The Board also meets as needed to consider matters specifically related to the Board's annual consideration of the renewal of the Advisory Contracts. Members of the Board may also meet with trustees of other Fidelity funds through ad hoc joint committees to discuss certain matters relevant to the Fidelity funds.

At its July 2014 meeting, the Board, including the Independent Trustees, unanimously determined to renew the fund's Advisory Contracts. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the fund's management fee and total expense ratio relative to peer funds; (iii) the total costs of the services to be provided by and the profits to be realized by Fidelity from its relationship with the fund; (iv) the extent to which economies of scale exist and would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. In connection with separate internal corporate reorganizations involving Fidelity Management & Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Japan) Inc. (FMR Japan), the Board approved certain non-material amendments to the fund's sub-advisory agreements with FMR U.K. and FMR Japan to reflect that, after these reorganizations, FMR Investment Management (UK) Limited and Fidelity Management & Research (Japan) Limited will carry on the business of FMR U.K. and FMR Japan, respectively. The Board noted that no changes to the portfolio managers or to the foreign research or investment advisory services provided to the fund were expected in connection with either reorganization and that the same personnel and resources would continue to be available to the fund at the new entities.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In considering whether to renew the Advisory Contracts for the fund, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the renewal of the Advisory Contracts was in the best interests of the fund and its shareholders and that the compensation payable under the Advisory Contracts was fair and reasonable. The Board's decision to renew the Advisory Contracts was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board at its meetings throughout the year. The Board, in reaching its determination to renew the Advisory Contracts, was aware that shareholders of the fund have a broad range of investment choices available to them, including a wide choice among funds offered by Fidelity's competitors, and that the fund's shareholders, who have the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, which is part of the Fidelity family of funds.

Nature, Extent, and Quality of Services Provided. The Board considered Fidelity's staffing as it relates to the fund, including the backgrounds of investment personnel of FMR and the sub-advisers (together, the Investment Advisers), and also considered the fund's investment objective, strategies, and related investment philosophy. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund. Additionally, the Board considered the portfolio managers' investments, if any, in the funds that they manage.

Resources Dedicated to Investment Management and Support Services. The Board and the Fund Oversight and Research Committees reviewed the general qualifications and capabilities of Fidelity's investment staff, including its size, education, experience, and resources, as well as Fidelity's approach to recruiting, training, managing, and compensating investment personnel. The Board noted that Fidelity has continued to increase the resources devoted to non-U.S. offices, including expansion of Fidelity's global investment organization. The Board also noted that Fidelity's analysts have extensive resources, tools and capabilities that allow them to conduct sophisticated quantitative and fundamental analysis, as well as credit analysis of issuers, counterparties and guarantors. Further, the Board believes that Fidelity's investment professionals have sufficient access to global information and data so as to provide competitive investment results over time, and that those professionals also have access to sophisticated tools that permit them to assess portfolio construction and risk and performance attribution characteristics continuously, as well as to transmit new information and research conclusions rapidly around the world. Additionally, in its deliberations, the Board considered Fidelity's trading and risk management capabilities and resources and global compliance infrastructure, which are an integral part of the investment management process.

Annual Report

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund; (ii) the nature and extent of the supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures. The Board also reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of "soft" commission dollars to pay for research services.

The Board noted that the growth of fund assets over time across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through telephone representatives and over the Internet, investor education materials and asset allocation tools, and the expanded availability of Fidelity Investor Centers.

In 2014, the Board formed an ad hoc Committee on Transfer Agency Fees to review the variety of transfer agency fee structures throughout the industry and Fidelity's competitive positioning with respect to industry participants.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing a large variety of mutual fund investor services. The Board noted that Fidelity had taken, or had made recommendations that resulted in the Fidelity funds taking, a number of actions over the previous year that benefited particular funds, including (i) continuing to dedicate additional resources to investment research and to the support of the senior management team that oversees asset management; (ii) persisting in efforts to enhance Fidelity's global research capabilities; (iii) launching new funds and making other enhancements to meet client needs for income-oriented solutions; (iv) reducing fund expenses for certain index funds; (v) continuing to launch dedicated lower cost underlying funds to meet portfolio construction needs related to expanding underlying fund options for Fidelity funds of funds, specifically for the Freedom Fund product lines; (vi) rationalizing product lines and gaining increased efficiencies through fund mergers; (vii) launching sector-based exchange-traded funds and establishing a new Fidelity adviser to manage sector-based funds and products; (viii) continuing to develop and implement technology to improve security and increase efficiency; (ix) modifying the eligibility criteria for certain share classes to increase their marketability to a portion of the defined contribution plan market; (x) waiving redemption fees for certain qualified fund-of-fund and wrap programs and certain retirement plan transactions; and (xi) launching new Institutional Class shares of certain money market funds to attract and retain assets and to fill a gap in the money market fund lineup.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board considered whether the fund has operated in accordance with its investment objective, as well as its record of compliance with its investment restrictions and its performance history.

The Board took into account discussions with the Investment Advisers about fund investment performance that occur at Board meetings throughout the year. In this regard the Board noted that as part of regularly scheduled fund reviews and other reports to the Board on fund performance, the Board periodically considers annualized return information for the fund, for different time periods, measured against a securities market index ("benchmark index") and a peer group of funds with similar objectives ("peer group"). In its evaluation of fund investment performance, the Board gave particular attention to information indicating changes in performance of certain Fidelity funds for specific time periods and the Investment Advisers' explanations for any overperformance or underperformance.

In addition to reviewing absolute and relative fund performance, the Independent Trustees periodically consider the appropriateness of fund performance metrics in evaluating the results achieved. In general, the Independent Trustees believe that fund performance should be evaluated based on net performance (after fees and expenses) of both the highest performing and lowest performing classes, where applicable, compared to appropriate benchmark indices, over appropriate time periods which may include full market cycles, and compared to peer groups, as applicable, over the same periods, taking into account relevant factors including the following: general market conditions; issuer-specific information; tactical opportunities for investment; and fund cash flows and other factors.

The Independent Trustees recognize that shareholders evaluate performance on a net basis over their own holding periods, for which one-, three-, and five-year periods are often used as a proxy. For this reason, the performance information reviewed by the Board also included net cumulative calendar year total return information for the fund and an appropriate benchmark index and peer group for the most recent one-, three-, and five-year periods, as shown below. Returns are shown compared to the 25th percentile (top of box, 75% beaten) and 75th percentile (bottom of box, 25% beaten) of the peer universe.

Annual Report

Fidelity Advisor Value Leaders Fund

The Board also considered that the fund's management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, a securities index, thus leading to a performance adjustment for the same period. The Board noted that the performance adjustment provides FMR with a strong economic incentive to seek to achieve superior performance for the fund's shareholders and helps to more closely align the interests of FMR and the fund's shareholders.

Based on its review, the Board concluded that the nature, extent, and quality of services provided to the fund under the Advisory Contracts should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Expense Ratio. The Board considered the fund's management fee and total expense ratio compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable investment mandates. Combining Lipper investment objective categories aids the Board's management fee and total expense ratio comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

Management Fee. The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group." The Total Mapped Group comparison focuses on a fund's standing in terms of gross management fees before expense reimbursements or caps, and without giving effect to the fund's performance adjustment, relative to the total universe of funds with comparable investment mandates, regardless of whether their management fee structures also are comparable. Funds with comparable investment mandates offer exposure to similar types of securities. Funds with comparable management fee structures have similar management fee contractual arrangements (e.g., flat rate charged for advisory services, all-inclusive fee rate, etc.). "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a hypothetical TMG % of 20% would mean that 80% of the funds in the Total Mapped Group had higher, and 20% had lower, management fees than the fund. The fund's actual TMG %s are in the chart below. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to a subset of non-Fidelity funds within the Total Mapped Group that are similar in size and management fee structure. For example, if a fund is in the first quartile of the ASPG, the fund's management fee ranks in the least expensive or lowest 25% of funds in the ASPG. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee structures, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee rate ranked and the impact of the fund's performance adjustment, is also included in the chart and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Advisor Value Leaders Fund

The Board noted that the fund's management fee rate ranked below the median of its Total Mapped Group and below the median of its ASPG for 2013. The Board also noted the effect of the fund's negative performance adjustment on the fund's management fee ranking.

Annual Report

The Board also noted that, in August 2013, the ad hoc Committee on Management Fees was formed to conduct an in-depth review of the management fee rates of Fidelity's active equity mutual funds. The Committee focused on the following areas: (i) standard fee structures; (ii) research consumption and trading evolution; (iii) management fee competitiveness/profitability by category; and (iv) factors that drive institutional pricing.

Based on its review, the Board concluded that the fund's management fee is fair and reasonable in light of the services that the fund receives and the other factors considered.

Total Expense Ratio. In its review of each class's total expense ratio, the Board considered the fund's management fee as well as other fund or class expenses, as applicable, such as transfer agent fees, pricing and bookkeeping fees, fund-paid 12b-1 fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the impact of the fund's performance adjustment. As part of its review, the Board also considered the current and historical total expense ratios of each class of the fund compared to competitive fund median expenses. Each class of the fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the total expense ratio of Institutional Class ranked below its competitive median for 2013, the total expense ratio of Class A ranked equal to its competitive median for 2013, and the total expense ratio of each of Class T, Class B, and Class C ranked above its competitive median for 2013. The Board considered that, in general, various factors can affect total expense ratios. The Board noted that the total expense ratio of Class T was above the competitive median primarily because of higher 12b-1 fees on Class T as compared to most competitor funds. Class T has a higher 12b-1 fee, but a lower front-end sales charge, than traditionally priced front-end sales charge classes. The Board considered that Class T is primarily sold load-waived in the retirement plan market where its 0.50% 12b-1 fee is comparable to competing no-load, higher 12b-1 fee classes designed specifically for retirement plans. The Board noted that the fund offers multiple classes, each of which has a different sales load and 12b-1 fee structure, and that the multiple structures are intended to offer a range of pricing options for the intermediary market. The Board also noted that the total expense ratios of the classes vary primarily by the level of their 12b-1 fees, although differences in transfer agent fees may also cause expenses to vary from class to class.

Fees Charged to Other Fidelity Clients. The Board also considered Fidelity fee structures and other information with respect to clients of Fidelity, such as other funds advised or subadvised by Fidelity, pension plan clients, and other institutional clients. The Board noted the findings of the 2013 ad hoc joint committee (created with the board of other Fidelity funds), which reviewed and compared Fidelity's institutional investment advisory business with its business of providing services to the Fidelity funds, including the differences in services provided, fees charged, and costs incurred, as well as competition in their respective marketplaces.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its review of total expense ratios and fees charged to other Fidelity clients, the Board concluded that the total expense ratio of each class of the fund was reasonable, although in some cases above the median of the universe presented for comparison, in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and servicing the fund's shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, Fidelity presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the books and records of Fidelity on which Fidelity's audited financial statements are based. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of the methodologies used by Fidelity in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures in respect of the mathematical accuracy of fund profitability and its conformity to established allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board concluded that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board also reviewed Fidelity's non-fund businesses and fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and was satisfied that the profitability was not excessive in the circumstances.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense ratio reductions. The Board also noted that in 2013, it and the boards of other Fidelity funds created an ad hoc committee (the Economies of Scale Committee) to analyze whether Fidelity attains economies of scale in respect of the management and servicing of the Fidelity funds, whether the Fidelity funds have appropriately benefited from such economies of scale, and whether there is potential for realization of any further economies of scale.

Annual Report

The Board recognized that the fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total group assets increase, and for higher group fee rates as total group assets decrease (with "group assets" defined to include fund assets under FMR's management plus sector fund assets previously under FMR's management and currently managed by Fidelity SelectCo, LLC). FMR calculates the group fee rates based on a tiered asset "breakpoint" schedule that varies based on asset class. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total Fidelity fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will benefit from lower management fees as group assets increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board concluded, taking into account the analysis of the Economies of Scale Committee, that economies of scale, if any, are being appropriately shared between fund shareholders and Fidelity.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on certain topics, including: (i) fund performance trends and Fidelity's long-term strategies for certain funds; (ii) Fidelity's strategic marketing and product lineup goals; (iii) the methodology with respect to competitive fund data and peer group classifications; (iv) the arrangements with, and performance of, certain sub-advisers on behalf of the Fidelity funds, as well as certain proposed participating affiliate arrangements; (v) the realization of fall-out benefits in certain Fidelity business units; (vi) Fidelity's group fee structures, including the rationale for the individual fee rates of certain categories of funds and the definition of group assets; (vii) trends regarding industry use of performance fee structures and the performance adjustment methodologies applicable to the Fidelity funds; (viii) additional competitive analysis regarding the total expenses for certain classes; (ix) fund profitability methodology, including Fidelity's cost allocation methodology, and the impact of certain factors on fund profitability results; and (x) the process by which Fidelity determines sub-advisory fees for funds it advises.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Japan) Limited

Fidelity Management & Research
(Hong Kong) Limited

General Distributor

Fidelity Distributors Corporation

Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.

Boston, MA

Custodian

Brown Brothers Harriman & Company

Boston, MA

(Fidelity Investment logo)(registered trademark)

AVLFI-UANN-1214
1.793580.111

Item 2. Code of Ethics

As of the end of the period, October 31, 2014, Fidelity Advisor Series VIII (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") in each of the last two fiscal years for services rendered to Fidelity Advisor Emerging Markets Fund and Fidelity Advisor International Capital Appreciation Fund (the "Funds"):

Services Billed by Deloitte Entities

October 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Emerging Markets Fund	$44,000	$-	$6,900	$700
Fidelity Advisor International Capital Appreciation Fund	$50,000	$-	$6,900	$600

October 31, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Emerging Markets Fund	$44,000	$-	$6,900	$600
Fidelity Advisor International Capital Appreciation Fund	$51,000	$-	$6,900	$500

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Fidelity Advisor Diversified International Fund, Fidelity Advisor Emerging Asia Fund, Fidelity Advisor Global Capital Appreciation Fund, Fidelity Advisor Global Equity Income Fund, Fidelity Advisor Overseas Fund, and Fidelity Advisor Value Leaders Fund (the "Funds"):

Services Billed by PwC

October 31, 2014 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Diversified International Fund	$57,000	$-	$9,000	$2,300
Fidelity Advisor Emerging Asia Fund	$64,000	$-	$5,300	$1,800
Fidelity Advisor Global Capital Appreciation Fund	$56,000	$-	$5,600	$1,700
Fidelity Advisor Global Equity Income Fund	$48,000	$-	$6,100	$1,200
Fidelity Advisor Overseas Fund	$65,000	$-	$6,300	$1,900
Fidelity Advisor Value Leaders Fund	$43,000	$-	$4,500	$1,700

October 31, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Advisor Diversified International Fund	$61,000	$-	$32,500	$2,200
Fidelity Advisor Emerging Asia Fund	$63,000	$-	$5,200	$1,600
Fidelity Advisor Global Capital Appreciation Fund	$56,000	$-	$5,200	$1,500
Fidelity Advisor Global Equity Income Fund	$42,000	$-	$5,200	$-
Fidelity Advisor Overseas Fund	$64,000	$-	$7,600	$1,700
Fidelity Advisor Value Leaders Fund	$43,000	$-	$4,400	$1,500

A Amounts may reflect rounding.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by Deloitte Entities

	October 31, 2014A	October 31, 2013A
Audit-Related Fees	$150,000	$1,010,000
Tax Fees	$-	$-
All Other Fees	$590,000	$800,000

A Amounts may reflect rounding.

Services Billed by PwC

	October 31, 2014A	October 31, 2013A
Audit-Related Fees	$4,430,000	$5,395,000
Tax Fees	$-	$-
All Other Fees	$-	$50,000

A Amounts may reflect rounding.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	October 31, 2014 A	October 31, 2013 A,B
PwC	$5,690,000	$6,365,000
Deloitte Entities	$1,840,000	$1,935,000

A Amounts may reflect rounding.

B Reflects current period presentation.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR's review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by a fund's independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Advisor Series VIII

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 26, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	December 26, 2014
By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	December 26, 2014